UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Christina H. Lee, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2023

Item 1.

Reports to Stockholders

Strategic Advisers® Income Opportunities Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 28, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Income Opportunities Fund	-5.25%	2.54%	3.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

16,500
16,000
15,000
14,000
13,000
12,000
11,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
'23

Period Ending Values

$14,369 Strategic Advisers® Income Opportunities Fund

$14,820 ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds returned -5.51% for the 12 months ending February 28, 2023, according to the ICE BofA ® US High Yield Constrained Index. The new year began with an encouraging upturn in January (+3.91%), but high yield lost momentum in February (-1.28%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, high yield struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -4.02%, one of its worst monthly results ever, before advancing 3.98% in Q4, as risky assets regained favor. For the full 12 months, all major groups in the index lost ground. Media (-11%), health care and retail (-10% each) struggled most. In contrast, transportation, capital goods and energy each returned about -1%.
Comments from Co-Portfolio Managers Charles Sterling and Jonathan Duggan:
For the fiscal year ending February 28, 2023, the Fund returned -5.25%, topping the -5.51% result of the benchmark ICE BofA SM U.S. High Yield Constrained Index. In terms of the Fund's active underlying managers, Fidelity ® Capital & Income Fund, BlackRock High Yield Bond Fund and Vanguard High-Yield Corporate Fund were the top contributors versus the benchmark, with each returning about -4% for the period. Fidelity Capital & Income benefited from favorable overall bond selection and received a further boost from allocations to cash and floating-rate bank loans. BlackRock also benefited from security selection, particularly among energy companies. Vanguard's defensively oriented positioning, with an emphasis on high-quality bonds, served it well during a turbulent period for the high-yield market. Exposure to leveraged loans also aided Vanguard's result. On the downside, sub-adviser PGIM (-7%) was the only relative detractor of note the past 12 months. Having a low-quality bias hampered PGIM's performance, as did investment choices among health care and media & entertainment companies. As of February 28, the Fund was slightly defensively positioned, reflecting our view that high-yield valuations are only marginally attractive. During the period, we increased allocations to managers that take a more flexible approach as they seek to capitalize on idiosyncratic investment opportunities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 28, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Artisan High Income Fund Investor Shares	13.4
Fidelity Capital & Income Fund	9.4
MainStay High Yield Corporate Bond Fund Class A	8.1
BlackRock High Yield Bond Portfolio Class K	7.7
Eaton Vance Income Fund of Boston Class A	7.6
Vanguard High-Yield Corporate Fund Admiral Shares	5.4
U.S. Treasury Obligations	1.5
CCO Holdings LLC/CCO Holdings Capital Corp.	0.9
Tenet Healthcare Corp.	0.7
Occidental Petroleum Corp.	0.6
Asset Allocation (% of Fund's net assets)

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2023
Showing Percentage of Net Assets

Corporate Bonds - 41.0%
		Principal Amount (a)	Value ($)
Convertible Bonds - 0.6%
COMMUNICATION SERVICES - 0.2%
Media - 0.2%
DISH Network Corp.:
2.375% 3/15/24		1,902,000	1,746,958
3.375% 8/15/26		2,415,000	1,543,378
			3,290,336
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		368,047	2,253,478
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		635,565	3,891,437
			6,144,915
TOTAL CONVERTIBLE BONDS			9,435,251
Nonconvertible Bonds - 40.4%
COMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 1.2%
Altice France SA:
5.125% 1/15/29(d)		992,000	761,512
5.125% 7/15/29(d)		575,000	443,682
5.5% 1/15/28(d)		440,000	362,415
5.5% 10/15/29(d)		1,380,000	1,075,971
8.125% 2/1/27(d)		1,200,000	1,120,272
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)		1,890,000	1,702,890
Cablevision Lightpath LLC:
3.875% 9/15/27(d)		1,027,000	837,170
5.625% 9/15/28(d)		300,000	223,500
Connect Finco SARL / Connect U.S. Finco LLC 6.75% 10/1/26 (d)		1,100,000	1,017,551
Consolidated Communications, Inc. 5% 10/1/28 (d)		570,000	379,101
Embarq Corp. 7.995% 6/1/36		795,000	342,172
Frontier Communications Holdings LLC:
5% 5/1/28(d)		315,000	276,413
5.875% 10/15/27(d)		364,000	338,192
5.875% 11/1/29		315,000	252,233
8.75% 5/15/30(d)		420,000	424,725
Holdco SASU 6.5% 10/15/26 (d)		2,040,000	1,906,591
Level 3 Financing, Inc.:
3.4% 3/1/27(d)		700,000	587,535
3.625% 1/15/29(d)		807,000	517,836
3.75% 7/15/29(d)		795,000	499,745
4.25% 7/1/28(d)		805,000	549,413
4.625% 9/15/27(d)		350,000	261,625
Lumen Technologies, Inc. 4.5% 1/15/29 (d)		690,000	364,665
Sprint Capital Corp.:
6.875% 11/15/28		840,000	880,740
8.75% 3/15/32		1,335,000	1,589,304
Telecom Italia Capital SA:
6% 9/30/34		242,000	202,191
7.2% 7/18/36		253,000	222,230
7.721% 6/4/38		200,000	182,000
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)		200,000	186,610
Windstream Escrow LLC 7.75% 8/15/28 (d)		1,285,000	1,050,102
Zayo Group Holdings, Inc.:
4% 3/1/27(d)		780,000	598,358
6.125% 3/1/28(d)		933,000	587,734
			19,744,478
Entertainment - 0.2%
AMC Entertainment Holdings, Inc. 10% 6/15/26 pay-in-kind (d)(e)		377,120	194,337
Cinemark U.S.A., Inc. 5.25% 7/15/28 (d)		1,450,000	1,218,363
Live Nation Entertainment, Inc. 4.75% 10/15/27 (d)		665,000	598,866
Netflix, Inc. 6.375% 5/15/29		395,000	410,472
Playtika Holding Corp. 4.25% 3/15/29 (d)		605,000	490,050
Roblox Corp. 3.875% 5/1/30 (d)		1,055,000	867,326
			3,779,414
Interactive Media & Services - 0.0%
ZipRecruiter, Inc. 5% 1/15/30 (d)		310,000	260,400

Media - 4.0%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (d)		849,000	648,729
Altice Financing SA:
5% 1/15/28(d)		1,315,000	1,091,292
5.75% 8/15/29(d)		2,485,000	2,032,258
Altice France Holding SA:
6% 2/15/28(d)		3,370,000	2,316,875
10.5% 5/15/27(d)		965,000	797,022
AMC Networks, Inc. 5% 4/1/24		125,000	124,844
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31(d)		2,225,000	1,786,008
4.25% 1/15/34(d)		375,000	280,707
4.5% 8/15/30(d)		1,993,000	1,639,282
4.5% 5/1/32		4,850,000	3,838,533
4.5% 6/1/33(d)		2,150,000	1,672,705
4.75% 3/1/30(d)		732,000	615,590
4.75% 2/1/32(d)		550,000	445,500
5% 2/1/28(d)		1,000,000	906,250
6.375% 9/1/29(d)		3,090,000	2,880,915
7.375% 3/1/31(d)		1,530,000	1,484,261
Clear Channel Outdoor Holdings, Inc.:
7.5% 6/1/29(d)		510,000	413,100
7.75% 4/15/28(d)		995,000	825,722
CSC Holdings LLC:
4.125% 12/1/30(d)		1,152,000	832,527
4.5% 11/15/31(d)		100,000	70,998
4.625% 12/1/30(d)		3,057,000	1,645,812
5.375% 2/1/28(d)		931,000	776,547
5.75% 1/15/30(d)		4,090,000	2,342,466
6.5% 2/1/29(d)		1,530,000	1,296,828
7.5% 4/1/28(d)		1,395,000	934,245
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% 8/15/26(d)		6,605,000	741,081
6.625% 8/15/27(d)		13,785,000	361,856
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (d)		770,000	688,394
DISH DBS Corp.:
5% 3/15/23		350,000	349,125
5.125% 6/1/29		3,310,000	1,955,829
5.25% 12/1/26(d)		500,000	418,750
5.75% 12/1/28(d)		1,110,000	886,668
7.375% 7/1/28		1,420,000	971,401
7.75% 7/1/26		2,219,000	1,722,499
DISH Network Corp. 11.75% 11/15/27 (d)		2,129,000	2,157,156
Dolya Holdco 18 DAC 5% 7/15/28 (d)		347,000	301,199
Gray Escrow II, Inc. 5.375% 11/15/31 (d)		1,060,000	787,000
Gray Television, Inc. 7% 5/15/27 (d)		700,000	633,938
iHeartCommunications, Inc.:
6.375% 5/1/26		465,000	438,253
8.375% 5/1/27		4,155,000	3,656,400
Lamar Media Corp. 4.875% 1/15/29		897,000	828,068
LCPR Senior Secured Financing DAC:
5.125% 7/15/29(d)		185,000	155,530
6.75% 10/15/27(d)		310,000	287,457
Midas Opco Holdings LLC 5.625% 8/15/29 (d)		1,645,000	1,414,716
News Corp.:
3.875% 5/15/29(d)		375,000	321,356
5.125% 2/15/32(d)		505,000	448,166
Nexstar Broadcasting, Inc.:
4.75% 11/1/28(d)		80,000	69,942
5.625% 7/15/27(d)		595,000	552,596
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26(d)		1,197,000	893,202
6.5% 9/15/28(d)		3,290,000	1,547,380
Scripps Escrow, Inc. 5.875% 7/15/27 (d)		995,000	796,718
Sirius XM Radio, Inc.:
4% 7/15/28(d)		2,385,000	2,039,175
4.125% 7/1/30(d)		2,235,000	1,816,451
5.5% 7/1/29(d)		495,000	446,738
TEGNA, Inc. 5% 9/15/29		380,000	337,136
Townsquare Media, Inc. 6.875% 2/1/26 (d)		870,000	797,157
Univision Communications, Inc.:
4.5% 5/1/29(d)		395,000	333,158
5.125% 2/15/25(d)		1,400,000	1,363,040
6.625% 6/1/27(d)		1,955,000	1,856,038
7.375% 6/30/30(d)		740,000	701,818
Virgin Media Secured Finance PLC 4.5% 8/15/30 (d)		150,000	124,157
VZ Secured Financing BV 5% 1/15/32 (d)		1,190,000	978,903
Ziggo BV 4.875% 1/15/30 (d)		170,000	143,763
			66,021,230
Wireless Telecommunication Services - 0.6%
Digicel Group Ltd. 6.75% 3/1/23 (d)		7,925,000	3,089,759
Digicel International Finance Ltd. / Digicel International Holdings Ltd. 8% 12/31/26 (d)		1,250,000	548,672
Intelsat Jackson Holdings SA:
5.5% 8/1/23(c)(f)		3,685,000	0
6.5% 3/15/30(d)		3,335,000	2,901,427
8.5% 10/15/24(c)(d)(f)		7,200,000	1
9.75% 7/15/25(c)(d)(f)		50,000	0
Millicom International Cellular SA:
4.5% 4/27/31(d)		235,000	189,763
5.125% 1/15/28(d)		36,000	31,653
Sprint Corp.:
7.125% 6/15/24		785,000	794,891
7.625% 2/15/25		295,000	302,170
7.625% 3/1/26		590,000	612,716
7.875% 9/15/23		195,000	196,821
T-Mobile U.S.A., Inc. 3.5% 4/15/31		490,000	424,187
Telesat Canada/Telesat LLC 6.5% 10/15/27 (d)		865,000	259,048
			9,351,108
TOTAL COMMUNICATION SERVICES			99,156,630

CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.7%
Adient Global Holdings Ltd.:
0% 4/15/28(d)(g)		255,000	255,638
4.875% 8/15/26(d)		800,000	742,368
8.25% 4/15/31(d)(g)		430,000	430,000
Albion Financing 1 SARL 6.125% 10/15/26 (d)		605,000	541,003
Albion Financing 2 SARL 8.75% 4/15/27 (d)		370,000	319,125
Allison Transmission, Inc. 3.75% 1/30/31 (d)		95,000	78,850
American Axle & Manufacturing, Inc. 6.25% 3/15/26		225,000	213,367
Dana, Inc.:
4.25% 9/1/30		1,355,000	1,094,528
5.375% 11/15/27		50,000	46,136
5.625% 6/15/28		1,565,000	1,416,325
Dornoch Debt Merger Sub, Inc. 6.625% 10/15/29 (d)		580,000	437,900
Gates Global LLC/Gates Global Co. 6.25% 1/15/26 (d)		480,000	469,003
IHO Verwaltungs GmbH 4.75% 9/15/26 pay-in-kind (d)(h)		40,000	36,887
Nesco Holdings II, Inc. 5.5% 4/15/29 (d)		346,000	308,373
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. 8.5% 5/15/27 (d)		1,865,000	1,854,345
Patrick Industries, Inc.:
4.75% 5/1/29(d)		575,000	488,813
7.5% 10/15/27(d)		175,000	172,517
The Goodyear Tire & Rubber Co.:
5% 7/15/29		15,000	13,050
5.25% 4/30/31		1,150,000	986,125
5.25% 7/15/31		1,620,000	1,379,025
5.625% 4/30/33		270,000	229,351
ZF North America Capital, Inc. 4.75% 4/29/25 (d)		235,000	224,486
			11,737,215
Automobiles - 0.7%
Ford Motor Co.:
3.25% 2/12/32		195,000	147,379
4.75% 1/15/43		3,708,000	2,705,677
5.291% 12/8/46		435,000	340,388
6.1% 8/19/32		3,625,000	3,375,987
7.4% 11/1/46		75,000	74,698
9.625% 4/22/30		700,000	805,167
PM General Purchaser LLC 9.5% 10/1/28 (d)		880,000	803,739
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 10.1636% 10/15/26 (d)(h)(i)		4,140,000	4,036,500
			12,289,535
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)		1,115,000	1,026,392
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		675,000	656,564
Service Corp. International:
4% 5/15/31		605,000	511,110
5.125% 6/1/29		460,000	430,675
Sotheby's 7.375% 10/15/27 (d)		450,000	424,521
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)		375,000	348,836
			3,398,098
Hotels, Restaurants & Leisure - 3.3%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28(d)		225,000	200,218
4% 10/15/30(d)		2,284,000	1,886,401
Affinity Gaming LLC 6.875% 12/15/27 (d)		645,000	575,308
Aramark Services, Inc. 6.375% 5/1/25 (d)		450,000	447,071
Caesars Entertainment, Inc.:
4.625% 10/15/29(d)		1,250,000	1,069,125
6.25% 7/1/25(d)		325,000	322,297
7% 2/15/30(d)		1,690,000	1,702,675
8.125% 7/1/27(d)		2,505,000	2,530,050
Caesars Resort Collection LLC 5.75% 7/1/25 (d)		400,000	399,332
Carnival Corp.:
5.75% 3/1/27(d)		630,000	516,600
6% 5/1/29(d)		770,000	597,153
6.65% 1/15/28		110,000	84,305
7.625% 3/1/26(d)		2,045,000	1,841,758
10.5% 6/1/30(d)		785,000	760,155
Carrols Restaurant Group, Inc. 5.875% 7/1/29 (d)		475,000	361,000
CCM Merger, Inc. 6.375% 5/1/26 (d)		1,200,000	1,151,564
CDI Escrow Issuer, Inc. 5.75% 4/1/30 (d)		1,110,000	1,030,913
Cedar Fair LP 5.25% 7/15/29		735,000	670,433
Cedar Fair LP/Canada's Wonderland Co. 5.375% 4/15/27		405,000	386,898
Cirsa Finance International SARL:
4.5% 3/15/27(d)	EUR	515,000	479,350
10.375% 11/30/27(d)	EUR	100,000	112,010
Dave & Buster's, Inc. 7.625% 11/1/25 (d)		700,000	709,625
Everi Holdings, Inc. 5% 7/15/29 (d)		250,000	219,878
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75% 1/15/30 (d)		1,485,000	1,230,723
Garden SpinCo Corp. 8.625% 7/20/30 (d)		115,000	121,334
Golden Entertainment, Inc. 7.625% 4/15/26 (d)		886,000	888,463
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32(d)		1,750,000	1,436,733
3.75% 5/1/29(d)		300,000	260,115
4% 5/1/31(d)		410,000	348,877
International Game Technology PLC:
5.25% 1/15/29(d)		660,000	612,500
6.25% 1/15/27(d)		1,610,000	1,578,476
Jacobs Entertainment, Inc.:
6.75% 2/15/29(d)		665,000	605,303
6.75% 2/15/29(d)		150,000	136,125
Life Time, Inc. 5.75% 1/15/26 (d)		44,000	42,154
MGM China Holdings Ltd.:
4.75% 2/1/27(d)		505,000	441,244
5.375% 5/15/24(d)		400,000	388,575
5.875% 5/15/26(d)		315,000	292,320
MGM Resorts International:
4.75% 10/15/28		2,323,000	2,082,374
5.5% 4/15/27		384,000	364,249
Midwest Gaming Borrower LLC / Midwest Gaming Financial Corp. 4.875% 5/1/29 (d)		1,540,000	1,317,057
NCL Corp. Ltd.:
5.875% 3/15/26(d)		665,000	575,225
5.875% 2/15/27(d)		730,000	677,075
7.75% 2/15/29(d)		920,000	800,860
8.375% 2/1/28(d)		275,000	280,167
NCL Finance Ltd. 6.125% 3/15/28 (d)		195,000	162,338
Penn Entertainment, Inc. 5.625% 1/15/27 (d)		1,650,000	1,530,159
Premier Entertainment Sub LLC 5.875% 9/1/31 (d)		1,500,000	1,080,863
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26(d)		640,000	561,555
5.375% 7/15/27(d)		770,000	676,779
5.5% 8/31/26(d)		1,270,000	1,166,901
5.5% 4/1/28(d)		1,205,000	1,050,278
7.25% 1/15/30(d)		375,000	376,641
8.25% 1/15/29(d)		450,000	465,836
9.25% 1/15/29(d)		900,000	954,385
11.625% 8/15/27(d)		1,175,000	1,253,784
Sands China Ltd.:
4.875% 6/18/30		200,000	173,000
5.9% 8/8/28		285,000	268,675
Scientific Games Corp. 7.25% 11/15/29 (d)		2,200,000	2,161,500
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (d)		1,175,000	1,051,625
Six Flags Entertainment Corp. 5.5% 4/15/27 (d)		770,000	727,157
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (d)		505,000	476,155
Viking Cruises Ltd. 5.875% 9/15/27 (d)		330,000	282,988
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)		545,000	467,861
Voc Escrow Ltd. 5% 2/15/28 (d)		230,000	202,619
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (d)		215,000	194,729
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (d)		440,000	409,778
Wynn Macau Ltd.:
5.125% 12/15/29(d)		875,000	710,281
5.5% 1/15/26(d)		745,000	676,088
5.5% 10/1/27(d)		2,265,000	1,959,225
5.625% 8/26/28(d)		200,000	169,000
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.:
5.125% 10/1/29(d)		725,000	648,585
7.125% 2/15/31(d)		125,000	124,750
Yum! Brands, Inc.:
3.625% 3/15/31		95,000	79,475
4.625% 1/31/32		430,000	380,094
5.35% 11/1/43		845,000	705,952
5.375% 4/1/32		80,000	74,119
6.875% 11/15/37		1,170,000	1,216,349
			54,973,592
Household Durables - 0.7%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29(d)		400,000	328,216
4.625% 4/1/30(d)		1,000,000	805,029
6.625% 1/15/28(d)		25,000	22,626
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27		125,000	111,013
7.25% 10/15/29		2,600,000	2,333,500
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:
4.875% 2/15/30(d)		1,079,000	811,580
6.25% 9/15/27(d)		563,000	490,803
Castle UK Finco PLC 7% 5/15/29 (d)	GBP	295,000	279,260
Century Communities, Inc.:
3.875% 8/15/29(d)		25,000	20,438
6.75% 6/1/27		300,000	292,007
KB Home:
4% 6/15/31		750,000	612,546
4.8% 11/15/29		875,000	763,438
M/I Homes, Inc. 4.95% 2/1/28		885,000	795,378
Newell Brands, Inc.:
4.45% 4/1/26		100,000	94,530
5.75% 4/1/46(e)		80,000	64,255
6.375% 9/15/27		100,000	99,453
STL Holding Co. LLC 7.5% 2/15/26 (d)		1,250,000	1,087,500
SWF Escrow Issuer Corp. 6.5% 10/1/29 (d)		1,925,000	1,247,313
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (d)		100,000	99,510
TopBuild Corp. 4.125% 2/15/32 (d)		235,000	192,963
TRI Pointe Homes, Inc. 5.7% 6/15/28		1,120,000	1,041,122
			11,592,480
Internet & Direct Marketing Retail - 0.3%
Match Group Holdings II LLC:
3.625% 10/1/31(d)		435,000	340,388
4.125% 8/1/30(d)		1,544,000	1,279,941
4.625% 6/1/28(d)		500,000	444,128
5% 12/15/27(d)		175,000	162,969
5.625% 2/15/29(d)		160,000	147,406
QVC, Inc. 4.45% 2/15/25		27,000	21,803
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		2,980,000	2,005,480
Uber Technologies, Inc.:
4.5% 8/15/29(d)		25,000	22,102
7.5% 5/15/25(d)		510,000	515,170
8% 11/1/26(d)		765,000	776,648
			5,716,035
Leisure Products - 0.1%
Mattel, Inc.:
3.375% 4/1/26(d)		315,000	289,013
3.75% 4/1/29(d)		570,000	493,050
5.45% 11/1/41		80,000	67,200
Vista Outdoor, Inc. 4.5% 3/15/29 (d)		145,000	117,631
			966,894
Multiline Retail - 0.1%
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75% 2/15/26 (d)		765,000	672,671
Nordstrom, Inc.:
4.25% 8/1/31		340,000	248,781
4.375% 4/1/30		295,000	232,681
			1,154,133
Specialty Retail - 0.9%
At Home Group, Inc.:
4.875% 7/15/28(d)		505,000	371,175
7.125% 7/15/29(d)		1,405,000	871,100
Bath & Body Works, Inc.:
6.625% 10/1/30(d)		1,550,000	1,468,207
6.694% 1/15/27		300,000	296,994
6.95% 3/1/33		440,000	382,800
7.5% 6/15/29		230,000	232,277
Carvana Co.:
4.875% 9/1/29(d)		585,000	276,719
5.5% 4/15/27(d)		440,000	224,310
5.875% 10/1/28(d)		320,000	153,849
Foot Locker, Inc. 4% 10/1/29 (d)		520,000	427,493
Gap, Inc.:
3.625% 10/1/29(d)		146,000	107,067
3.875% 10/1/31(d)		1,125,000	807,143
Jaguar Land Rover Automotive PLC:
5.875% 1/15/28(d)		845,000	721,212
7.75% 10/15/25(d)		550,000	541,750
LBM Acquisition LLC 6.25% 1/15/29 (d)		1,065,000	758,770
LCM Investments Holdings 4.875% 5/1/29 (d)		1,310,000	1,064,758
Metis Merger Sub LLC 6.5% 5/15/29 (d)		2,635,000	2,134,350
Michaels Companies, Inc. 7.875% 5/1/29 (d)		220,000	165,550
Park River Holdings, Inc.:
5.625% 2/1/29(d)		1,750,000	1,219,586
6.75% 8/1/29(d)		150,000	104,931
PetSmart, Inc. / PetSmart Finance Corp. 7.75% 2/15/29 (d)		1,000,000	975,500
Sally Holdings LLC 5.625% 12/1/25		615,000	599,625
Specialty Building Products Holdings LLC 6.375% 9/30/26 (d)		665,000	610,350
			14,515,516
Textiles, Apparel & Luxury Goods - 0.3%
Crocs, Inc. 4.125% 8/15/31 (d)		130,000	106,600
Hanesbrands, Inc. 4.875% 5/15/26 (d)		705,000	651,057
Kontoor Brands, Inc. 4.125% 11/15/29 (d)		745,000	631,388
Levi Strauss & Co. 3.5% 3/1/31 (d)		415,000	339,263
Wolverine World Wide, Inc. 4% 8/15/29 (d)		2,940,000	2,367,994
			4,096,302
TOTAL CONSUMER DISCRETIONARY			120,439,800

CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Primo Water Holdings, Inc. 4.375% 4/30/29 (d)		400,000	342,592
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)		1,135,000	904,652
			1,247,244
Food & Staples Retailing - 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.25% 3/15/26(d)		55,000	50,467
3.5% 3/15/29(d)		1,100,000	931,013
4.875% 2/15/30(d)		1,105,000	991,547
5.875% 2/15/28(d)		100,000	96,791
6.5% 2/15/28(d)		475,000	472,316
C&S Group Enterprises LLC 5% 12/15/28 (d)		850,000	654,613
Iceland Bondco PLC 4.625% 3/15/25 (Reg. S)	GBP	510,000	546,894
New Albertsons LP 7.45% 8/1/29		260,000	264,537
Performance Food Group, Inc. 5.5% 10/15/27 (d)		124,000	117,588
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)		20,000	18,828
U.S. Foods, Inc.:
4.625% 6/1/30(d)		370,000	323,174
4.75% 2/15/29(d)		285,000	256,851
United Natural Foods, Inc. 6.75% 10/15/28 (d)		40,000	37,862
			4,762,481
Food Products - 0.3%
B&G Foods, Inc. 5.25% 9/15/27		1,565,000	1,260,936
Chobani LLC/Finance Corp., Inc.:
4.625% 11/15/28(d)		155,000	135,112
7.5% 4/15/25(d)		310,000	302,024
Darling Ingredients, Inc. 6% 6/15/30 (d)		950,000	917,933
Lamb Weston Holdings, Inc.:
4.125% 1/31/30(d)		805,000	706,460
4.375% 1/31/32(d)		445,000	391,487
Pilgrim's Pride Corp.:
3.5% 3/1/32		100,000	77,275
4.25% 4/15/31		115,000	96,025
Post Holdings, Inc.:
4.5% 9/15/31(d)		875,000	736,811
4.625% 4/15/30(d)		849,000	736,100
5.5% 12/15/29(d)		239,000	218,715
			5,578,878
Household Products - 0.1%
Diamond BC BV 4.625% 10/1/29 (d)		390,000	316,259
Energizer Holdings, Inc.:
4.375% 3/31/29(d)		25,000	21,194
4.75% 6/15/28(d)		559,000	487,839
Spectrum Brands Holdings, Inc. 5.5% 7/15/30 (d)		10,000	8,843
			834,135
Personal Products - 0.1%
BellRing Brands, Inc. 7% 3/15/30 (d)		860,000	850,452

Tobacco - 0.0%
Vector Group Ltd. 5.75% 2/1/29 (d)		781,000	672,197

TOTAL CONSUMER STAPLES			13,945,387

ENERGY - 5.4%
Energy Equipment & Services - 0.4%
Archrock Partners LP / Archrock Partners Finance Corp. 6.875% 4/1/27 (d)		505,000	489,916
Nabors Industries Ltd. 7.5% 1/15/28 (d)		330,000	304,615
Nabors Industries, Inc.:
5.75% 2/1/25		2,000,000	1,908,300
7.375% 5/15/27(d)		75,000	72,284
NuStar Logistics LP:
5.625% 4/28/27		665,000	619,034
5.75% 10/1/25		90,000	86,785
Precision Drilling Corp.:
6.875% 1/15/29(d)		25,000	22,540
7.125% 1/15/26(d)		825,000	811,676
Transocean, Inc.:
7.5% 1/15/26(d)		36,000	33,042
8% 2/1/27(d)		75,000	66,376
8.75% 2/15/30(d)		650,000	661,375
11.5% 1/30/27(d)		500,000	513,750
			5,589,693
Multi Industry Energy - 0.0%
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)		70,000	65,622

Oil, Gas & Consumable Fuels - 5.0%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2/15/26 (d)		1,565,000	1,505,267
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29(d)		1,021,000	918,900
5.75% 3/1/27(d)		100,000	94,401
5.75% 1/15/28(d)		800,000	751,000
7.875% 5/15/26(d)		100,000	100,995
Antero Resources Corp.:
5.375% 3/1/30(d)		1,150,000	1,047,078
7.625% 2/1/29(d)		140,000	141,038
Apache Corp.:
4.25% 1/15/30		290,000	256,314
5.1% 9/1/40		175,000	143,994
Ascent Resources - Utica LLC/ARU Finance Corp.:
7% 11/1/26(d)		411,000	398,896
9% 11/1/27(d)		450,000	550,040
Athabasca Oil Corp. 9.75% 11/1/26 (d)		791,000	812,568
California Resources Corp. 7.125% 2/1/26 (d)		140,000	141,057
Centennial Resource Production LLC:
5.875% 7/1/29(d)		270,000	241,650
7.75% 2/15/26(d)		25,000	24,625
Cheniere Energy Partners LP:
3.25% 1/31/32		385,000	308,574
4% 3/1/31		1,205,000	1,038,286
Chesapeake Energy Corp.:
5.875% 2/1/29(d)		500,000	467,645
6.75% 4/15/29(d)		2,235,000	2,165,179
Citgo Petroleum Corp.:
6.375% 6/15/26(d)		721,000	696,115
7% 6/15/25(d)		1,860,000	1,830,947
CNX Midstream Partners LP 4.75% 4/15/30 (d)		75,000	61,488
CNX Resources Corp.:
7.25% 3/14/27(d)		1,021,000	1,012,605
7.375% 1/15/31(d)		115,000	109,561
Comstock Resources, Inc.:
5.875% 1/15/30(d)		795,000	683,700
6.75% 3/1/29(d)		1,125,000	1,035,000
Coronado Finance Pty Ltd. 10.75% 5/15/26 (d)		820,000	849,423
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27(d)		979,000	905,575
5.75% 4/1/25		513,000	497,591
6% 2/1/29(d)		950,000	864,215
7.375% 2/1/31(d)		755,000	735,461
CrownRock LP/CrownRock Finance, Inc.:
5% 5/1/29(d)		800,000	724,428
5.625% 10/15/25(d)		60,000	57,900
CVR Energy, Inc.:
5.25% 2/15/25(d)		374,000	359,040
5.75% 2/15/28(d)		537,000	476,614
DCP Midstream Operating LP:
5.625% 7/15/27		10,000	9,900
6.75% 9/15/37(d)		590,000	619,122
8.125% 8/16/30		570,000	631,275
Delek Logistics Partners LP 7.125% 6/1/28 (d)		540,000	475,200
DT Midstream, Inc.:
4.125% 6/15/29(d)		485,000	415,888
4.375% 6/15/31(d)		100,000	83,750
EG Global Finance PLC:
6.25% 10/30/25 (Reg. S)	EUR	100,000	93,386
6.75% 2/7/25(d)		1,530,000	1,380,825
8.5% 10/30/25(d)		1,664,000	1,498,191
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (d)		1,990,000	1,920,350
EnLink Midstream LLC:
5.625% 1/15/28(d)		335,000	319,088
6.5% 9/1/30(d)		80,000	78,794
EnLink Midstream Partners LP:
4.15% 6/1/25		95,000	91,098
4.85% 7/15/26		180,000	170,613
EQM Midstream Partners LP:
4% 8/1/24		195,000	186,278
4.75% 1/15/31(d)		95,000	77,188
6% 7/1/25(d)		25,000	24,125
6.5% 7/1/27(d)		760,000	719,788
6.5% 7/15/48		55,000	40,968
7.5% 6/1/27(d)		410,000	401,800
7.5% 6/1/30(d)		410,000	390,616
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29		123,000	113,780
7% 8/1/27		342,000	324,900
Golar LNG Ltd. 7% 10/20/25 (d)		335,000	332,655
Gulfport Energy Corp. 8% 5/17/26 (d)		405,000	393,611
Harvest Midstream I LP 7.5% 9/1/28 (d)		240,000	231,446
Hess Midstream Partners LP:
5.125% 6/15/28(d)		620,000	568,858
5.5% 10/15/30(d)		100,000	90,000
5.625% 2/15/26(d)		475,000	462,256
Hilcorp Energy I LP/Hilcorp Finance Co.:
5.75% 2/1/29(d)		490,000	443,450
6% 4/15/30(d)		275,000	249,477
6% 2/1/31(d)		1,255,000	1,125,986
6.25% 11/1/28(d)		2,340,000	2,174,065
6.25% 4/15/32(d)		375,000	340,046
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)		335,000	304,009
Independence Energy Finance LLC:
7.25% 5/1/26(d)		1,190,000	1,100,750
9.25% 2/15/28(d)		415,000	404,563
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (d)		1,845,000	1,766,588
MEG Energy Corp. 5.875% 2/1/29 (d)		1,031,000	961,583
Mesquite Energy, Inc. 7.25% 12/31/49 (c)(d)(f)		3,242,000	0
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)		275,000	222,505
New Fortress Energy, Inc.:
6.5% 9/30/26(d)		2,405,000	2,200,575
6.75% 9/15/25(d)		2,259,000	2,118,174
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)		1,475,000	1,408,503
Occidental Petroleum Corp.:
4.2% 3/15/48		95,000	72,675
4.4% 4/15/46		295,000	226,332
4.4% 8/15/49		130,000	100,100
4.5% 7/15/44		240,000	187,245
5.5% 12/1/25		420,000	416,220
5.55% 3/15/26		60,000	59,674
5.875% 9/1/25		300,000	299,250
6.125% 1/1/31		975,000	981,932
6.2% 3/15/40		1,225,000	1,194,375
6.375% 9/1/28		340,000	343,533
6.45% 9/15/36		235,000	236,175
6.625% 9/1/30		400,000	411,000
7.5% 5/1/31		1,315,000	1,407,050
7.875% 9/15/31		700,000	760,207
7.95% 6/15/39		1,275,000	1,405,751
8.875% 7/15/30		1,655,000	1,879,832
Parkland Corp.:
4.5% 10/1/29(d)		250,000	210,000
4.625% 5/1/30(d)		750,000	624,375
Petroleos Mexicanos:
6.625% 6/15/35		800,000	587,656
7.69% 1/23/50		665,000	467,129
Range Resources Corp.:
4.75% 2/15/30(d)		1,160,000	1,038,223
8.25% 1/15/29		260,000	266,825
Rockcliff Energy II LLC 5.5% 10/15/29 (d)		640,000	587,136
Rockies Express Pipeline LLC:
4.8% 5/15/30(d)		100,000	86,464
4.95% 7/15/29(d)		520,000	452,348
6.875% 4/15/40(d)		135,000	110,547
7.5% 7/15/38(d)		1,550,000	1,397,771
SM Energy Co. 5.625% 6/1/25		395,000	379,870
Southwestern Energy Co.:
4.75% 2/1/32		1,965,000	1,688,583
5.375% 3/15/30		925,000	844,969
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		635,000	557,285
4.5% 4/30/30		850,000	736,525
5.875% 3/15/28		140,000	134,363
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28(d)		603,000	541,567
6% 3/1/27(d)		1,850,000	1,717,706
6% 12/31/30(d)		2,590,000	2,233,461
6% 9/1/31(d)		2,035,000	1,738,977
7.5% 10/1/25(d)		735,000	731,546
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.875% 2/1/31		195,000	177,074
6.875% 1/15/29		540,000	546,750
Teine Energy Ltd. 6.875% 4/15/29 (d)		50,000	45,724
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29(d)		455,000	392,438
3.875% 11/1/33(d)		105,000	85,617
4.125% 8/15/31(d)		2,070,000	1,780,200
6.25% 1/15/30(d)		1,765,000	1,740,731
Vermilion Energy, Inc. 6.875% 5/1/30 (d)		785,000	692,628
Western Gas Partners LP:
3.35% 2/1/25		350,000	331,717
3.95% 6/1/25		100,000	95,000
5.3% 3/1/48		95,000	78,247
5.5% 8/15/48		55,000	46,063
5.5% 2/1/50		1,135,000	926,606
			83,026,665
TOTAL ENERGY			88,681,980

FINANCIALS - 3.5%
Banks - 0.0%
Intesa Sanpaolo SpA 4.198% 6/1/32 (d)(h)		200,000	150,690

Capital Markets - 0.5%
AssuredPartners, Inc. 5.625% 1/15/29 (d)		290,000	245,715
Broadstreet Partners, Inc. 5.875% 4/15/29 (d)		425,000	365,888
Coinbase Global, Inc.:
3.375% 10/1/28(d)		535,000	350,425
3.625% 10/1/31(d)		665,000	401,048
Credit Suisse AG 3.625% 9/9/24		250,000	236,298
Hightower Holding LLC 6.75% 4/15/29 (d)		300,000	253,784
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (d)		1,100,000	965,459
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5% 8/15/28 (d)		1,170,000	988,077
LPL Holdings, Inc.:
4% 3/15/29(d)		530,000	466,299
4.375% 5/15/31(d)		340,000	294,110
MSCI, Inc.:
3.25% 8/15/33(d)		1,225,000	965,949
3.625% 9/1/30(d)		385,000	327,289
4% 11/15/29(d)		555,000	491,231
VistaJet Malta Finance PLC / XO Management Holding, Inc.:
6.375% 2/1/30(d)		770,000	673,954
7.875% 5/1/27(d)		1,070,000	1,020,528
			8,046,054
Consumer Finance - 1.3%
Ally Financial, Inc. 6.7% 2/14/33		390,000	370,561
Bread Financial Holdings, Inc. 4.75% 12/15/24 (d)		450,000	417,146
Cobra AcquisitionCo LLC 6.375% 11/1/29 (d)		630,000	401,006
Ford Motor Credit Co. LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 7.3899% 3/6/26(h)(i)		280,000	283,232
2.3% 2/10/25		885,000	813,404
2.9% 2/10/29		670,000	545,373
3.375% 11/13/25		100,000	92,107
3.625% 6/17/31		280,000	221,822
3.815% 11/2/27		330,000	289,763
4% 11/13/30		95,000	79,178
4.389% 1/8/26		195,000	183,419
4.542% 8/1/26		275,000	254,733
4.95% 5/28/27		1,200,000	1,118,028
5.125% 6/16/25		95,000	91,711
6.95% 3/6/26		1,485,000	1,484,821
7.35% 11/4/27		1,170,000	1,185,327
7.35% 3/6/30		700,000	708,890
goeasy Ltd. 4.375% 5/1/26 (d)		475,000	420,503
LFS Topco LLC 5.875% 10/15/26 (d)		775,000	667,427
Navient Corp.:
4.875% 3/15/28		630,000	535,588
5% 3/15/27		950,000	844,550
5.5% 3/15/29		1,845,000	1,560,564
6.75% 6/15/26		835,000	804,290
OneMain Finance Corp.:
3.5% 1/15/27		1,130,000	949,003
3.875% 9/15/28		1,800,000	1,431,000
5.375% 11/15/29		1,220,000	1,027,289
6.625% 1/15/28		1,376,000	1,281,342
6.875% 3/15/25		390,000	380,730
7.125% 3/15/26		1,325,000	1,287,873
PROG Holdings, Inc. 6% 11/15/29 (d)		1,000,000	849,670
SLM Corp. 4.2% 10/29/25		495,000	453,157
			21,033,507
Diversified Financial Services - 0.8%
Altus Midstream LP 5.875% 6/15/30 (d)		1,740,000	1,608,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		1,045,000	902,569
4.75% 9/15/24		35,000	34,125
5.25% 5/15/27		1,106,000	1,028,580
6.25% 5/15/26		1,845,000	1,789,650
6.375% 12/15/25		225,000	222,071
MidCap Financial Issuer Trust:
5.625% 1/15/30(d)		465,000	365,392
6.5% 5/1/28(d)		1,020,000	879,750
MPH Acquisition Holdings LLC 5.5% 9/1/28 (d)		1,000,000	757,650
P&L Development LLC/PLD Finance Corp. 7.75% 11/15/25 (d)		665,000	532,108
Scientific Games Holdings LP/Scientific Games U.S. Finco, Inc. 6.625% 3/1/30 (d)		525,000	461,702
United Shore Financial Services LLC:
5.5% 4/15/29(d)		525,000	434,543
5.75% 6/15/27(d)		740,000	651,378
Venator Finance SARL/Venator Capital Management Ltd.:
5.75% 7/15/25(d)		625,000	92,188
9.5% 7/1/25(d)		825,000	628,332
Verscend Escrow Corp. 9.75% 8/15/26 (d)		1,490,000	1,495,588
VMED O2 UK Financing I PLC:
4.25% 1/31/31(d)		127,000	101,900
4.75% 7/15/31(d)		1,850,000	1,532,170
			13,517,821
Insurance - 0.5%
Acrisure LLC / Acrisure Finance, Inc.:
4.25% 2/15/29(d)		80,000	65,116
7% 11/15/25(d)		955,000	892,471
10.125% 8/1/26(d)		1,440,000	1,433,179
Alliant Holdings Intermediate LLC:
4.25% 10/15/27(d)		479,000	422,831
5.875% 11/1/29(d)		620,000	518,183
6.75% 10/15/27(d)		1,351,000	1,227,762
6.75% 4/15/28(d)		100,000	97,801
AmWINS Group, Inc. 4.875% 6/30/29 (d)		235,000	199,586
GTCR AP Finance, Inc. 8% 5/15/27 (d)		795,000	764,317
HUB International Ltd.:
5.625% 12/1/29(d)		695,000	596,452
7% 5/1/26(d)		940,000	924,058
Ryan Specialty Group LLC 4.375% 2/1/30 (d)		390,000	333,435
			7,475,191
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc.:
3.75% 12/31/24(d)		10,000	9,411
4.375% 1/15/27(d)		765,000	663,219
			672,630
Thrifts & Mortgage Finance - 0.4%
Enact Holdings, Inc. 6.5% 8/15/25 (d)		1,795,000	1,764,036
Freedom Mortgage Corp. 7.625% 5/1/26 (d)		225,000	192,070
Home Point Capital, Inc. 5% 2/1/26 (d)		690,000	481,148
LD Holdings Group LLC 6.125% 4/1/28 (d)		1,350,000	799,875
Nationstar Mortgage Holdings, Inc.:
5.125% 12/15/30(d)		940,000	728,293
5.5% 8/15/28(d)		693,000	588,620
PennyMac Financial Services, Inc.:
4.25% 2/15/29(d)		1,640,000	1,283,541
5.375% 10/15/25(d)		880,000	804,219
Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc. 4% 10/15/33 (d)		960,000	709,725
			7,351,527
TOTAL FINANCIALS			58,247,420

HEALTH CARE - 3.3%
Biotechnology - 0.1%
Amgen, Inc. 5.6% 3/2/43 (g)		205,000	202,444
Emergent BioSolutions, Inc. 3.875% 8/15/28 (d)		912,000	551,760
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)		220,000	188,100
			942,304
Health Care Equipment & Supplies - 0.5%
AdaptHealth LLC:
4.625% 8/1/29(d)		1,713,000	1,437,892
5.125% 3/1/30(d)		805,000	696,325
Avantor Funding, Inc.:
3.875% 11/1/29(d)		310,000	268,150
4.625% 7/15/28(d)		1,475,000	1,357,000
Embecta Corp.:
5% 2/15/30(d)		890,000	754,676
6.75% 2/15/30(d)		25,000	22,505
Hologic, Inc.:
3.25% 2/15/29(d)		485,000	418,216
4.625% 2/1/28(d)		110,000	102,574
Mozart Borrower LP:
3.875% 4/1/29(d)		453,000	377,564
5.25% 10/1/29(d)		3,740,000	3,069,362
Teleflex, Inc. 4.25% 6/1/28 (d)		270,000	243,700
			8,747,964
Health Care Providers & Services - 1.9%
180 Medical, Inc. 3.875% 10/15/29 (d)		480,000	417,931
AMN Healthcare 4% 4/15/29 (d)		1,172,000	1,002,060
Centene Corp.:
2.5% 3/1/31		265,000	206,533
3% 10/15/30		255,000	207,914
Community Health Systems, Inc.:
4.75% 2/15/31(d)		710,000	548,475
5.25% 5/15/30(d)		2,245,000	1,796,269
5.625% 3/15/27(d)		515,000	451,998
6% 1/15/29(d)		990,000	855,000
6.125% 4/1/30(d)		1,960,000	1,342,208
6.875% 4/15/29(d)		665,000	465,103
8% 3/15/26(d)		245,000	238,875
8% 12/15/27(d)		1,030,000	999,100
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31(d)		2,825,000	2,133,161
4.625% 6/1/30(d)		2,207,000	1,818,943
Hadrian Merger Sub, Inc. 8.5% 5/1/26 (d)		175,000	143,500
HCA Holdings, Inc. 5.5% 6/15/47		185,000	166,374
HealthEquity, Inc. 4.5% 10/1/29 (d)		240,000	209,758
Humana, Inc. 5.875% 3/1/33		185,000	190,314
LifePoint Health, Inc. 4.375% 2/15/27 (d)		425,000	358,711
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)		235,000	198,815
Molina Healthcare, Inc.:
3.875% 11/15/30(d)		305,000	256,949
3.875% 5/15/32(d)		105,000	86,206
4.375% 6/15/28(d)		590,000	535,897
Option Care Health, Inc. 4.375% 10/31/29 (d)		855,000	732,795
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (d)		600,000	529,311
Prime Healthcare Services 7.25% 11/1/25 (d)		1,550,000	1,402,750
Radiology Partners, Inc. 9.25% 2/1/28 (d)		440,000	263,151
Regionalcare Hospital Partners 9.75% 12/1/26 (d)		1,523,000	1,296,434
RegionalCare Hospital Partners Holdings, Inc. 5.375% 1/15/29 (d)		1,150,000	754,780
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		235,000	183,643
Select Medical Corp. 6.25% 8/15/26 (d)		855,000	816,525
Tenet Healthcare Corp.:
4.25% 6/1/29		3,550,000	3,108,735
4.375% 1/15/30		1,850,000	1,618,750
4.625% 6/15/28		1,439,000	1,301,962
6.125% 10/1/28		2,330,000	2,155,250
6.125% 6/15/30(d)		1,705,000	1,623,991
6.25% 2/1/27		245,000	238,598
6.875% 11/15/31		990,000	913,275
			31,570,044
Health Care Technology - 0.1%
Athenahealth Group, Inc. 6.5% 2/15/30 (d)		1,465,000	1,158,733
IQVIA, Inc. 5% 10/15/26 (d)		400,000	382,000
			1,540,733
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
3.75% 3/15/29(d)		625,000	542,625
4% 3/15/31(d)		180,000	154,019
4.25% 5/1/28(d)		70,000	63,155
			759,799
Pharmaceuticals - 0.7%
1375209 BC Ltd. 9% 1/30/28 (d)		250,000	249,620
Bausch Health Companies, Inc.:
5% 1/30/28(d)		3,350,000	1,444,421
5.25% 1/30/30(d)		2,497,000	1,077,068
6.25% 2/15/29(d)		1,860,000	817,013
9% 12/15/25(d)		100,000	79,192
Catalent Pharma Solutions:
3.5% 4/1/30(d)		195,000	169,363
5% 7/15/27(d)		305,000	293,980
Jazz Securities DAC 4.375% 1/15/29 (d)		1,080,000	956,502
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28(d)		590,000	520,793
5.125% 4/30/31(d)		2,285,000	1,939,394
Teva Pharmaceutical Finance Netherlands III BV:
5.125% 5/9/29		1,585,000	1,402,979
6.75% 3/1/28		1,145,000	1,100,631
7.125% 1/31/25		565,000	572,063
Valeant Pharmaceuticals International, Inc.:
8.5% 1/31/27(d)		24,000	12,627
9.25% 4/1/26(d)		370,000	276,659
			10,912,305
TOTAL HEALTH CARE			54,473,149

INDUSTRIALS - 5.0%
Aerospace & Defense - 1.1%
Bombardier, Inc.:
7.5% 3/15/25(d)		3,365,000	3,362,737
7.5% 2/1/29(d)		1,750,000	1,715,075
7.875% 4/15/27(d)		694,000	690,066
BWX Technologies, Inc. 4.125% 6/30/28 (d)		695,000	620,025
Howmet Aerospace, Inc.:
5.9% 2/1/27		100,000	99,557
5.95% 2/1/37		80,000	78,394
6.875% 5/1/25		100,000	101,750
Maxar Technologies, Inc. 7.75% 6/15/27 (d)		915,000	956,788
Moog, Inc. 4.25% 12/15/27 (d)		30,000	27,450
Spirit Aerosystems, Inc.:
7.5% 4/15/25(d)		425,000	424,618
9.375% 11/30/29(d)		270,000	285,188
The Boeing Co.:
5.805% 5/1/50		800,000	760,981
5.93% 5/1/60		625,000	583,637
TransDigm, Inc.:
4.625% 1/15/29		950,000	816,527
5.5% 11/15/27		2,254,000	2,070,863
6.25% 3/15/26(d)		2,820,000	2,782,623
6.375% 6/15/26		605,000	586,747
6.75% 8/15/28(d)(g)		1,090,000	1,084,550
7.5% 3/15/27		1,125,000	1,110,938
			18,158,514
Air Freight & Logistics - 0.0%
Rand Parent LLC 8.5% 2/15/30 (d)		135,000	129,614

Airlines - 0.6%
Air Canada 3.875% 8/15/26 (d)		145,000	130,621
American Airlines, Inc.:
7.25% 2/15/28(d)		300,000	293,460
11.75% 7/15/25(d)		2,385,000	2,615,820
American Airlines, Inc. / AAdvantage Loyalty IP Ltd.:
5.5% 4/20/26(d)		1,465,000	1,425,809
5.75% 4/20/29(d)		2,645,000	2,515,700
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (d)		250,000	232,479
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)		297,013	297,013
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (d)		295,000	296,401
United Airlines, Inc.:
4.375% 4/15/26(d)		725,000	682,355
4.625% 4/15/29(d)		1,330,000	1,179,093
			9,668,751
Building Products - 0.5%
Advanced Drain Systems, Inc.:
5% 9/30/27(d)		40,000	37,212
6.375% 6/15/30(d)		300,000	286,511
APi Group DE, Inc. 4.75% 10/15/29 (d)		25,000	22,317
BCPE Ulysses Intermediate, Inc. 7.75% 4/1/27 pay-in-kind (d)(h)		175,000	126,310
Builders FirstSource, Inc. 4.25% 2/1/32 (d)		575,000	482,727
Cornerstone Building Brands, Inc. 6.125% 1/15/29 (d)		900,000	652,530
Griffon Corp. 5.75% 3/1/28		450,000	414,135
Jeld-Wen, Inc. 4.625% 12/15/25 (d)		450,000	404,396
Masonite International Corp.:
3.5% 2/15/30(d)		250,000	203,326
5.375% 2/1/28(d)		73,000	68,470
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (d)		500,000	405,944
New Enterprise Stone & Lime Co., Inc. 5.25% 7/15/28 (d)		840,000	767,848
PGT Innovations, Inc. 4.375% 10/1/29 (d)		885,000	742,991
Shea Homes Ltd. Partnership/Corp. 4.75% 2/15/28		1,200,000	1,054,154
Standard Industries, Inc./New Jersey 4.375% 7/15/30 (d)		2,170,000	1,806,525
			7,475,396
Commercial Services & Supplies - 1.3%
ACCO Brands Corp. 4.25% 3/15/29 (d)		710,000	581,870
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29(d)		1,675,000	1,247,831
6.625% 7/15/26(d)		1,789,000	1,699,121
9.75% 7/15/27(d)		1,470,000	1,348,784
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28(d)		1,185,000	985,505
4.625% 6/1/28(d)		1,015,000	832,895
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)		1,314,000	1,099,463
Clean Harbors, Inc. 6.375% 2/1/31 (d)		170,000	168,790
CoreCivic, Inc.:
4.75% 10/15/27		225,000	194,252
8.25% 4/15/26		1,660,000	1,680,534
Covanta Holding Corp. 4.875% 12/1/29 (d)		330,000	278,737
GFL Environmental, Inc.:
3.75% 8/1/25(d)		195,000	183,544
4.375% 8/15/29(d)		750,000	649,260
4.75% 6/15/29(d)		1,415,000	1,258,360
5.125% 12/15/26(d)		195,000	186,689
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)		475,000	432,250
Madison IAQ LLC:
4.125% 6/30/28(d)		1,200,000	1,023,720
5.875% 6/30/29(d)		835,000	664,767
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (d)		1,230,000	1,162,842
PowerTeam Services LLC 9.033% 12/4/25 (d)		275,000	236,500
Prime Securities Services Borrower LLC/Prime Finance, Inc.:
5.75% 4/15/26(d)		825,000	797,156
6.25% 1/15/28(d)		900,000	834,840
Staples, Inc.:
7.5% 4/15/26(d)		1,125,000	1,001,250
10.75% 4/15/27(d)		425,000	325,465
Stericycle, Inc.:
3.875% 1/15/29(d)		390,000	334,330
5.375% 7/15/24(d)		155,000	152,725
The Brink's Co. 4.625% 10/15/27 (d)		500,000	454,605
The GEO Group, Inc. 9.5% 12/31/28 (d)		650,000	621,022
Verde Bidco SpA 4.625% 10/1/26 (d)	EUR	215,000	206,370
			20,643,477
Construction & Engineering - 0.4%
AECOM 5.125% 3/15/27		130,000	124,322
Amsted Industries, Inc. 4.625% 5/15/30 (d)		965,000	849,876
Cloud Crane LLC 10.125% 8/1/24 (d)		1,812,000	1,752,868
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (d)		525,000	408,866
Pike Corp. 5.5% 9/1/28 (d)		1,239,000	1,075,217
Railworks Holdings LP 8.25% 11/15/28 (d)		360,000	336,852
SRS Distribution, Inc.:
4.625% 7/1/28(d)		395,000	345,617
6% 12/1/29(d)		1,905,000	1,591,056
			6,484,674
Electrical Equipment - 0.1%
Regal Rexnord Corp.:
6.05% 2/15/26(d)		300,000	297,595
6.05% 4/15/28(d)		195,000	190,673
6.3% 2/15/30(d)		195,000	190,785
Sensata Technologies BV:
4% 4/15/29(d)		760,000	670,297
5% 10/1/25(d)		40,000	38,915
5.875% 9/1/30(d)		785,000	744,345
Vertiv Group Corp. 4.125% 11/15/28 (d)		40,000	34,752
Wesco Distribution, Inc. 7.25% 6/15/28 (d)		15,000	15,200
			2,182,562
Industrial Conglomerates - 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75% 6/15/29 (d)		360,000	292,742

Machinery - 0.4%
Chart Industries, Inc.:
7.5% 1/1/30(d)		350,000	355,250
9.5% 1/1/31(d)		175,000	182,875
Hillenbrand, Inc.:
3.75% 3/1/31		590,000	482,667
5% 9/15/26(h)		25,000	23,878
Mueller Water Products, Inc. 4% 6/15/29 (d)		1,305,000	1,138,711
Stevens Holding Co., Inc. 6.125% 10/1/26 (d)		335,000	339,831
Terex Corp. 5% 5/15/29 (d)		435,000	399,369
Titan International, Inc. 7% 4/30/28		25,000	23,688
Vertical Holdco GmbH 7.625% 7/15/28 (d)		1,691,000	1,552,188
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (d)		1,435,000	1,300,012
			5,798,469
Marine - 0.0%
Seaspan Corp. 5.5% 8/1/29 (d)		645,000	485,394

Professional Services - 0.1%
ASGN, Inc. 4.625% 5/15/28 (d)		620,000	560,313
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (d)		570,000	506,012
Korn Ferry 4.625% 12/15/27 (d)		75,000	69,400
TriNet Group, Inc. 3.5% 3/1/29 (d)		800,000	668,002
			1,803,727
Road & Rail - 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
4.75% 4/1/28(d)		650,000	576,876
5.375% 3/1/29(d)		150,000	135,023
Hertz Corp.:
4.625% 12/1/26(d)		125,000	111,317
5% 12/1/29(d)		600,000	498,138
Watco Companies LLC / Watco Finance Corp. 6.5% 6/15/27 (d)		585,000	534,864
XPO Escrow Sub LLC 7.5% 11/15/27 (d)		125,000	126,820
			1,983,038
Trading Companies & Distributors - 0.4%
Alta Equipment Group, Inc. 5.625% 4/15/26 (d)		500,000	467,782
Fortress Transportation & Infrastructure Investors LLC 5.5% 5/1/28 (d)		1,050,000	937,715
Foundation Building Materials, Inc. 6% 3/1/29 (d)		900,000	711,168
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)		2,730,000	2,347,746
United Rentals North America, Inc.:
3.75% 1/15/32		500,000	419,643
3.875% 2/15/31		945,000	808,820
4% 7/15/30		877,000	773,339
4.875% 1/15/28		525,000	500,430
6% 12/15/29(d)		100,000	100,000
			7,066,643
Transportation Infrastructure - 0.0%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (d)		285,000	243,675

TOTAL INDUSTRIALS			82,416,676

INFORMATION TECHNOLOGY - 2.1%
Communications Equipment - 0.2%
CommScope, Inc.:
4.75% 9/1/29(d)		345,000	281,175
6% 3/1/26(d)		170,000	163,806
Hughes Satellite Systems Corp. 6.625% 8/1/26		1,155,000	1,087,144
ViaSat, Inc.:
5.625% 9/15/25(d)		1,350,000	1,250,033
5.625% 4/15/27(d)		1,090,000	994,516
Viavi Solutions, Inc. 3.75% 10/1/29 (d)		455,000	379,789
			4,156,463
Electronic Equipment & Components - 0.1%
Coherent Corp. 5% 12/15/29 (d)		500,000	438,050
Likewize Corp. 9.75% 10/15/25 (d)		1,310,000	1,226,873
Sensata Technologies, Inc. 3.75% 2/15/31 (d)		95,000	79,194
TTM Technologies, Inc. 4% 3/1/29 (d)		885,000	730,044
			2,474,161
IT Services - 0.5%
Acuris Finance U.S. 5% 5/1/28 (d)		580,000	461,825
Block, Inc.:
2.75% 6/1/26		100,000	89,229
3.5% 6/1/31		80,000	64,632
Gartner, Inc.:
3.625% 6/15/29(d)		1,334,000	1,153,550
3.75% 10/1/30(d)		385,000	325,960
4.5% 7/1/28(d)		610,000	559,996
GCI LLC 4.75% 10/15/28 (d)		720,000	617,400
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29(d)		650,000	544,556
5.25% 12/1/27(d)		340,000	321,762
Presidio Holdings, Inc. 8.25% 2/1/28 (d)		845,000	803,124
Rackspace Hosting, Inc.:
3.5% 2/15/28(d)		475,000	289,156
5.375% 12/1/28(d)		2,495,000	980,141
Sabre GLBL, Inc.:
7.375% 9/1/25(d)		240,000	224,644
9.25% 4/15/25(d)		495,000	487,249
11.25% 12/15/27(d)		235,000	234,852
Twilio, Inc. 3.875% 3/15/31		745,000	609,969
			7,768,045
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom, Inc.:
2.45% 2/15/31(d)		365,000	289,222
2.6% 2/15/33(d)		280,000	211,619
Entegris Escrow Corp.:
4.75% 4/15/29(d)		1,015,000	922,871
5.95% 6/15/30(d)		3,120,000	2,901,890
Entegris, Inc. 3.625% 5/1/29 (d)		175,000	145,110
			4,470,712
Software - 1.0%
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		1,585,000	1,371,025
Boxer Parent Co., Inc.:
7.125% 10/2/25(d)		895,000	886,520
9.125% 3/1/26(d)		440,000	427,468
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (d)		1,920,000	1,877,416
Clarivate Science Holdings Corp.:
3.875% 7/1/28(d)		930,000	802,532
4.875% 7/1/29(d)		685,000	591,840
Crowdstrike Holdings, Inc. 3% 2/15/29		95,000	80,016
Elastic NV 4.125% 7/15/29 (d)		305,000	250,311
Fair Isaac Corp.:
4% 6/15/28(d)		1,545,000	1,403,107
5.25% 5/15/26(d)		575,000	559,860
Gen Digital, Inc.:
5% 4/15/25(d)		625,000	607,100
6.75% 9/30/27(d)		765,000	751,955
7.125% 9/30/30(d)		745,000	726,375
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)		405,000	328,556
McAfee Corp. 7.375% 2/15/30 (d)		1,565,000	1,240,303
MicroStrategy, Inc. 6.125% 6/15/28 (d)		865,000	717,950
NCR Corp.:
5.125% 4/15/29(d)		1,425,000	1,216,982
5.25% 10/1/30(d)		155,000	128,148
Open Text Corp. 3.875% 2/15/28 (d)		550,000	474,210
Open Text Holdings, Inc.:
4.125% 2/15/30(d)		235,000	193,381
4.125% 12/1/31(d)		265,000	210,874
Picard Midco, Inc. 6.5% 3/31/29 (d)		560,000	485,106
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 3.875% 2/1/29 (d)		804,000	668,304
			15,999,339
TOTAL INFORMATION TECHNOLOGY			34,868,720

MATERIALS - 3.3%
Chemicals - 1.2%
ASP Unifrax Holdings, Inc. 5.25% 9/30/28 (d)		575,000	446,038
Avient Corp. 7.125% 8/1/30 (d)		700,000	701,750
CVR Partners LP 6.125% 6/15/28 (d)		1,140,000	1,012,634
Element Solutions, Inc. 3.875% 9/1/28 (d)		427,000	368,288
Gpd Companies, Inc. 10.125% 4/1/26 (d)		545,000	489,312
GrafTech Finance, Inc. 4.625% 12/15/28 (d)		625,000	510,325
Invictus U.S. Newco LLC 5% 10/30/29 (d)		950,000	755,782
Iris Holding, Inc. 10% 12/15/28 (d)		800,000	606,000
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26(d)		170,000	153,891
7% 12/31/27(d)		1,960,000	1,680,700
LSB Industries, Inc. 6.25% 10/15/28 (d)		160,000	145,650
Methanex Corp.:
5.125% 10/15/27		1,041,000	978,467
5.25% 12/15/29		565,000	518,150
5.65% 12/1/44		587,000	478,405
NOVA Chemicals Corp.:
4.25% 5/15/29(d)		315,000	260,804
4.875% 6/1/24(d)		230,000	225,414
5% 5/1/25(d)		200,000	190,637
5.25% 6/1/27(d)		370,000	333,000
Nufarm Australia Ltd. 5% 1/27/30 (d)		510,000	445,232
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28(d)		380,000	317,172
6.25% 10/1/29(d)		405,000	328,278
Rain CII Carbon LLC/CII Carbon Corp. 7.25% 4/1/25 (d)		755,000	718,666
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (d)		40,000	34,587
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (d)		405,000	363,990
The Chemours Co. LLC:
4.625% 11/15/29(d)		950,000	770,991
5.375% 5/15/27		215,000	195,790
5.75% 11/15/28(d)		450,000	395,227
The Scotts Miracle-Gro Co.:
4% 4/1/31		1,465,000	1,172,000
4.375% 2/1/32		60,000	48,986
TPC Group, Inc. 13% 12/16/27 (d)		1,364,109	1,391,336
Tronox, Inc. 4.625% 3/15/29 (d)		1,700,000	1,385,500
Univar Solutions U.S.A., Inc. 5.125% 12/1/27 (d)		720,000	684,594
Valvoline, Inc. 4.25% 2/15/30 (d)		129,000	126,070
W.R. Grace Holding LLC:
5.625% 8/15/29(d)		1,670,000	1,339,011
7.375% 3/1/31(d)		180,000	178,691
			19,751,368
Construction Materials - 0.3%
Eco Material Technologies, Inc. 7.875% 1/31/27 (d)		550,000	524,867
Smyrna Ready Mix LLC 6% 11/1/28 (d)		1,413,000	1,254,179
Summit Materials LLC/Summit Materials Finance Corp.:
5.25% 1/15/29(d)		730,000	671,600
6.5% 3/15/27(d)		1,000,000	978,750
White Cap Buyer LLC 6.875% 10/15/28 (d)		675,000	613,035
			4,042,431
Containers & Packaging - 0.8%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (d)(h)		1,463,279	1,196,494
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
4% 9/1/29(d)		935,000	749,758
6% 6/15/27(d)		1,230,000	1,190,320
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
5.25% 8/15/27(d)		55,000	45,152
5.25% 8/15/27(d)		40,000	32,838
Ball Corp.:
2.875% 8/15/30		100,000	79,820
4.875% 3/15/26		295,000	285,044
6.875% 3/15/28		950,000	959,500
Berry Global, Inc. 4.875% 7/15/26 (d)		160,000	153,200
BWAY Holding Co. 7.875% 8/15/26 (d)		645,000	649,031
Clydesdale Acquisition Holdings, Inc. 6.625% 4/15/29 (d)		220,000	209,894
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)		885,000	761,198
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)		550,000	468,710
Intelligent Packaging Holdco I 9% 1/15/26 pay-in-kind (d)(h)		1,066,000	754,462
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (d)		712,000	617,518
Owens-Brockway Glass Container, Inc. 6.375% 8/15/25 (d)		650,000	640,814
Pactiv Evergreen Group Issuer, Inc. 4.375% 10/15/28 (d)		375,000	321,678
Sealed Air Corp.:
5% 4/15/29(d)		1,020,000	931,445
6.125% 2/1/28(d)		510,000	502,325
6.875% 7/15/33(d)		425,000	432,565
Trident Holdings, Inc.:
6.625% 11/1/25(d)		150,000	138,000
9.25% 8/1/24(d)		450,000	444,487
TriMas Corp. 4.125% 4/15/29 (d)		75,000	65,250
Trivium Packaging Finance BV:
5.5% 8/15/26(d)		344,000	325,080
8.5% 8/15/27(d)		912,000	866,309
			12,820,892
Metals & Mining - 0.9%
Alcoa Nederland Holding BV 6.125% 5/15/28 (d)		580,000	570,379
Arconic Corp.:
6% 5/15/25(d)		100,000	100,000
6.125% 2/15/28(d)		980,000	962,850
ATI, Inc.:
4.875% 10/1/29		330,000	295,471
5.125% 10/1/31		495,000	435,987
Big River Steel LLC/BRS Finance Corp. 6.625% 1/31/29 (d)		1,706,000	1,659,100
Cleveland-Cliffs, Inc. 4.875% 3/1/31 (d)		40,000	36,412
Commercial Metals Co.:
3.875% 2/15/31		120,000	101,250
4.125% 1/15/30		360,000	313,896
Compass Minerals International, Inc. 6.75% 12/1/27 (d)		210,000	198,036
Constellium NV 5.875% 2/15/26 (d)		145,000	141,593
Eldorado Gold Corp. 6.25% 9/1/29 (d)		505,000	444,057
ERO Copper Corp. 6.5% 2/15/30 (d)		870,000	736,238
First Quantum Minerals Ltd.:
6.5% 3/1/24(d)		746,000	738,540
6.875% 10/15/27(d)		335,000	313,434
7.5% 4/1/25(d)		506,000	491,073
FMG Resources Pty Ltd.:
4.375% 4/1/31(d)		100,000	84,513
4.5% 9/15/27(d)		325,000	299,000
5.125% 5/15/24(d)		80,000	79,000
5.875% 4/15/30(d)		725,000	682,428
Hecla Mining Co. 7.25% 2/15/28		1,850,000	1,800,839
HudBay Minerals, Inc.:
4.5% 4/1/26(d)		725,000	650,934
6.125% 4/1/29(d)		1,674,000	1,477,740
Kaiser Aluminum Corp.:
4.5% 6/1/31(d)		310,000	245,408
4.625% 3/1/28(d)		479,000	412,531
Mineral Resources Ltd. 8.5% 5/1/30 (d)		345,000	345,417
New Gold, Inc. 7.5% 7/15/27 (d)		320,000	275,722
Novelis Corp. 4.75% 1/30/30 (d)		755,000	663,275
PMHC II, Inc. 9% 2/15/30 (d)		365,000	282,766
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)		740,000	639,619
			15,477,508
Paper & Forest Products - 0.1%
Glatfelter Corp. 4.75% 11/15/29 (d)		325,000	213,095
LABL, Inc.:
5.875% 11/1/28(d)		400,000	346,500
8.25% 11/1/29(d)		1,350,000	1,091,911
Mercer International, Inc. 5.125% 2/1/29		125,000	102,494
SPA Holdings 3 OY 4.875% 2/4/28 (d)		380,000	322,716
			2,076,716
TOTAL MATERIALS			54,168,915

REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.0%
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (d)		675,000	573,532
Iron Mountain, Inc. 4.5% 2/15/31 (d)		100,000	82,798
MGM Growth Properties Operating Partnership LP:
3.875% 2/15/29(d)		950,000	769,500
5.75% 2/1/27		660,000	646,800
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		1,255,000	860,252
4.625% 8/1/29		430,000	321,425
5% 10/15/27		2,195,000	1,801,720
Park Intermediate Holdings LLC 4.875% 5/15/29 (d)		565,000	472,236
RHP Hotel Properties LP/RHP Finance Corp. 4.5% 2/15/29 (d)		560,000	487,454
SBA Communications Corp. 3.125% 2/1/29		640,000	528,448
Senior Housing Properties Trust:
4.375% 3/1/31		1,225,000	849,128
4.75% 5/1/24		825,000	738,024
9.75% 6/15/25		1,028,000	996,122
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28(d)		1,230,000	975,021
6.5% 2/15/29(d)		3,680,000	2,410,419
10.5% 2/15/28(d)		615,000	615,123
Uniti Group, Inc.:
6% 1/15/30(d)		1,125,000	697,268
7.875% 2/15/25(d)		2,380,000	2,426,235
VICI Properties LP / VICI Note Co.:
4.125% 8/15/30(d)		195,000	168,438
4.5% 1/15/28(d)		975,000	896,350
			17,316,293
Real Estate Management & Development - 0.8%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)		1,450,000	1,366,843
Five Point Operation Co. LP 7.875% 11/15/25 (d)		1,169,000	1,055,287
Forestar Group, Inc. 3.85% 5/15/26 (d)		1,375,000	1,203,300
Howard Hughes Corp.:
4.125% 2/1/29(d)		920,000	770,500
4.375% 2/1/31(d)		1,783,000	1,452,788
5.375% 8/1/28(d)		1,730,000	1,567,813
Hunt Companies, Inc. 5.25% 4/15/29 (d)		1,175,000	939,242
Kennedy-Wilson, Inc. 4.75% 2/1/30		440,000	338,154
Mattamy Group Corp. 4.625% 3/1/30 (d)		1,900,000	1,574,625
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)		95,000	68,400
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (d)		110,000	75,350
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.125% 8/1/30 (d)		2,383,000	2,102,998
			12,515,300
TOTAL REAL ESTATE			29,831,593

UTILITIES - 1.8%
Electric Utilities - 1.0%
Clearway Energy Operating LLC:
3.75% 2/15/31(d)		425,000	345,844
4.75% 3/15/28(d)		165,000	151,421
DPL, Inc.:
4.125% 7/1/25		250,000	234,832
4.35% 4/15/29		35,000	30,275
FirstEnergy Corp. 3.4% 3/1/50		380,000	256,762
NRG Energy, Inc.:
3.375% 2/15/29(d)		195,000	158,332
3.625% 2/15/31(d)		1,540,000	1,194,080
3.875% 2/15/32(d)		575,000	445,936
5.25% 6/15/29(d)		1,597,000	1,421,330
Pattern Energy Operations LP 4.5% 8/15/28 (d)		220,000	196,462
PG&E Corp.:
5% 7/1/28		1,310,000	1,196,096
5.25% 7/1/30		5,220,000	4,658,850
Vistra Operations Co. LLC:
4.375% 5/1/29(d)		1,725,000	1,490,052
5% 7/31/27(d)		1,627,000	1,511,410
5.5% 9/1/26(d)		205,000	195,794
5.625% 2/15/27(d)		2,072,000	1,963,469
			15,450,945
Gas Utilities - 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.75% 5/20/27		273,000	252,519
5.875% 8/20/26		375,000	353,402
Ferrellgas LP/Ferrellgas Finance Corp.:
5.375% 4/1/26(d)		810,000	729,191
5.875% 4/1/29(d)		1,575,000	1,285,594
Suburban Propane Partners LP/Suburban Energy Finance Corp.:
5% 6/1/31(d)		1,050,000	873,716
5.875% 3/1/27		210,000	199,491
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (d)		1,555,000	1,350,797
			5,044,710
Independent Power and Renewable Electricity Producers - 0.5%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)		515,000	454,530
Calpine Corp.:
4.5% 2/15/28(d)		615,000	553,698
5% 2/1/31(d)		685,000	563,640
5.125% 3/15/28(d)		7,074,000	6,275,691
TerraForm Global, Inc. 6.125% 3/1/26 (d)		640,000	614,413
TransAlta Corp. 7.75% 11/15/29		205,000	209,552
			8,671,524
Water Utilities - 0.0%
Solaris Midstream Holdings LLC 7.625% 4/1/26 (d)		515,000	508,642

TOTAL UTILITIES			29,675,821

TOTAL NONCONVERTIBLE BONDS			665,906,091
TOTAL CORPORATE BONDS (Cost $775,877,892)			675,341,342

U.S. Treasury Obligations - 1.5%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills 3.6981% to 4.119% 3/23/23 (j)	700,000	698,148
U.S. Treasury Notes:
2.5% 3/31/27 (j)(k)	13,080,000	12,199,144
2.625% 5/31/27	10,130,000	9,479,860
2.75% 4/30/27	2,175,000	2,047,134
4.5% 11/30/24	1,615,000	1,603,329
TOTAL U.S. TREASURY OBLIGATIONS (Cost $27,252,732)		26,027,615

Municipal Securities - 0.1%
	Principal Amount (a)	Value ($)
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2022, 0% 11/1/43 (h) (Cost $1,134,649)	2,068,482	889,447

Common Stocks - 1.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
Intelsat Emergence SA (c)	104,500	5,193,650
Intelsat Jackson Holdings SA:
Series A rights (c)(l)	10,942	94,101
Series B rights (c)(l)	10,942	346,752
		5,634,503
ENERGY - 0.4%
Energy Equipment & Services - 0.1%
Jonah Energy Parent LLC (c)(l)	29,131	1,344,978
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp.	21,570	1,743,072
Mesquite Energy, Inc. (c)(l)	46,770	2,677,603
		4,420,675
TOTAL ENERGY		5,765,653
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
Avantor, Inc. (l)	26,612	648,534
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
TE Connectivity Ltd.	2,300	292,836
IT Services - 0.0%
GTT Communications, Inc. (c)	24,499	302,572
TOTAL INFORMATION TECHNOLOGY		595,408
MATERIALS - 0.3%
Chemicals - 0.2%
TPC Group, Inc. (b)(c)	164,025	3,444,525
Metals & Mining - 0.1%
Constellium NV (l)	41,600	665,184
TOTAL MATERIALS		4,109,709
UTILITIES - 0.1%
Gas Utilities - 0.1%
Ferrellgas Partners LP Class B	5,547	782,127
TOTAL COMMON STOCKS (Cost $10,550,357)		17,535,934

Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co. 6.50%	12,400	597,432
Life Sciences Tools & Services - 0.0%
Danaher Corp. Series B, 5.00%	425	536,910
TOTAL HEALTH CARE		1,134,342
UTILITIES - 0.0%
Electric Utilities - 0.0%
NextEra Energy, Inc. 5.279%	16,050	760,770
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,929,698)		1,895,112

Bank Loan Obligations - 2.7%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
GTT Communications BV 1LN, term loan:
11.7176% 1/3/28 (h)(m)	1,182,486	962,745
13.6802% 6/3/28 (h)(m)	929,048	473,814
		1,436,559
Media - 0.1%
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 12.7755% 5/25/26 (h)(i)(m)	1,869,743	1,741,984
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0255% 8/24/26 (h)(i)(m)	1,706,869	193,354
Gray Television, Inc. Tranche B, term loan 1 month U.S. LIBOR + 2.500% 7.0656% 1/2/26 (h)(i)(m)	100,000	98,583
		2,033,921
Wireless Telecommunication Services - 0.1%
Xplornet Communications, Inc.:
1LN, term loan 1 month U.S. LIBOR + 4.000% 10/1/28 (i)(m)(n)	1,577,030	1,308,083
2LN, term loan 1 month U.S. LIBOR + 7.000% 9/30/29 (c)(i)(m)(n)	375,000	240,000
		1,548,083
TOTAL COMMUNICATION SERVICES		5,018,563
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.592% 7/21/28 (h)(i)(m)	1,108,600	1,047,627
Household Durables - 0.1%
Sunset Debt Merger Sub, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 9/17/28 (i)(m)(n)	1,707,100	1,460,987
Internet & Direct Marketing Retail - 0.0%
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.3849% 3/5/28 (h)(i)(m)	441,646	434,606
Specialty Retail - 0.1%
LBM Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.3849% 12/18/27 (h)(i)(m)	1,091,648	995,790
Wand NewCo 3, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.6349% 2/5/26 (h)(i)(m)	593,959	571,192
		1,566,982
TOTAL CONSUMER DISCRETIONARY		4,510,202
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Ascent Resources - Utica LLC/ARU Finance Corp. 2LN, term loan 3 month U.S. LIBOR + 9.000% 11/1/25 (i)(m)(n)	3,503,000	3,713,180
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.7299% 2/6/25 (h)(i)(m)	1,139,889	1,062,947
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 9.1511% 2/6/25 (h)(i)(m)	594,884	554,729
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(f)(i)(m)	864,602	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(f)(i)(m)	373,000	0
Prairie ECI Acquiror LP 1LN, term loan 1 month U.S. LIBOR + 4.750% 3/11/26 (i)(m)(n)	685,000	674,437
		6,005,293
FINANCIALS - 0.4%
Insurance - 0.4%
Alliant Holdings Intermediate LLC Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.06% 2/13/27 (h)(i)(m)	29,955	29,543
Asurion LLC Tranche B4 2LN, term loan 1 month U.S. LIBOR + 5.250% 9.8849% 1/20/29 (h)(i)(m)	8,330,000	7,088,830
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 7.82% 4/25/25 (h)(i)(m)	320,567	319,509
		7,437,882
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Cano Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.7176% 11/23/27 (h)(i)(m)	519,018	420,960
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.9534% 12/13/26 (h)(i)(m)	54,304	51,747
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.7299% 10/1/27 (h)(i)(m)	145,000	139,599
		612,306
Health Care Technology - 0.0%
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.0608% 2/15/29 (h)(i)(m)	430,969	397,569
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (i)(m)(o)	52,811	48,718
		446,287
TOTAL HEALTH CARE		1,058,593
INDUSTRIALS - 0.3%
Airlines - 0.1%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 9.5577% 4/20/28 (h)(i)(m)	915,000	936,420
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 9.9959% 7/2/27 (h)(i)(m)	909,000	945,587
		1,882,007
Building Products - 0.0%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.9799% 5/17/28 (h)(i)(m)	347,719	291,823
Commercial Services & Supplies - 0.1%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 9.0646% 6/21/24 (h)(i)(m)	1,502,055	1,416,934
Intrado Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 1/25/30 (i)(m)(n)	275,000	272,822
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9.735% 4/11/29 (h)(i)(m)	440,000	403,700
		2,093,456
Professional Services - 0.1%
CoreLogic, Inc. 2LN, term loan 0% 4/13/29 (h)(m)	755,000	560,270
Nielsen Holdings PLC 2LN, term loan 3 month U.S. LIBOR + 0.000% 10/11/29 (c)(i)(m)(n)	415,000	406,700
		966,970
TOTAL INDUSTRIALS		5,234,256
INFORMATION TECHNOLOGY - 0.8%
IT Services - 0.0%
Olympus Merger Sub, Inc. Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 4% 4/10/27 (h)(i)(m)	288,418	253,447
Verscend Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.6349% 8/27/25 (h)(i)(m)	174,024	173,620
		427,067
Software - 0.8%
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 10.3849% 12/10/29 (h)(i)(m)	1,630,000	1,413,014
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.1176% 12/10/28 (h)(i)(m)	1,251,896	1,173,477
Boxer Parent Co., Inc. Tranche B 2LN, term loan 1 month U.S. LIBOR + 5.500% 3/23/26 (i)(m)(n)	380,000	369,314
Central Parent, Inc. 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 4.500% 9.0802% 7/6/29 (h)(i)(m)	130,000	129,500
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 12.0753% 6/13/25 (h)(i)(m)	1,175,000	995,813
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.3253% 6/13/24 (h)(i)(m)	903,153	850,092
Proofpoint, Inc. 2LN, term loan 0% 5/27/29 (h)(m)	340,000	326,400
RealPage, Inc. 2LN, term loan 1 month U.S. LIBOR + 0.000% 2/17/29 (i)(m)(n)	750,000	719,063
Skillsoft Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 7/16/28 (i)(m)(n)	1,900,425	1,633,682
Sophia LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.2299% 10/7/27 (h)(i)(m)	115,000	113,107
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 8.0319% 5/3/26 (h)(i)(m)	1,747,361	1,710,667
2LN, term loan 3 month U.S. LIBOR + 5.250% 10.0319% 5/3/27 (h)(i)(m)	2,784,807	2,703,574
		12,137,703
TOTAL INFORMATION TECHNOLOGY		12,564,770
MATERIALS - 0.0%
Chemicals - 0.0%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.1349% 5/7/25 (c)(h)(i)(m)	533,530	517,524
Discovery Purchaser Corp. 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 4.370% 8.9625% 10/4/29 (h)(i)(m)	340,000	324,884
		842,408
Containers & Packaging - 0.0%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 8.8926% 4/13/29 (h)(i)(m)	77,675	76,504
TOTAL MATERIALS		918,912
UTILITIES - 0.1%
Electric Utilities - 0.1%
Heritage Power LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 6/28/26 (i)(m)(n)	1,651,509	542,108
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.6875% 6/23/25 (h)(i)(m)	885,964	881,534
		1,423,642
TOTAL BANK LOAN OBLIGATIONS (Cost $51,138,074)		44,172,113

Fixed-Income Funds - 51.6%
	Shares	Value ($)
High Yield Fixed-Income Funds - 51.6%
Artisan High Income Fund Investor Shares	25,601,503	221,196,949
BlackRock High Yield Bond Portfolio Class K	18,830,334	127,104,752
Eaton Vance Income Fund of Boston Class A	25,180,816	124,393,230
Fidelity Capital & Income Fund (p)	16,800,256	154,562,357
MainStay High Yield Corporate Bond Fund Class A	27,042,488	133,860,316
Vanguard High-Yield Corporate Fund Admiral Shares	17,058,923	88,535,809

TOTAL FIXED-INCOME FUNDS (Cost $852,611,290)		849,653,413

Preferred Securities - 0.3%
	Principal Amount (a)	Value ($)
FINANCIALS - 0.0%
Banks - 0.0%
Citigroup, Inc. 3.875% (h)(q)	25,000	22,457
UTILITIES - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
Vistra Corp.:
7% (d)(h)(q)	1,775,000	1,686,153
8% (d)(h)(q)	3,520,000	3,485,187
		5,171,340
Multi-Utilities - 0.0%
NiSource, Inc. 5.65% (h)(q)	470,000	461,151
TOTAL UTILITIES		5,632,491
TOTAL PREFERRED SECURITIES (Cost $5,796,951)		5,654,948

Money Market Funds - 0.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (r)	4,862,642	4,863,615
State Street Institutional U.S. Government Money Market Fund Premier Class 4.43% (s)	8,299,209	8,299,209
TOTAL MONEY MARKET FUNDS (Cost $13,162,676)		13,162,824

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $1,739,454,319)	1,634,332,748
NET OTHER ASSETS (LIABILITIES) - 0.8%	13,467,535
NET ASSETS - 100.0%	1,647,800,283

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	112	Jun 2023	12,505,500	(31,743)	(31,743)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	121	Jun 2023	24,650,914	(70,155)	(70,155)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	51	Jun 2023	5,459,789	(31,502)	(31,502)

TOTAL PURCHASED					(133,400)

Sold

Treasury Contracts
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	3	Jun 2023	405,188	1,144	1,144

TOTAL FUTURES CONTRACTS					(132,256)
The notional amount of futures purchased as a percentage of Net Assets is 2.6%
The notional amount of futures sold as a percentage of Net Assets is 0.0%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	802,931	GBP	653,807	Deutsche Bank AG	4/21/23	15,754

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						15,754

Unrealized Appreciation						15,754
Credit Default Swaps
Underlying Reference	Rating (1)	Maturity Date	Clearinghouse / Counterparty (2)	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount (3)(4)	Value ($) (1)	Upfront Premium Received/ (Paid) ($) (5)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
5-Year CDX N.A. HY Series 39		Dec 2027	ICE	(5%)	Quarterly	29,714,922	(1,357,244)	0	(1,357,244)

Sell Protection
5-Year CDX N.A. HY Series 39	NR	Dec 2027	ICE	5%	Quarterly	1,400,000	9,670	0	9,670
Community Health Systems, Inc.	Caa3	Dec 2026	ICE	5%	Quarterly	484,000	(108,296)	0	(108,296)

TOTAL SELL PROTECTION							(98,626)	0	(98,626)
TOTAL CREDIT DEFAULT SWAPS							(1,455,870)	0	(1,455,870)

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2)Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

(3)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(4)Notional amount is stated in U.S. Dollars unless otherwise noted.

(5)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,589,440 or 0.6% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $522,531,079 or 31.7% of net assets.

(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Non-income producing - Security is in default.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(j)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $2,375,527.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $898,602.
(l)	Non-income producing
(m)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(n)	The coupon rate will be determined upon settlement of the loan after period end.
(o)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $57,723 and $53,249, respectively.

(p)	Affiliated Fund
(q)	Security is perpetual in nature with no stated maturity date.
(r)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(s)	The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	368,047

Mesquite Energy, Inc. 15% 7/15/23	11/05/20 - 1/18/22	635,565

TPC Group, Inc.	12/16/22	1,776,472

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	1,012,831	285,060,429	281,209,645	183,525	-	-	4,863,615	0.0%
Total	1,012,831	285,060,429	281,209,645	183,525	-	-	4,863,615

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Capital & Income Fund	504,966,112	25,338,062	327,058,881	25,337,265	(5,687,006)	(42,995,930)	154,562,357
	504,966,112	25,338,062	327,058,881	25,337,265	(5,687,006)	(42,995,930)	154,562,357

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	5,634,503	-	-	5,634,503
Energy	5,765,653	1,743,072	-	4,022,581
Health Care	1,782,876	648,534	1,134,342	-
Information Technology	595,408	292,836	-	302,572
Materials	4,109,709	665,184	-	3,444,525
Utilities	1,542,897	782,127	760,770	-

Corporate Bonds	675,341,342	-	669,196,426	6,144,916

U.S. Government and Government Agency Obligations	26,027,615	-	26,027,615	-

Municipal Securities	889,447	-	889,447	-

Bank Loan Obligations	44,172,113	-	43,007,889	1,164,224

Fixed-Income Funds	849,653,413	849,653,413	-	-

Preferred Securities	5,654,948	-	5,654,948	-

Money Market Funds	13,162,824	13,162,824	-	-
Total Investments in Securities:	1,634,332,748	866,947,990	746,671,437	20,713,321
Derivative Instruments:

Assets
Futures Contracts	1,144	1,144	-	-
Forward Foreign Currency Contracts	15,754	-	15,754	-
Swaps	9,670	-	9,670	-
Total Assets	26,568	1,144	25,424	-

Liabilities
Futures Contracts	(133,400)	(133,400)	-	-
Swaps	(1,465,540)	-	(1,465,540)	-
Total Liabilities	(1,598,940)	(133,400)	(1,465,540)	-
Total Derivative Instruments:	(1,572,372)	(132,256)	(1,440,116)	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$14,647,753
Net Realized Gain (Loss) on Investment Securities	(80,429)
Net Unrealized Gain (Loss) on Investment Securities	3,626,204
Cost of Purchases	2,777,120
Proceeds of Sales	(590,705)
Amortization/Accretion	7,565
Transfers into Level 3	325,813
Transfers out of Level 3	-
Ending Balance	$20,713,321
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2023	$3,626,230

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	9,670	(1,465,540)
Total Credit Risk	9,670	(1,465,540)
Foreign Exchange Risk
Forward Foreign Currency Contracts (b)	15,754	0
Total Foreign Exchange Risk	15,754	0
Interest Rate Risk
Futures Contracts (c)	1,144	(133,400)
Total Interest Rate Risk	1,144	(133,400)
Total Value of Derivatives	26,568	(1,598,940)

(a)For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

(b)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(c)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,601,043,364)	$1,474,906,776
Fidelity Central Funds (cost $4,863,470)	4,863,615
Other affiliated issuers (cost $133,547,485)	154,562,357

Total Investment in Securities (cost $1,739,454,319)		$1,634,332,748
Cash		1,204,879
Foreign currency held at value (cost $2,787)		2,787
Receivable for investments sold		3,258,090
Unrealized appreciation on forward foreign currency contracts		15,754
Receivable for fund shares sold		550,741
Dividends receivable		21,178
Interest receivable		12,867,737
Distributions receivable from Fidelity Central Funds		23,418
Receivable for daily variation margin on futures contracts		276,327
Other receivables		50,050
Total assets		1,652,603,709
Liabilities
Payable for investments purchased
Regular delivery	$2,486,585
Delayed delivery	1,208,960
Payable for fund shares redeemed	732,384
Distributions payable	48,347
Accrued management fee	223,162
Payable for daily variation margin on centrally cleared OTC swaps	818
Other payables and accrued expenses	103,170
Total Liabilities		4,803,426
Net Assets		$1,647,800,283
Net Assets consist of:
Paid in capital		$1,930,186,177
Total accumulated earnings (loss)		(282,385,894)
Net Assets		$1,647,800,283
Net Asset Value , offering price and redemption price per share ($1,647,800,283 ÷ 199,270,678 shares)		$8.27

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends:
Unaffiliated issuers		$55,975,899
Affiliated issuers		10,494,118
Interest		67,680,474
Income from Fidelity Central Funds		183,525
Total Income		134,334,016
Expenses
Management fee	$8,725,519
Custodian fees and expenses	31,173
Independent trustees' fees and expenses	15,751
Registration fees	41,273
Audit	50,972
Legal	231,602
Miscellaneous	23,491
Total expenses before reductions	9,119,781
Expense reductions	(5,474,051)
Total expenses after reductions		3,645,730
Net Investment income (loss)		130,688,286
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(146,021,081)
Affiliated issuers	(5,687,006)
Forward foreign currency contracts	405,107
Foreign currency transactions	(45,712)
Futures contracts	(5,820,165)
Swaps	2,263,542
Capital gain distributions from underlying funds:
Unaffiliated issuers	1,429,442
Affiliated issuers	14,843,147
Total net realized gain (loss)		(138,632,726)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(154,033,723)
Affiliated issuers	(42,995,930)
Forward foreign currency contracts	(20,125)
Assets and liabilities in foreign currencies	(51,580)
Futures contracts	(735,311)
Swaps	(1,493,638)
Total change in net unrealized appreciation (depreciation)		(199,330,307)
Net gain (loss)		(337,963,033)
Net increase (decrease) in net assets resulting from operations		$(207,274,747)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$130,688,286	$285,882,081
Net realized gain (loss)	(138,632,726)	107,535,532
Change in net unrealized appreciation (depreciation)	(199,330,307)	(224,312,910)
Net increase (decrease) in net assets resulting from operations	(207,274,747)	169,104,703
Distributions to shareholders	(124,387,863)	(310,897,061)
Share transactions
Proceeds from sales of shares	183,183,822	765,129,942
Reinvestment of distributions	123,643,674	308,906,328
Cost of shares redeemed	(2,485,776,576)	(3,977,874,695)
Net increase (decrease) in net assets resulting from share transactions	(2,178,949,080)	(2,903,838,425)
Total increase (decrease) in net assets	(2,510,611,690)	(3,045,630,783)

Net Assets
Beginning of period	4,158,411,973	7,204,042,756
End of period	$1,647,800,283	$4,158,411,973

Other Information
Shares
Sold	21,455,480	79,497,393
Issued in reinvestment of distributions	14,620,666	32,119,064
Redeemed	(286,484,971)	(414,020,862)
Net increase (decrease)	(250,408,825)	(302,404,405)

Financial Highlights
Strategic Advisers® Income Opportunities Fund

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.25	$9.58	$9.32	$9.34	$9.53
Income from Investment Operations
Net investment income (loss) B,C	.508	.440	.473	.515	.513
Net realized and unrealized gain (loss)	(1.000)	(.279)	.241	(.001)	(.222)
Total from investment operations	(.492)	.161	.714	.514	.291
Distributions from net investment income	(.488)	(.461)	(.454)	(.530)	(.469)
Distributions from net realized gain	-	(.030)	-	(.004)	(.012)
Total distributions	(.488)	(.491)	(.454)	(.534)	(.481)
Net asset value, end of period	$8.27	$9.25	$9.58	$9.32	$9.34
Total Return D	(5.25)%	1.61%	8.05%	5.57%	3.21%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.42%	.38%	.39%	.34%	.36%
Expenses net of fee waivers, if any	.17%	.13%	.14%	.09%	.11%
Expenses net of all reductions	.17%	.13%	.14%	.09%	.11%
Net investment income (loss)	5.96%	4.57%	5.10%	5.44%	5.49%
Supplemental Data
Net assets, end of period (000 omitted)	$1,647,800	$4,158,412	$7,204,043	$2,042,054	$2,642,485
Portfolio turnover rate G	21%	33%	43%	40%	22%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$13,404,181	Market comparable	Enterprise value/EBITADA multiple (EV/EBITDA	2.2 - 5.8 / 4.4	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,250.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.7	Increase
			Enterprise value/Proved reserves multiple (EV/PR)	4.7	Increase
		Market approach	Parity price	$12.35	Increase
		Discounted cash flow	Discount rate	8.0% - 10.0% / 8.6%	Decrease
			Reserve risk rate	50.0% - 95.0% / 72.5%	Increase
Corporate Bonds	$6,144,916	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.2	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$18,250.00	Increase
			Enterprise value/PV-10 multiple (EV/PV-10)	0.7	Increase
			Enterprise value/Proved reserves multiple (EV/PR)	4.7	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	50.0% - 95.0% / 72.5%	Increase
Bank Loan Obligations	$1,164,224	Recovery value	Recovery value	$0.00	Increase
		Indicative market price	Evaluated bid	$64.00 - $98.00 / $90.55	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Income Opportunities Fund	$49,789

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, partnerships, equity-debt classifications, contingent interest, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$45,662,317
Gross unrealized depreciation	(149,183,708)
Net unrealized appreciation (depreciation)	$(103,521,391)
Tax Cost	$1,736,865,284

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(174,679,021)
Net unrealized appreciation (depreciation) on securities and other investments	$(103,521,154)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(43,005,176)
Long-term	(131,673,845)
Total capital loss carryforward	$(174,679,021)

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$124,387,863	$310,897,061

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Strategic Advisers Income Opportunities Fund
Credit Risk
Swaps	2,263,542	(1,493,638)
Total Credit Risk	2,263,542	(1,493,638)
Foreign Exchange Risk
Forward Foreign Currency Contracts	405,107	(20,125)
Total Foreign Exchange Risk	405,107	(20,125)
Interest Rate Risk
Futures Contracts	(5,820,165)	(735,311)
Total Interest Rate Risk	(5,820,165)	(735,311)
Totals	$(3,151,516)	$(2,249,074)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Income Opportunities Fund	424,687,727	2,590,807,825

5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .40% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser), PGIM, Inc. and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Income Opportunities Fund	$6

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Income Opportunities Fund	$4,874

8. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $5,473,191.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $860.

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Income Opportunities Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity ® ; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women';s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Strategic Advisers® Income Opportunities Fund	.18%
Actual		$ 1,000	$ 1,019.90	$ .90
Hypothetical- B		$ 1,000	$ 1,023.90	$ .90

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A total of 0.79% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $82,822,066 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with FIAM LLC, PGIM, Inc., and T. Rowe Price Associates, Inc. (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, and Fidelity Management & Research (Hong Kong) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund.  Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2022 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.   The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds throughout the COVID-19 pandemic.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2021, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one- and five-year periods and in the second quartile for the three-year period ended December 31, 2021. The Board also noted that the fund had out-performed 77%, 70%, and 77% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2021. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period and lower than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.   The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to selected groups of competitive funds (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar investment objective categories (as classified by Lipper) that it believes have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2021.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2021.

Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.   The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion . Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.912881.112
SRQ-ANN-0423
Strategic Advisers® Small-Mid Cap Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 28, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Small-Mid Cap Fund	-6.19%	7.30%	9.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Fund on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

30,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
'23

Period Ending Values

$24,697 Strategic Advisers® Small-Mid Cap Fund

$25,847 Russell 2500™ Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Barry Golden:
For the fiscal year ending February 28, 2023, the Fund returned -6.19%, trailing the -5.42% result of its small-to-mid-cap (SMID) benchmark, the Russell 2500 ® Index. Among the Fund's active underlying managers, the SMID-Cap Growth mandate from sub-adviser ArrowMark Partners (-13%) was the largest relative detractor. Historically, this strategy - which emphasizes quality-growth/growth-at-a-reasonable-price - has provided a measure of downside protection in risk-averse environments. This period, however, it was hurt by adverse security selection in several sectors. The U.S. SMID-Cap Growth mandate from sub-adviser AB (-16%) also hampered the Fund's relative return. The rotation from growth to value stocks weighed on the high-growth approach employed by AB. Sub-adviser Portolan Capital Management (-12%), which runs an opportunistic core portfolio that tends to be volatile, struggled as investors preferred low-volatility, high-quality stocks during much of the period. On the plus side, sub-advisers Geode (+3%) and LSV Asset Management (+2%) contributed about equally. The former's U.S. Small-Mid Cap Quality Focus Index mandate uses a quantitative approach that seeks to own SMID-cap companies exhibiting superior quality characteristics on the basis of profitability, stability and various balance sheet metrics. It benefited from investment choices among information technology, consumer discretionary and materials companies. LSV's deep-value approach yielded strong picks in some of the same sectors. It was also aided by a more-favorable market backdrop for value-oriented stocks as a whole compared with growth stocks. During the period, we continued to incrementally shift assets into core strategies and away from more-focused value and growth approaches.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 28, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Fidelity Advisor Small Cap Growth Fund Class Z	5.6
Fidelity SAI Small-Mid Cap 500 Index Fund	5.6
T. Rowe Price Institutional Small-Cap Stock Fund	3.5
PIMCO StocksPLUS Small Fund Institutional Class	2.0
Fidelity Small Cap Index Fund	1.1
Fidelity SAI Real Estate Index Fund	1.0
LPL Financial	0.7
Alight, Inc. Class A	0.6
LKQ Corp.	0.6
Berry Global Group, Inc.	0.6
21.3

Market Sectors (% of Fund's net assets)
(Stocks Only)
Industrials	17.5
Information Technology	13.5
Financials	11.4
Consumer Discretionary	10.7
Health Care	10.2
Materials	4.4
Consumer Staples	3.3
Energy	2.9
Real Estate	2.7
Communication Services	1.8
Utilities	0.9

Asset Allocation (% of Fund's net assets)

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 79.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.0%
EchoStar Holding Corp. Class A (a)(b)	28,566	570,177
Liberty Latin America Ltd.:
Class A (a)	249,772	2,202,989
Class C (a)	114,804	1,007,979
		3,781,145
Entertainment - 0.2%
IMAX Corp. (a)	85,400	1,574,776
Liberty Media Corp. Liberty Formula One Series C (a)	24,600	1,669,602
Live Nation Entertainment, Inc. (a)(b)	26,744	1,927,173
Madison Square Garden Sports Corp.	57,552	11,000,489
Sciplay Corp. (A Shares) (a)	19,188	317,370
Take-Two Interactive Software, Inc. (a)	26,462	2,898,912
		19,388,322
Interactive Media & Services - 1.0%
CarGurus, Inc. Class A (a)	795,734	13,567,265
Eventbrite, Inc. (a)	668,517	5,856,209
Meta Platforms, Inc. Class A (a)	29,398	5,142,886
QuinStreet, Inc. (a)	88,797	1,506,885
Shutterstock, Inc.	45,900	3,452,598
TrueCar, Inc. (a)	402,426	937,653
Yelp, Inc. (a)	184,221	5,530,314
Ziff Davis, Inc. (a)	388,448	30,679,623
ZipRecruiter, Inc. (a)(b)	577,513	9,852,372
		76,525,805
Media - 0.6%
AMC Networks, Inc. Class A (a)	69,600	1,556,256
Audacy, Inc. Class A (a)	387,100	83,227
Cable One, Inc. (b)	4,446	3,070,452
Criteo SA sponsored ADR (a)	246,902	8,184,801
iHeartMedia, Inc. (a)	67,610	490,849
Interpublic Group of Companies, Inc. (b)	91,069	3,236,592
John Wiley & Sons, Inc. Class A	58,049	2,582,600
Nexstar Broadcasting Group, Inc. Class A (b)	96,153	17,874,843
Paramount Global Class B (b)	79,100	1,694,322
Sirius XM Holdings, Inc. (b)	157,176	690,003
TEGNA, Inc.	343,833	5,982,694
The New York Times Co. Class A	26,800	1,031,800
Thryv Holdings, Inc. (a)	24,893	593,449
		47,071,888
TOTAL COMMUNICATION SERVICES		146,767,160
CONSUMER DISCRETIONARY - 10.7%
Auto Components - 0.8%
Adient PLC (a)	55,766	2,382,324
Autoliv, Inc.	54,930	5,085,419
BorgWarner, Inc.	133,700	6,722,436
Dana, Inc. (b)	297,549	4,713,176
Fox Factory Holding Corp. (a)	26,754	3,143,595
Gentex Corp.	191,172	5,457,961
LCI Industries (b)	108,240	12,210,554
Lear Corp.	54,954	7,674,326
Modine Manufacturing Co. (a)	195,446	4,770,837
Standard Motor Products, Inc.	51,589	2,010,423
The Goodyear Tire & Rubber Co. (a)	850,869	9,665,872
		63,836,923
Automobiles - 0.1%
Harley-Davidson, Inc.	132,600	6,305,130
Winnebago Industries, Inc.	34,600	2,199,176
		8,504,306
Distributors - 0.9%
LKQ Corp.	882,857	50,578,878
Pool Corp. (b)	67,938	24,244,355
		74,823,233
Diversified Consumer Services - 1.1%
ADT, Inc.	785,045	5,919,239
American Public Education, Inc. (a)	111,341	1,229,205
Bright Horizons Family Solutions, Inc. (a)	183,530	14,469,505
Carriage Services, Inc.	10,393	352,531
Frontdoor, Inc. (a)(b)	885,049	25,002,634
Grand Canyon Education, Inc. (a)	136,742	15,491,501
Laureate Education, Inc. Class A	381,376	4,523,119
Perdoceo Education Corp. (a)	55,031	758,602
Service Corp. International	157,361	10,626,588
Stride, Inc. (a)(b)	115,971	4,925,288
WW International, Inc. (a)(b)	43,445	159,009
		83,457,221
Hotels, Restaurants & Leisure - 2.3%
ARAMARK Holdings Corp.	72,800	2,679,040
Bloomin' Brands, Inc.	280,866	7,330,603
Bowlero Corp. Class A (a)(b)	496,236	7,632,110
Boyd Gaming Corp.	52,074	3,391,580
Brinker International, Inc. (a)	13,100	497,800
Churchill Downs, Inc.	98,747	24,270,038
Dine Brands Global, Inc. (b)	93,290	7,152,544
Domino's Pizza, Inc.	7,300	2,146,273
Expedia, Inc. (a)	58,380	6,361,669
Full House Resorts, Inc. (a)	96,867	937,673
Genius Sports Ltd. (a)	1,205,670	5,835,443
Hilton Grand Vacations, Inc. (a)	203,433	9,711,891
International Game Technology PLC	184,350	4,896,336
Krispy Kreme, Inc. (b)	271,738	3,535,311
Kura Sushi U.S.A., Inc. Class A (a)(b)	198,051	12,401,954
Papa John's International, Inc. (b)	73,527	6,172,592
Penn Entertainment, Inc. (a)	30,200	922,006
Planet Fitness, Inc. (a)(b)	223,797	18,138,747
Sportradar Holding AG (a)(b)	442,593	5,408,486
Texas Roadhouse, Inc. Class A	80,666	8,190,826
TH International Ltd. (a)(b)	283,645	1,344,477
Travel+Leisure Co.	111,877	4,693,240
Vail Resorts, Inc.	79,477	18,557,085
Wendy's Co. (b)	471,990	10,364,900
Wingstop, Inc. (b)	47,498	8,091,284
Wyndham Hotels & Resorts, Inc.	36,500	2,811,230
		183,475,138
Household Durables - 1.1%
Cavco Industries, Inc. (a)	6,726	1,916,910
Ethan Allen Interiors, Inc. (b)	16,171	477,853
KB Home	197,049	6,949,918
La-Z-Boy, Inc. (b)	123,103	3,986,075
Mohawk Industries, Inc. (a)	64,123	6,595,051
NVR, Inc. (a)	667	3,450,805
PulteGroup, Inc.	527,889	28,859,692
Skyline Champion Corp. (a)	72,951	4,990,578
Sony Group Corp. sponsored ADR	41,020	3,428,452
Taylor Morrison Home Corp. (a)	185,436	6,644,172
Tempur Sealy International, Inc. (b)	216,948	9,272,358
Toll Brothers, Inc.	84,351	5,055,999
Whirlpool Corp. (b)	28,700	3,960,026
		85,587,889
Internet & Direct Marketing Retail - 0.2%
CarParts.com, Inc. (a)(b)	832,644	5,220,678
Etsy, Inc. (a)	1,100	133,551
Farfetch Ltd. Class A (a)(b)	754,038	3,868,215
Lyft, Inc. (a)	265,970	2,659,700
PetMed Express, Inc. (b)	15,424	289,663
Qurate Retail, Inc. Series A (a)	261,800	552,398
Revolve Group, Inc. (a)(b)	199,762	5,409,555
		18,133,760
Leisure Products - 0.5%
Brunswick Corp.	180,900	15,814,278
JAKKS Pacific, Inc. (a)	59,045	1,141,930
Malibu Boats, Inc. Class A (a)	58,884	3,518,908
Polaris, Inc. (b)	57,461	6,536,189
Sturm, Ruger & Co., Inc.	13,509	787,169
Topgolf Callaway Brands Corp. (a)(b)	461,326	10,693,537
		38,492,011
Multiline Retail - 0.1%
Dillard's, Inc. Class A (b)	2,859	1,018,976
Kohl's Corp.	94,900	2,660,996
Macy's, Inc.	125,000	2,557,500
		6,237,472
Specialty Retail - 2.4%
Academy Sports & Outdoors, Inc. (b)	83,884	4,961,739
Advance Auto Parts, Inc.	92,498	13,408,510
America's Car Mart, Inc. (a)	5,158	438,224
Aritzia, Inc. (a)	5,666	174,230
Aritzia, Inc. (a)	30,522	929,193
Asbury Automotive Group, Inc. (a)	21,556	4,895,368
AutoNation, Inc. (a)	27,321	3,729,590
Bath & Body Works, Inc.	171,220	6,997,761
Boot Barn Holdings, Inc. (a)	22,275	1,725,199
Burlington Stores, Inc. (a)	105,325	22,565,881
Caleres, Inc. (b)	143,061	3,735,323
Five Below, Inc. (a)	88,742	18,129,991
Floor & Decor Holdings, Inc. Class A (a)(b)	39,603	3,635,951
Foot Locker, Inc.	246,426	10,773,745
Group 1 Automotive, Inc. (b)	18,026	3,985,008
Haverty Furniture Companies, Inc. (b)	114,952	4,338,288
Leslie's, Inc. (a)(b)	401,090	5,057,745
Lithia Motors, Inc. Class A (sub. vtg.) (b)	45,975	11,731,901
MarineMax, Inc. (a)	62,219	2,089,314
Monro, Inc. (b)	25,770	1,299,839
Murphy U.S.A., Inc. (b)	40,309	10,282,423
MYT Netherlands Parent BV ADR (a)(b)	115,276	941,805
National Vision Holdings, Inc. (a)(b)	107,773	4,026,399
Penske Automotive Group, Inc. (b)	63,115	9,098,027
Petco Health & Wellness Co., Inc. (a)(b)	186,607	1,922,052
Sally Beauty Holdings, Inc. (a)	1,108,088	17,829,136
Sleep Number Corp. (a)(b)	48,970	1,951,944
Sonic Automotive, Inc. Class A (sub. vtg.) (b)	53,500	3,043,615
The Aaron's Co., Inc.	128,600	1,845,410
The Buckle, Inc.	86,849	3,542,571
The ODP Corp. (a)	66,800	3,024,704
Williams-Sonoma, Inc. (b)	105,779	13,213,913
		195,324,799
Textiles, Apparel & Luxury Goods - 1.2%
Canada Goose Holdings, Inc. (a)(b)	329,534	6,198,535
Capri Holdings Ltd. (a)	82,886	4,108,659
Carter's, Inc. (b)	128,125	9,659,344
Crocs, Inc. (a)	91,812	11,174,439
Deckers Outdoor Corp. (a)	9,672	4,026,937
Hanesbrands, Inc. (b)	560,331	3,182,680
Kering SA ADR (b)	29,046	1,706,743
Oxford Industries, Inc. (b)	9,528	1,120,588
PVH Corp. (b)	58,650	4,706,076
Ralph Lauren Corp.	72,391	8,555,892
Rocky Brands, Inc.	34,424	916,367
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	405,785	18,061,490
Steven Madden Ltd. (b)	173,810	6,309,303
Tapestry, Inc.	299,420	13,027,764
Under Armour, Inc. Class C (non-vtg.) (a)(b)	712,750	6,272,200
		99,027,017
TOTAL CONSUMER DISCRETIONARY		856,899,769
CONSUMER STAPLES - 3.3%
Beverages - 0.2%
Molson Coors Beverage Co. Class B	297,691	15,834,184
National Beverage Corp. (a)(b)	18,952	884,111
		16,718,295
Food & Staples Retailing - 1.1%
Albertsons Companies, Inc.	260,649	5,181,702
Andersons, Inc.	55,220	2,519,689
BJ's Wholesale Club Holdings, Inc. (a)	298,586	21,438,475
Casey's General Stores, Inc.	39,617	8,238,355
Grocery Outlet Holding Corp. (a)	134,552	3,639,632
Ingles Markets, Inc. Class A	106,715	9,540,321
Performance Food Group Co. (a)	323,116	18,285,134
PriceSmart, Inc.	57,055	3,977,875
SpartanNash Co.	71,900	1,924,044
Sprouts Farmers Market LLC (a)	124,700	3,777,163
U.S. Foods Holding Corp. (a)	112,973	4,239,877
Weis Markets, Inc. (b)	13,350	1,020,474
		83,782,741
Food Products - 1.0%
Bunge Ltd.	15,200	1,451,600
Conagra Brands, Inc.	106,200	3,866,742
Darling Ingredients, Inc. (a)	45,027	2,848,858
Flowers Foods, Inc. (b)	156,883	4,373,898
Fresh Del Monte Produce, Inc.	76,972	2,407,684
Freshpet, Inc. (a)(b)	21,200	1,318,216
Ingredion, Inc.	161,770	16,079,938
John B. Sanfilippo & Son, Inc.	6,534	586,557
Lamb Weston Holdings, Inc.	105,946	10,662,405
Lancaster Colony Corp.	14,613	2,805,404
Nomad Foods Ltd. (a)	1,102,960	19,765,043
SunOpta, Inc. (a)(b)	874,108	6,713,149
The Hain Celestial Group, Inc. (a)	399,868	7,129,646
Tootsie Roll Industries, Inc. (b)	14,429	635,309
		80,644,449
Household Products - 0.2%
Reynolds Consumer Products, Inc. (b)	275,500	7,559,720
Spectrum Brands Holdings, Inc.	138,565	8,870,931
WD-40 Co. (b)	11,080	1,921,604
		18,352,255
Personal Products - 0.5%
BellRing Brands, Inc. (a)	33,400	1,031,392
elf Beauty, Inc. (a)	280,586	20,973,804
Herbalife Nutrition Ltd. (a)(b)	275,939	5,339,420
MediFast, Inc. (b)	8,966	1,005,358
Nu Skin Enterprises, Inc. Class A (b)	40,964	1,632,006
The Honest Co., Inc. (a)(b)	1,869,697	5,216,455
USANA Health Sciences, Inc. (a)	9,043	549,634
		35,748,069
Tobacco - 0.3%
Turning Point Brands, Inc.	427,437	10,215,744
Vector Group Ltd.	1,200,766	15,934,165
		26,149,909
TOTAL CONSUMER STAPLES		261,395,718
ENERGY - 2.9%
Energy Equipment & Services - 0.6%
Cactus, Inc.	103,136	4,739,099
Championx Corp.	345,763	10,569,975
Expro Group Holdings NV (a)	166,100	3,775,453
Helix Energy Solutions Group, Inc. (a)	194,501	1,610,468
Helmerich & Payne, Inc.	67,110	2,823,989
Nextier Oilfield Solutions, Inc. (a)	475,933	4,345,268
Noble Corp. PLC (a)	106,739	4,449,949
NOV, Inc.	135,870	2,972,836
Patterson-UTI Energy, Inc.	215,181	2,947,980
ProPetro Holding Corp. (a)	247,494	2,180,422
Weatherford International PLC (a)	76,600	5,103,092
		45,518,531
Oil, Gas & Consumable Fuels - 2.3%
Antero Resources Corp. (a)	16,100	421,820
APA Corp.	107,977	4,144,157
Arch Resources, Inc.	15,084	2,373,467
Berry Corp.	177,200	1,670,996
California Resources Corp.	62,900	2,654,380
Cameco Corp. (b)	304,700	8,330,498
Chesapeake Energy Corp.	27,468	2,219,689
Chord Energy Corp.	32,142	4,326,956
CONSOL Energy, Inc.	26,657	1,458,938
Delek U.S. Holdings, Inc.	63,452	1,597,087
Denbury, Inc. (a)	16,094	1,341,757
DHT Holdings, Inc.	256,615	2,969,036
DT Midstream, Inc.	112,770	5,661,054
Enerplus Corp.	337,151	5,350,586
Green Plains, Inc. (a)(b)	22,762	789,159
HF Sinclair Corp.	393,562	19,567,903
International Seaways, Inc.	51,337	2,640,775
Kosmos Energy Ltd. (a)	723,290	5,692,292
Magnolia Oil & Gas Corp. Class A	327,980	7,166,363
Matador Resources Co. (b)	192,570	10,358,340
National Energy Services Reunited Corp. (a)	297,208	1,919,964
Navigator Holdings Ltd. (a)(b)	288,716	4,010,265
Northern Oil & Gas, Inc.	169,573	5,263,546
Overseas Shipholding Group, Inc. (a)	708,199	2,620,336
Ovintiv, Inc.	125,443	5,365,197
Par Pacific Holdings, Inc. (a)	230,255	6,396,484
PBF Energy, Inc. Class A (b)	254,561	11,126,861
PDC Energy, Inc.	65,300	4,382,283
Peabody Energy Corp. (a)(b)	93,640	2,556,372
Permian Resource Corp. Class A (b)	864,577	9,346,077
SFL Corp. Ltd.	178,600	1,843,152
SM Energy Co.	239,709	7,073,813
Southwestern Energy Co. (a)	211,000	1,118,300
Talos Energy, Inc. (a)	82,800	1,474,668
Targa Resources Corp.	49,940	3,700,554
Teekay Tankers Ltd. (a)	52,545	2,372,407
Viper Energy Partners LP	486,710	13,934,507
Vital Energy, Inc. (a)	38,533	1,980,211
Vitesse Energy, Inc.	13,405	233,113
World Fuel Services Corp.	342,770	9,409,037
		186,862,400
TOTAL ENERGY		232,380,931
FINANCIALS - 11.4%
Banks - 3.9%
Ameris Bancorp	34,297	1,641,797
Associated Banc-Corp.	280,710	6,498,437
Bancorp, Inc., Delaware (a)	77,700	2,687,643
BankUnited, Inc.	276,534	9,794,834
Berkshire Hills Bancorp, Inc.	62,352	1,811,949
Cathay General Bancorp	102,900	4,416,468
Citizens Financial Group, Inc.	86,200	3,599,712
Comerica, Inc.	204,615	14,343,512
Commerce Bancshares, Inc.	100,408	6,641,989
Cullen/Frost Bankers, Inc.	65,969	8,696,034
Customers Bancorp, Inc. (a)	68,404	2,106,843
Dime Community Bancshares, Inc.	6,980	213,867
East West Bancorp, Inc.	86,759	6,611,903
Fifth Third Bancorp	67,000	2,432,100
First Bancorp, Puerto Rico	660,153	9,578,820
First Citizens Bancshares, Inc.	17,112	12,556,101
First Hawaiian, Inc.	470,130	12,858,056
First Horizon National Corp.	134,813	3,339,318
First Interstate Bancsystem, Inc.	174,587	6,204,822
First Merchants Corp.	84,441	3,455,326
Fulton Financial Corp.	239,600	4,121,120
Hancock Whitney Corp. (b)	150,768	7,405,724
Hanmi Financial Corp.	108,800	2,569,856
HomeStreet, Inc.	66,800	1,685,364
Hope Bancorp, Inc.	278,100	3,562,461
KeyCorp	420,029	7,682,330
OFG Bancorp	100,700	3,063,294
PacWest Bancorp	187,100	5,192,025
Pathward Financial, Inc.	22,565	1,151,041
Peapack-Gladstone Financial Corp.	64,994	2,414,527
Peoples Bancorp, Inc. (b)	40,051	1,245,987
Pinnacle Financial Partners, Inc.	65,185	4,829,557
Preferred Bank, Los Angeles	49,936	3,515,494
Regions Financial Corp.	444,450	10,364,574
ServisFirst Bancshares, Inc.	123,927	9,164,402
Signature Bank	121,411	13,968,336
Southstate Corp.	58,993	4,759,555
SVB Financial Group (a)	43,942	12,660,130
Synovus Financial Corp.	349,233	14,601,432
Texas Capital Bancshares, Inc. (a)	134,709	8,921,777
Valley National Bancorp (b)	294,425	3,409,442
Veritex Holdings, Inc.	66,783	1,780,435
Webster Financial Corp.	177,120	9,408,614
WesBanco, Inc.	48,800	1,764,120
Western Alliance Bancorp.	172,948	12,839,660
Wintrust Financial Corp.	280,439	25,836,845
Zions Bancorp NA	283,535	14,352,542
		311,760,175
Capital Markets - 3.0%
Affiliated Managers Group, Inc.	16,500	2,630,265
Ares Management Corp.	46,995	3,789,207
Artisan Partners Asset Management, Inc. (b)	54,814	1,807,218
Avantax, Inc. (a)	81,327	2,325,139
Bridge Investment Group Holdings, Inc. (b)	21,766	295,800
Cboe Global Markets, Inc.	138,401	17,462,054
Cohen & Steers, Inc.	20,198	1,461,527
Diamond Hill Investment Group, Inc.	2,432	424,627
Donnelley Financial Solutions, Inc. (a)	70,196	2,969,993
Evercore, Inc. Class A (b)	163,370	21,430,877
FactSet Research Systems, Inc.	25,367	10,515,890
Federated Hermes, Inc.	68,846	2,709,090
Focus Financial Partners, Inc. Class A (a)	185,760	9,633,514
GQG Partners, Inc. CDI	623,535	623,071
Hamilton Lane, Inc. Class A	26,773	2,082,939
Houlihan Lokey	101,638	9,726,757
Jefferies Financial Group, Inc.	153,874	5,814,898
Lazard Ltd. Class A	121,740	4,548,206
LPL Financial	205,908	51,386,400
MarketAxess Holdings, Inc.	18,652	6,368,725
Moelis & Co. Class A (b)	345,104	14,780,804
Morningstar, Inc.	43,904	9,102,616
P10, Inc.	807,497	8,696,743
PJT Partners, Inc.	65,001	5,127,279
SEI Investments Co.	83,721	5,044,190
Sprott, Inc. (b)	255,695	8,875,173
StepStone Group, Inc. Class A	357,626	10,228,104
Stifel Financial Corp.	148,460	9,921,582
UBS Group AG (b)	56,720	1,235,362
Victory Capital Holdings, Inc.	12,038	408,810
WisdomTree Investments, Inc. (b)	1,227,415	7,327,668
		238,754,528
Consumer Finance - 0.6%
Ally Financial, Inc.	137,800	4,140,890
Credit Acceptance Corp. (a)(b)	4,938	2,194,151
Enova International, Inc. (a)	114,092	5,561,985
FirstCash Holdings, Inc.	51,222	4,520,342
Navient Corp.	326,000	5,884,300
NerdWallet, Inc. (a)	163,566	3,376,002
OneMain Holdings, Inc.	117,627	5,068,547
PRA Group, Inc. (a)	91,381	3,889,175
PROG Holdings, Inc. (a)	45,600	1,127,232
Regional Management Corp.	71,100	2,241,072
SLM Corp.	883,428	12,703,695
		50,707,391
Diversified Financial Services - 0.5%
Acacia Research Corp. (a)(b)(c)	2,561,036	11,063,676
Acacia Research Corp. rights 3/1/23 (c)	640,258	6
Banco Latinoamericano de Comercio Exterior SA Series E	75,700	1,385,310
Cannae Holdings, Inc. (a)	591,291	13,351,351
Jackson Financial, Inc.	48,990	2,223,166
Voya Financial, Inc. (b)	158,290	11,791,022
		39,814,531
Insurance - 3.0%
Allstate Corp.	12,440	1,602,023
American Equity Investment Life Holding Co.	125,067	5,209,041
American Financial Group, Inc.	109,587	14,696,713
Assurant, Inc.	19,527	2,487,545
Assured Guaranty Ltd.	42,901	2,677,451
Axis Capital Holdings Ltd.	249,771	15,166,095
Brown & Brown, Inc.	151,617	8,501,165
BRP Group, Inc. (a)	50,500	1,451,370
CNA Financial Corp. (b)	156,400	6,847,192
CNO Financial Group, Inc. (b)	339,200	8,690,304
Crawford & Co. Class B	124,426	686,832
Erie Indemnity Co. Class A	18,388	4,328,351
Everest Re Group Ltd.	55,259	21,217,798
First American Financial Corp.	70,000	3,974,600
Genworth Financial, Inc. Class A (a)	1,903,678	11,859,914
Hanover Insurance Group, Inc.	67,305	9,387,701
HCI Group, Inc. (b)	27,452	1,441,230
Kemper Corp.	138,120	8,508,192
Kinsale Capital Group, Inc. (b)	59,435	18,941,935
Lincoln National Corp.	90,600	2,873,832
Old Republic International Corp.	209,200	5,516,604
Primerica, Inc.	13,800	2,648,772
Reinsurance Group of America, Inc.	80,660	11,652,950
RenaissanceRe Holdings Ltd.	29,739	6,390,911
RLI Corp. (b)	102,230	14,098,539
Selective Insurance Group, Inc.	69,868	7,093,698
Trupanion, Inc. (a)(b)	36,345	2,158,166
Universal Insurance Holdings, Inc.	101,536	1,962,691
Unum Group	121,200	5,399,460
W.R. Berkley Corp.	33,904	2,244,106
White Mountains Insurance Group Ltd. (b)	13,953	20,142,132
Willis Towers Watson PLC	36,262	8,498,362
		238,355,675
Mortgage Real Estate Investment Trusts - 0.0%
Annaly Capital Management, Inc.	103,550	2,141,414
Redwood Trust, Inc. (b)	266,700	2,029,587
Rithm Capital Corp.	110,000	1,001,000
		5,172,001
Thrifts & Mortgage Finance - 0.4%
Essent Group Ltd.	150,682	6,471,792
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	42,561	6,037,703
MGIC Investment Corp.	261,047	3,592,007
NMI Holdings, Inc. (a)	178,106	4,156,994
Radian Group, Inc.	373,403	7,972,154
Walker & Dunlop, Inc.	48,068	4,192,972
		32,423,622
TOTAL FINANCIALS		916,987,923
HEALTH CARE - 10.2%
Biotechnology - 1.4%
Agios Pharmaceuticals, Inc. (a)(b)	142,165	3,598,196
Anika Therapeutics, Inc. (a)	116,937	3,706,903
Arcus Biosciences, Inc. (a)	48,822	889,049
Arrowhead Pharmaceuticals, Inc. (a)	46,404	1,498,849
Ascendis Pharma A/S sponsored ADR (a)(b)	11,539	1,281,868
Blueprint Medicines Corp. (a)	76,336	3,234,356
C4 Therapeutics, Inc. (a)(b)	527,861	2,781,827
CareDx, Inc. (a)	376,032	6,324,858
Celldex Therapeutics, Inc. (a)	20,120	860,935
Coherus BioSciences, Inc. (a)	131,110	887,615
Crinetics Pharmaceuticals, Inc. (a)	211,511	4,154,076
Cytokinetics, Inc. (a)(b)	46,100	1,998,896
Day One Biopharmaceuticals, Inc. (a)	82,900	1,527,018
Exelixis, Inc. (a)	152,600	2,606,408
Halozyme Therapeutics, Inc. (a)	187,997	9,021,976
Incyte Corp. (a)	30,300	2,332,494
Insmed, Inc. (a)	213,061	4,342,183
Intellia Therapeutics, Inc. (a)	34,739	1,395,466
Ironwood Pharmaceuticals, Inc. Class A (a)	588,100	6,627,887
Iveric Bio, Inc. (a)	83,161	1,728,086
Karuna Therapeutics, Inc. (a)	10,899	2,173,479
Legend Biotech Corp. ADR (a)	115,744	5,345,058
Natera, Inc. (a)	34,070	1,654,099
Neurocrine Biosciences, Inc. (a)	53,531	5,519,046
Oyster Point Pharma, Inc. rights (a)(d)	203,167	2
PureTech Health PLC (a)	677,766	1,850,619
RAPT Therapeutics, Inc. (a)	46,900	1,381,205
Relay Therapeutics, Inc. (a)(b)	185,133	2,989,898
Repligen Corp. (a)	32,058	5,589,953
Sarepta Therapeutics, Inc. (a)(b)	39,560	4,831,463
SpringWorks Therapeutics, Inc. (a)(b)	155,421	4,957,930
Ultragenyx Pharmaceutical, Inc. (a)	33,970	1,511,325
United Therapeutics Corp. (a)	51,455	12,659,988
Veracyte, Inc. (a)	177,538	4,369,210
Vir Biotechnology, Inc. (a)	54,039	1,232,089
		116,864,310
Health Care Equipment & Supplies - 2.9%
Abiomed, Inc. (d)	14,700	14,994
Align Technology, Inc. (a)	12,942	4,005,549
Atricure, Inc. (a)	76,134	2,931,159
Atrion Corp. (b)	1,105	627,640
AxoGen, Inc. (a)	738,267	6,090,703
Axonics Modulation Technologies, Inc. (a)	46,900	2,818,221
Bausch + Lomb Corp. (a)(b)	778,241	13,572,523
Cutera, Inc. (a)(b)	48,600	1,576,098
Enovis Corp. (a)	36,101	2,080,140
Envista Holdings Corp. (a)	487,355	18,841,144
Globus Medical, Inc. (a)	164,968	9,624,233
Haemonetics Corp. (a)	55,958	4,351,854
ICU Medical, Inc. (a)(b)	72,509	12,372,936
Inari Medical, Inc. (a)	47,480	2,671,225
Insulet Corp. (a)	9,527	2,632,882
Integra LifeSciences Holdings Corp. (a)	264,521	14,712,658
iRhythm Technologies, Inc. (a)	25,225	2,968,478
Lantheus Holdings, Inc. (a)	98,319	7,271,673
LeMaitre Vascular, Inc. (b)	14,153	709,207
Merit Medical Systems, Inc. (a)	217,113	15,323,836
Neogen Corp. (a)	175,709	3,108,292
Nevro Corp. (a)	107,763	3,388,069
Omnicell, Inc. (a)	84,489	4,599,581
QuidelOrtho Corp. (a)(b)	497,410	43,244,825
Silk Road Medical, Inc. (a)	56,420	2,989,696
STERIS PLC	158,634	29,827,951
Tandem Diabetes Care, Inc. (a)	31,400	1,126,004
Teleflex, Inc.	22,534	5,368,275
The Cooper Companies, Inc.	38,843	12,700,496
Utah Medical Products, Inc.	2,783	255,424
		231,805,766
Health Care Providers & Services - 3.0%
Acadia Healthcare Co., Inc. (a)	182,934	13,264,544
agilon health, Inc. (a)(b)	88,400	1,874,964
Amedisys, Inc. (a)	47,437	4,361,832
AMN Healthcare Services, Inc. (a)	72,999	6,570,640
Castle Biosciences, Inc. (a)	218,071	5,491,028
Chemed Corp.	45,052	23,498,222
Corvel Corp. (a)	7,503	1,352,641
DaVita HealthCare Partners, Inc. (a)	47,900	3,940,254
dentalcorp Holdings Ltd. (a)	2,458,915	17,317,826
DocGo, Inc. Class A (a)(b)	1,013,331	9,271,979
Encompass Health Corp.	301,390	17,034,563
Guardant Health, Inc. (a)	122,385	3,780,473
HealthEquity, Inc. (a)	357,804	23,318,087
Henry Schein, Inc. (a)	492,897	38,598,764
Molina Healthcare, Inc. (a)	58,874	16,209,778
National Research Corp. Class A (b)	11,465	517,759
Patterson Companies, Inc.	141,670	3,757,088
Pediatrix Medical Group, Inc. (a)	785,267	12,360,103
Premier, Inc.	338,425	10,893,901
Quest Diagnostics, Inc.	26,400	3,652,704
R1 Rcm, Inc. (a)	373,631	5,305,560
Select Medical Holdings Corp.	100,600	2,735,314
U.S. Physical Therapy, Inc. (b)	9,529	965,574
Universal Health Services, Inc. Class B	98,627	13,173,608
		239,247,206
Health Care Technology - 0.4%
Certara, Inc. (a)	851,389	15,427,169
Definitive Healthcare Corp. (a)(b)	402,270	4,593,923
Doximity, Inc. (a)(b)	209,523	7,046,258
iCAD, Inc. (a)	484,964	1,285,155
Simulations Plus, Inc. (b)	11,564	439,895
		28,792,400
Life Sciences Tools & Services - 1.6%
Avantor, Inc. (a)(b)	183,902	4,481,692
Azenta, Inc. (a)	147,061	6,454,507
Bio-Rad Laboratories, Inc. Class A (a)	35,937	17,172,136
Bio-Techne Corp.	68,838	5,000,392
Bruker Corp.	115,012	7,926,627
CryoPort, Inc. (a)(b)	88,242	1,911,322
Harvard Bioscience, Inc. (a)(b)	514,156	1,455,061
ICON PLC (a)	62,248	14,045,016
Maravai LifeSciences Holdings, Inc. (a)	56,007	826,103
Medpace Holdings, Inc. (a)	51,819	10,046,668
Quanterix Corp. (a)	299,582	3,295,402
Sotera Health Co. (a)(b)	721,034	12,034,057
Stevanato Group SpA (b)	75,193	1,635,448
Syneos Health, Inc. (a)	358,819	14,431,700
West Pharmaceutical Services, Inc. (b)	76,224	24,165,295
		124,881,426
Pharmaceuticals - 0.9%
Amphastar Pharmaceuticals, Inc. (a)	139,475	4,443,674
Arvinas Holding Co. LLC (a)	152,572	4,676,332
Avadel Pharmaceuticals PLC sponsored ADR (a)	126,718	1,260,844
Catalent, Inc. (a)	464,022	31,655,581
Harmony Biosciences Holdings, Inc. (a)	23,639	1,040,825
Harrow Health, Inc. (a)(b)	502,753	9,009,334
Innoviva, Inc. (a)	52,406	632,540
Intra-Cellular Therapies, Inc. (a)	137,525	6,742,851
Jazz Pharmaceuticals PLC (a)	58,800	8,255,520
Organon & Co. (b)	206,782	5,064,091
Phathom Pharmaceuticals, Inc. (a)(b)	229,213	1,962,063
Ventyx Biosciences, Inc. (a)	13,000	562,250
		75,305,905
TOTAL HEALTH CARE		816,897,013
INDUSTRIALS - 17.5%
Aerospace & Defense - 1.0%
Axon Enterprise, Inc. (a)	25,576	5,123,129
Curtiss-Wright Corp.	49,317	8,620,118
HEICO Corp. Class A	22,400	2,915,360
Hexcel Corp. (b)	52,151	3,804,415
Howmet Aerospace, Inc.	94,303	3,977,701
Huntington Ingalls Industries, Inc.	16,137	3,472,682
Moog, Inc. Class A	48,900	4,822,518
Rheinmetall AG ADR (b)	200,216	10,187,991
Rocket Lab U.S.A., Inc. Class A (a)(b)	586,094	2,637,423
Spirit AeroSystems Holdings, Inc. Class A	224,620	7,677,512
Textron, Inc.	85,391	6,193,409
Thales SA ADR (b)	56,720	1,582,488
V2X, Inc. (a)	82,470	3,824,134
Woodward, Inc.	115,138	11,398,662
		76,237,542
Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc. (a)	688,718	14,414,868
Forward Air Corp.	129,391	13,354,445
Hub Group, Inc. Class A (a)	40,464	3,711,763
		31,481,076
Airlines - 0.3%
Alaska Air Group, Inc. (a)(b)	398,164	19,044,184
JetBlue Airways Corp. (a)	168,500	1,398,550
United Airlines Holdings, Inc. (a)	41,900	2,177,124
		22,619,858
Building Products - 1.4%
A.O. Smith Corp.	104,458	6,855,579
Apogee Enterprises, Inc. (b)	70,192	3,211,986
Armstrong World Industries, Inc.	150,072	11,833,177
Carlisle Companies, Inc.	44,714	11,546,049
Fortune Brands Home & Security, Inc.	202,850	12,566,558
Gibraltar Industries, Inc. (a)	79,861	4,265,376
Griffon Corp.	73,377	2,676,059
Hayward Holdings, Inc. (a)(b)	674,900	8,308,019
Lennox International, Inc.	38,649	9,848,925
Masonite International Corp. (a)	102,506	9,102,533
Owens Corning	83,500	8,165,465
Resideo Technologies, Inc. (a)	109,050	1,999,977
Simpson Manufacturing Co. Ltd.	83,175	8,971,256
Tecnoglass, Inc.	318,458	11,690,593
Trex Co., Inc. (a)	89,650	4,583,805
		115,625,357
Commercial Services & Supplies - 2.4%
ABM Industries, Inc.	98,499	4,768,337
ACCO Brands Corp.	96,400	546,588
ACV Auctions, Inc. Class A (a)	1,746,698	21,379,584
Brady Corp. Class A	37,960	2,093,874
Charah Solutions, Inc. (a)(b)	95,636	540,343
Cimpress PLC (a)	135,167	4,747,065
Clean Harbors, Inc. (a)	7,912	1,044,938
CoreCivic, Inc. (a)	1,280,762	12,436,199
Deluxe Corp.	56,100	1,034,484
Driven Brands Holdings, Inc. (a)	527,845	14,766,464
Ennis, Inc.	20,968	456,054
Heritage-Crystal Clean, Inc. (a)	277,880	9,998,122
IAA, Inc. (a)	147,528	6,035,370
Matthews International Corp. Class A (b)	160,097	6,109,302
MSA Safety, Inc.	96,386	12,949,459
Ritchie Bros. Auctioneers, Inc. (b)	523,429	32,018,152
Rollins, Inc.	188,164	6,623,373
Stericycle, Inc. (a)	188,099	8,968,560
Tetra Tech, Inc.	71,874	9,838,832
The Brink's Co.	135,394	8,834,459
UniFirst Corp.	77,839	15,266,563
Viad Corp. (a)	94,138	2,420,288
Waste Connections, Inc. (United States)	89,474	11,982,358
		194,858,768
Construction & Engineering - 1.0%
Arcosa, Inc.	138,680	8,404,008
Argan, Inc.	155,924	6,059,207
Comfort Systems U.S.A., Inc.	33,102	4,814,355
Dycom Industries, Inc. (a)	104,387	8,790,429
EMCOR Group, Inc.	93,828	15,689,918
Fluor Corp. (a)	227,130	8,328,857
Granite Construction, Inc.	69,560	3,004,992
MDU Resources Group, Inc.	235,754	7,508,765
MYR Group, Inc. (a)	12,444	1,500,871
Willscot Mobile Mini Holdings (a)	386,413	19,861,628
		83,963,030
Electrical Equipment - 1.9%
Acuity Brands, Inc.	65,003	12,607,982
AMETEK, Inc.	17,765	2,514,813
Atkore, Inc. (a)	290,054	42,353,685
Babcock & Wilcox Enterprises, Inc. (a)	210,644	1,367,080
EnerSys	24,867	2,255,188
Generac Holdings, Inc. (a)	122,043	14,646,380
Hubbell, Inc. Class B (b)	43,642	10,977,709
Nextracker, Inc. Class A	79,068	2,406,830
nVent Electric PLC	124,028	5,685,444
Regal Rexnord Corp.	88,370	13,930,647
Sensata Technologies, Inc. PLC	538,508	27,237,735
Shoals Technologies Group, Inc. (a)	126,479	3,103,795
Tritium DCFC Ltd. (a)	943,175	1,697,715
Vertiv Holdings Co.	576,703	9,371,424
		150,156,427
Machinery - 3.8%
AGCO Corp.	130,377	18,358,385
Albany International Corp. Class A	16,792	1,694,649
Allison Transmission Holdings, Inc.	334,721	15,899,248
Altra Industrial Motion Corp.	32,205	1,981,574
Barnes Group, Inc.	41,075	1,730,901
Chart Industries, Inc. (a)(b)	7,100	947,850
Crane Holdings Co.	118,308	14,170,932
Donaldson Co., Inc.	100,453	6,353,652
Douglas Dynamics, Inc.	167,235	6,236,193
ESAB Corp.	98,737	5,790,925
Flowserve Corp.	74,500	2,584,405
Gorman-Rupp Co.	17,397	484,680
Graco, Inc.	212,303	14,763,551
Hillenbrand, Inc.	152,598	7,193,470
Hillman Solutions Corp. Class A (a)	807,159	7,175,644
IDEX Corp.	80,974	18,217,531
Ingersoll Rand, Inc.	186,779	10,846,257
ITT, Inc.	78,067	7,095,510
John Bean Technologies Corp.	118,147	13,101,321
Kadant, Inc.	9,480	2,034,977
Lincoln Electric Holdings, Inc.	126,401	21,226,520
Markforged Holding Corp. (a)	948,329	1,261,278
Middleby Corp. (a)	47,273	7,350,479
Mueller Industries, Inc.	104,087	7,699,315
Nordson Corp.	86,199	18,932,748
Omega Flex, Inc. (b)	2,459	286,178
Oshkosh Corp.	59,831	5,336,327
RBC Bearings, Inc. (a)(b)	80,289	18,451,215
Snap-On, Inc.	65,608	16,315,397
Tennant Co.	130,175	9,218,994
Terex Corp.	76,966	4,557,157
Timken Co.	133,858	11,438,166
Titan International, Inc. (a)	109,800	1,362,618
Toro Co.	157,786	17,425,886
Velo3D, Inc. (a)(b)	420,262	1,332,231
Watts Water Technologies, Inc. Class A	22,200	3,890,106
		302,746,270
Marine - 0.4%
Genco Shipping & Trading Ltd. (b)	19,400	369,570
Kirby Corp. (a)	139,947	10,150,356
Matson, Inc.	206,440	13,730,324
Navios Maritime Partners LP (b)	102,819	2,764,803
Star Bulk Carriers Corp. (b)	316,300	7,752,513
		34,767,566
Professional Services - 2.6%
Alight, Inc. Class A (a)	5,335,988	51,225,485
ASGN, Inc. (a)	63,763	5,662,154
Barrett Business Services, Inc.	5,757	552,557
Booz Allen Hamilton Holding Corp. Class A	45,146	4,276,681
CACI International, Inc. Class A (a)	53,189	15,584,377
CBIZ, Inc. (a)	394,740	19,772,527
Dun & Bradstreet Holdings, Inc.	561,782	6,747,002
Exponent, Inc.	41,562	4,276,730
First Advantage Corp. (a)(b)	550,956	7,994,372
Franklin Covey Co. (a)	9,795	459,092
FTI Consulting, Inc. (a)(b)	96,669	17,759,062
Heidrick & Struggles International, Inc.	68,523	2,352,395
Insperity, Inc.	26,398	3,275,728
Kforce, Inc.	16,199	1,012,276
Korn Ferry	150,498	8,411,333
Leidos Holdings, Inc.	12,988	1,260,745
Manpower, Inc.	56,200	4,770,256
Marlowe PLC (a)	1,873,683	10,818,046
Robert Half International, Inc.	174,505	14,068,593
Science Applications International Corp.	97,977	10,448,267
TransUnion Holding Co., Inc.	184,590	12,077,724
TriNet Group, Inc. (a)(b)	103,386	8,567,598
		211,373,000
Road & Rail - 1.0%
ArcBest Corp.	64,002	6,156,992
Daseke, Inc. (a)	378,481	3,084,620
Heartland Express, Inc. (b)	187,523	3,024,746
Knight-Swift Transportation Holdings, Inc. Class A	410,788	23,349,190
Landstar System, Inc.	104,476	18,888,216
Ryder System, Inc.	42,000	4,112,220
Saia, Inc. (a)	16,266	4,405,971
TFI International, Inc.	33,379	4,073,573
Werner Enterprises, Inc.	37,940	1,762,313
XPO, Inc. (a)	333,599	11,128,863
		79,986,704
Trading Companies & Distributors - 1.3%
Air Lease Corp. Class A	45,700	1,977,896
Alta Equipment Group, Inc.	217,823	4,097,251
BlueLinx Corp. (a)	91,168	7,693,668
Boise Cascade Co.	30,292	2,093,480
Custom Truck One Source, Inc. Class A (a)(b)	613,974	4,445,172
EVI Industries, Inc. (a)(b)	309,575	6,253,415
H&E Equipment Services, Inc.	51,396	2,852,478
Herc Holdings, Inc.	62,030	8,906,888
MSC Industrial Direct Co., Inc. Class A	64,533	5,454,329
NOW, Inc. (a)	182,650	2,347,053
SiteOne Landscape Supply, Inc. (a)(b)	88,497	13,127,645
Titan Machinery, Inc. (a)	36,707	1,680,814
Triton International Ltd. (b)	101,300	6,983,622
Univar Solutions, Inc. (a)	232,304	8,072,564
Watsco, Inc. (b)	26,999	8,226,865
WESCO International, Inc.	101,807	16,857,203
		101,070,343
TOTAL INDUSTRIALS		1,404,885,941
INFORMATION TECHNOLOGY - 13.5%
Communications Equipment - 0.5%
Ciena Corp. (a)	95,616	4,610,604
Clearfield, Inc. (a)(b)	78,849	4,943,044
CommScope Holding Co., Inc. (a)	593,477	4,296,773
Digi International, Inc. (a)	19,391	647,078
EMCORE Corp. (a)	1,130,892	1,622,830
Extreme Networks, Inc. (a)	379,762	7,109,145
F5, Inc. (a)	10,773	1,540,324
Juniper Networks, Inc.	357,915	11,016,624
Lantronix, Inc. (a)(b)	506,460	2,608,269
Lumentum Holdings, Inc. (a)	87,570	4,712,142
NetScout Systems, Inc. (a)	55,222	1,570,514
		44,677,347
Electronic Equipment & Components - 2.8%
Arrow Electronics, Inc. (a)	88,907	10,490,137
Avnet, Inc.	310,483	13,881,695
Badger Meter, Inc. (b)	23,797	2,894,191
Bel Fuse, Inc. Class B (non-vtg.)	247,393	8,787,399
Belden, Inc.	206,731	17,443,962
Cognex Corp.	518,945	24,608,372
CTS Corp.	23,777	1,029,782
ePlus, Inc. (a)	164,018	8,884,855
Fabrinet (a)	29,908	3,644,888
Flex Ltd. (a)	556,952	12,676,228
Identiv, Inc. (a)	769,113	5,399,173
Insight Enterprises, Inc. (a)	43,247	5,791,638
IPG Photonics Corp. (a)	26,942	3,320,332
Jabil, Inc.	137,909	11,450,584
Littelfuse, Inc.	14,366	3,716,915
Methode Electronics, Inc. Class A	30,300	1,476,519
Napco Security Technologies, Inc. (a)	22,260	703,416
Novanta, Inc. (a)	30,349	4,762,062
Par Technology Corp. (a)(b)	182,519	6,233,024
Powerfleet, Inc. (a)	1,588,444	4,415,874
Richardson Electronics Ltd.	211,192	4,430,808
Sanmina Corp. (a)	112,822	6,821,218
ScanSource, Inc. (a)	54,100	1,686,838
TD SYNNEX Corp.	227,179	21,927,317
Trimble, Inc. (a)	386,963	20,145,294
TTM Technologies, Inc. (a)	142,900	1,899,141
Vishay Intertechnology, Inc.	130,300	2,766,269
Vontier Corp.	287,858	7,533,244
Zebra Technologies Corp. Class A (a)	19,009	5,707,452
		224,528,627
IT Services - 2.7%
Amdocs Ltd.	122,476	11,220,026
Broadridge Financial Solutions, Inc.	61,659	8,680,354
Cass Information Systems, Inc. (b)	9,873	477,360
Concentrix Corp.	33,381	4,567,856
CSG Systems International, Inc.	23,897	1,343,011
Digitalocean Holdings, Inc. (a)(b)	34,765	1,111,785
DXC Technology Co. (a)	123,247	3,418,872
Euronet Worldwide, Inc. (a)	137,247	14,939,336
EVERTEC, Inc. (b)	210,614	7,752,701
ExlService Holdings, Inc. (a)	24,552	4,039,050
Fastly, Inc. Class A (a)	167,998	2,333,492
FleetCor Technologies, Inc. (a)	17,406	3,738,635
Flywire Corp. (a)	137,157	3,391,893
Genpact Ltd.	307,040	14,655,019
Globant SA (a)	45,728	7,548,778
GoDaddy, Inc. (a)	20,900	1,582,339
Hackett Group, Inc. (b)	22,130	412,503
i3 Verticals, Inc. Class A (a)	315,440	7,762,978
International Money Express, Inc. (a)	241,249	6,163,912
Jack Henry & Associates, Inc.	59,975	9,850,294
MongoDB, Inc. Class A (a)	9,700	2,032,344
Okta, Inc. (a)	167,801	11,962,533
Payoneer Global, Inc. (a)	605,159	3,509,922
Repay Holdings Corp. (a)	954,097	8,090,743
Shift4 Payments, Inc. (a)	63,596	4,101,942
SS&C Technologies Holdings, Inc.	357,119	20,962,885
The Western Union Co. (b)	468,352	6,069,842
Twilio, Inc. Class A (a)	178,655	12,007,403
Verra Mobility Corp. (a)	123,797	2,133,022
WEX, Inc. (a)	168,005	32,393,044
		218,253,874
Semiconductors & Semiconductor Equipment - 2.1%
ACM Research, Inc.	182,447	1,893,800
Allegro MicroSystems LLC (a)	240,144	10,489,490
Amkor Technology, Inc.	369,512	9,518,629
AXT, Inc. (a)	301,829	1,318,993
Cirrus Logic, Inc. (a)	12,900	1,325,475
Diodes, Inc. (a)	39,000	3,575,910
Entegris, Inc. (b)	193,122	16,459,788
FormFactor, Inc. (a)	186,265	5,606,577
GlobalFoundries, Inc. (a)(b)	155,212	10,141,552
Kulicke & Soffa Industries, Inc. (b)	204,001	10,873,253
Lattice Semiconductor Corp. (a)	166,691	14,162,067
MACOM Technology Solutions Holdings, Inc. (a)	119,092	8,162,566
Monolithic Power Systems, Inc. (b)	4,437	2,148,795
NVE Corp.	3,702	281,278
onsemi (a)	121,160	9,378,996
Photronics, Inc. (a)	50,032	881,564
Power Integrations, Inc.	248,138	20,409,351
Qorvo, Inc. (a)	22,400	2,259,936
Semtech Corp. (a)	51,619	1,590,381
Silicon Laboratories, Inc. (a)	26,855	4,794,423
Skyworks Solutions, Inc.	17,237	1,923,132
SMART Global Holdings, Inc. (a)	147,569	2,464,402
SolarEdge Technologies, Inc. (a)(b)	4,400	1,398,848
Synaptics, Inc. (a)	74,465	8,757,829
Teradyne, Inc.	76,743	7,761,787
Universal Display Corp.	65,524	8,901,435
		166,480,257
Software - 4.8%
8x8, Inc. (a)(b)	1,062,450	5,652,234
ACI Worldwide, Inc. (a)	526,116	13,600,099
Adobe, Inc. (a)	13,165	4,264,802
American Software, Inc. Class A	29,588	400,622
AppLovin Corp. (a)	230,659	3,113,897
Black Knight, Inc. (a)	286,402	17,069,559
Blackbaud, Inc. (a)	31,400	1,748,666
Box, Inc. Class A (a)	77,031	2,568,984
Ceridian HCM Holding, Inc. (a)	27,800	2,027,454
Check Point Software Technologies Ltd. (a)	51,500	6,371,580
Clearwater Analytics Holdings, Inc. (a)(b)	446,015	7,675,918
CommVault Systems, Inc. (a)	119,280	7,023,206
Consensus Cloud Solutions, Inc. (a)	246,697	10,124,445
Couchbase, Inc. (a)	519,529	8,447,542
CyberArk Software Ltd. (a)	45,894	6,644,074
Descartes Systems Group, Inc. (a)	71,695	5,282,488
Digital Turbine, Inc. (a)	342,997	3,683,788
Dolby Laboratories, Inc. Class A	50,079	4,120,500
Domo, Inc. Class B (a)	140,570	2,160,561
Dropbox, Inc. Class A (a)	223,829	4,566,112
Dynatrace, Inc. (a)	291,857	12,412,678
E2open Parent Holdings, Inc. (a)(b)	254,217	1,576,145
Elastic NV (a)	35,600	2,101,112
Five9, Inc. (a)	106,114	7,003,524
Freshworks, Inc. (a)(b)	183,372	2,739,578
Gen Digital, Inc.	570,480	11,130,065
Guidewire Software, Inc. (a)	117,818	8,272,002
HubSpot, Inc. (a)	40,372	15,618,312
InterDigital, Inc. (b)	59,191	4,320,351
Manhattan Associates, Inc. (a)	223,683	32,154,431
Momentive Global, Inc. (a)	1,663,950	11,481,255
Monday.com Ltd. (a)(b)	90,806	14,049,504
N-able, Inc. (a)	748,972	8,867,828
nCino, Inc. (a)(b)	263,735	7,186,779
NCR Corp. (a)(b)	361,298	9,223,938
Oracle Corp.	50,066	4,375,768
Paycor HCM, Inc. (a)(b)	172,517	4,273,246
Paylocity Holding Corp. (a)	79,062	15,228,132
Porch Group, Inc. Class A (a)(b)	2,455,781	6,139,453
PTC, Inc. (a)	59,454	7,451,370
Q2 Holdings, Inc. (a)	199,101	6,426,980
Qualtrics International, Inc. (a)	665,269	11,256,351
Qualys, Inc. (a)	28,386	3,353,806
Rapid7, Inc. (a)	61,927	2,929,147
Rimini Street, Inc. (a)	252,847	1,082,185
ServiceNow, Inc. (a)	2,929	1,265,826
Similarweb Ltd. (a)(b)	1,135,227	7,469,794
Smartsheet, Inc. (a)	291,390	12,826,988
SolarWinds, Inc. (a)	34,437	293,403
Splunk, Inc. (a)	1,570	160,925
Sumo Logic, Inc. (a)	214,001	2,540,192
Tenable Holdings, Inc. (a)	156,079	6,903,374
Tyler Technologies, Inc. (a)	44,722	14,366,943
WalkMe Ltd. (a)	352,058	3,467,771
Workday, Inc. Class A (a)	20,251	3,755,953
Workiva, Inc. (a)	19,500	1,739,400
		381,991,040
Technology Hardware, Storage & Peripherals - 0.6%
Avid Technology, Inc. (a)	370,274	10,760,162
Immersion Corp. (b)	538,844	4,122,157
NetApp, Inc.	50,498	3,259,646
Seagate Technology Holdings PLC (b)	63,100	4,073,736
Super Micro Computer, Inc. (a)	215,431	21,105,775
Western Digital Corp. (a)	19,200	738,816
Xerox Holdings Corp.	164,200	2,707,658
		46,767,950
TOTAL INFORMATION TECHNOLOGY		1,082,699,095
MATERIALS - 4.4%
Chemicals - 1.8%
Albemarle Corp.	18,682	4,751,019
Ashland, Inc.	49,715	5,059,993
Aspen Aerogels, Inc. (a)	156,678	1,699,956
Avient Corp.	153,221	6,685,032
Axalta Coating Systems Ltd. (a)	646,274	19,258,965
Cabot Corp.	79,197	6,298,537
Celanese Corp. Class A	15,500	1,801,565
CF Industries Holdings, Inc.	18,918	1,624,867
Chase Corp.	5,709	559,139
Eastman Chemical Co.	31,600	2,692,320
Ecovyst, Inc. (a)	399,827	4,014,263
FMC Corp.	56,021	7,235,112
Huntsman Corp.	421,710	12,372,971
Ingevity Corp. (a)	59,488	4,911,329
Innospec, Inc.	34,550	3,781,843
Koppers Holdings, Inc. (b)	78,800	2,828,132
LSB Industries, Inc. (a)	165,327	2,246,794
Mativ, Inc.	135,504	3,510,909
Minerals Technologies, Inc.	26,504	1,610,118
Olin Corp.	162,168	9,365,202
Perimeter Solutions SA (a)(b)	662,978	5,675,092
RPM International, Inc.	56,540	5,011,140
Sensient Technologies Corp. (b)	32,278	2,433,438
The Chemours Co. LLC	165,200	5,646,536
The Mosaic Co.	81,800	4,350,942
Trinseo PLC (b)	37,300	864,614
Tronox Holdings PLC (b)	232,164	3,621,758
Valvoline, Inc.	487,594	17,163,309
		147,074,895
Construction Materials - 0.1%
Eagle Materials, Inc.	45,193	6,341,482
Containers & Packaging - 1.7%
Aptargroup, Inc.	189,844	22,158,592
Berry Global Group, Inc.	702,675	43,636,118
CCL Industries, Inc. Class B (b)	372,900	17,935,820
Crown Holdings, Inc.	114,128	9,873,213
Graphic Packaging Holding Co.	830,517	19,766,305
Greif, Inc. Class A	107,700	7,652,085
O-I Glass, Inc. (a)	138,600	3,079,692
Ranpak Holdings Corp. (A Shares) (a)	752,533	4,740,958
Silgan Holdings, Inc.	65,807	3,514,094
TriMas Corp.	87,199	2,615,098
WestRock Co.	91,500	2,873,100
		137,845,075
Metals & Mining - 0.8%
Alcoa Corp.	29,000	1,419,260
ATI, Inc. (a)(b)	233,560	9,494,214
Commercial Metals Co.	28,800	1,490,400
Materion Corp.	15,668	1,749,802
Reliance Steel & Aluminum Co.	80,121	19,857,189
Steel Dynamics, Inc. (b)	205,845	25,959,113
		59,969,978
Paper & Forest Products - 0.0%
Sylvamo Corp.	26,922	1,328,062
West Fraser Timber Co. Ltd. (b)	31,323	2,351,104
		3,679,166
TOTAL MATERIALS		354,910,596
REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 2.4%
Alexanders, Inc.	1,743	381,560
American Assets Trust, Inc.	48,500	1,223,655
American Homes 4 Rent Class A	65,300	2,025,606
Americold Realty Trust	100,694	2,960,404
Apartment Income (REIT) Corp.	182,466	6,897,215
Apartment Investment & Management Co. Class A	123,832	928,740
Apple Hospitality (REIT), Inc.	322,200	5,319,522
Brandywine Realty Trust (SBI)	307,700	1,812,353
Brixmor Property Group, Inc.	140,900	3,189,976
Broadstone Net Lease, Inc.	330,070	5,858,743
Camden Property Trust (SBI)	65,223	7,484,991
City Office REIT, Inc.	261,000	2,208,060
CorEnergy Infrastructure Trust, Inc. (b)	84,100	132,037
Cousins Properties, Inc. (b)	255,542	6,258,224
CubeSmart	467,068	21,947,525
EastGroup Properties, Inc.	107,731	17,589,240
EPR Properties	46,300	1,890,892
Equity Commonwealth	350,318	7,437,251
Essex Property Trust, Inc.	12,091	2,757,473
Franklin Street Properties Corp.	275,093	665,725
Gaming & Leisure Properties	49,300	2,656,284
Global Net Lease, Inc.	190,184	2,685,398
Highwoods Properties, Inc. (SBI)	77,902	2,064,403
Hudson Pacific Properties, Inc.	109,083	1,006,836
Industrial Logistics Properties Trust	121,900	499,790
LXP Industrial Trust (REIT)	261,500	2,727,445
Medical Properties Trust, Inc. (b)	218,700	2,252,610
Mid-America Apartment Communities, Inc.	65,337	10,460,454
National Retail Properties, Inc.	182,859	8,287,170
Office Properties Income Trust	132,285	2,174,765
Omega Healthcare Investors, Inc.	143,700	3,849,723
Outfront Media, Inc.	500,996	8,742,380
Physicians Realty Trust (b)	495,449	7,347,509
Piedmont Office Realty Trust, Inc. Class A	308,600	2,823,690
Plymouth Industrial REIT, Inc.	102,500	2,217,075
Ryman Hospitality Properties, Inc.	75,670	7,019,906
Sabra Health Care REIT, Inc.	267,400	3,184,734
Service Properties Trust	254,722	2,796,848
Spirit Realty Capital, Inc.	71,858	2,959,112
Stag Industrial, Inc.	180,635	6,076,561
Sun Communities, Inc.	35,027	5,013,765
Tanger Factory Outlet Centers, Inc.	158,900	3,001,621
Uniti Group, Inc.	315,720	1,733,303
Universal Health Realty Income Trust (SBI)	10,311	546,689
Urstadt Biddle Properties, Inc. Class A	139,752	2,417,710
		193,514,973
Real Estate Management & Development - 0.3%
Cushman & Wakefield PLC (a)(b)	776,629	10,049,579
Douglas Elliman, Inc.	30,015	126,663
Jones Lang LaSalle, Inc. (a)	7,664	1,337,061
Kennedy-Wilson Holdings, Inc.	136,548	2,281,717
Newmark Group, Inc.	623,628	5,001,497
		18,796,517
TOTAL REAL ESTATE		212,311,490
UTILITIES - 0.9%
Electric Utilities - 0.3%
Allete, Inc.	28,800	1,762,272
IDACORP, Inc.	152,630	15,781,942
NRG Energy, Inc.	184,000	6,033,360
OGE Energy Corp.	53,800	1,921,736
Pinnacle West Capital Corp.	38,729	2,853,553
		28,352,863
Gas Utilities - 0.3%
Atmos Energy Corp.	90,530	10,212,689
National Fuel Gas Co.	38,900	2,228,192
Southwest Gas Corp. (b)	154,638	9,743,740
UGI Corp.	78,300	2,915,109
		25,099,730
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.	64,184	1,584,061
Vistra Corp.	580,046	12,755,212
		14,339,273
Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	84,111	2,339,968
NorthWestern Energy Corp.	36,047	2,082,796
		4,422,764
TOTAL UTILITIES		72,214,630
TOTAL COMMON STOCKS (Cost $5,080,492,592)		6,358,350,266

Equity Funds - 18.8%
	Shares	Value ($)
Mid-Cap Blend Funds - 5.6%
Fidelity SAI Small-Mid Cap 500 Index Fund (e)	78,241,119	445,974,380
Sector Funds - 1.0%
Fidelity SAI Real Estate Index Fund (e)	11,589,841	81,244,783
Small Blend Funds - 3.1%
Fidelity Small Cap Discovery Fund (e)	49,454	1,236,850
Fidelity Small Cap Index Fund (e)	3,625,071	84,935,420
PIMCO StocksPLUS Small Fund Institutional Class	23,504,983	164,299,831
TOTAL SMALL BLEND FUNDS		250,472,101
Small Growth Funds - 9.1%
Fidelity Advisor Small Cap Growth Fund Class Z (a)(e)	17,294,980	447,939,948
T. Rowe Price Institutional Small-Cap Stock Fund	10,850,248	279,176,873
TOTAL SMALL GROWTH FUNDS		727,116,821
TOTAL EQUITY FUNDS (Cost $1,715,074,599)		1,504,808,085

Money Market Funds - 9.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (f)	3,636,338	3,637,066
Fidelity Securities Lending Cash Central Fund 4.63% (f)(g)	608,446,261	608,507,105
State Street Institutional U.S. Government Money Market Fund Premier Class 4.43% (h)	139,087,214	139,087,214
TOTAL MONEY MARKET FUNDS (Cost $751,231,385)		751,231,385

TOTAL INVESTMENT IN SECURITIES - 107.5% (Cost $7,546,798,576)	8,614,389,736
NET OTHER ASSETS (LIABILITIES) - (7.5)%	(603,607,334)
NET ASSETS - 100.0%	8,010,782,402

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	13	Mar 2023	1,234,415	(9,109)	(9,109)
CME E-mini S&P MidCap 400 Index Contracts (United States)	2	Mar 2023	520,640	33,612	33,612

TOTAL FUTURES CONTRACTS					24,503
The notional amount of futures purchased as a percentage of Net Assets is 0.0%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)	Level 3 security
(e)	Affiliated Fund
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
(h)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	5,130,595	214,455,574	215,949,103	121,340	-	-	3,637,066	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	765,963,874	2,615,983,634	2,773,440,403	2,676,479	-	-	608,507,105	1.9%
Total	771,094,469	2,830,439,208	2,989,389,506	2,797,819	-	-	612,144,171

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Small Cap Growth Fund Class Z	487,996,936	-	5,523,613	-	(2,322,105)	(32,211,270)	447,939,948
Fidelity SAI Real Estate Index Fund	93,540,259	31,260,831	-	31,260,831	-	(43,556,307)	81,244,783
Fidelity SAI Small-Mid Cap 500 Index Fund	272,603,118	966,082,626	671,040,938	105,629,006	(112,575,462)	(9,094,964)	445,974,380
Fidelity Small Cap Discovery Fund	66,095,114	4,353,992	53,300,000	4,390,540	8,157,290	(24,069,546)	1,236,850
Fidelity Small Cap Index Fund	371,280,266	750,910,370	1,002,486,063	872,720	58,344,071	(93,113,224)	84,935,420
	1,291,515,693	1,752,607,819	1,732,350,614	142,153,097	(48,396,206)	(202,045,311)	1,061,331,381

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Acacia Research Corp.	6,831,571	3,377,965	116,787	-	(43,164)	1,014,091	11,063,676
Acacia Research Corp. rights 3/1/23	-	-	-	-	-	6	6
Total	6,831,571	3,377,965	116,787	-	(43,164)	1,014,097	11,063,682

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	146,767,160	146,767,160	-	-
Consumer Discretionary	856,899,769	856,899,769	-	-
Consumer Staples	261,395,718	261,395,718	-	-
Energy	232,380,931	232,380,931	-	-
Financials	916,987,923	916,987,917	6	-
Health Care	816,897,013	816,882,017	-	14,996
Industrials	1,404,885,941	1,404,885,941	-	-
Information Technology	1,082,699,095	1,082,699,095	-	-
Materials	354,910,596	354,910,596	-	-
Real Estate	212,311,490	212,311,490	-	-
Utilities	72,214,630	72,214,630	-	-

Equity Funds	1,504,808,085	1,504,808,085	-	-

Money Market Funds	751,231,385	751,231,385	-	-
Total Investments in Securities:	8,614,389,736	8,614,374,734	6	14,996
Derivative Instruments:

Assets
Futures Contracts	33,612	33,612	-	-
Total Assets	33,612	33,612	-	-

Liabilities
Futures Contracts	(9,109)	(9,109)	-	-
Total Liabilities	(9,109)	(9,109)	-	-
Total Derivative Instruments:	24,503	24,503	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	33,612	(9,109)
Total Equity Risk	33,612	(9,109)
Total Value of Derivatives	33,612	(9,109)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $593,223,322) - See accompanying schedule:
Unaffiliated issuers (cost $5,699,429,049)	$6,929,850,502
Fidelity Central Funds (cost $612,144,171)	612,144,171
Other affiliated issuers (cost $1,235,225,356)	1,072,395,063

Total Investment in Securities (cost $7,546,798,576)		$8,614,389,736
Segregated cash with brokers for derivative instruments		96,600
Cash		58,417
Foreign currency held at value (cost $173,322)		172,611
Receivable for investments sold		24,017,493
Receivable for fund shares sold		4,851,379
Dividends receivable		6,608,617
Interest receivable		513,810
Distributions receivable from Fidelity Central Funds		155,874
Other receivables		351,533
Total assets		8,651,216,070
Liabilities
Payable for investments purchased	$24,204,920
Payable for fund shares redeemed	5,020,726
Accrued management fee	2,162,167
Payable for daily variation margin on futures contracts	819
Other payables and accrued expenses	545,364
Collateral on securities loaned	608,499,672
Total Liabilities		640,433,668
Net Assets		$8,010,782,402
Net Assets consist of:
Paid in capital		$7,030,092,154
Total accumulated earnings (loss)		980,690,248
Net Assets		$8,010,782,402
Net Asset Value , offering price and redemption price per share ($8,010,782,402 ÷ 569,270,018 shares)		$14.07

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends:
Unaffiliated issuers		$89,885,057
Affiliated issuers		7,436,855
Interest		3,246,372
Income from Fidelity Central Funds (including $2,676,479 from security lending)		2,797,819
Total Income		103,366,103
Expenses
Management fee	$47,276,307
Custodian fees and expenses	174,230
Independent trustees' fees and expenses	54,566
Registration fees	75,358
Audit	82,167
Legal	29,959
Miscellaneous	135,694
Total expenses before reductions	47,828,281
Expense reductions	(20,616,075)
Total expenses after reductions		27,212,206
Net Investment income (loss)		76,153,897
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(12,219,089)
Affiliated issuers	(48,439,370)
Foreign currency transactions	(56,251)
Futures contracts	(85,959)
Capital gain distributions from underlying funds:
Unaffiliated issuers	46,242,287
Affiliated issuers	134,716,242
Total net realized gain (loss)		120,157,860
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(610,488,722)
Affiliated issuers	(201,031,214)
Assets and liabilities in foreign currencies	35,689
Futures contracts	9,875
Total change in net unrealized appreciation (depreciation)		(811,474,372)
Net gain (loss)		(691,316,512)
Net increase (decrease) in net assets resulting from operations		$(615,162,615)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$76,153,897	$91,740,715
Net realized gain (loss)	120,157,860	1,231,502,341
Change in net unrealized appreciation (depreciation)	(811,474,372)	(1,050,008,515)
Net increase (decrease) in net assets resulting from operations	(615,162,615)	273,234,541
Distributions to shareholders	(468,095,077)	(1,588,171,662)
Share transactions
Proceeds from sales of shares	1,519,191,608	2,795,392,205
Reinvestment of distributions	449,566,228	1,559,302,156
Cost of shares redeemed	(2,646,106,935)	(2,294,618,359)
Net increase (decrease) in net assets resulting from share transactions	(677,349,099)	2,060,076,002
Total increase (decrease) in net assets	(1,760,606,791)	745,138,881

Net Assets
Beginning of period	9,771,389,193	9,026,250,312
End of period	$8,010,782,402	$9,771,389,193

Other Information
Shares
Sold	109,890,523	156,832,175
Issued in reinvestment of distributions	31,691,128	89,520,194
Redeemed	(189,244,531)	(128,714,090)
Net increase (decrease)	(47,662,880)	117,638,279

Financial Highlights
Strategic Advisers® Small-Mid Cap Fund

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$15.84	$18.08	$12.87	$13.62	$14.86
Income from Investment Operations
Net investment income (loss) B,C	.13	.17	.14	.13	.11
Net realized and unrealized gain (loss)	(1.12)	.61	5.63	(.41)	.11
Total from investment operations	(.99)	.78	5.77	(.28)	.22
Distributions from net investment income	(.12)	(.19)	(.16)	(.13)	(.11)
Distributions from net realized gain	(.67)	(2.84)	(.40)	(.34)	(1.35)
Total distributions	(.78) D	(3.02) D	(.56)	(.47)	(1.46)
Net asset value, end of period	$14.07	$15.84	$18.08	$12.87	$13.62
Total Return E	(6.19)%	3.45%	46.31%	(2.40)%	2.64%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.58%	.60%	.62%	.65%	.73%
Expenses net of fee waivers, if any	.33%	.35%	.37%	.40%	.48%
Expenses net of all reductions	.33%	.35%	.37%	.40%	.48%
Net investment income (loss)	.92%	.96%	1.02%	.96%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$8,010,782	$9,771,389	$9,026,250	$6,975,346	$8,081,562
Portfolio turnover rate H	80%	61%	104%	67%	82%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Small-Mid Cap Fund	$91,802

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.   In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,648,544,369
Gross unrealized depreciation	(750,873,976)
Net unrealized appreciation (depreciation)	$897,670,393
Tax Cost	$7,715,391,993

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,686,423
Undistributed long-term capital gain	$79,596,760
Net unrealized appreciation (depreciation) on securities and other investments	$897,706,167

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$69,211,966	$511,725,844
Long-term Capital Gains	398,883,111	1,076,445,818
Total	$468,095,077	$1,588,171,662
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Small-Mid Cap Fund	6,541,903,112	7,343,741,485
5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .57% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners), Boston Partners Global Investors, Inc., FIAM LLC (an affiliate of the investment adviser), Geode Capital Management, LLC, GW&K Investment Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management, Portolan Capital Management, LLC, Rice Hall James & Associates, LLC (managed a portion of the Fund's assets through September 13, 2022), River Road Asset Management LLC and Victory Capital Management Inc. (managed a portion of the Fund's assets through March 16, 2022) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors (FIL) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIL has not been allocated any portion of the Fund's assets. FIL in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2023, the Board approved the appointment of William Blair Investment Management, LLC as an additional sub-adviser for the Fund. Subsequent to period end, William Blair Investment Management, LLC was allocated a portion of the Fund's assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Small-Mid Cap Fund	$12,917

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.   Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Small-Mid Cap Fund	31,055,351	30,141,923	(1,985,534)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Small-Mid Cap Fund	18,118
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Small-Mid Cap Fund	$15,149
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Small-Mid Cap Fund	$282,096	$-	$-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $20,615,715.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $360.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Small-Mid Cap Fund
Fidelity SAI Real Estate Index Fund	99%
Fidelity SAI Small-Mid Cap 500 Index Fund	36%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Small-Mid Cap Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees.   The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women';s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Strategic Advisers® Small-Mid Cap Fund	.33%
Actual		$ 1,000	$ 1,062.60	$ 1.69
Hypothetical- B		$ 1,000	$ 1,023.16	$ 1.66

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2023, $196,938,644, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 76% of the dividend distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 82.26% of the dividend distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 13.14% of the dividend distributed in December, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with AllianceBernstein L.P., ArrowMark Colorado Holdings, LLC, doing business as ArrowMark Partners, Boston Partners Global Investors, Inc., FIAM LLC (FIAM), FIL Investment Advisors, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Portolan Capital Management, LLC, Rice Hall James & Associates, LLC, and River Road Asset Management LLC (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, and FIL Investment Advisors (UK) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund.  Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2022 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved an amendment to the Sub-Advisory Agreement with FIAM to add a new mandate (Amendment). The Board noted that the addition of the new mandate would not impact the fund's management fee rate or net expenses as the new mandate would not initially be funded. The Board also noted that no other contract terms are impacted by the Amendment.

In reaching its determination to renew the fund's Advisory Contracts and approve the Amendment, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendment, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendment is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered. The Board's decision to renew the Advisory Contracts and approve the Amendment was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds throughout the COVID-19 pandemic. In approving the Amendment, the Board also took into consideration additional information about the new investment mandate provided by Strategic Advisers and FIAM.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2021, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the three-year period, in the second quartile for the five-year period, and in the third quartile for the one-year period ended December 31, 2021. The Board also noted that the fund had out-performed 46%, 76%, and 69% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2021. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-, three-, and five-year periods shown.

In approving the Amendment, the Board considered the historical investment performance of FIAM and its portfolio managers in managing accounts under a similar investment mandate, as well as model performance of the investment mandate to be used by FIAM.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to selected groups of competitive funds (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar investment objective categories (as classified by Lipper) that it believes have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

The Board noted that while Lipper categorizes the fund as Growth because the fund can invest in both small-cap and mid-cap securities, given the fund's small-cap focus and holdings, Fidelity believes the fund's investment strategy is better aligned with the Small Cap objective and therefore compares the fund to the Small Cap Mapped Group rather than the Growth & Capital Appreciation Mapped Group.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2021.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures.  This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2021.

Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.   The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.   Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendment should be approved because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendment do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.912857.112
SMC-ANN-0423
Strategic Advisers® International Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 28, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® International Fund	-5.30%	3.22%	5.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

20,000
18,000
16,000
14,000
12,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
'23
Period Ending Values
$16,711 Strategic Advisers® International Fund
$16,323 MSCI EAFE Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -7.03% for the 12 months ending February 28, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index. The new year began with an encouraging upturn in January (+8.12%), but foreign stocks lost momentum in February (-3.51%) amid higher-than-expected inflation in some countries. Some investors took this as a sign that the global economy continued to run hot, even after a year of historic policy adjustment by central banks around the world aimed at cooling economic growth. Though the rate of inflation declined in some markets in the latter months of the one-year period, it remained elevated and above levels targeted by central bankers. Other factors influencing equities abroad the past 12 months included rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar, Russia's ongoing war in Ukraine and the potential for variants of the coronavirus to upend global economic growth. Value stocks handily outpaced growth this period. Among regions within the index, emerging markets (-15%) notably lagged, as did Japan (-9%). Conversely, the U.K. (0%) and Europe ex U.K. (-1%) held up best. Asia Pacific ex Japan (-3%) also topped the broader market. From a sector perspective, real estate (-17%) fared worst, followed by the growth-oriented information technology (-16%) and communication services (-14%) groups. In sharp contrast, energy gained 6% amid elevated prices for oil and natural gas, while the financials (-1%) sector also outperformed.
Comments from Portfolio Manager Wilfred Chilangwa:
For the fiscal year ending February 28, 2023, the Fund returned -5.30%, trailing the -2.94% result of the benchmark MSCI EAFE Index. Among the Fund's active underlying managers, Fidelity Advisor® International Discovery Fund (-11%) and JOHCM International Select Fund (-18%) were the primary relative detractors the past 12 months. The former follows a growth-at-a-reasonable-price approach and its performance suffered due to poor stock selection in the financials, health care and energy sectors, along with an underweight to Australia. JOHCM International Select employs a quality-growth approach with a momentum tilt; a style that was out of step with market leadership for most of the period. Sub-adviser William Blair Investment Management (-11%) also hampered the broader Fund's relative result. Similar to JOHCM International Select, William Blair's opportunistic, quality-growth strategy faced a headwind during the period, as growth stocks were generally out of favor. Regionally, picks in Europe ex U.K. notably weighed on its performance. On the plus side, sub-adviser Causeway Capital Management (+6%) added the most value. This team follows a traditional value approach and benefited from favorable investment choices among consumer discretionary, financials and industrials stocks. Regionally, Causeway was aided most by exposure to Europe ex U.K. Artisan International Value Fund (+2%) - a value strategy emphasizing company quality - contributed as well. Specifically, positioning in energy, combined with solid picks in the consumer discretionary sector, boosted its result. During the year, we trimmed the Fund's exposure to deep-value, high-growth and smaller-cap strategies, which historically have exhibited greater volatility at this stage of the market cycle.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 28, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Fidelity SAI Japan Stock Index Fund	5.2
Artisan International Value Fund Investor Class	4.9
Fidelity Advisor International Discovery Fund Class Z	4.9
Fidelity Overseas Fund	3.9
Fidelity SAI International Low Volatility Index Fund	3.8
Fidelity SAI International Value Index Fund	3.6
Oakmark International Fund Investor Class	3.4
Fidelity Diversified International Fund	3.0
iShares MSCI EAFE Value ETF	2.7
JOHCM International Select Fund Investor Shares	2.1
37.5

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 44.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.8%
Bezeq The Israel Telecommunication Corp. Ltd.	145,093	200,876
Cellnex Telecom SA (a)	169,870	6,373,318
Deutsche Telekom AG	1,869,637	41,960,395
Hellenic Telecommunications Organization SA	256,389	3,937,572
KT Corp.	178,210	4,110,184
Liberty Global PLC Class C (b)	384,300	8,166,375
Nippon Telegraph & Telephone Corp.	741,600	21,489,209
Orange SA	1,619,241	18,485,745
Proximus	292,378	2,696,644
PT Telkom Indonesia Persero Tbk	14,104,900	3,593,025
Telefonica SA	1,400,994	5,715,326
Telia Co. AB	2,417,681	6,243,384
		122,972,053
Entertainment - 0.1%
CTS Eventim AG (b)	43,119	2,836,753
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	9,700	493,856
NetEase, Inc. ADR	73,307	5,691,555
Nintendo Co. Ltd.	276,000	10,332,634
Square Enix Holdings Co. Ltd.	93,500	4,168,374
		23,523,172
Interactive Media & Services - 0.2%
carsales.com Ltd.	230,660	3,521,740
Hemnet Group AB	63,702	1,012,003
NAVER Corp.	43,063	6,795,870
SEEK Ltd.	162,049	2,636,654
Tencent Holdings Ltd.	333,500	14,650,124
Z Holdings Corp.	1,321,300	3,547,228
		32,163,619
Media - 0.2%
CyberAgent, Inc.	523,200	4,480,564
Hakuhodo DY Holdings, Inc.	13,500	150,512
Informa PLC	992,269	7,977,693
Stroeer SE & Co. KGaA	49,767	2,795,107
WPP PLC	765,886	9,419,774
		24,823,650
Wireless Telecommunication Services - 0.2%
Advanced Info Service PCL (For. Reg.)	970,900	5,568,083
KDDI Corp.	272,900	7,984,475
SoftBank Group Corp.	135,600	5,483,838
Tele2 AB (B Shares)	126,106	1,160,590
Vodafone Group PLC sponsored ADR	513,802	6,150,210
		26,347,196
TOTAL COMMUNICATION SERVICES		229,829,690
CONSUMER DISCRETIONARY - 3.6%
Auto Components - 0.3%
Autoliv, Inc. (depositary receipt)	60,289	5,557,784
Brembo SpA	57,486	907,180
Bridgestone Corp.	151,100	5,798,520
Compagnie Generale des Etablissements Michelin SCA Series B	373,566	11,735,970
Continental AG	8,647	620,786
DENSO Corp.	129,100	6,863,904
Eagle Industry Co. Ltd.	2,700	23,836
JTEKT Corp.	72,300	540,040
Koito Manufacturing Co. Ltd.	383,800	6,446,701
Magna International, Inc. Class A (c)	138,191	7,701,384
Stanley Electric Co. Ltd.	171,100	3,568,903
TPR Co. Ltd.	19,100	195,692
Valeo SA	264,162	5,514,041
		55,474,741
Automobiles - 0.5%
Bayerische Motoren Werke AG (BMW)	82,163	8,494,847
Bayerische Motoren Werke AG (BMW) ADR	94,204	3,241,560
BYD Co. Ltd. (A Shares)	66,100	2,486,353
Ferrari NV	13,860	3,608,728
Honda Motor Co. Ltd.	720,600	18,737,890
Honda Motor Co. Ltd. sponsored ADR	39,240	1,019,063
Mazda Motor Corp.	39,800	356,093
Mercedes-Benz Group AG (Germany)	149,186	11,434,028
Nissan Motor Co. Ltd.	162,500	630,887
Stellantis NV	423,878	7,410,990
Stellantis NV (Italy)	490,610	8,590,172
Suzuki Motor Corp.	146,400	5,142,897
Toyota Motor Corp.	873,200	11,901,348
Volkswagen AG	4,566	811,197
Volkswagen AG ADR	4,903	66,779
Yamaha Motor Co. Ltd.	18,500	473,523
		84,406,355
Distributors - 0.0%
Inchcape PLC	474,243	5,191,033
Diversified Consumer Services - 0.0%
Global Kids Co. Corp.	89,700	542,199
IDP Education Ltd.	47,954	926,099
		1,468,298
Hotels, Restaurants & Leisure - 0.6%
Aristocrat Leisure Ltd.	258,470	6,355,200
Compass Group PLC	1,810,947	41,836,149
Entain PLC	406,700	6,650,662
Evolution AB (a)	31,006	3,751,643
Flutter Entertainment PLC (b)	18,959	3,041,024
Food & Life Companies Ltd.	48,000	1,216,261
Greggs PLC	59,424	1,938,488
Sands China Ltd. (b)	1,578,000	5,468,138
Sodexo SA	79,200	7,349,966
Whitbread PLC	128,555	4,776,594
Yum China Holdings, Inc.	109,166	6,411,319
		88,795,444
Household Durables - 0.4%
Barratt Developments PLC	725,700	4,094,813
Berkeley Group Holdings PLC	114,978	5,803,122
Electrolux AB (B Shares)	15,496	188,030
Panasonic Holdings Corp.	658,300	5,748,294
Persimmon PLC	581,749	10,163,967
SEB SA	9,319	1,078,324
Sekisui Chemical Co. Ltd.	15,100	202,398
Sony Group Corp.	364,000	30,436,400
Tama Home Co. Ltd.	64,800	1,615,776
		59,331,124
Internet & Direct Marketing Retail - 0.2%
Alibaba Group Holding Ltd. (b)	760,700	8,361,192
Alibaba Group Holding Ltd. sponsored ADR (b)	14,311	1,256,363
ASOS PLC (b)(c)	166,195	1,749,192
JD.com, Inc. Class A	102,500	2,278,568
Meituan Class B (a)(b)	24,250	420,857
MercadoLibre, Inc. (b)	2,777	3,387,940
Rakuten Group, Inc.	1,354,000	6,682,737
Zalando SE (a)(b)	188,396	7,492,418
ZOZO, Inc.	141,000	3,133,820
		34,763,087
Leisure Products - 0.1%
Sega Sammy Holdings, Inc.	275,400	4,708,833
Yamaha Corp.	114,600	4,351,526
		9,060,359
Multiline Retail - 0.1%
Dollarama, Inc.	86,038	4,969,963
Harvey Norman Holdings Ltd.	58,986	152,813
Next PLC	78,500	6,460,471
		11,583,247
Specialty Retail - 0.4%
China Tourism Group Duty Free Corp. Ltd. (A Shares)	96,000	2,735,697
EDION Corp.	52,900	512,080
H&M Hennes & Mauritz AB (B Shares)	565,149	7,121,099
Industria de Diseno Textil SA	590,332	18,186,220
Kingfisher PLC	5,188,865	17,944,967
Premier Investments Ltd.	12,524	230,405
WH Smith PLC	647,482	12,305,415
		59,035,883
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG	43,471	6,492,258
Brunello Cucinelli SpA	27,104	2,284,832
Burberry Group PLC	269,224	7,994,490
Compagnie Financiere Richemont SA:
warrants 11/22/23 (b)	562,417	656,855
Series A	309,256	46,727,453
Dr. Martens Ltd.	691,900	1,330,771
Hermes International SCA	3,489	6,330,736
Kering SA	20,565	12,057,696
lululemon athletica, Inc. (b)	8,333	2,576,564
LVMH Moet Hennessy Louis Vuitton SE	53,637	44,589,899
Moncler SpA	156,139	9,545,567
NIKE, Inc. Class B	44,445	5,279,622
Samsonite International SA (a)(b)	1,209,000	3,388,539
Swatch Group AG (Bearer)	9,726	3,378,826
Swatch Group AG (Bearer):
ADR (c)	43,419	750,771
(Reg.)	36,553	2,334,409
		155,719,288
TOTAL CONSUMER DISCRETIONARY		564,828,859
CONSUMER STAPLES - 4.9%
Beverages - 1.2%
Anheuser-Busch InBev SA NV	650,188	39,439,505
Anheuser-Busch InBev SA NV ADR (c)	110,193	6,688,715
Asahi Group Holdings	64,700	2,288,533
Diageo PLC	1,298,516	55,104,435
Heineken Holding NV	131,249	11,237,646
Heineken NV (Bearer)	65,391	6,674,332
ITO EN Ltd.	105,100	3,543,087
Kirin Holdings Co. Ltd.	1,436,200	21,507,927
Kweichow Moutai Co. Ltd. (A Shares)	19,000	4,970,297
Pernod Ricard SA	174,694	36,529,789
Suntory Beverage & Food Ltd.	95,400	3,349,212
Treasury Wine Estates Ltd.	1,312	12,369
		191,345,847
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	328,793	15,423,994
Bid Corp. Ltd.	110,710	2,424,588
Carrefour SA	707,866	13,994,131
Coles Group Ltd.	545,127	6,668,714
GrainCorp Ltd.	261,644	1,385,594
Jeronimo Martins SGPS SA	24,797	509,344
Metro, Inc.	96,059	4,989,155
Ocado Group PLC (b)	151,365	999,197
Qol Holdings Co. Ltd.	56,400	493,352
Raia Drogasil SA	254,200	1,101,196
Seven & i Holdings Co. Ltd.	631,900	28,250,210
Sugi Holdings Co. Ltd.	56,000	2,344,387
Sundrug Co. Ltd.	5,900	159,682
Tesco PLC	4,155,552	12,730,064
Wal-Mart de Mexico SA de CV Series V	1,652,500	6,503,786
Welcia Holdings Co. Ltd.	110,200	2,411,118
Woolworths Group Ltd.	212,744	5,285,299
		105,673,811
Food Products - 1.3%
Barry Callebaut AG	2,531	5,035,934
Britannia Industries Ltd.	23,853	1,287,750
Danone SA	656,380	36,896,676
Ezaki Glico Co. Ltd.	146,800	3,687,386
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	154,137	1,826,951
Itoham Yonekyu Holdings, Inc.	110,400	578,940
Kewpie Corp.	17,200	278,045
Lindt & Spruengli AG (participation certificate)	305	3,341,933
Megmilk Snow Brand Co. Ltd.	126,700	1,645,225
Nestle SA (Reg. S)	1,073,022	120,898,080
NH Foods Ltd.	4,100	113,224
Orior AG	1,980	150,731
Toyo Suisan Kaisha Ltd.	284,500	11,513,312
WH Group Ltd. (a)	649,500	377,963
Wilmar International Ltd.	2,777,600	8,115,795
Yakult Honsha Co. Ltd.	6,700	457,148
Yamazaki Baking Co. Ltd.	6,100	70,832
		196,275,925
Household Products - 0.6%
Essity AB (B Shares)	563,918	15,245,395
Henkel AG & Co. KGaA	17,592	1,216,398
Lion Corp.	289,100	3,117,027
Niitaka Co. Ltd.	78,000	1,211,634
Reckitt Benckiser Group PLC	1,071,085	74,317,251
		95,107,705
Personal Products - 0.9%
Beiersdorf AG	77,113	9,203,099
Haleon PLC	2,307,812	8,937,176
Hindustan Unilever Ltd.	108,625	3,234,172
Kao Corp.	202,300	7,536,074
Kobayashi Pharmaceutical Co. Ltd.	69,700	4,197,716
Kose Corp.	22,100	2,498,028
L'Oreal SA	77,756	30,734,843
Pola Orbis Holdings, Inc.	8,100	103,276
Proya Cosmetics Co. Ltd. (A Shares)	49,400	1,300,300
Rohto Pharmaceutical Co. Ltd.	642,000	11,670,155
Unilever PLC	1,177,793	58,639,388
		138,054,227
Tobacco - 0.2%
British American Tobacco PLC:
(United Kingdom)	591,081	22,369,930
sponsored ADR	53,597	2,039,902
Imperial Brands PLC	84,500	2,035,713
Japan Tobacco, Inc.	177,600	3,611,567
Scandinavian Tobacco Group A/S (a)	45,594	792,398
		30,849,510
TOTAL CONSUMER STAPLES		757,307,025
ENERGY - 2.5%
Energy Equipment & Services - 0.1%
Tenaris SA	375,541	6,178,457
Tenaris SA sponsored ADR	166,881	5,508,742
WorleyParsons Ltd.	676,727	6,907,957
		18,595,156
Oil, Gas & Consumable Fuels - 2.4%
Aker BP ASA	280,091	7,560,040
BP Castrol KK	10,600	69,444
BP PLC	5,960,509	39,169,679
BP PLC sponsored ADR	484,767	19,196,773
ENEOS Holdings, Inc.	1,032,500	3,566,411
Eni SpA	2,564,736	36,224,411
Eni SpA sponsored ADR	6,480	183,773
Equinor ASA	672,005	20,572,325
Equinor ASA sponsored ADR (c)	44,438	1,355,803
Galp Energia SGPS SA Class B	1,083,490	13,247,845
Gazprom OAO (d)	3,670,010	476,130
Gazprom OAO sponsored ADR (Reg. S) (b)(d)	33,845	7,732
Idemitsu Kosan Co. Ltd.	181,600	4,048,004
INPEX Corp.	534,400	5,624,437
Japan Petroleum Exploration Co. Ltd.	18,600	675,532
LUKOIL PJSC (d)	35,755	13,721
OMV AG	123,777	6,036,672
Parkland Corp.	69,772	1,525,831
Petroleo Brasileiro SA - Petrobras (ON)	232,900	1,278,949
Petronet LNG Ltd.	536,380	1,444,387
Reliance Industries Ltd.	364,542	10,244,625
Repsol SA	539,539	8,562,909
Rosneft Oil Co. OJSC (d)	420,640	87,218
San-Ai Obbli Co. Ltd.	55,400	568,424
Santos Ltd.	2,482,500	11,591,812
Shell PLC:
ADR	217,983	13,246,827
(London)	337,295	10,216,119
rights (b)(e)	337,295	96,972
TotalEnergies SE	1,856,275	114,540,010
TotalEnergies SE sponsored ADR	180,265	11,160,206
Woodside Energy Group Ltd.	46,739	1,135,644
Woodside Energy Group Ltd.	1,341,969	32,515,902
		376,244,567
TOTAL ENERGY		394,839,723
FINANCIALS - 7.8%
Banks - 3.7%
ABN AMRO Bank NV GDR (a)	129,541	2,288,844
Agricultural Bank of China Ltd.:
(A Shares)	8,206,400	3,467,960
(H Shares)	559,000	193,707
AIB Group PLC	4,890,824	20,930,057
ANZ Group Holdings Ltd.	342,472	5,664,994
Banco Bilbao Vizcaya Argentaria SA	439,141	3,413,459
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	52,074	404,094
Banco Santander SA (Spain)	1,326,511	5,223,014
Banco Santander SA (Spain) sponsored ADR	146,996	574,754
Bank Leumi le-Israel BM	71,660	557,643
Bank of China Ltd.:
(A Shares)	620,800	289,206
(H Shares)	9,426,000	3,457,005
Bank of Communications Co. Ltd. (A Shares)	399,114	282,063
Bank of Ireland Group PLC	1,588,723	17,526,492
Bank of Suzhou Co. Ltd.	271,520	293,709
Barclays PLC	13,574,411	28,487,097
Barclays PLC sponsored ADR	252,713	2,137,952
BNP Paribas SA	801,264	56,017,319
CaixaBank SA	3,578,178	15,364,241
Chiba Bank Ltd.	881,500	6,454,816
China Construction Bank Corp. (H Shares)	3,034,000	1,854,616
China Zheshang Bank Co. Ltd. (b)	1,550,100	652,824
Credicorp Ltd. (United States)	9,355	1,192,014
DBS Group Holdings Ltd.	1,111,600	28,168,172
DNB Bank ASA	1,191,022	23,767,104
Erste Group Bank AG	93,207	3,665,392
FinecoBank SpA	177,198	3,064,355
First Abu Dhabi Bank PJSC	394,748	1,513,177
First International Bank of Israel	2,775	98,364
Haci Omer Sabanci Holding A/S	239,579	552,865
HDFC Bank Ltd. (b)	856,890	16,577,120
Hokuhoku Financial Group, Inc.	118,600	915,490
Huaxia Bank Co. Ltd. (A Shares)	1,331,700	1,002,607
Industrial & Commercial Bank of China Ltd. (H Shares)	6,707,000	3,346,539
Industrial Bank Co. Ltd. (A Shares)	576,100	1,405,061
ING Groep NV (Certificaten Van Aandelen)	2,459,135	34,415,891
Intesa Sanpaolo SpA	1,079,959	2,917,276
Jyske Bank A/S (Reg.) (b)	61,526	5,158,460
KBC Group NV	251,356	18,796,248
Kyushu Financial Group, Inc.	227,200	866,048
Lloyds Banking Group PLC	32,727,787	20,668,602
Lloyds Banking Group PLC sponsored ADR	143,256	362,438
Mebuki Financial Group, Inc.	1,059,300	2,847,518
Mitsubishi UFJ Financial Group, Inc.	2,350,500	16,663,854
Mizrahi Tefahot Bank Ltd.	40,604	1,208,095
National Bank of Canada	155,994	11,457,471
NatWest Group PLC	4,813,312	16,908,893
Nordea Bank ABP	363,094	4,600,763
Nordea Bank ABP (Helsinki Stock Exchange)	142,346	1,801,591
North Pacific Bank Ltd.	726,500	1,691,458
PT Bank Central Asia Tbk	14,792,500	8,487,500
Resona Holdings, Inc.	2,279,500	12,554,787
Sberbank of Russia (b)(d)	1,813,540	13,824
Shizuoka Financial Group	39,000	311,645
Skandinaviska Enskilda Banken AB (A Shares) (c)	370,400	4,637,077
Societe Generale Series A	290,400	8,369,203
Standard Chartered PLC (United Kingdom)	453,736	4,279,978
Sumitomo Mitsui Financial Group, Inc.	640,100	27,955,639
Sumitomo Mitsui Trust Holdings, Inc.	115,500	4,279,279
Svenska Handelsbanken AB (A Shares) (c)	958,563	10,167,445
Swedbank AB (A Shares)	827,783	16,906,764
Sydbank A/S	81,583	4,157,376
The Hachijuni Bank Ltd.	484,600	2,192,454
The Toronto-Dominion Bank	115,483	7,688,993
Turkiye Is Bankasi A/S Series C	1,744,342	1,049,284
UniCredit SpA	2,480,905	50,755,702
United Overseas Bank Ltd.	464,700	10,300,372
Westpac Banking Corp.	304,000	4,608,773
		579,884,827
Capital Markets - 1.5%
3i Group PLC	174,381	3,411,634
Amundi SA (a)	109,300	7,213,852
Anima Holding SpA (a)	156,672	677,762
Azimut Holding SpA	41,794	993,298
B3 SA - Brasil Bolsa Balcao	1,133,300	2,283,723
Bridgepoint Group Holdings Ltd. (a)	992,616	2,980,145
Deutsche Borse AG	171,237	29,859,288
Euronext NV (a)	300,510	21,976,109
Guotai Junan Securities Co. Ltd. (A Shares)	252,200	519,794
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	55,600	950,270
Hong Kong Exchanges and Clearing Ltd.	227,500	9,111,982
Intermediate Capital Group PLC	134,942	2,275,656
Julius Baer Group Ltd.	370,826	24,552,433
London Stock Exchange Group PLC	235,472	21,009,238
Macquarie Group Ltd.	224,341	28,609,761
Nomura Holdings, Inc.	1,359,700	5,603,741
Northeast Securities Co. Ltd. (A Shares)	66,900	66,095
Partners Group Holding AG	5,184	4,918,429
SBI Holdings, Inc. Japan	465,200	10,034,831
UBS Group AG	2,164,003	46,986,103
XP, Inc. Class A (b)	131,487	1,633,069
		225,667,213
Diversified Financial Services - 0.3%
Challenger Ltd.	565,903	2,852,163
Element Fleet Management Corp.	702,602	10,035,700
EXOR NV	49,200	4,056,948
Groupe Bruxelles Lambert SA	76,400	6,425,874
Housing Development Finance Corp. Ltd.	187,989	5,935,603
Investor AB (B Shares)	54,200	1,048,999
Mitsubishi UFJ Lease & Finance Co. Ltd.	600,000	3,133,194
ORIX Corp.	1,017,400	18,243,782
Shanghai AJ Group Co. Ltd. (A Shares)	274,700	231,776
		51,964,039
Insurance - 2.3%
AIA Group Ltd.	2,553,000	27,133,328
Allianz SE	71,744	16,846,458
Aon PLC	45,470	13,825,154
ASR Nederland NV	67,678	3,082,365
Assicurazioni Generali SpA	179,198	3,546,251
Aviva PLC	564,075	3,028,813
AXA SA	1,370,649	43,191,196
Beazley PLC	1,050,742	8,632,335
Dai-ichi Mutual Life Insurance Co.	467,900	9,977,949
Definity Financial Corp.	66,111	1,740,350
Direct Line Insurance Group PLC	1,075,308	2,332,709
Gjensidige Forsikring ASA	67,300	1,195,027
Hannover Reuck SE	16,563	3,218,182
Hiscox Ltd.	765,621	10,498,570
Intact Financial Corp.	44,013	6,322,454
Japan Post Holdings Co. Ltd.	1,062,900	9,445,918
Japan Post Insurance Co. Ltd.	40,900	709,528
Legal & General Group PLC	2,401,800	7,392,964
Manulife Financial Corp.	315,503	6,238,381
MAPFRE SA (Reg.)	1,272,068	2,728,606
MS&AD Insurance Group Holdings, Inc.	151,300	4,947,212
MS&AD Insurance Group Holdings, Inc. ADR	5,200	84,656
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	51,374	17,719,713
NN Group NV	196,509	7,960,562
NN Group NV ADR	12,694	255,784
People's Insurance Co. of China Group Ltd. (A Shares)	448,800	337,891
PICC Property & Casualty Co. Ltd. (H Shares)	5,278,000	4,632,892
Ping An Insurance Group Co. of China Ltd. (H Shares)	426,500	2,911,518
Poste Italiane SpA (a)	36,071	389,153
Prudential PLC	2,136,787	32,656,408
Sampo Oyj (A Shares)	212,799	10,362,568
Sompo Holdings, Inc.	27,500	1,179,336
Steadfast Group Ltd.	410,723	1,611,269
Storebrand ASA (A Shares)	808,504	6,695,492
Sun Life Financial, Inc.	206,654	9,986,636
Swiss Life Holding AG	2,006	1,205,922
Swiss Re Ltd.	47,351	4,936,952
Talanx AG	93,100	4,446,990
Tokio Marine Holdings, Inc.	845,200	17,943,157
Willis Towers Watson PLC	21,815	5,112,563
Zurich Insurance Group Ltd.	87,431	41,473,184
		357,936,396
Thrifts & Mortgage Finance - 0.0%
Paragon Banking Group PLC	60,016	430,615
TOTAL FINANCIALS		1,215,883,090
HEALTH CARE - 5.2%
Biotechnology - 0.1%
Abcam PLC ADR (b)	61,785	890,322
CSL Ltd.	38,354	7,647,031
Genmab A/S (b)	20,194	7,597,973
Vitrolife AB	31,356	631,433
		16,766,759
Health Care Equipment & Supplies - 0.8%
Alcon, Inc. (Switzerland)	76,826	5,233,483
Carl Zeiss Meditec AG	15,043	2,009,557
Coloplast A/S Series B	21,431	2,476,269
ConvaTec Group PLC (a)	3,140,877	8,477,841
Elekta AB (B Shares)	588,380	4,598,897
EssilorLuxottica SA	111,764	19,434,181
Hoya Corp.	112,100	11,090,206
InMode Ltd. (b)	44,952	1,587,255
Koninklijke Philips Electronics NV	1,628,504	26,588,243
Olympus Corp.	342,000	5,762,168
Siemens Healthineers AG (a)	172,802	9,018,568
Smith & Nephew PLC	766,900	10,942,558
Straumann Holding AG	27,688	3,670,758
Terumo Corp.	193,500	5,202,919
		116,092,903
Health Care Providers & Services - 0.1%
Amplifon SpA	46,100	1,335,048
Apollo Hospitals Enterprise Ltd.	22,731	1,210,647
CVS Group PLC	53,403	1,205,064
Fresenius Medical Care AG & Co. KGaA sponsored ADR (c)	84,628	1,663,786
Fresenius SE & Co. KGaA	419,353	11,545,598
Galenica AG (a)	22,705	1,756,181
Max Healthcare Institute Ltd. (b)	164,919	850,287
Medipal Holdings Corp.	14,500	190,096
Sonic Healthcare Ltd.	2,627	56,938
Suzuken Co. Ltd.	55,500	1,402,225
		21,215,870
Health Care Technology - 0.0%
Pro Medicus Ltd.	35,917	1,474,523
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	61,975	8,798,591
Bruker Corp.	125,938	8,679,647
Evotec OAI AG (b)	118,345	2,128,575
ICON PLC (b)	36,508	8,237,300
Lonza Group AG	15,491	9,227,086
QIAGEN NV (Germany) (b)	259,165	11,940,616
Sartorius Stedim Biotech	11,232	3,667,383
Siegfried Holding AG	1,842	1,287,845
Tecan Group AG	5,158	2,085,434
		56,052,477
Pharmaceuticals - 3.8%
Astellas Pharma, Inc.	1,878,200	26,374,786
AstraZeneca PLC:
(United Kingdom)	255,676	33,308,981
sponsored ADR	248,823	16,218,283
Bayer AG	951,990	56,530,359
GSK PLC	1,526,540	26,151,035
GSK PLC sponsored ADR	811,493	27,809,865
Ipsen SA	17,990	2,056,929
Kyowa Hakko Kirin Co., Ltd.	488,100	10,449,939
Merck KGaA	54,068	10,256,618
Novartis AG	1,059,295	89,150,399
Novartis AG sponsored ADR	25,563	2,150,360
Novo Nordisk A/S Series B	308,194	43,534,027
Ono Pharmaceutical Co. Ltd.	10,500	214,388
Otsuka Holdings Co. Ltd.	242,600	7,349,794
Roche Holding AG:
(participation certificate)	473,582	136,552,151
sponsored ADR	25,897	933,587
Sanofi SA	779,752	72,905,512
Sanofi SA sponsored ADR	77,040	3,609,324
Santen Pharmaceutical Co. Ltd.	770,200	5,883,060
Sumitomo Dainippon Pharma Co., Ltd.	15,700	98,359
Taisho Pharmaceutical Holdings Co. Ltd.	7,300	287,915
Takeda Pharmaceutical Co. Ltd.	803,000	24,751,914
		596,577,585
TOTAL HEALTH CARE		808,180,117
INDUSTRIALS - 8.0%
Aerospace & Defense - 0.8%
Airbus Group NV	66,226	8,673,656
Dassault Aviation SA	20,200	3,476,173
Leonardo SpA	100,033	1,123,119
MTU Aero Engines AG	74,560	18,019,993
Rolls-Royce Holdings PLC (b)	34,937,027	60,870,760
Safran SA	109,932	15,522,562
Thales SA	90,303	12,626,882
		120,313,145
Air Freight & Logistics - 0.2%
Deutsche Post AG	492,008	20,807,499
DSV A/S	51,501	9,375,062
Konoike Transport Co. Ltd.	17,700	194,608
Nippon Express Holdings, Inc.	6,400	357,240
Sankyu, Inc.	19,400	713,848
		31,448,257
Airlines - 0.4%
Deutsche Lufthansa AG (b)	50,137	520,860
InterGlobe Aviation Ltd. (a)(b)	82,209	1,846,557
Ryanair Holdings PLC sponsored ADR (b)	457,161	42,410,826
Turk Hava Yollari AO (b)	1,487,852	11,313,505
		56,091,748
Building Products - 0.3%
AGC, Inc.	73,300	2,713,319
Belimo Holding AG (Reg.)	3,415	1,769,411
Compagnie de St. Gobain	109,400	6,500,844
Daikin Industries Ltd.	119,900	20,502,263
Dare Power Dekor Home Co. Ltd. (A Shares)	311,302	442,703
Geberit AG (Reg.)	14,842	8,020,999
Kingspan Group PLC (Ireland)	48,601	3,165,537
Noritz Corp.	13,600	164,413
Sekisui Jushi Corp.	57,400	833,039
Xinyi Glass Holdings Ltd.	444,000	829,240
		44,941,768
Commercial Services & Supplies - 0.1%
Boyd Group Services, Inc.	6,472	1,023,947
Japan Elevator Service Holdings Co. Ltd.	67,600	990,503
Nippon Kanzai Co. Ltd.	8,300	157,886
Rentokil Initial PLC	828,406	5,095,637
Ritchie Bros. Auctioneers, Inc.	71,172	4,354,297
Secom Co. Ltd.	52,200	3,037,572
Toppan, Inc.	206,100	3,728,282
		18,388,124
Construction & Engineering - 0.2%
INFRONEER Holdings, Inc.	13,600	103,182
Kajima Corp.	311,000	3,716,331
Okumura Corp.	16,900	407,745
Sanki Engineering Co. Ltd.	41,000	460,123
Sweco AB (B Shares)	80,853	950,030
VINCI SA	220,898	25,196,149
Voltas Ltd.	116,110	1,253,193
		32,086,753
Electrical Equipment - 1.1%
ABB Ltd.:
(Reg.)	790,062	26,290,952
sponsored ADR (c)	6,218	207,059
Accelleron Industries Ltd. (b)	2,654	65,374
Contemporary Amperex Technology Co. Ltd.	29,300	1,706,849
Havells India Ltd.	107,614	1,558,707
Hirakawa Hewtech Corp.	15,600	162,009
Legrand SA	512,083	47,299,677
Mitsubishi Electric Corp.	1,072,400	12,050,793
Prysmian SpA	337,783	12,994,022
Schneider Electric SA	407,385	65,367,832
Siemens Energy AG (c)	376,600	7,556,317
Weg SA	161,900	1,210,976
		176,470,567
Industrial Conglomerates - 0.8%
CK Hutchison Holdings Ltd.	2,463,100	14,707,791
DCC PLC (United Kingdom)	288,915	16,062,439
Hitachi Ltd.	616,280	31,186,289
Jardine Matheson Holdings Ltd. ADR	999	49,610
Lifco AB	105,958	2,121,589
Melrose Industries PLC	6,829,577	12,310,113
Siemens AG	288,872	44,021,768
Toshiba Corp.	246,390	7,631,204
		128,090,803
Machinery - 1.9%
Airtac International Group	48,158	1,684,120
Alstom SA	956,697	28,077,370
Atlas Copco AB (A Shares)	412,517	4,897,495
AutoStore Holdings Ltd. (a)(b)(c)	700,800	1,459,663
China International Marine Containers Group Co. Ltd.	309,100	338,818
CNH Industrial NV	632,300	10,382,867
Epiroc AB (A Shares)	437,941	8,416,297
FANUC Corp.	274,600	46,674,029
First Tractor Co. Ltd. (A Shares)	528,679	931,788
Furukawa Co. Ltd.	5,200	53,010
GEA Group AG	515,839	22,707,993
Harmonic Drive Systems, Inc. (c)	26,800	951,695
Husqvarna AB (B Shares)	273,400	2,426,856
IMI PLC	795,025	14,889,526
Indutrade AB	92,333	1,966,972
Iveco Group NV (b)	228,958	2,164,021
KION Group AG	107,466	4,227,268
Kitz Corp.	61,200	397,797
Knorr-Bremse AG	88,496	6,014,627
Kubota Corp.	595,400	8,988,614
Max Co. Ltd.	1,900	30,226
Metso Outotec Oyj	141,047	1,503,789
Mitsubishi Heavy Industries Ltd.	24,000	883,993
Mitsuboshi Belting Ltd.	12,600	367,390
Nachi-Fujikoshi Corp.	1,300	37,571
NGK Insulators Ltd.	138,500	1,839,139
OSG Corp.	54,600	777,565
Rotork PLC	765,122	2,981,859
Schindler Holding AG (participation certificate)	93,546	20,996,575
Shenzhen Inovance Technology Co. Ltd. (A Shares)	380,950	4,027,409
SMC Corp.	59,100	30,040,903
Spirax-Sarco Engineering PLC	79,139	11,123,226
Sumitomo Heavy Industries Ltd.	8,200	193,023
Techtronic Industries Co. Ltd.	1,109,000	11,027,270
The Weir Group PLC	352,364	8,048,741
THK Co. Ltd.	131,200	2,939,003
Toyota Industries Corp.	357,800	20,996,820
Turk Traktor ve Ziraat Makinalari A/S	4,759	142,631
VAT Group AG (a)	6,387	1,928,612
Volvo AB (B Shares)	390,440	7,825,211
Yangzijiang Shipbuilding Holdings Ltd.	466,400	446,183
		295,807,965
Marine - 0.3%
A.P. Moller - Maersk A/S:
ADR (c)	4,262	49,780
Series A	3,326	7,618,977
Series B	1,493	3,477,716
Kawasaki Kisen Kaisha Ltd.	202,300	4,851,159
Mitsui OSK Lines Ltd.	392,000	10,249,495
Nippon Yusen KK	590,200	15,341,065
		41,588,192
Professional Services - 0.8%
Anhui Transport Consulting & Design Institute Co. Ltd. (A Shares)	79,640	115,094
BayCurrent Consulting, Inc.	40,800	1,603,173
Benefit One, Inc.	63,300	970,735
Experian PLC	623,063	21,006,030
Intertek Group PLC	175,018	8,787,122
Nihon M&A Center Holdings, Inc.	139,600	1,165,768
Persol Holdings Co. Ltd.	192,200	3,849,505
Recruit Holdings Co. Ltd.	210,800	5,652,778
RELX PLC:
(Euronext N.V.)	445,423	13,450,588
(London Stock Exchange)	495,865	14,953,055
SGS SA (Reg.)	5,146	11,790,697
SMS Co., Ltd.	32,700	784,147
TechnoPro Holdings, Inc.	325,100	8,249,114
Teleperformance	47,534	12,368,071
Wolters Kluwer NV	174,874	20,244,335
Wolters Kluwer NV ADR (c)	1,564	181,049
		125,171,261
Road & Rail - 0.3%
Aurizon Holdings Ltd.	203,070	452,298
Canadian National Railway Co.	220,254	25,085,873
Canadian Pacific Railway Ltd.	106,475	8,085,712
Central Japan Railway Co.	35,200	3,958,077
Rumo SA	309,700	1,062,413
TFI International, Inc. (Canada)	49,600	6,052,690
		44,697,063
Trading Companies & Distributors - 0.6%
AerCap Holdings NV (b)	221,700	13,842,948
Ashtead Group PLC	399,142	26,453,948
Beijer Ref AB:
rights 3/16/23 (b)	96,596	162,408
(B Shares) (c)	96,596	1,502,276
Bunzl PLC	374,005	13,334,203
Diploma PLC	46,805	1,566,249
Hanwa Co. Ltd.	6,300	183,464
IMCD NV	14,433	2,288,341
Kanamoto Co. Ltd.	42,800	712,626
Marubeni Corp.	130,800	1,671,566
Mitsubishi Corp.	214,200	7,282,375
Mitsui & Co. Ltd.	70,700	1,985,655
MonotaRO Co. Ltd.	150,700	2,049,843
Ochi Holdings Co. Ltd.	101,300	999,943
Rexel SA	212,100	5,283,164
Sojitz Corp.	157,800	3,029,556
Sumitomo Corp.	399,300	6,812,632
Toromont Industries Ltd.	31,887	2,629,947
Toyota Tsusho Corp.	18,400	751,379
Wakita & Co. Ltd.	1,400	11,588
Yamazen Co. Ltd.	99,700	766,670
Yuasa Trading Co. Ltd.	31,500	846,756
		94,167,537
Transportation Infrastructure - 0.2%
Aena SME SA (a)	137,118	21,232,349
Beijing Capital International Airport Co. Ltd. (H Shares) (b)	7,634,000	5,582,485
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	7,363	2,107,143
		28,921,977
TOTAL INDUSTRIALS		1,238,185,160
INFORMATION TECHNOLOGY - 5.8%
Communications Equipment - 0.2%
Ericsson (B Shares)	1,379,010	7,636,411
Lumine Group, Inc. (b)(d)	21,140	216,408
Nokia Corp.	3,466,580	16,057,882
		23,910,701
Electronic Equipment & Components - 0.8%
Anritsu Corp.	9,700	88,625
Enplas Corp.	6,000	178,914
Hagiwara Electric Holdings Co. Ltd.	56,500	1,175,190
Halma PLC	180,435	4,696,664
Hamamatsu Photonics K.K.	117,900	5,784,378
Hexagon AB (B Shares)	546,217	6,053,495
Hirose Electric Co. Ltd.	116,490	14,245,224
Keyence Corp.	20,600	8,909,948
Kyocera Corp.	469,900	23,150,741
Largan Precision Co. Ltd.	30,000	2,151,919
Macnica Fuji Electronics Holdings, Inc.	4,200	116,140
Murata Manufacturing Co. Ltd.	604,000	32,330,541
Nippon Electric Glass Co. Ltd.	7,200	134,000
Oki Electric Industry Co. Ltd.	132,100	689,825
OMRON Corp.	58,800	3,157,766
Renishaw PLC	20,000	960,837
Samsung SDI Co. Ltd.	5,687	2,995,899
Sanshin Electronic Co. Ltd.	14,500	274,547
SES-imagotag SA (b)	7,354	930,288
Shimadzu Corp.	565,500	16,343,450
Spectris PLC	33,441	1,414,696
Topcon Corp.	34,400	452,502
Yokogawa Electric Corp.	377,600	5,640,912
		131,876,501
IT Services - 1.2%
Adyen BV (a)(b)	4,068	5,766,106
Amadeus IT Holding SA Class A (b)	1,011,497	63,605,865
Capgemini SA	169,681	31,919,023
Fujitsu Ltd.	216,840	27,848,389
Globant SA (b)	10,222	1,687,448
GMO Payment Gateway, Inc.	16,200	1,331,409
Infosys Ltd.	176,455	3,170,501
Locaweb Servicos de Internet SA (a)(b)	545,088	509,122
Mitsubishi Research Institute, Inc.	12,400	471,756
NEC Corp.	45,300	1,621,957
Nomura Research Institute Ltd.	740,700	16,537,975
NTT Data Corp.	675,500	9,376,776
OBIC Co. Ltd.	1,100	161,096
SCSK Corp.	102,500	1,486,817
SHIFT, Inc. (b)	7,300	1,209,026
Softcat PLC	68,273	992,857
TIS, Inc.	79,600	1,976,042
Visa, Inc. Class A	46,573	10,243,266
		179,915,431
Semiconductors & Semiconductor Equipment - 1.9%
Advantest Corp.	26,100	2,072,204
ams-OSRAM AG (b)(c)	103,146	803,616
Analog Devices, Inc.	102,600	18,824,022
ASM International NV (Netherlands)	7,560	2,582,776
ASML Holding NV	5,135	3,172,044
ASML Holding NV (Netherlands)	129,727	79,958,090
ASMPT Ltd.	95,900	817,350
BE Semiconductor Industries NV	29,317	2,274,790
Broadcom, Inc.	20,331	12,082,510
Disco Corp.	27,300	8,561,639
GlobalWafers Co. Ltd.	52,000	866,103
Infineon Technologies AG	584,561	20,679,677
MediaTek, Inc.	165,000	3,880,774
NXP Semiconductors NV	148,148	26,441,455
Renesas Electronics Corp. (b)	400,300	5,170,874
Silergy Corp.	46,000	870,917
Siltronic AG	10,933	799,061
SK Hynix, Inc.	247,632	16,756,334
STMicroelectronics NV:
(France)	13,366	640,253
(Italy)	11,271	539,939
(NY Shares) unit	9,576	461,180
Sumco Corp.	739,900	10,210,951
Taiwan Semiconductor Manufacturing Co. Ltd.	1,304,000	21,383,404
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	437,309	38,076,495
Tokyo Electron Ltd.	64,600	22,164,392
		300,090,850
Software - 1.0%
ANSYS, Inc. (b)	32,835	9,969,034
Cadence Design Systems, Inc. (b)	116,853	22,545,618
Check Point Software Technologies Ltd. (b)	81,100	10,033,692
Constellation Software, Inc.	7,046	12,115,092
Dassault Systemes SA	406,381	15,682,331
Kinaxis, Inc. (b)	11,612	1,349,443
Nemetschek SE	18,131	1,029,430
Newland Digital Technology Co. Ltd. (A Shares)	105,800	243,083
NICE Ltd. sponsored ADR (b)	28,506	5,912,429
Rakus Co. Ltd.	71,400	888,862
SAP SE	715,730	81,314,793
SAP SE sponsored ADR (c)	4,474	509,231
		161,593,038
Technology Hardware, Storage & Peripherals - 0.7%
Brother Industries Ltd.	170,700	2,511,198
Canon, Inc.	211,000	4,541,194
Canon, Inc. sponsored ADR (c)	103,750	2,227,513
FUJIFILM Holdings Corp.	150,100	7,004,777
Ricoh Co. Ltd.	286,500	2,226,264
Samsung Electronics Co. Ltd.	1,979,542	90,797,119
Seiko Epson Corp.	215,000	2,963,938
TPV Technology Co. Ltd. (A Shares) (b)	847,200	266,377
		112,538,380
TOTAL INFORMATION TECHNOLOGY		909,924,901
MATERIALS - 3.7%
Chemicals - 1.9%
Air Liquide SA	170,556	27,097,330
Air Water, Inc.	68,600	824,782
Akzo Nobel NV	542,934	39,718,301
Asahi Kasei Corp.	674,800	4,699,993
BASF AG	317,590	16,261,338
Covestro AG (a)	117,549	5,167,507
Croda International PLC	204,838	16,168,072
Daicel Chemical Industries Ltd.	102,200	709,331
Denka Co. Ltd.	170,260	3,595,149
Evonik Industries AG	167,969	3,594,078
Givaudan SA	3,099	9,347,836
Icl Group Ltd.	55,230	401,519
Johnson Matthey PLC	217,573	5,710,462
Kansai Paint Co. Ltd.	457,400	6,134,276
Kuraray Co. Ltd.	99,700	894,082
Linde PLC	60,925	21,224,442
Linde PLC (c)	86,766	29,899,447
Mitsubishi Chemical Holdings Corp.	108,200	630,183
Mitsubishi Gas Chemical Co., Inc.	9,600	136,010
Nippon Sanso Holdings Corp.	229,900	4,099,719
Nitto Denko Corp.	167,200	10,069,700
Novozymes A/S Series B	206,990	9,977,335
PhosAgro PJSC (d)	3,751	286
Shin-Etsu Chemical Co. Ltd.	101,800	14,112,652
Sika AG	83,175	23,324,364
Sumitomo Chemical Co. Ltd.	428,800	1,502,241
Symrise AG	180,171	18,407,957
Teijin Ltd.	118,200	1,228,401
Toray Industries, Inc.	337,300	1,930,331
Tosoh Corp.	172,600	2,347,730
Umicore SA	154,609	5,162,640
UPL Ltd.	150,294	1,262,437
Yara International ASA	96,151	4,574,783
		290,214,714
Construction Materials - 0.1%
CRH PLC	207,275	9,736,434
HeidelbergCement AG	204,911	14,113,742
Huaxin Cement Co. Ltd. (A Shares)	27,000	67,915
		23,918,091
Containers & Packaging - 0.1%
Amcor PLC unit	328,816	3,657,433
CCL Industries, Inc. Class B	49,105	2,361,862
Sig Group AG	125,820	3,043,138
Smurfit Kappa Group PLC	321,108	12,012,923
Toyo Seikan Group Holdings Ltd.	56,800	738,811
		21,814,167
Metals & Mining - 1.5%
Agnico Eagle Mines Ltd. (Canada)	158,327	7,289,192
Anglo American PLC (United Kingdom)	298,109	10,301,077
Antofagasta PLC	377,081	7,121,079
ArcelorMittal SA:
(Netherlands)	495,105	14,895,866
Class A unit GDR (c)	12,741	385,415
BHP Group Ltd.	568,802	17,300,158
BHP Group Ltd.:
(London)	280,629	8,531,692
sponsored ADR	71,000	4,328,870
BlueScope Steel Ltd.	25,474	326,716
Dongkuk Steel Mill Co. Ltd.	41,486	429,873
Eldorado Gold Corp. (b)(c)	29,006	270,336
Franco-Nevada Corp.	216,216	27,598,637
Glencore PLC	7,247,757	43,210,153
Glencore PLC ADR	50,660	601,334
IGO Ltd.	1,523,420	13,459,685
Jiangxi Copper Co. Ltd. (A Shares)	119,839	339,118
Mitsubishi Materials Corp.	109,600	1,706,526
Nippon Steel & Sumitomo Metal Corp.	397,600	8,868,651
Norsk Hydro ASA	97,610	710,480
Rio Tinto Ltd.	186,855	14,677,015
Rio Tinto PLC	345,462	23,707,177
Rio Tinto PLC sponsored ADR	111,794	7,795,396
South32 Ltd.	2,895,561	8,456,156
SSAB AB:
(A Shares)	32,058	233,483
(B Shares)	82,278	563,873
Wheaton Precious Metals Corp.	170,874	7,119,228
Xinxing Ductile Iron Pipe Co. Ltd. Class A	415,100	244,867
		230,472,053
Paper & Forest Products - 0.1%
Stora Enso Oyj (R Shares)	435,774	6,173,999
Svenska Cellulosa AB SCA (B Shares)	363,376	5,078,516
		11,252,515
TOTAL MATERIALS		577,671,540
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Big Yellow Group PLC	93,702	1,368,293
Great Portland Estates PLC	544,343	3,719,054
Scentre Group unit	2,503,531	5,020,186
Segro PLC	163,598	1,620,318
Warehouses de Pauw	37,694	1,154,605
		12,882,456
Real Estate Management & Development - 0.3%
CK Asset Holdings Ltd.	1,046,100	6,556,950
ESR Group Ltd. (a)	1,824,800	3,101,235
Grand City Properties SA	360,399	3,684,240
LEG Immobilien AG	169,680	12,343,983
Mitsui Fudosan Co. Ltd.	452,500	8,624,270
TAG Immobilien AG	234,603	1,869,732
Vonovia SE	242,376	6,095,533
		42,275,943
TOTAL REAL ESTATE		55,158,399
UTILITIES - 1.3%
Electric Utilities - 0.5%
Chubu Electric Power Co., Inc.	66,200	686,529
CLP Holdings Ltd.	587,500	4,154,694
Enel SpA	6,374,906	35,760,435
Iberdrola SA	1,993,767	22,855,413
Kansai Electric Power Co., Inc.	307,900	2,899,106
ORSTED A/S (a)	37,161	3,234,607
SSE PLC	153,177	3,205,836
The Okinawa Electric Power Co., Inc.	49,600	375,584
Tokyo Electric Power Co., Inc. (b)	279,100	926,541
		74,098,745
Gas Utilities - 0.1%
APA Group unit	522,327	3,771,314
Beijing Enterprises Holdings Ltd.	668,000	2,187,123
China Resource Gas Group Ltd.	992,000	4,183,148
Osaka Gas Co. Ltd.	130,400	2,119,461
Tokyo Gas Co. Ltd.	347,500	6,707,282
		18,968,328
Independent Power and Renewable Electricity Producers - 0.2%
EDP Renovaveis SA	130,566	2,680,514
Electric Power Development Co. Ltd.	461,300	7,365,622
RWE AG	397,913	16,935,913
RWE AG ADR	18,328	779,123
		27,761,172
Multi-Utilities - 0.5%
E.ON SE	1,011,326	11,065,835
Engie SA	2,543,038	37,111,509
Engie SA ADR (c)	98,719	1,437,349
National Grid PLC	618,370	7,760,370
Veolia Environnement SA	586,476	17,502,985
		74,878,048
TOTAL UTILITIES		195,706,293
TOTAL COMMON STOCKS (Cost $5,335,503,345)		6,947,514,797

Nonconvertible Preferred Stocks - 0.5%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	100,992	9,587,027
Dr. Ing. h.c. F. Porsche AG Series F (b)	63,700	7,687,543
Porsche Automobil Holding SE (Germany)	5,399	306,441
Volkswagen AG	95,982	13,065,612
		30,646,623
CONSUMER STAPLES - 0.1%
Household Products - 0.1%
Henkel AG & Co. KGaA	166,376	12,103,582
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	1,855,000	8,942,918
(PN) sponsored ADR (non-vtg.)	621,173	6,062,648
sponsored ADR	628,033	6,964,886
		21,970,452
FINANCIALS - 0.0%
Banks - 0.0%
Banco Bradesco SA (PN) sponsored ADR	2,085,008	5,275,070
Insurance - 0.0%
Samsung Fire & Marine Insurance Co. Ltd.	34	4,130
TOTAL FINANCIALS		5,279,200
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $64,798,586)		69,999,857

Equity Funds - 50.7%
	Shares	Value ($)
Diversified Emerging Markets Funds - 0.0%
Matthews Pacific Tiger Fund Investor Class	19,976	409,105
Europe Stock Funds - 1.5%
iShares MSCI United Kingdom ETF (c)	6,598,591	213,002,517
WisdomTree Europe Hedged Equity ETF (c)	209,614	16,808,947
TOTAL EUROPE STOCK FUNDS		229,811,464
Foreign Large Blend Funds - 10.1%
Artisan International Value Fund Investor Class	18,686,222	764,827,076
Fidelity SAI International Index Fund (f)	305,272	3,779,269
Fidelity SAI International Low Volatility Index Fund (f)	59,314,291	587,804,624
Harbor International Fund Institutional Class	9,619	400,835
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class A	17,042,996	219,172,923
TOTAL FOREIGN LARGE BLEND FUNDS		1,575,984,727
Foreign Large Growth Funds - 16.7%
American Funds EuroPacific Growth Fund Class F2 (b)	150,854	7,743,347
Fidelity Advisor International Discovery Fund Class Z (f)	18,636,265	762,223,228
Fidelity Diversified International Fund (f)	12,057,488	463,248,691
Fidelity Overseas Fund (f)	11,268,782	605,809,736
Fidelity SAI International Momentum Index Fund (f)	9,951,385	115,734,605
Fidelity SAI International Quality Index Fund (f)	236,975	2,597,246
Invesco Oppenheimer International Growth Fund Class R6	668,760	23,286,220
JOHCM International Select Fund Investor Shares	15,316,513	323,178,432
WCM Focused International Growth Fund Investor Class	14,267,111	294,045,163
TOTAL FOREIGN LARGE GROWTH FUNDS		2,597,866,668
Foreign Large Value Funds - 11.6%
Fidelity SAI International Value Index Fund (f)	63,272,700	562,494,302
iShares MSCI EAFE Value ETF (c)	8,683,407	421,579,410
Oakmark International Fund Investor Class	20,751,076	533,717,667
Pear Tree Polaris Foreign Value Fund Institutional Shares	13,894,323	290,669,238
TOTAL FOREIGN LARGE VALUE FUNDS		1,808,460,617
Foreign Small Mid Blend Funds - 1.3%
Fidelity Advisor International Small Cap Fund Class Z (f)	1,266,326	36,356,224
Fidelity SAI International Small Cap Index Fund (f)	13,370,072	105,356,169
Victory Trivalent International Small-Cap Fund Class I	5,098,485	69,237,421
TOTAL FOREIGN SMALL MID BLEND FUNDS		210,949,814
Foreign Small Mid Growth Funds - 0.7%
Fidelity Advisor International Small Cap Opportunities Fund - Class Z (f)	2,870,211	53,586,840
Oberweis International Opportunities Institutional Fund (b)	1,626,142	14,179,954
T. Rowe Price International Discovery Fund	638,784	38,556,988
Wasatch International Growth Fund Investor Class (b)	110	2,552
TOTAL FOREIGN SMALL MID GROWTH FUNDS		106,326,334
Foreign Small Mid Value Funds - 0.8%
Brandes International Small Cap Equity Fund Class A	2,179,063	27,783,059
Oakmark International Small Cap Fund Investor Class	1,265,946	22,508,520
Transamerica International Small Cap Value Fund Class I	5,083,987	68,176,259
TOTAL FOREIGN SMALL MID VALUE FUNDS		118,467,838
Other - 8.0%
Fidelity Advisor Japan Fund Class Z (f)	3,625,807	53,625,692
Fidelity Japan Smaller Companies Fund (f)	7,000,922	95,282,551
Fidelity SAI Japan Stock Index Fund (f)	97,828,629	813,934,192
iShares MSCI Australia ETF (c)	10,001,860	228,842,557
Matthews Japan Fund Investor Class	237	3,597
WisdomTree Japan Hedged Equity ETF (c)	465,136	32,619,988
WisdomTree Japan SmallCap Dividend ETF	209,514	13,629,389
TOTAL OTHER		1,237,937,966
TOTAL EQUITY FUNDS (Cost $6,799,820,830)		7,886,214,533

U.S. Treasury Obligations - 0.1%
	Principal Amount (g)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.2% to 4.71% 3/9/23 to 5/18/23 (h) (Cost $20,055,849)	20,100,000	20,054,439

Money Market Funds - 5.1%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 4.63% (i)(j)	189,876,708	189,895,696
State Street Institutional U.S. Government Money Market Fund Premier Class 4.43% (k)	603,513,173	603,513,173
TOTAL MONEY MARKET FUNDS (Cost $793,408,869)		793,408,869

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $13,013,587,479)	15,717,192,495
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(170,311,659)
NET ASSETS - 100.0%	15,546,880,836

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	1,086	Mar 2023	148,917,750	(3,033,219)	(3,033,219)
ICE E-mini MSCI EAFE Index Contracts (United States)	3,241	Mar 2023	331,651,530	5,268,026	5,268,026

TOTAL FUTURES CONTRACTS					2,234,807
The notional amount of futures purchased as a percentage of Net Assets is 3.1%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $121,621,349 or 0.8% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Affiliated Fund
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $18,680,319.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.
(k)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Securities Lending Cash Central Fund 4.63%	106,934,926	2,609,452,261	2,526,491,491	3,299,111	-	-	189,895,696	0.6%
Total	106,934,926	2,609,452,261	2,526,491,491	3,299,111	-	-	189,895,696

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor International Discovery Fund Class Z	1,125,937,643	3,649,629	235,064,455	3,585,174	267,113	(132,566,702)	762,223,228
Fidelity Advisor International Small Cap Fund Class Z	75,483,967	557,425	33,755,451	280,067	(4,392,232)	(1,537,485)	36,356,224
Fidelity Advisor International Small Cap Opportunities Fund - Class Z	77,918,434	5,225,407	17,797,543	3,152,037	(2,544,413)	(9,215,045)	53,586,840
Fidelity Advisor Japan Fund Class Z	64,324,457	-	4,000,001	-	(1,162,350)	(5,536,414)	53,625,692
Fidelity Diversified International Fund	649,338,765	6,103,974	124,603,287	6,000,687	(27,665,366)	(39,925,395)	463,248,691
Fidelity Japan Smaller Companies Fund	115,870,288	48,981	11,000,000	48,980	(3,442,927)	(6,193,791)	95,282,551
Fidelity Overseas Fund	778,192,337	4,362,529	108,000,000	4,362,528	(33,150,560)	(35,594,570)	605,809,736
Fidelity SAI International Index Fund	320,771,471	433,616,066	740,000,000	116,067	(38,339,027)	27,730,759	3,779,269
Fidelity SAI International Low Volatility Index Fund	171,461,639	474,513,036	37,000,000	11,513,035	(6,295,732)	(14,874,319)	587,804,624
Fidelity SAI International Momentum Index Fund	451,078,800	2,604,755	277,500,000	2,604,754	(95,333,245)	34,884,295	115,734,605
Fidelity SAI International Quality Index Fund	2,773,326	76,807	-	76,807	-	(252,887)	2,597,246
Fidelity SAI International Small Cap Index Fund	148,232,792	13,553,417	38,498,742	2,879,423	(11,166,051)	(6,765,247)	105,356,169
Fidelity SAI International Value Index Fund	1,659,358,147	24,820,450	967,945,977	24,374,477	(184,833,561)	31,095,243	562,494,302
Fidelity SAI Japan Stock Index Fund	1,198,577,710	57,358,435	306,532,374	18,826,061	(74,169,983)	(61,299,596)	813,934,192
	6,839,319,776	1,026,490,911	2,901,697,830	77,820,097	(482,228,334)	(220,051,154)	4,261,833,369

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	229,829,690	70,441,031	159,388,659	-
Consumer Discretionary	595,475,482	272,545,868	322,929,614	-
Consumer Staples	769,410,607	239,951,698	529,458,909	-
Energy	416,810,175	145,119,687	271,105,687	584,801
Financials	1,221,162,290	619,564,236	601,584,230	13,824
Health Care	808,180,117	222,049,704	586,130,413	-
Industrials	1,238,185,160	697,510,239	540,674,921	-
Information Technology	909,924,901	511,222,238	398,486,255	216,408
Materials	577,671,540	341,216,491	236,454,763	286
Real Estate	55,158,399	49,062,866	6,095,533	-
Utilities	195,706,293	64,120,444	131,585,849	-

Equity Funds	7,886,214,533	7,886,214,533	-	-

Other Short-Term Investments	20,054,439	-	20,054,439	-

Money Market Funds	793,408,869	793,408,869	-	-
Total Investments in Securities:	15,717,192,495	11,912,427,904	3,803,949,272	815,319
Derivative Instruments:

Assets
Futures Contracts	5,268,026	5,268,026	-	-
Total Assets	5,268,026	5,268,026	-	-

Liabilities
Futures Contracts	(3,033,219)	(3,033,219)	-	-
Total Liabilities	(3,033,219)	(3,033,219)	-	-
Total Derivative Instruments:	2,234,807	2,234,807	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	5,268,026	(3,033,219)
Total Equity Risk	5,268,026	(3,033,219)
Total Value of Derivatives	5,268,026	(3,033,219)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $181,278,203) - See accompanying schedule:
Unaffiliated issuers (cost $8,846,483,493)	$11,265,463,430
Fidelity Central Funds (cost $189,895,696)	189,895,696
Other affiliated issuers (cost $3,977,208,290)	4,261,833,369

Total Investment in Securities (cost $13,013,587,479)		$15,717,192,495
Cash		19,460
Foreign currency held at value (cost $2,569,155)		2,557,201
Receivable for investments sold		7,270,671
Receivable for fund shares sold		5,846,257
Dividends receivable		1,504,515
Reclaims receivable		27,791,631
Interest receivable		1,982,173
Distributions receivable from Fidelity Central Funds		166,692
Other receivables		252,378
Total assets		15,764,583,473
Liabilities
Payable for investments purchased
Regular delivery	$8,342,080
Delayed delivery	96,972
Payable for fund shares redeemed	12,960,277
Accrued management fee	2,082,901
Payable for daily variation margin on futures contracts	3,249,172
Other payables and accrued expenses	994,390
Collateral on securities loaned	189,976,845
Total Liabilities		217,702,637
Net Assets		$15,546,880,836
Net Assets consist of:
Paid in capital		$13,335,097,337
Total accumulated earnings (loss)		2,211,783,499
Net Assets		$15,546,880,836
Net Asset Value , offering price and redemption price per share ($15,546,880,836 ÷ 1,482,964,132 shares)		$10.48

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends:
Unaffiliated issuers		$341,780,165
Affiliated issuers		70,477,163
Interest		10,683,967
Income from Fidelity Central Funds (including $3,299,111 from security lending)		3,299,111
Income before foreign taxes withheld		$426,240,406
Less foreign taxes withheld		(25,365,073)
Total Income		400,875,333
Expenses
Management fee	$69,747,873
Custodian fees and expenses	625,528
Independent trustees' fees and expenses	115,929
Registration fees	127,945
Audit	180,429
Legal	32,749
Miscellaneous	122,362
Total expenses before reductions	70,952,815
Expense reductions	(43,026,017)
Total expenses after reductions		27,926,798
Net Investment income (loss)		372,948,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $691,607)	59,412,404
Affiliated issuers	(482,228,334)
Foreign currency transactions	(3,150,902)
Futures contracts	(41,549,481)
Capital gain distributions from underlying funds:
Unaffiliated issuers	30,713,764
Affiliated issuers	7,342,934
Total net realized gain (loss)		(429,459,615)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $858,036)	(1,300,557,142)
Affiliated issuers	(220,051,154)
Assets and liabilities in foreign currencies	(1,089,928)
Futures contracts	19,910,199
Total change in net unrealized appreciation (depreciation)		(1,501,788,025)
Net gain (loss)		(1,931,247,640)
Net increase (decrease) in net assets resulting from operations		$(1,558,299,105)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$372,948,535	$420,263,151
Net realized gain (loss)	(429,459,615)	1,640,920,347
Change in net unrealized appreciation (depreciation)	(1,501,788,025)	(2,142,116,264)
Net increase (decrease) in net assets resulting from operations	(1,558,299,105)	(80,932,766)
Distributions to shareholders	(767,544,263)	(1,971,210,060)
Share transactions
Proceeds from sales of shares	2,127,444,820	6,949,817,508
Reinvestment of distributions	701,384,533	1,846,735,934
Cost of shares redeemed	(7,614,587,352)	(3,886,239,701)
Net increase (decrease) in net assets resulting from share transactions	(4,785,757,999)	4,910,313,741
Total increase (decrease) in net assets	(7,111,601,367)	2,858,170,915

Net Assets
Beginning of period	22,658,482,203	19,800,311,288
End of period	$15,546,880,836	$22,658,482,203

Other Information
Shares
Sold	206,337,946	536,412,235
Issued in reinvestment of distributions	66,242,351	146,286,367
Redeemed	(750,797,416)	(299,692,661)
Net increase (decrease)	(478,217,119)	383,005,941

Financial Highlights
Strategic Advisers® International Fund

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.55	$12.55	$9.93	$10.03	$11.43
Income from Investment Operations
Net investment income (loss) B,C	.22	.24	.13	.20	.21
Net realized and unrealized gain (loss)	(.83)	(.12)	2.71	.06	(.98)
Total from investment operations	(.61)	.12	2.84	.26	(.77)
Distributions from net investment income	(.23)	(.26)	(.14)	(.22)	(.18)
Distributions from net realized gain	(.22)	(.86)	(.08)	(.14)	(.44)
Total distributions	(.46) D	(1.12)	(.22)	(.36)	(.63) D
Net asset value, end of period	$10.48	$11.55	$12.55	$9.93	$10.03
Total Return E	(5.30)%	.30%	28.99%	2.35%	(6.57)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.41%	.41%	.43%	.44%	.45%
Expenses net of fee waivers, if any	.16%	.16%	.18%	.19%	.20%
Expenses net of all reductions	.16%	.16%	.18%	.19%	.20%
Net investment income (loss)	2.16%	1.83%	1.25%	1.91%	1.95%
Supplemental Data
Net assets, end of period (000 omitted)	$15,546,881	$22,658,482	$19,800,311	$15,096,568	$15,904,961
Portfolio turnover rate H	25%	29%	41%	33%	39%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers International Fund	$252,378

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.   In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and deferred Trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,356,780,614
Gross unrealized depreciation	(726,386,131)
Net unrealized appreciation (depreciation)	$2,630,394,483
Tax Cost	$13,086,798,012

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(417,396,591)
Net unrealized appreciation (depreciation) on securities and other investments	$2,629,589,609

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(417,396,591)

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$345,097,221	$ 781,760,795
Long-term Capital Gains	422,447,042	1,189,449,265
Total	$767,544,263	$ 1,971,210,060

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers International Fund	4,243,196,480	9,189,151,072
5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .40% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Arrowstreet Capital, Limited Partnership, Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley LLC, T. Rowe Price Associates, Inc. and William Blair Investment Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIAM LLC (an affiliate of the investment adviser), FIL Investment Advisors and Geode Capital Management, LLC, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers International Fund	$3,470

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers International Fund	$32,864

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers International Fund	$356,225	$-	$-

9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $43,004,474.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $21,543.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers International Fund
Fidelity Japan Smaller Companies Fund	25%
Fidelity SAI International Low Volatility Index Fund	11%
Fidelity SAI International Momentum Index Fund	19%
Fidelity SAI International Small Cap Index Fund	15%
Fidelity SAI International Value Index Fund	12%
Fidelity SAI Japan Stock Index Fund	90%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees.   The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women';s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Strategic Advisers® International Fund	.17%
Actual		$ 1,000	$ 1,115.50	$ .89
Hypothetical- B		$ 1,000	$ 1,023.95	$ .85

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 94.00% and 95.26% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0251 and $0.0211 for the dividend paid April 11, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, Massachusetts Financial Services Company, Thompson, Siegel & Walmsley, LLC, T. Rowe Price Associates, Inc. and William Blair Investment Management, LLC (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, and FIL Investment Advisors (UK) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2022 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.   The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds throughout the COVID-19 pandemic.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2021, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the three- and five-year periods and in the second quartile for the one-year period ended December 31, 2021. The Board also noted that the fund had out-performed 54%, 87%, and 85% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2021. The Board also noted that the investment performance of the fund was higher than its benchmark for the three- and five-year periods shown and lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.   The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to selected groups of competitive funds (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar investment objective categories (as classified by Lipper) that it believes have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2021.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2021.

Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.   The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of New Sub-Advisory Agreement

Strategic Advisers International Fund

In December 2022, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), Thompson, Siegel & Walmsley LLC (TSW or Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement) through September 30, 2023, with the understanding that the Board will consider the renewal of the New Sub-Advisory Agreement in September 2023. The Board noted that TSW is an existing sub-adviser to the fund and that the New Sub-Advisory Agreement will take effect upon consummation of a transaction which, if consummated, would result in a change in control of the parent company of TSW (Transaction). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the New Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the New Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

The Board noted that it had approved an existing sub-advisory agreement with the Sub-Adviser at its September 2022 meeting. The Board further noted that the Transaction is not expected to result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered the detailed information provided by Strategic Advisers and the Sub-Adviser in the December 2022 Board materials and the 2022 annual contract renewal materials.

In connection with its consideration of future renewals of the New Sub-Advisory Agreement, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

The Board concluded that the New Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved through September 30, 2023, with the understanding that the Board will consider the renewal of the New Sub-Advisory Agreement in September 2023. The Board also concluded that the approval of the New Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.912865.112
SIT-ANN-0423
Strategic Advisers® Fidelity® International Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 28, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Fidelity® International Fund	-5.41%	3.45%	5.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® International Fund on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

21,000
20,000
18,000
16,000
14,000
12,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
'23
Period Ending Values
$17,420 Strategic Advisers® Fidelity® International Fund
$16,323 MSCI EAFE Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -7.03% for the 12 months ending February 28, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index. The new year began with an encouraging upturn in January (+8.12%), but foreign stocks lost momentum in February (-3.51%) amid higher-than-expected inflation in some countries. Some investors took this as a sign that the global economy continued to run hot, even after a year of historic policy adjustment by central banks around the world aimed at cooling economic growth. Though the rate of inflation declined in some markets in the latter months of the one-year period, it remained elevated and above levels targeted by central bankers. Other factors influencing equities abroad the past 12 months included rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar, Russia's ongoing war in Ukraine and the potential for variants of the coronavirus to upend global economic growth. Value stocks handily outpaced growth this period. Among regions within the index, emerging markets (-15%) notably lagged, as did Japan (-9%). Conversely, the U.K. (0%) and Europe ex U.K. (-1%) held up best. Asia Pacific ex Japan (-3%) also topped the broader market. From a sector perspective, real estate (-17%) fared worst, followed by the growth-oriented information technology (-16%) and communication services (-14%) groups. In sharp contrast, energy gained 6% amid elevated prices for oil and natural gas, while the financials (-1%) sector also outperformed.
Comments from Portfolio Manager Wilfred Chilangwa:
For the fiscal year ending February 28, 2023, the Fund returned -5.41%, trailing the -2.94% result of the benchmark MSCI EAFE Index. Among the Fund's underlying managers, Fidelity Advisor ® International Discovery Fund (-11%) was the biggest relative detractor the past 12 months. The fund follows a growth-at-a-reasonable-price approach and its performance suffered due to poor security selection in the financials, health care and energy sectors, along with an underweight to Australia. Fidelity ® Overseas Fund (-7%) also worked against the broader Fund's relative return. In particular, picks among industrials, health care and materials stocks, primarily in Europe ex U.K. and Japan, weighed on this manager's result. Exposure to Fidelity ® Diversified International Fund (-9%) further dampened relative performance. This fund's growth-oriented approach faced a stylistic headwind while investment choices in health care, industrials and information technology, especially in Europe, proved detrimental, as did picks in Japan and the U.K. On the plus side, Fidelity ®   SAI International Value Index Fund (+0.4%) helped the most on a relative basis. The outperformance of value-oriented stocks provided a favorable backdrop for this fund's approach during the period. Looking under the hood, security selection across several sectors in Japan and Europe ex U.K. boosted its result. The International Equity Value mandate from sub-adviser FIAM ® (0%) also contributed, aided by picks among financials, energy and mining companies, primarily in Europe and Japan. Given the increased risk of global recession, we maintained the Fund's modestly defensive positioning as of February 28, primarily by slightly increasing its allocation to Fidelity ® SAI Low Volatility Index Fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 28, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Fidelity SAI International Value Index Fund	19.0
Fidelity Overseas Fund	10.7
Fidelity Advisor International Discovery Fund Class Z	9.6
Fidelity Diversified International Fund	8.3
Fidelity International Capital Appreciation Fund	7.3
Fidelity SAI International Low Volatility Index Fund	5.8
Fidelity SAI International Small Cap Index Fund	2.3
Fidelity Advisor Japan Fund Class Z	1.8
Fidelity SAI International Momentum Index Fund	1.4
Fidelity SAI International Index Fund	0.8
67.0

Asset Allocation (% of Fund's net assets)

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 25.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.3%
Cellnex Telecom SA (a)	596,559	22,382,174
Deutsche Telekom AG	1,020,683	22,907,261
Elisa Corp. (A Shares)	134,031	7,615,594
HKT Trust/HKT Ltd. unit	7,637,000	9,923,994
		62,829,023
Entertainment - 0.2%
Capcom Co. Ltd.	474,100	14,920,631
Sea Ltd. ADR (b)	308,530	19,280,040
Universal Music Group NV	606,397	14,287,531
		48,488,202
Interactive Media & Services - 0.0%
Z Holdings Corp.	2,708,000	7,270,033
Media - 0.2%
Publicis Groupe SA	124,047	9,871,827
Vivendi SA (c)	1,226,400	12,644,748
WPP PLC	1,130,465	13,903,799
		36,420,374
Wireless Telecommunication Services - 0.2%
SoftBank Group Corp.	927,700	37,517,381
TOTAL COMMUNICATION SERVICES		192,525,013
CONSUMER DISCRETIONARY - 2.3%
Auto Components - 0.2%
DENSO Corp.	694,900	36,945,989
Automobiles - 0.7%
Ferrari NV (Italy)	29,552	7,667,379
Mercedes-Benz Group AG (Germany)	336,946	25,824,474
Suzuki Motor Corp.	867,100	30,460,426
Toyota Motor Corp.	6,058,800	82,578,888
		146,531,167
Hotels, Restaurants & Leisure - 0.2%
Compass Group PLC	931,570	21,520,951
Flight Centre Travel Group Ltd. (b)	1,449,388	18,335,512
Flutter Entertainment PLC (Ireland) (b)	51,782	8,344,182
Shidax Corp.	10,300	59,914
		48,260,559
Household Durables - 0.3%
Barratt Developments PLC	3,346,540	18,883,084
Berkeley Group Holdings PLC	203,437	10,267,788
Sony Group Corp.	411,400	34,399,821
		63,550,693
Internet & Direct Marketing Retail - 0.1%
Deliveroo PLC Class A (a)(b)	3,770,445	3,750,676
Prosus NV	142,540	10,218,583
		13,969,259
Leisure Products - 0.0%
Bandai Namco Holdings, Inc.	58,700	3,627,497
Multiline Retail - 0.1%
B&M European Value Retail SA	1,257,642	7,439,727
Pan Pacific International Holdings Ltd.	486,900	8,904,418
		16,344,145
Specialty Retail - 0.1%
Fast Retailing Co. Ltd.	78,600	15,528,919
JD Sports Fashion PLC	2,649,912	5,772,466
		21,301,385
Textiles, Apparel & Luxury Goods - 0.6%
Compagnie Financiere Richemont SA Series A	263,946	39,881,277
Hermes International SCA	9,142	16,588,016
LVMH Moet Hennessy Louis Vuitton SE	82,247	68,374,171
		124,843,464
TOTAL CONSUMER DISCRETIONARY		475,374,158
CONSUMER STAPLES - 1.6%
Beverages - 0.5%
Carlsberg A/S Series B	104,636	14,786,219
Coca-Cola HBC AG	486,693	12,451,855
Diageo PLC	945,409	40,119,821
Pernod Ricard SA	142,454	29,788,170
		97,146,065
Food & Staples Retailing - 0.1%
Seven & i Holdings Co. Ltd.	355,300	15,884,316
Food Products - 0.5%
Nestle SA (Reg. S)	794,518	89,518,855
Tate & Lyle PLC	2,009,622	19,396,205
		108,915,060
Household Products - 0.1%
Reckitt Benckiser Group PLC	253,546	17,592,294
Personal Products - 0.4%
Haleon PLC	3,910,462	15,143,560
L'Oreal SA	45,712	18,068,717
Shiseido Co. Ltd.	412,300	18,989,632
Unilever PLC	448,915	22,350,363
		74,552,272
Tobacco - 0.0%
Imperial Brands PLC	416,337	10,030,091
TOTAL CONSUMER STAPLES		324,120,098
ENERGY - 1.8%
Energy Equipment & Services - 0.0%
John Wood Group PLC (b)	3,372,764	7,929,268
Tenaris SA	405,670	6,674,144
		14,603,412
Oil, Gas & Consumable Fuels - 1.8%
BP PLC	2,291,599	15,059,317
Eni SpA	1,447,700	20,447,360
Equinor ASA	570,933	17,478,172
Idemitsu Kosan Co. Ltd.	331,100	7,380,474
INPEX Corp.	2,143,500	22,559,844
Reliance Industries Ltd. sponsored GDR (a)	193,300	10,766,810
Santos Ltd.	6,194,747	28,925,819
Shell PLC ADR	1,212,900	73,707,933
Thungela Resources Ltd. (c)	106,900	1,235,699
TotalEnergies SE	1,921,074	118,538,382
Woodside Energy Group Ltd.	1,848,717	44,794,403
		360,894,213
TOTAL ENERGY		375,497,625
FINANCIALS - 6.4%
Banks - 3.3%
Banco Santander SA (Spain)	12,848,002	50,587,820
Bank of Ireland Group PLC	3,095,303	34,146,798
BNP Paribas SA	1,087,883	76,055,194
CaixaBank SA	7,399,138	31,770,957
Commonwealth Bank of Australia	204,559	13,859,752
Erste Group Bank AG	291,200	11,451,523
FinecoBank SpA	832,314	14,393,535
ING Groep NV (Certificaten Van Aandelen)	760,508	10,643,401
KBC Group NV	515,819	38,572,630
Lloyds Banking Group PLC	44,684,530	28,219,652
Mediobanca SpA	1,421,900	15,189,831
Mitsubishi UFJ Financial Group, Inc.	5,019,700	35,587,129
Mizuho Financial Group, Inc.	2,283,800	35,601,818
National Australia Bank Ltd.	647,426	13,031,574
NatWest Group PLC	5,947,105	20,891,843
Nordea Bank ABP	2,513,574	31,849,489
PT Bank Rakyat Indonesia (Persero) Tbk	26,595,600	8,144,358
Standard Chartered PLC (United Kingdom)	6,280,071	59,238,338
Sumitomo Mitsui Financial Group, Inc.	1,733,200	75,695,539
Unicaja Banco SA (a)	3,571,800	4,571,250
United Overseas Bank Ltd.	2,775,303	61,516,361
		671,018,792
Capital Markets - 0.7%
Deutsche Borse AG	53,313	9,296,403
Hong Kong Exchanges and Clearing Ltd.	97,500	3,905,135
Macquarie Group Ltd.	459,189	58,559,458
Nordnet AB	423,741	7,492,784
UBS Group AG	1,135,354	24,651,472
UBS Group AG (c)	1,774,800	38,655,144
		142,560,396
Diversified Financial Services - 0.3%
Investor AB (B Shares)	2,529,852	48,963,318
ORIX Corp.	1,093,300	19,604,803
		68,568,121
Insurance - 2.1%
AIA Group Ltd.	4,929,800	52,394,000
Allianz SE	133,506	31,349,007
Aviva PLC	3,047,935	16,365,955
AXA SA	2,103,660	66,289,466
Beazley PLC	1,173,100	9,637,563
Hannover Reuck SE	105,700	20,537,456
Hiscox Ltd.	778,564	10,676,051
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	132,449	45,683,775
Prudential PLC	3,079,249	47,060,007
Sampo Oyj (A Shares)	417,300	20,321,053
Steadfast Group Ltd.	2,701,050	10,596,238
Swiss Life Holding AG	21,020	12,636,326
Tokio Marine Holdings, Inc.	1,075,200	22,825,938
Zurich Insurance Group Ltd.	124,556	59,083,551
		425,456,386
TOTAL FINANCIALS		1,307,603,695
HEALTH CARE - 2.6%
Biotechnology - 0.1%
Argenx SE (b)	54,921	19,991,542
Health Care Equipment & Supplies - 0.4%
EssilorLuxottica SA	113,111	19,668,406
Hoya Corp.	362,800	35,892,299
Olympus Corp.	1,208,900	20,368,085
Siemens Healthineers AG (a)	216,986	11,324,539
		87,253,329
Life Sciences Tools & Services - 0.1%
Eurofins Scientific SA	164,182	11,461,250
Pharmaceuticals - 2.0%
AstraZeneca PLC (United Kingdom)	666,180	86,788,657
Bayer AG	333,000	19,773,957
Daiichi Sankyo Kabushiki Kaisha	891,300	28,072,685
Euroapi SASU	17,269	283,114
Merck KGaA	111,007	21,057,861
Novo Nordisk A/S Series B	468,431	66,168,348
Roche Holding AG (participation certificate)	226,728	65,374,520
Sanofi SA	950,757	88,894,194
UCB SA	370,979	31,932,250
		408,345,586
TOTAL HEALTH CARE		527,051,707
INDUSTRIALS - 4.0%
Aerospace & Defense - 0.7%
Airbus Group NV	212,349	27,811,467
BAE Systems PLC	5,029,976	54,324,766
Dassault Aviation SA	70,661	12,159,895
Rheinmetall AG	181,416	46,167,219
		140,463,347
Air Freight & Logistics - 0.5%
Deutsche Post AG	1,385,592	58,598,038
DSV A/S	176,859	32,194,795
		90,792,833
Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR (b)	136,700	12,681,659
Building Products - 0.1%
ASSA ABLOY AB (B Shares)	382,204	9,300,462
Kingspan Group PLC (Ireland)	147,973	9,637,950
Nibe Industrier AB (B Shares)	622,359	6,444,757
		25,383,169
Commercial Services & Supplies - 0.1%
Rentokil Initial PLC	2,508,512	15,430,196
Construction & Engineering - 0.3%
Ferrovial SA	587,616	16,321,153
VINCI SA	335,856	38,308,531
		54,629,684
Electrical Equipment - 0.0%
Legrand SA	82,056	7,579,284
Industrial Conglomerates - 0.8%
Hitachi Ltd.	1,634,100	82,692,145
Siemens AG	515,442	78,549,212
		161,241,357
Machinery - 0.5%
Indutrade AB	440,423	9,382,339
Kawasaki Heavy Industries Ltd.	673,000	14,700,173
Minebea Mitsumi, Inc.	1,610,900	27,945,693
Misumi Group, Inc.	458,200	10,903,514
Mitsubishi Heavy Industries Ltd.	275,900	10,162,231
Sandvik AB	1,070,800	22,074,765
SMC Corp.	17,000	8,641,207
Techtronic Industries Co. Ltd.	696,500	6,925,603
		110,735,525
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	8,778	20,447,013
Professional Services - 0.3%
Experian PLC	217,855	7,344,793
Persol Holdings Co. Ltd.	635,500	12,728,203
Recruit Holdings Co. Ltd.	522,200	14,003,228
RELX PLC (London Stock Exchange)	481,799	14,528,887
Teleperformance	73,300	19,072,235
		67,677,346
Trading Companies & Distributors - 0.4%
Bunzl PLC	571,461	20,373,998
Ferguson PLC	74,300	10,675,456
IMCD NV	83,466	13,233,470
Itochu Corp.	1,244,700	37,197,931
		81,480,855
Transportation Infrastructure - 0.1%
Aena SME SA (a)	41,648	6,449,080
Auckland International Airport Ltd. (b)	1,540,791	8,326,345
		14,775,425
TOTAL INDUSTRIALS		803,317,693
INFORMATION TECHNOLOGY - 1.9%
Electronic Equipment & Components - 0.2%
Azbil Corp.	203,700	5,296,155
Ibiden Co. Ltd.	167,600	5,754,691
Keyence Corp.	43,100	18,641,688
Murata Manufacturing Co. Ltd.	194,800	10,427,135
		40,119,669
IT Services - 0.7%
Adyen BV (a)(b)	11,120	15,761,823
ALTEN	56,100	8,781,872
Amadeus IT Holding SA Class A (b)	178,519	11,225,793
Capgemini SA	162,640	30,594,527
Edenred SA	175,125	9,876,448
Fujitsu Ltd.	230,700	29,628,405
Net One Systems Co. Ltd.	269,600	6,158,099
TIS, Inc.	253,900	6,302,978
Wix.com Ltd. (b)	161,260	14,598,868
Worldline SA (a)(b)	234,124	9,751,848
		142,680,661
Semiconductors & Semiconductor Equipment - 0.7%
Advantest Corp.	94,500	7,502,809
ASML Holding NV (Netherlands)	87,224	53,761,087
Infineon Technologies AG	436,194	15,430,983
Mitsui High-Tec, Inc.	112,400	5,786,963
Renesas Electronics Corp. (b)	3,185,600	41,149,977
Sumco Corp.	703,100	9,703,095
Tokyo Electron Ltd.	23,700	8,131,518
		141,466,432
Software - 0.1%
NICE Ltd. (b)	52,576	10,879,580
Technology Hardware, Storage & Peripherals - 0.2%
FUJIFILM Holdings Corp.	775,200	36,176,569
Samsung Electronics Co. Ltd.	215,540	9,886,333
		46,062,902
TOTAL INFORMATION TECHNOLOGY		381,209,244
MATERIALS - 2.5%
Chemicals - 0.9%
Air Liquide SA	244,712	38,878,972
Covestro AG (a)	198,800	8,739,338
HEXPOL AB (B Shares)	899,683	10,029,901
Koninklijke DSM NV	62,321	7,692,505
Lanxess AG	184,003	8,582,741
Linde PLC (c)	63,300	21,813,095
Nutrien Ltd.	136,100	10,604,728
Shin-Etsu Chemical Co. Ltd.	359,600	49,851,766
Sika AG	87,047	24,410,171
		180,603,217
Construction Materials - 0.3%
CRH PLC	1,155,391	54,272,767
Metals & Mining - 1.2%
Alleima AB	67,120	363,428
Anglo American PLC (United Kingdom)	900,471	31,115,536
ArcelorMittal SA (Netherlands)	680,913	20,486,137
BHP Group Ltd.	2,159,817	65,691,007
Glencore PLC	12,408,010	73,974,888
Lynas Rare Earths Ltd. (b)	5,711,080	31,365,272
Newcrest Mining Ltd.	608,490	9,315,219
South32 Ltd.	6,951,057	20,299,770
		252,611,257
Paper & Forest Products - 0.1%
UPM-Kymmene Corp.	287,768	10,443,011
TOTAL MATERIALS		497,930,252
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Link (REIT)	2,159,637	14,196,916
Link (REIT) rights (b)	431,927	407,198
National Storage REIT unit	9,557,946	16,207,485
Warehouses de Pauw	471,287	14,435,988
		45,247,587
Real Estate Management & Development - 0.4%
Kerry Properties Ltd.	4,941,500	12,364,137
Mitsubishi Estate Co. Ltd.	1,440,000	17,899,502
Mitsui Fudosan Co. Ltd.	247,800	4,722,860
Sino Land Ltd.	9,722,000	12,459,974
Vonovia SE	800,889	20,141,619
		67,588,092
TOTAL REAL ESTATE		112,835,679
UTILITIES - 0.7%
Electric Utilities - 0.4%
Enel SpA	1,867,000	10,473,054
Iberdrola SA	2,098,625	24,057,446
Kansai Electric Power Co., Inc.	2,694,800	25,373,535
ORSTED A/S (a)	328,818	28,621,324
		88,525,359
Independent Power and Renewable Electricity Producers - 0.2%
RWE AG	1,047,119	44,567,320
Multi-Utilities - 0.1%
Veolia Environnement SA	282,675	8,436,247
TOTAL UTILITIES		141,528,926
TOTAL COMMON STOCKS (Cost $4,904,724,556)		5,138,994,090

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE (Germany)	256,100	14,535,928
Volkswagen AG	76,482	10,411,162
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $33,405,075)		24,947,090

Equity Funds - 69.8%
	Shares	Value ($)
Foreign Large Blend Funds - 7.3%
Fidelity Pacific Basin Fund (d)	4,715,308	136,555,327
Fidelity SAI International Index Fund (d)	13,358,547	165,378,810
Fidelity SAI International Low Volatility Index Fund (d)	119,047,778	1,179,763,482
TOTAL FOREIGN LARGE BLEND FUNDS		1,481,697,619
Foreign Large Growth Funds - 37.8%
Fidelity Advisor International Discovery Fund Class Z (d)	47,845,841	1,956,894,915
Fidelity Diversified International Fund (d)	43,859,439	1,685,079,660
Fidelity International Capital Appreciation Fund (d)	66,221,018	1,484,013,020
Fidelity Overseas Fund (d)	40,641,310	2,184,876,804
Fidelity SAI International Momentum Index Fund (d)	24,309,817	282,723,166
Fidelity SAI International Quality Index Fund (d)	8,942,764	98,012,695
TOTAL FOREIGN LARGE GROWTH FUNDS		7,691,600,260
Foreign Large Value Funds - 19.0%
Fidelity SAI International Value Index Fund (d)	434,725,086	3,864,706,011
Foreign Small Mid Blend Funds - 2.3%
Fidelity SAI International Small Cap Index Fund (d)	58,897,441	464,111,834
Foreign Small Mid Growth Funds - 0.5%
Fidelity Advisor International Small Cap Opportunities Fund - Class Z (d)	5,604,985	104,645,069
Sector Funds - 0.4%
Fidelity Advisor International Real Estate Fund Class Z (d)	7,653,374	78,676,681
Other - 2.5%
Fidelity Advisor Japan Fund Class Z (d)	24,951,250	369,028,981
Fidelity Japan Smaller Companies Fund (d)	2,899,753	39,465,642
Fidelity SAI Japan Stock Index Fund (d)	10,713,031	89,132,420
TOTAL OTHER		497,627,043
TOTAL EQUITY FUNDS (Cost $14,205,195,906)		14,183,064,517

Other - 0.0%
	Shares	Value ($)
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (d) (Cost $11,491,612)	1,313,459	12,162,626

U.S. Treasury Obligations - 0.1%
	Principal Amount (e)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.2% to 4.77% 3/2/23 to 6/1/23 (f) (Cost $27,973,585)	28,040,000	27,972,007

Money Market Funds - 4.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (g)	81,211,871	81,228,114
Fidelity Securities Lending Cash Central Fund 4.63% (g)(h)	63,059,168	63,065,474
State Street Institutional U.S. Government Money Market Fund Premier Class 4.43% (i)	847,206,042	847,206,042
TOTAL MONEY MARKET FUNDS (Cost $991,499,630)		991,499,630

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $20,174,290,364)	20,378,639,960
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(48,954,883)
NET ASSETS - 100.0%	20,329,685,077

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	250	Mar 2023	34,281,250	(698,255)	(698,255)
ICE E-mini MSCI EAFE Index Contracts (United States)	7,955	Mar 2023	814,035,150	793,639	793,639

TOTAL FUTURES CONTRACTS					95,384
The notional amount of futures purchased as a percentage of Net Assets is 4.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $651,208,286.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $122,118,862 or 0.6% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Affiliated Fund
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $27,972,007.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
(i)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	69,827,988	783,072,415	771,672,289	1,955,511	-	-	81,228,114	0.2%
Fidelity Securities Lending Cash Central Fund 4.63%	26,204,871	707,757,964	670,897,361	1,062,925	-	-	63,065,474	0.2%
Total	96,032,859	1,490,830,379	1,442,569,650	3,018,436	-	-	144,293,588

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor International Discovery Fund Class Z	2,384,485,835	9,395,830	165,000,000	9,395,831	(61,092,919)	(210,893,831)	1,956,894,915
Fidelity Advisor International Real Estate Fund Class Z	109,352,502	3,860,487	11,000,000	3,860,487	(3,996,453)	(19,539,855)	78,676,681
Fidelity Advisor International Small Cap Opportunities Fund - Class Z	100,692,930	24,212,658	4,000,000	6,397,631	(1,533,370)	(14,727,149)	104,645,069
Fidelity Advisor Japan Fund Class Z	426,151,570	-	13,000,001	-	(4,964,044)	(39,158,544)	369,028,981
Fidelity Diversified International Fund	2,014,096,859	22,613,382	154,258,218	22,355,163	(47,517,586)	(149,854,777)	1,685,079,660
Fidelity International Capital Appreciation Fund	1,739,292,927	716,354	126,000,000	716,355	(42,836,477)	(87,159,784)	1,484,013,020
Fidelity Japan Smaller Companies Fund	44,077,424	20,288	1,000,000	20,288	(375,740)	(3,256,330)	39,465,642
Fidelity Overseas Fund	2,516,726,904	16,674,369	139,000,000	16,674,369	(38,342,433)	(171,182,036)	2,184,876,804
Fidelity Pacific Basin Fund	171,989,260	-	4,999,999	11,454,300	(893,593)	(29,540,341)	136,555,327
Fidelity SAI Inflation-Focused Fund	13,476,115	1,468,909	-	1,468,909	-	(2,782,398)	12,162,626
Fidelity SAI International Index Fund	1,344,983,583	160,273,067	1,183,197,059	273,066	(160,486,923)	3,806,142	165,378,810
Fidelity SAI International Low Volatility Index Fund	1,286,213,686	23,107,437	8,000,000	23,107,437	(1,668,551)	(119,889,090)	1,179,763,482
Fidelity SAI International Momentum Index Fund	304,885,776	6,363,043	2,000,000	6,363,044	(686,792)	(25,838,861)	282,723,166
Fidelity SAI International Quality Index Fund	110,258,936	2,898,473	5,000,000	2,898,473	(1,456,682)	(8,688,032)	98,012,695
Fidelity SAI International Small Cap Index Fund	572,933,019	13,428,358	52,000,000	13,428,358	(14,707,453)	(55,542,090)	464,111,834
Fidelity SAI International Value Index Fund	4,068,504,316	166,427,823	204,229,885	164,197,938	(33,975,291)	(132,020,952)	3,864,706,011
Fidelity SAI Japan Stock Index Fund	168,885,685	2,314,306	60,110,911	2,203,397	(17,259,516)	(4,697,144)	89,132,420
	17,377,007,327	453,774,784	2,132,796,073	284,815,046	(431,793,823)	(1,070,965,072)	14,195,227,143

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	192,525,013	74,256,834	118,268,179	-
Consumer Discretionary	500,321,248	192,575,993	307,745,255	-
Consumer Staples	324,120,098	95,769,422	228,350,676	-
Energy	375,497,625	123,580,028	251,917,597	-
Financials	1,307,603,695	634,226,656	673,377,039	-
Health Care	527,051,707	140,663,265	386,388,442	-
Industrials	803,317,693	486,759,140	316,558,553	-
Information Technology	381,209,244	185,940,675	195,268,569	-
Materials	497,930,252	176,006,323	321,923,929	-
Real Estate	112,835,679	74,387,360	38,448,319	-
Utilities	141,528,926	69,940,855	71,588,071	-

Equity Funds	14,183,064,517	14,183,064,517	-	-

Other	12,162,626	12,162,626	-	-

Other Short-Term Investments	27,972,007	-	27,972,007	-

Money Market Funds	991,499,630	991,499,630	-	-
Total Investments in Securities:	20,378,639,960	17,440,833,324	2,937,806,636	-
Derivative Instruments:

Assets
Futures Contracts	793,639	793,639	-	-
Total Assets	793,639	793,639	-	-

Liabilities
Futures Contracts	(698,255)	(698,255)	-	-
Total Liabilities	(698,255)	(698,255)	-	-
Total Derivative Instruments:	95,384	95,384	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	793,639	(698,255)
Total Equity Risk	793,639	(698,255)
Total Value of Derivatives	793,639	(698,255)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $60,717,796) - See accompanying schedule:
Unaffiliated issuers (cost $5,813,309,258)	$6,039,119,229
Fidelity Central Funds (cost $144,293,588)	144,293,588
Other affiliated issuers (cost $14,216,687,518)	14,195,227,143

Total Investment in Securities (cost $20,174,290,364)		$20,378,639,960
Foreign currency held at value (cost $5,349)		5,343
Receivable for investments sold		32,654,649
Receivable for fund shares sold		26,078,922
Dividends receivable		12,211,010
Interest receivable		2,494,223
Distributions receivable from Fidelity Central Funds		275,631
Other receivables		40,684
Total assets		20,452,400,422
Liabilities
Payable for investments purchased	$37,033,422
Payable for fund shares redeemed	14,721,362
Accrued management fee	1,214,985
Payable for daily variation margin on futures contracts	6,451,376
Other payables and accrued expenses	228,726
Collateral on securities loaned	63,065,474
Total Liabilities		122,715,345
Net Assets		$20,329,685,077
Net Assets consist of:
Paid in capital		$21,221,133,808
Total accumulated earnings (loss)		(891,448,731)
Net Assets		$20,329,685,077
Net Asset Value , offering price and redemption price per share ($20,329,685,077 ÷ 1,924,433,541 shares)		$10.56

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends:
Unaffiliated issuers		$179,721,464
Affiliated issuers		247,778,653
Interest		10,594,785
Income from Fidelity Central Funds (including $1,062,925 from security lending)		3,018,436
Income before foreign taxes withheld		$441,113,338
Less foreign taxes withheld		(14,673,843)
Total Income		426,439,495
Expenses
Management fee	$64,419,507
Custodian fees and expenses	331,063
Independent trustees' fees and expenses	134,981
Registration fees	638,556
Audit	98,189
Legal	34,081
Miscellaneous	131,818
Total expenses before reductions	65,788,195
Expense reductions	(50,972,031)
Total expenses after reductions		14,816,164
Net Investment income (loss)		411,623,331
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(417,434,180)
Affiliated issuers	(431,793,823)
Foreign currency transactions	(2,291,878)
Futures contracts	(240,697,933)
Capital gain distributions from underlying funds:
Affiliated issuers	37,036,393
Total net realized gain (loss)		(1,055,181,421)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	92,001,424
Affiliated issuers	(1,070,965,072)
Assets and liabilities in foreign currencies	(197,019)
Futures contracts	85,966,363
Total change in net unrealized appreciation (depreciation)		(893,194,304)
Net gain (loss)		(1,948,375,725)
Net increase (decrease) in net assets resulting from operations		$(1,536,752,394)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$411,623,331	$461,425,423
Net realized gain (loss)	(1,055,181,421)	1,113,337,301
Change in net unrealized appreciation (depreciation)	(893,194,304)	(1,762,830,917)
Net increase (decrease) in net assets resulting from operations	(1,536,752,394)	(188,068,193)
Distributions to shareholders	(932,369,267)	(1,317,924,908)
Share transactions
Proceeds from sales of shares	6,042,249,354	12,229,755,768
Reinvestment of distributions	908,934,682	1,294,919,467
Cost of shares redeemed	(8,739,005,114)	(3,882,294,279)
Net increase (decrease) in net assets resulting from share transactions	(1,787,821,078)	9,642,380,956
Total increase (decrease) in net assets	(4,256,942,739)	8,136,387,855

Net Assets
Beginning of period	24,586,627,816	16,450,239,961
End of period	$20,329,685,077	$24,586,627,816

Other Information
Shares
Sold	582,743,564	956,141,916
Issued in reinvestment of distributions	84,478,706	102,217,040
Redeemed	(851,489,717)	(302,048,311)
Net increase (decrease)	(184,267,447)	756,310,645

Financial Highlights
Strategic Advisers® Fidelity® International Fund

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.66	$12.16	$9.84	$9.66	$10.69
Income from Investment Operations
Net investment income (loss) B,C	.21	.27	.10	.20	.16
Net realized and unrealized gain (loss)	(.84)	(.03)	2.37	.31	(.85)
Total from investment operations	(.63)	.24	2.47	.51	(.69)
Distributions from net investment income	(.21)	(.25)	(.08)	(.19)	(.15)
Distributions from net realized gain	(.26)	(.49)	(.07)	(.14)	(.20)
Total distributions	(.47)	(.74)	(.15)	(.33)	(.34) D
Net asset value, end of period	$10.56	$11.66	$12.16	$9.84	$9.66
Total Return E	(5.41)%	1.59%	25.35%	5.10%	(6.41)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.32%	.30%	.28%	.29%	.35%
Expenses net of fee waivers, if any	.07%	.05%	.03%	.04%	.10%
Expenses net of all reductions	.07%	.05%	.03%	.04%	.09%
Net investment income (loss)	2.02%	2.09%	.93%	1.97%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$20,329,685	$24,586,628	$16,450,240	$8,776,005	$6,342,369
Portfolio turnover rate H	16%	17%	6%	6%	9%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Strategic Advisers Fidelity International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity International Fund	$40,240

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,405,051,643
Gross unrealized depreciation	(1,284,534,487)
Net unrealized appreciation (depreciation)	$120,517,156
Tax Cost	$20,258,122,804

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,011,741,848)
Net unrealized appreciation (depreciation) on securities and other investments	$120,293,117

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(661,486,173)
Long-term	(350,255,675)
Total capital loss carryforward	$(1,011,741,848)

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$394,858,096	$ 898,630,674
Long-term Capital Gains	537,511,171	419,294,234
Total	$932,369,267	$ 1,317,924,908

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity International Fund	3,081,759,644	4,638,153,157
5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .32% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors and Geode Capital Management, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity International Fund	$ 1,114

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Fidelity International Fund	53,272,235	47,784,684	(5,968,197)

Prior Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated investments of the Fund. This involved a taxable redemption of the Fund's interest in Fidelity Advisor Overseas Fund - Class I for investments and cash and exchanges of those investments and cash for shares of Fidelity Overseas Fund, which are affiliated investment companies managed by FMR. The Fund redeemed 3,075,382 shares of Fidelity Advisor Overseas Fund - Class I in exchange for 1,544,949 shares of Fidelity Overseas Fund with a value of $ 98,196,961. In addition, the Fund redeemed 25,377,058 shares of Fidelity Advisor International Value Fund - Class Z in exchange for investments and cash with a value of $238,544,345.   The net realized gain of $81,692,700 on the Fund's redemptions of Fidelity Advisor Overseas Fund - Class I and Fidelity Advisor International Value Fund - Class Z shares which is included in "Net realized gain (loss)" in the accompanying Statement of Changes in Net Assets. The Fund recognized net gain on the exchanges for federal income tax purposes.

6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity International Fund	$ 37,588

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Fidelity International Fund	$ 113,774	$ -	$-

9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $50,971,849.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $182.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity International Fund
Fidelity Diversified International Fund	18%
Fidelity International Capital Appreciation Fund	36%
Fidelity International Discovery Fund	25%
Fidelity International Real Estate Fund	13%
Fidelity Japan Fund	60%
Fidelity Japan Smaller Companies Fund	10%
Fidelity Overseas Fund	29%
Fidelity Pacific Basin Fund	18%
Fidelity SAI International Low Volatility Index Fund	23%
Fidelity SAI International Momentum Index Fund	47%
Fidelity SAI International Quality Index Fund	29%
Fidelity SAI International Small Cap Index Fund	67%
Fidelity SAI International Value Index Fund	83%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees.   The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women';s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Strategic Advisers® Fidelity® International Fund	.08%
Actual		$ 1,000	$ 1,111.00	$ .42
Hypothetical- B		$ 1,000	$ 1,024.40	$ .40

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates $4,013,349 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 98.77%, and 93.94% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0044 and $0.0004 for the dividend paid April 11, 2022, and $0.2364 and $0.0284 for the dividend paid December 30, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Fidelity International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with FIAM LLC, FIL Investment Advisors, and Geode Capital Management, LLC (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, and FIL Investment Advisors (UK) Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2022 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.   The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds throughout the COVID-19 pandemic.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2021, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-, three- and five-year periods ended December 31, 2021. The Board also noted that the fund had out-performed 78%, 90%, and 91% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2021. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.   The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to selected groups of competitive funds (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar investment objective categories (as classified by Lipper) that it believes have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2021.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2021.

Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.   The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion.   Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.912839.112
SIL-ANN-0423
Strategic Advisers® Emerging Markets Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 28, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Emerging Markets Fund	-15.33%	-1.62%	1.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

16,500
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
$7,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
'23
Period Ending Values
$11,611 Strategic Advisers® Emerging Markets Fund
$11,665 MSCI Emerging Markets Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -7.03% for the 12 months ending February 28, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index. The new year began with an encouraging upturn in January (+8.12%), but foreign stocks lost momentum in February (-3.51%) amid higher-than-expected inflation in some countries. Some investors took this as a sign that the global economy continued to run hot, even after a year of historic policy adjustment by central banks around the world aimed at cooling economic growth. Though the rate of inflation declined in some markets in the latter months of the one-year period, it remained elevated and above levels targeted by central bankers. Other factors influencing equities abroad the past 12 months included rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar, Russia's ongoing war in Ukraine and the potential for variants of the coronavirus to upend global economic growth. Value stocks handily outpaced growth this period. Among regions within the index, emerging markets (-15%) notably lagged, as did Japan (-9%). Conversely, the U.K. (0%) and Europe ex U.K. (-1%) held up best. Asia Pacific ex Japan (-3%) also topped the broader market. From a sector perspective, real estate (-17%) fared worst, followed by the growth-oriented information technology (-16%) and communication services (-14%) groups. In sharp contrast, energy gained 6% amid elevated prices for oil and natural gas, while the financials (-1%) sector also outperformed.
Comments from Portfolio Manager Wilfred Chilangwa:
For the fiscal year ending February 28, 2023, the Fund returned -15.33%, slightly trailing the -15.27% result of the benchmark MSCI Emerging Markets Index. Among the Fund's underlying managers, Goldman Sachs Emerging Markets Equity Fund (-20%) and the Select EM Equity strategy from FIAM ® (-16%) were the primary relative detractors. Stock choices in India, South Africa and Brazil weighed on Goldman Sachs' performance. In terms of FIAM Select EM, picks in China, India and Taiwan proved detrimental. On the plus side, Fidelity ® SAI Emerging Markets Low Volatility Index Fund (-12%) and the Concentrated EM mandate from sub-adviser FIAM ® (-12%) added the most value on a relative basis. The former focuses on stocks exhibiting less volatility than the MSCI EM index, which helped in the down-market investors experienced this period. At the country level, a large underweighting in China, along with strong stock selection in that country and Taiwan, boosted this fund's result. FIAM Concentrated EM employs a growth-at-a-reasonable-price strategy that typically maintains a relatively small number of holdings. Over the past 12 months it benefited from security selection in China and Brazil, favorable positioning in India, and a lack of exposure to Saudi Arabia. Sub-adviser Schroders Asset Management provided a further boost compared with the benchmark, especially investment choices among financials, materials and consumer staples stocks, along with an underweight to India. During the period, we slightly increased the Fund's exposure to China - both directly and through underlying managers - to try to capitalize on the recovery there. As of February 28, the Fund's country allocations were closely aligned with the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 28, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Fidelity SAI Emerging Markets Value Index Fund	10.6
Fidelity SAI Emerging Markets Low Volatility Index Fund	7.5
Fidelity Advisor Emerging Markets Fund Class Z	6.4
Taiwan Semiconductor Manufacturing Co. Ltd.	4.2
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	3.1
Tencent Holdings Ltd.	3.0
Fidelity SAI Emerging Markets Index Fund	2.9
Samsung Electronics Co. Ltd.	2.5
Invesco Developing Markets Fund Class R6	2.1
Aberdeen Emerging Markets Fund Institutional Service Class	1.9
44.2

Market Sectors (% of Fund's net assets)
(Stocks Only)
Financials	12.3
Information Technology	12.2
Consumer Discretionary	9.0
Communication Services	5.0
Consumer Staples	4.3
Materials	3.8
Industrials	3.5
Energy	2.2
Health Care	1.6
Utilities	0.6
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 53.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 0.3%
Chunghwa Telecom Co. Ltd.	538,000	2,016,200
Hellenic Telecommunications Organization SA	149,427	2,294,871
KT Corp.	196,383	4,529,321
LG Uplus Corp.	699,323	5,859,495
Ooredoo QSC	394,613	996,894
PT Telkom Indonesia Persero Tbk	7,074,910	1,802,234
Saudi Telecom Co.	540,693	5,064,517
		22,563,532
Entertainment - 0.6%
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	1,927,086	6,106,395
FriendTimes, Inc.	125,932	18,450
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	93,617	4,766,320
IGG, Inc. (a)	421,000	153,932
International Games Systems Co. Ltd.	215,265	3,536,396
Kingnet Network Co. Ltd. (A Shares) (a)	1,228,500	1,506,079
Kingsoft Corp. Ltd.	73,000	240,407
Mgame Corp. (a)	34,930	237,151
Neowiz (a)	25,740	913,726
NetDragon WebSoft, Inc.	85,000	193,403
NetEase, Inc.	304,000	4,724,299
NetEase, Inc. ADR (b)	164,797	12,794,839
NHN Corp. (a)	4,835	106,128
Perfect World Co. Ltd. (A Shares)	1,038,355	2,132,601
Sea Ltd. ADR (a)	98,208	6,137,018
Tencent Music Entertainment Group ADR (a)	574,589	4,332,401
UserJoy Technology Co. Ltd.	19,000	46,480
		47,946,025
Interactive Media & Services - 3.3%
Autohome, Inc. ADR Class A	72,085	2,198,593
Baidu, Inc.:
Class A (a)	408,656	7,026,155
sponsored ADR (a)	8,638	1,189,366
Hello Group, Inc. ADR	88,200	777,042
Info Edge India Ltd.	31,994	1,351,727
JOYY, Inc. ADR	3,664	115,050
NAVER Corp.	65,589	10,350,749
Tencent Holdings Ltd.	5,017,678	220,418,601
Weibo Corp. sponsored ADR (a)	5,114	105,758
Yandex NV Series A (a)(c)	974,417	3,342,094
		246,875,135
Media - 0.1%
Arabian Contracting Services Co.	4,413	128,181
Cheil Worldwide, Inc.	5,436	82,289
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)	1,812,741	2,614,505
Jagran Prakashan Ltd.	30,888	25,583
Korea Business News Co. Ltd.	6,677	29,969
LG HelloVision Co. Ltd.	10,601	35,867
Media Prima Bhd	336,800	31,147
Shandong Publishing & Media Co. Ltd. (A Shares)	1,516,200	1,447,666
Wasu Media Holding Co. Ltd. (A Shares)	332,600	386,164
Woongjin Holdings Co. Ltd.	19,424	43,812
		4,825,183
Wireless Telecommunication Services - 0.7%
America Movil S.A.B. de CV Series L	2,606,714	2,704,093
Bharti Airtel Ltd.	1,638,173	14,712,734
Etihad Etisalat Co.	333,885	3,478,849
Mobile Telecommunication Co.	265,142	482,783
MTN Group Ltd.	2,836,681	22,367,535
SK Telecom Co. Ltd.	57,265	1,955,385
TIM SA	695,775	1,629,316
Turkcell Iletisim Hizmet A/S	526,877	890,543
Vodafone Qatar QSC (a)	93,166	40,677
		48,261,915
TOTAL COMMUNICATION SERVICES		370,471,790
CONSUMER DISCRETIONARY - 9.0%
Auto Components - 0.1%
Chaowei Power Holdings Ltd.	68,000	17,326
FIEM Industries Ltd.	6,009	112,702
Fuyao Glass Industries Group Co. Ltd. (A Shares)	1,052,500	5,627,279
Lumax Industries Ltd.	1,164	23,281
MAHLE Metal Leve SA	35,265	217,163
Seoyon Co. Ltd.	5,312	33,090
Shenzhen Kedali Industry Co. Ltd.	16,996	300,557
Somboon Advance Technology PCL unit	71,100	41,583
Tianneng Power International Ltd.	1,305,826	1,673,581
Yoosung Enterprise Co. Ltd.	12,624	27,471
		8,074,033
Automobiles - 1.2%
Bajaj Auto Ltd.	136,456	6,045,045
Brilliance China Automotive Holdings Ltd.	1,816,000	906,913
BYD Co. Ltd.:
(A Shares)	39,697	1,493,204
(H Shares)	417,500	11,224,177
Dongfeng Motor Group Co. Ltd. (H Shares)	1,494,000	763,235
Eicher Motors Ltd.	16,964	637,528
Guangzhou Automobile Group Co. Ltd. (H Shares)	17,205,347	10,959,657
Hyundai Motor Co.	114,275	15,248,891
Kia Corp.	324,343	18,485,629
Li Auto, Inc.:
ADR (a)(b)	375,642	8,868,908
Class A (a)	17,500	205,669
Mahindra & Mahindra Ltd.	294,901	4,530,296
Maruti Suzuki India Ltd.	61,298	6,396,702
PT Astra International Tbk	2,491,400	996,560
UMW Holdings Bhd	40,100	34,850
		86,797,264
Distributors - 0.0%
Xinhua Winshare Publishing and Media Co. Ltd.	18,795	14,247
Diversified Consumer Services - 0.0%
Human Soft Holding Co. KSCC	30,860	369,918
New Oriental Education & Technology Group, Inc. (a)	129,100	497,846
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	47,000	1,819,840
TAL Education Group ADR (a)	35,361	248,588
Visang Education, Inc.	8,025	38,024
YDUQS Participacoes SA	19,275	25,956
		3,000,172
Hotels, Restaurants & Leisure - 1.3%
Alamar Foods	5,289	220,431
AmRest Holdings NV (a)	6,459	30,273
DOUBLEUGAMES Co. Ltd.	1,751	61,362
Famous Brands Ltd.	971	3,516
Gourmet Master Co. Ltd.	44,000	226,155
H World Group Ltd. ADR	154,985	7,341,639
Jollibee Food Corp.	327,230	1,419,268
Las Vegas Sands Corp. (a)	88,000	5,057,360
MakeMyTrip Ltd. (a)	46,773	1,212,356
MK Restaurants Group PCL unit	29,200	46,010
Sands China Ltd. (a)	327,200	1,133,824
Shangri-La Asia Ltd. (a)	5,578,000	5,329,707
Songcheng Performance Development Co. Ltd. (A Shares)	2,684,041	6,077,746
STS Holding SA	9,520	37,793
Tongcheng Travel Holdings Ltd. (a)	2,082,000	4,127,184
Trip.com Group Ltd. (a)	43,150	1,533,538
Trip.com Group Ltd. ADR (a)	415,614	14,775,078
Yum China Holdings, Inc.	709,828	41,688,198
Yum China Holdings, Inc. (Hong Kong)	88,386	5,193,215
		95,514,653
Household Durables - 0.8%
Bear Electric Appliance Co. Ltd. (A Shares)	48,588	515,495
Cury Construtora e Incorporado SA	36,400	87,603
Daewon Co. Ltd.	1,576	8,935
Haier Smart Home Co. Ltd.	1,629,083	5,765,447
Haier Smart Home Co. Ltd. (A Shares)	3,816,141	14,481,015
Hisense Home Appliances Group Co. Ltd. (H Shares)	27,000	40,520
Huisen Household International Group Ltd. (a)	350,000	13,600
KingClean Electric Co. Ltd. (A Shares)	57,600	258,699
LG Electronics, Inc.	86,796	7,305,320
Midea Group Co. Ltd. (A Shares)	3,243,386	24,540,345
Skyworth Group Ltd.	4,001,457	2,192,048
TCL Electronics Holdings Ltd.	591,000	255,241
Viomi Technology Co. Ltd. ADR Class A (a)	71,922	74,799
Zhejiang Supor Cookware Co. Ltd.	887,807	7,289,764
		62,828,831
Internet & Direct Marketing Retail - 4.2%
Alibaba Group Holding Ltd. (a)	9,473,460	104,127,007
Alibaba Group Holding Ltd. sponsored ADR (a)	321,955	28,264,429
Alibaba Health Information Technology Ltd. (a)	380,000	271,104
JD.com, Inc.:
Class A	1,922,937	42,746,757
sponsored ADR	338,248	15,031,741
Meituan Class B (a)(d)	3,079,074	53,437,123
MercadoLibre, Inc. (a)	10,339	12,613,580
Naspers Ltd. Class N	107,871	18,968,431
Ozon Holdings PLC ADR (a)(b)(c)	53,343	112,054
Pdd Holdings, Inc. ADR (a)	353,529	31,015,099
Prosus NV	32,320	2,316,996
Vipshop Holdings Ltd. ADR (a)	476,929	7,101,473
		316,005,794
Leisure Products - 0.0%
Goodbaby International Holdings Ltd. (a)	96	8
Multiline Retail - 0.2%
AEON Co. (M) Bhd	59,400	18,002
Falabella SA	156,485	344,499
MINISO Group Holding Ltd. ADR	74,199	1,328,162
Pepco Group NV (a)	729,566	7,225,878
PT Mitra Adiperkasa Tbk (a)	6,036,308	597,693
Savezon I&C Corp.	11,337	24,327
Woolworths Holdings Ltd.	299,414	1,255,370
		10,793,931
Specialty Retail - 0.4%
Abdullah Saad Mohammed Abo Moati Stationaries Co.	3,390	23,894
Abu Dhabi National Oil Co. for Distribution PJSC	521,027	612,789
Bermaz Auto Bhd	80,700	38,664
Cashbuild Ltd.	18	194
China Harmony Auto Holding Ltd.	514,500	67,513
China Tourism Group Duty Free Corp. Ltd. (A Shares)	67,585	1,925,959
Chow Tai Fook Jewellery Group Ltd.	165,600	320,677
Dogus Otomotiv Servis ve Ticaret A/S	242,123	2,164,171
Foschini Group Ltd./The	210,909	1,166,230
Grand Baoxin Auto Group Ltd. (a)	235,000	11,526
Index Living Mall PCL NVDR	230,500	126,301
Lewis Group Ltd.	11,913	27,024
Lojas Renner SA	545,671	1,943,818
LOTTE Hi-Mart Co. Ltd.	125	1,256
Motus Holdings Ltd.	135,807	818,318
Pet Center Comercio e Participacoes SA	3,901,900	4,807,085
Pou Sheng International (Holdings) Ltd.	265,273	28,388
Shan-Loong Transportation Co. Ltd.	32,000	32,427
SSI Group, Inc.	136,000	4,178
Truworths International Ltd.	126,131	406,380
Zhongsheng Group Holdings Ltd. Class H	3,016,500	15,045,223
		29,572,015
Textiles, Apparel & Luxury Goods - 0.8%
Anta Sports Products Ltd.	199,400	2,626,692
Cabbeen Fashion Ltd.	79,891	10,076
CECEP COSTIN New Materials Group Ltd. (a)(c)	741,000	28,321
Century Enka Ltd.	5,958	25,365
ECLAT Textile Co. Ltd.	460,000	7,190,306
Fila Holdings Corp.	19,203	566,850
Fulgent Sun International Holding Co. Ltd.	195,000	865,891
Kddl Ltd.	299	3,870
Kewal Kiran Clothing Ltd.	12,217	58,657
LF Corp.	6,017	79,016
Li Ning Co. Ltd.	3,357,508	28,551,693
Makalot Industrial Co. Ltd.	115,000	802,456
Pou Chen Corp.	1,109,000	1,212,180
Sabina Public Co. Ltd. NVDR	10,600	7,463
Samsonite International SA (a)(d)	172,800	484,317
Shenzhou International Group Holdings Ltd.	1,545,298	16,907,975
Sutlej Textiles & Industries Ltd.	12,472	7,108
Vardhman Textiles Ltd. (a)	915	3,409
Weiqiao Textile Co. Ltd. (H Shares)	121,056	20,974
Youngone Corp.	33,240	1,073,037
Zhejiang Semir Garment Co. Ltd. (A Shares)	665,300	584,371
		61,110,027
TOTAL CONSUMER DISCRETIONARY		673,710,975
CONSUMER STAPLES - 4.3%
Beverages - 1.6%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	8,132	23,985
Arca Continental S.A.B. de CV	139,743	1,179,412
Beijing Yanjing Brewery Co. Ltd. (A Shares)	741,070	1,441,866
Budweiser Brewing Co. APAC Ltd. (d)	6,180,700	18,504,147
China Resources Beer Holdings Co. Ltd.	1,010,295	7,458,735
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (b)	18,672	1,344,571
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	158,174	14,539,354
Fraser & Neave Holdings Bhd	2,200	13,482
Heineken Malaysia Bhd	6,000	38,266
Heineken NV (Bearer)	62,608	6,390,276
Kweichow Moutai Co. Ltd. (A Shares)	93,634	24,494,149
Nongfu Spring Co. Ltd. (H Shares) (d)	281,800	1,579,637
Power Root Bhd	59,000	28,925
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	21,900	892,785
Thai Beverage PCL	5,426,392	2,575,469
Tsingtao Brewery Co. Ltd. (H Shares)	423,000	4,171,045
Varun Beverages Ltd.	136,760	2,152,466
Wuliangye Yibin Co. Ltd. (A Shares)	1,216,579	35,868,849
		122,697,419
Food & Staples Retailing - 1.2%
Bid Corp. Ltd.	194,740	4,264,875
Chengdu Hongqi Chain Co. Ltd. (A Shares)	258,000	214,709
Clicks Group Ltd.	434,937	6,335,184
CP ALL PCL (For. Reg.)	7,330,772	12,903,907
Dino Polska SA (a)(d)	7,430	620,649
E-Mart, Inc.	9,930	841,787
Jeronimo Martins SGPS SA	50,313	1,033,456
Laobaixing Pharmacy Chain JSC (A Shares)	177,298	1,029,256
Magnit OJSC (a)(c)	45,493	1,159
Migros Turk Ticaret A/S (a)	16,077	123,100
Nahdi Medical Co.	135,775	6,751,393
PT Sumber Alfaria Trijaya Tbk	5,466,300	1,039,493
Raia Drogasil SA	5,028,586	21,783,864
Shoprite Holdings Ltd.	442,318	5,359,839
Spar Group Ltd./The	83,297	653,132
Wal-Mart de Mexico SA de CV Series V	5,011,219	19,722,782
X5 Retail Group NV GDR (Reg. S) (a)(c)	166,798	34,826
Yifeng Pharmacy Chain Co. Ltd.	779,678	6,803,375
		89,516,786
Food Products - 1.0%
AVI Ltd.	360,936	1,496,022
Brasilagro Coia Brasileira de	80,300	397,861
Britannia Industries Ltd.	21,267	1,148,140
Chacha Food Co. Ltd. (A Shares)	372,900	2,463,268
Cheng de Lolo Co. Ltd. Class A (a)	405,800	532,022
China Mengniu Dairy Co. Ltd.	7,791,496	34,245,498
Dhampur Bio Organics Ltd. (a)	28,099	50,183
Dhampur Sugar Mills Ltd.	28,099	70,685
Dwarikesh Sugar Industries Ltd.	32,054	31,920
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	308,900	3,661,321
Gruma S.A.B. de CV Series B	301,355	4,417,589
Grupo Bimbo S.A.B. de CV Series A	279,400	1,326,259
JBS SA	2,086,129	7,646,490
LT Foods Ltd.	8,290	9,685
Marfrig Global Foods SA	728,300	886,127
Minerva SA	669,200	1,448,211
PT Indofood CBP Sukses Makmur Tbk	843,100	559,763
PT Indofood Sukses Makmur Tbk	2,459,800	1,044,407
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	2,157,000	150,636
PT Triputra Agro Persada	990,800	42,556
Saudi Dairy & Foodstuffs Co.	6,799	440,626
SLC Agricola SA	71,630	674,099
The National Agriculture Development Co. (a)	25,343	162,081
Three-A Resources Bhd	93,000	17,823
Tiger Brands Ltd.	20,048	242,344
Tingyi (Cayman Islands) Holding Corp.	154,000	248,773
Uni-President China Holdings Ltd.	105,000	92,033
Uni-President Enterprises Corp.	1,327,000	2,913,874
Universal Robina Corp.	928,030	2,289,258
Uttam Sugar Mills Ltd.	7,844	22,470
Vietnam Dairy Products Corp.	1,294,100	4,112,144
Yihai International Holding Ltd.	37,000	107,473
		72,951,641
Personal Products - 0.3%
Able C&C Ltd. (a)	5,949	33,005
Emami Ltd.	10,684	51,626
Gillette India Ltd.	254	14,336
Hindustan Unilever Ltd.	486,474	14,484,146
LG H & H Co. Ltd.	9,585	4,846,222
		19,429,335
Tobacco - 0.2%
British American Tobacco (Malaysia) Bhd	11,100	29,138
Godfrey Phillips India Ltd.	2,274	48,853
ITC Ltd.	3,784,900	17,251,762
PT Gudang Garam Tbk	129,800	212,787
PT Hanjaya Mandala Sampoerna Tbk	3,097,000	240,652
		17,783,192
TOTAL CONSUMER STAPLES		322,378,373
ENERGY - 1.9%
Energy Equipment & Services - 0.0%
Ezion Holdings Ltd. warrants 4/16/23 (a)(c)	5,020,014	5,845
Yantai Jereh Oilfield Services (A Shares)	194,196	866,031
		871,876
Oil, Gas & Consumable Fuels - 1.9%
3R Petroleum Oleo e Gas SA (a)	168,904	1,174,645
Bangchak Corp. PCL NVDR	174,200	159,499
Banpu PCL:
(For. Reg.)	5,360,600	1,658,898
NVDR	6,985,300	2,161,680
China Coal Energy Co. Ltd. (H Shares)	8,442,000	6,528,262
China Merchants Energy Shipping Co. Ltd. (A Shares)	1,862,260	1,890,892
China Petroleum & Chemical Corp. (H Shares)	4,806,000	2,455,227
China Shenhua Energy Co. Ltd. (H Shares)	676,000	2,032,461
Coal India Ltd.	1,991,143	5,189,572
Empresas COPEC SA	335,032	2,420,640
Esso Thailand PCL unit	1,377,500	350,021
Exxaro Resources Ltd.	71,682	785,009
Gazprom OAO (c)	1,235,592	160,300
Gazprom OAO sponsored ADR (Reg. S) (a)(c)	968,777	221,307
Lanna Resources PCL unit	81,200	35,733
LUKOIL PJSC (c)	165,638	63,564
LUKOIL PJSC sponsored ADR (a)(c)	341,548	96,621
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	282,256	2,147,831
Novatek PJSC GDR (Reg. S) (a)(c)	82,920	21,184
Oil & Natural Gas Corp. Ltd.	2,014,672	3,706,587
OMV AG	43,352	2,114,301
Petro Rio SA (a)	2,508,487	16,146,847
PetroChina Co. Ltd. (H Shares)	31,096,000	15,925,538
PT Adaro Energy Indonesia Tbk	35,216,100	6,904,665
PT Baramulti Suksessarana Tbk	28,475	7,693
PT Bukit Asam Tbk	8,365,326	2,117,387
PT Indika Energy Tbk	1,051,200	158,542
PT Indo Tambangraya Megah Tbk	690,700	1,684,855
PT TBS Energi Utama Tbk (a)	536,600	20,057
PT United Tractors Tbk	8,862,169	16,213,411
PTT Exploration and Production PCL (For. Reg.)	253,600	1,079,991
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	4,245,741	4,255,359
Reliance Industries Ltd.	1,259,272	35,388,979
Rosneft Oil Co. OJSC (c)	634,013	131,460
SK Innovation Co., Ltd. (a)	1,737	197,340
Star Petroleum Refining PCL NVDR	207,300	64,740
Susco Public Co. Ltd. unit	49,300	5,375
Tatneft PAO sponsored ADR (c)	28,136	25,979
TotalEnergies SE (b)	93,781	5,786,684
Turkiye Petrol Rafinerileri A/S	43,400	1,363,015
YPF SA Class D sponsored ADR (a)	31,200	367,224
		143,219,375
TOTAL ENERGY		144,091,251
FINANCIALS - 11.8%
Banks - 7.9%
Absa Group Ltd.	1,531,883	16,553,345
Abu Dhabi Commercial Bank PJSC	1,388,224	3,167,166
Agricultural Bank of China Ltd. (H Shares)	7,574,980	2,624,907
Al Rajhi Bank	964,391	18,066,350
Alinma Bank	1,193,347	9,365,134
Alliance Bank Malaysia Bhd	59,900	46,452
Alpha Bank SA (a)	1,219,698	1,909,310
Arab National Bank	3,070	18,832
Axis Bank Ltd.	2,796,667	28,563,938
Axis Bank Ltd. GDR (Reg. S)	31,001	1,568,651
Banco de Chile	20,342,743	2,113,736
Banco do Brasil SA	748,159	5,758,972
Banco Santander Chile sponsored ADR (b)	323,828	5,433,834
Bancolombia SA sponsored ADR	34,100	871,596
Bangkok Bank PCL:
(For. Reg.)	813,778	3,777,492
NVDR	1,559,100	7,237,216
Bank Handlowy w Warszawie SA	2,257	42,364
Bank of Baroda	2,382,351	4,583,384
Bank of China Ltd. (H Shares)	6,205,000	2,275,696
Bank of Communications Co. Ltd. (H Shares)	1,827,703	1,080,406
Bank of India	333,180	285,629
Bank Polska Kasa Opieki SA	136,817	2,758,146
Banque Saudi Fransi	16,088	140,188
BDO Unibank, Inc.	1,115,106	2,486,746
BNK Financial Group, Inc.	85,128	431,700
Canara Bank Ltd.	123,738	418,549
Capitec Bank Holdings Ltd.	202,771	19,371,835
China CITIC Bank Corp. Ltd. (H Shares)	2,708,000	1,252,330
China Construction Bank Corp. (H Shares)	57,010,225	34,849,075
China Merchants Bank Co. Ltd. (H Shares)	2,056,000	11,132,061
China Minsheng Banking Corp. Ltd. (H Shares)	487,000	168,136
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	346,968	119,790
CIMB Group Holdings Bhd	2,674,611	3,343,636
Commercial International Bank SAE sponsored GDR	412,374	611,963
Credicorp Ltd. (United States)	123,167	15,693,939
CTBC Financial Holding Co. Ltd.	6,358,000	4,705,416
DGB Financial Group Co. Ltd.	53,351	319,010
Dubai Islamic Bank Pakistan Ltd.	1,615,516	2,524,587
Emirates NBD Bank PJSC (a)	78,292	289,884
Erste Group Bank AG	54,044	2,125,296
Eurobank Ergasias Services and Holdings SA (a)	1,888,361	2,900,108
First Abu Dhabi Bank PJSC	628,857	2,410,581
Grupo Financiero Banorte S.A.B. de CV Series O	4,563,492	38,520,247
Gulf Bank	475,696	469,498
Hana Financial Group, Inc.	393,248	13,513,166
HDFC Bank Ltd. (a)	2,445,387	47,307,674
HDFC Bank Ltd. sponsored ADR	134,639	9,106,982
ICICI Bank Ltd.	2,791,516	28,883,074
ICICI Bank Ltd. sponsored ADR	1,203,954	24,897,769
Indian Bank	69,287	215,545
Industrial & Commercial Bank of China Ltd. (H Shares)	47,817,319	23,859,033
Kasikornbank PCL:
NVDR	2,951,900	11,481,590
(For. Reg.)	2,117,264	8,235,224
KB Financial Group, Inc.	478,976	18,579,227
Kiatnakin Bank PCL (For. Reg.)	125,700	238,214
Kotak Mahindra Bank Ltd.	381,961	7,992,087
Krung Thai Bank PCL:
(For. Reg.)	2,455,800	1,206,199
NVDR	480,400	235,955
National Bank of Greece SA (a)	4,155,771	23,296,463
National Bank of Kuwait	628,267	2,189,725
Nova Ljubljanska banka d.d. unit	421,923	6,627,079
Nu Holdings Ltd. (a)	370,591	1,867,779
OTP Bank PLC	587,417	17,842,059
Powszechna Kasa Oszczednosci Bank SA	453,195	3,166,268
PT Bank Bukopin Tbk (a)	11,635	91
PT Bank Central Asia Tbk	41,709,976	23,931,953
PT Bank Danamon Indonesia Tbk Series A	355,601	66,690
PT Bank Mandiri (Persero) Tbk	15,444,333	10,124,539
PT Bank Negara Indonesia (Persero) Tbk	952,100	547,848
PT Bank Rakyat Indonesia (Persero) Tbk	29,457,454	9,020,742
Qatar National Bank SAQ (a)	1,576,486	7,294,237
Saudi Investment Bank/The	8,848	37,300
Sberbank of Russia (a)(c)	2,908,251	22,169
Sberbank of Russia:
(RTSX) (a)(c)	328,709	2,506
sponsored ADR (a)(c)	1,288,149	22,929
Sharjah Islamic Bank	47,092	28,847
Shinhan Financial Group Co. Ltd.	281,412	8,276,554
Standard Bank Group Ltd.	395,946	3,957,951
State Bank of India	265,074	1,676,819
TCS Group Holding PLC GDR (a)(c)	89,300	112,031
The Karnataka Bank Ltd.	396,111	678,198
The Karur Vysya Bank Ltd.	528,830	652,679
The Saudi National Bank	586,152	7,380,300
Union Bank of India Ltd.	514,481	418,644
Woori Financial Group, Inc.	355,955	3,286,924
		590,668,194
Capital Markets - 0.3%
Alexander Forbes Group Holdings Ltd.	888	242
B3 SA - Brasil Bolsa Balcao	2,999,000	6,043,311
China Galaxy Securities Co. Ltd. (H Shares)	3,273,500	1,630,620
Daishin Securities Co. Ltd.	4,264	42,311
East Money Information Co. Ltd. (A Shares)	447,719	1,350,893
HDFC Asset Management Co. Ltd. (d)	82,819	1,813,560
Hong Kong Exchanges and Clearing Ltd.	271,100	10,858,278
IIFL Securities Ltd.	31,762	20,984
Motilal Oswal Financial Services Ltd.	2,593	18,828
Nahar Capital & Finance Services Ltd.	3,019	8,952
Noah Holdings Ltd. sponsored ADR (a)	30,266	566,277
VLS Finance Ltd.	24,557	50,053
XP, Inc. Class A (a)	169,931	2,110,543
		24,514,852
Consumer Finance - 0.2%
360 DigiTech, Inc. ADR	132,531	2,698,331
Bajaj Finance Ltd.	48,117	3,558,545
FinVolution Group ADR	180,955	917,442
Kaspi.KZ JSC GDR (Reg. S)	61,842	4,601,045
Manappuram General Finance & Leasing Ltd.	175,043	217,520
Repco Home Finance Ltd.	17,748	41,823
Shriram Transport Finance Co. Ltd.	95,157	1,385,531
Ujjivan Financial Services Ltd.	30,839	98,810
		13,519,047
Diversified Financial Services - 0.9%
Chailease Holding Co. Ltd.	3,096,635	22,716,044
FirstRand Ltd.	3,241,215	11,568,834
Housing Development Finance Corp. Ltd.	1,008,523	31,843,310
Kingdom Holding Co.	55,204	111,801
Power Finance Corp. Ltd.	143,979	253,307
REC Ltd.	1,154,887	1,597,236
Yuanta Financial Holding Co. Ltd.	5,568,155	4,120,869
		72,211,401
Insurance - 2.5%
AIA Group Ltd.	5,138,584	54,612,960
BB Seguridade Participacoes SA	189,100	1,235,636
Cathay Financial Holding Co. Ltd.	2,830,286	4,000,518
China Life Insurance Co. Ltd. (H Shares)	16,309,470	27,634,717
China Pacific Insurance (Group) Co. Ltd. (H Shares)	7,334,200	19,434,780
China Taiping Insurance Group Ltd.	1,756,234	2,074,081
Db Insurance Co. Ltd.	122,852	7,159,912
Hanwha Life Insurance Co. Ltd. (a)	130,319	293,447
HDFC Standard Life Insurance Co. Ltd. (d)	1,305,777	7,722,957
Hyundai Fire & Marine Insurance Co. Ltd.	108,377	2,887,450
New China Life Insurance Co. Ltd. (H Shares)	290,200	702,449
Old Mutual Ltd.	154,290	100,060
People's Insurance Co. of China Group Ltd. (H Shares)	678,000	214,213
PICC Property & Casualty Co. Ltd. (H Shares)	9,386,000	8,238,788
Ping An Insurance Group Co. of China Ltd. (H Shares)	3,371,668	23,016,813
Powszechny Zaklad Ubezpieczen SA	1,061,879	8,741,277
Prudential PLC	571,515	8,734,435
PT Panin Financial Tbk	2,868,938	74,875
Samsung Fire & Marine Insurance Co. Ltd.	48,815	7,925,293
Tong Yang Life Insurance Co. Ltd.	6,771	22,422
		184,827,083
Thrifts & Mortgage Finance - 0.0%
Sangsangin Co. Ltd.	4,273	19,244
TOTAL FINANCIALS		885,759,821
HEALTH CARE - 1.6%
Biotechnology - 0.2%
Anhui Anke Biotechnology Group Co. Ltd. (A Shares)	287,900	475,030
BeiGene Ltd. ADR (a)	25,300	5,683,139
Guangdong Hybribio Biotech Co. Ltd.	394,350	1,013,546
Innovent Biologics, Inc. (a)(d)	1,012,000	4,912,121
Seegene, Inc.	30,334	560,214
Zai Lab Ltd. ADR (a)	64,146	2,383,024
		15,027,074
Health Care Equipment & Supplies - 0.2%
Peijia Medical Ltd. (a)(d)	812,000	1,177,231
Rayence Co. Ltd.	12,372	112,465
SD Biosensor, Inc.	44,151	768,605
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	230,025	10,418,042
		12,476,343
Health Care Providers & Services - 0.4%
Apollo Hospitals Enterprise Ltd.	102,233	5,444,902
Bangkok Chain Hospital PCL (For. Reg.)	2,027,200	1,145,327
Bangkok Dusit Medical Services PCL (For. Reg.)	2,074,000	1,648,719
Bumrungrad Hospital PCL (For. Reg.)	228,300	1,367,629
Dr Sulaiman Al Habib Medical Services Group Co.	138,840	8,576,103
Ekachai Medical Care PCL NVDR	570,800	135,316
Hapvida Participacoes e Investimentos SA (a)(d)	2,951,000	2,530,822
New Horizon Health Ltd. (a)(d)	1,266,000	5,290,188
Rede D'Oregon Sao Luiz SA (d)	312,091	1,523,064
Shalby Ltd.	6,366	9,494
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	564,800	995,851
Sinopharm Group Co. Ltd. (H Shares)	728,400	1,948,735
		30,616,150
Health Care Technology - 0.0%
Medlive Technology Co. Ltd. (d)	216,500	264,233
Life Sciences Tools & Services - 0.2%
WuXi AppTec Co. Ltd. (H Shares) (d)	230,396	2,452,364
Wuxi Biologics (Cayman), Inc. (a)(d)	2,288,704	16,021,282
		18,473,646
Pharmaceuticals - 0.6%
Aspen Pharmacare Holdings Ltd.	358,684	2,771,232
Bora Pharmaceuticals Co. Ltd.	30,000	490,891
Chengdu Kanghong Pharmaceutical Group Co. Ltd. (A Shares)	366,300	941,452
China Medical System Holdings Ltd.	87,616	131,713
China Resources Pharmaceutical Group Ltd. (d)	1,269,500	1,043,172
Cipla Ltd./India	428,983	4,704,824
CSPC Pharmaceutical Group Ltd.	690,000	741,266
Hansoh Pharmaceutical Group Co. Ltd. (d)	5,408,000	9,714,475
Hubei Jumpcan Pharmaceutical Co. Ltd. (A Shares)	44,300	186,889
Humedix Co. Ltd.	447	9,236
Korea United Pharm, Inc.	2,053	35,040
Lotus Pharmaceutical Co. Ltd.	126,000	1,151,789
PT Kalbe Farma Tbk	4,676,900	647,099
Richter Gedeon PLC	934,739	19,611,454
Sun Pharmaceutical Industries Ltd.	304,580	3,525,455
		45,705,987
TOTAL HEALTH CARE		122,563,433
INDUSTRIALS - 3.5%
Aerospace & Defense - 0.2%
Bharat Electronics Ltd.	1,501,055	1,718,190
Hanwha Aerospace Co. Ltd.	16,577	1,129,232
Hindustan Aeronautics Ltd.	157,255	4,898,319
Korea Aerospace Industries Ltd.	213,670	7,293,816
		15,039,557
Air Freight & Logistics - 0.2%
Dimerco Express Corp.	171,000	435,566
Hyundai Glovis Co. Ltd.	13,279	1,594,055
Milkyway Chemical Supply Chain Service Co. Ltd. (A Shares)	271,286	5,102,606
SF Holding Co. Ltd. (A Shares)	799,591	6,219,451
Sinotrans Ltd. (H Shares)	256,000	78,274
Transport Corp. of India Ltd.	11,277	88,864
ZTO Express, Inc. sponsored ADR	142,248	3,422,487
		16,941,303
Airlines - 0.1%
Air Arabia PJSC (a)	603,829	369,882
Turk Hava Yollari AO (a)	349,847	2,660,208
		3,030,090
Building Products - 0.0%
Bawan Co.	69,981	546,399
China Liansu Group Holdings Ltd.	83,000	87,447
KCC Glass Corp.	2,551	78,585
LX Hausys Ltd.	1,397	37,801
PT Mulia Industrindo Tbk (a)	3,988,500	150,386
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	488,609	1,809,715
		2,710,333
Commercial Services & Supplies - 0.0%
China Everbright International Ltd.	1,080,000	437,537
EKI Energy Services Ltd.	2,383	19,515
Ion Exchange (INDIA) Ltd.	1,535	62,609
		519,661
Construction & Engineering - 0.5%
Budimex SA	65	4,113
China Railway Group Ltd. (H Shares)	5,610,993	2,923,658
Combined Group Contracting Co. SAKC	26,635	37,653
Dl Construction Co. Ltd.	829	9,268
DL E&C Co. Ltd.	26,220	654,910
Hyundai Engineering & Construction Co. Ltd.	39,557	1,089,832
Kumhoe&C Co. Ltd.	7,308	37,116
Larsen & Toubro Ltd.	905,512	23,109,210
Metallurgical Corp. China Ltd. (H Shares)	4,236,882	923,009
Murray & Roberts Holdings Ltd. (a)	53,520	6,266
Orascom Construction PLC	1,460	4,526
Shanghai Pudong Construction Co. Ltd. (A Shares)	729,858	764,238
Sinopec Engineering Group Co. Ltd. (H Shares)	574,738	287,757
Voltas Ltd.	672,909	7,262,809
		37,114,365
Electrical Equipment - 0.4%
Bharat Heavy Electricals Ltd.	5,568,600	4,703,107
China High Speed Transmission Equipment Group Co. Ltd. (a)	378	157
Contemporary Amperex Technology Co. Ltd.	184,475	10,746,452
DONGYANG E&P, Inc.	21,665	255,974
Harbin Electric Machinery Co. Ltd.(H Shares) (a)	565,906	281,172
Hongfa Technology Co. Ltd. (A Shares)	704,641	3,562,129
Hyundai Electric & Energy System Co. Ltd. (a)	22,703	722,577
LS Corp.	21,797	1,111,966
Sieyuan Electric Co. Ltd. (A Shares)	420,055	2,850,490
TD Power Systems Ltd.	42,075	71,275
Titan Wind Energy Suzhou Co. Ltd. (A Shares)	905,962	2,000,502
Triveni Turbine Ltd.	43,830	168,410
Weg SA	800,216	5,985,437
		32,459,648
Industrial Conglomerates - 0.2%
Aamal Co. (a)	177,954	47,204
Alfa SA de CV Series A	1,210,852	790,182
Astra Industrial Group	30,578	484,013
Bidvest Group Ltd./The	25,072	319,909
CITIC Pacific Ltd.	4,726,000	5,214,049
CJ Corp.	16,874	1,109,871
GS Holdings Corp.	36,079	1,110,068
Hanwha Corp.	70,591	1,439,935
Industries Qatar QSC (a)	286,533	1,095,226
Koc Holding A/S	463,049	1,901,480
Kolon Corp.	8,285	136,705
Mannai Corp.	86,440	163,849
Multiply Group (a)	179,357	195,319
Nava Bharat Ventures Ltd.	157,633	440,789
SM Investments Corp.	170,550	2,625,980
Thoresen Thai Agencies PCL NVDR	685,000	152,665
		17,227,244
Machinery - 0.9%
Ador Welding Ltd.	1,754	17,632
Airtac International Group	113,000	3,951,692
China International Marine Containers Group Co. Ltd. (H Shares)	933,331	655,165
Haitian International Holdings Ltd.	352,000	919,306
HIWIN Technologies Corp.	1,119,365	9,139,903
Hyundai Mipo Dockyard Co. Ltd. (a)	106,900	5,680,016
JVM Co. Ltd.	2,148	31,329
Kepler Weber SA	15,585	58,882
Kirloskar Brothers Ltd.	3,519	15,699
Nova Technology Corp.	9,000	28,956
NRB Bearings Ltd.	52,129	88,905
Sany Heavy Equipment International Holdings Co. Ltd.	93,000	92,770
Schaeffler India Ltd.	992	35,792
Shenzhen Inovance Technology Co. Ltd. (A Shares)	2,447,133	25,871,124
Sinoseal Holding Co. Ltd.	227,597	1,443,367
Sinotruk Hong Kong Ltd.	4,500,957	7,087,399
SNT Energy Co. Ltd.	3,136	46,286
Techtronic Industries Co. Ltd.	436,500	4,340,309
Tian Di Science & Technology Co. Ltd. (A Shares)	1,570,000	1,222,777
Weichai Power Co. Ltd. (A Shares)	102	183
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	1,190,530	4,387,175
		65,114,667
Marine - 0.2%
COSCO SHIPPING Holdings Co. Ltd. (H Shares)	2,718,250	2,818,885
Danaos Corp. (b)	16,274	946,659
Evergreen Marine Corp. (Taiwan)	1,315,400	6,718,211
Orient Overseas International Ltd.	58,042	931,701
PT Temas Tbk	240,100	52,586
Qatar Navigation QPSC	6,188	15,293
Yang Ming Marine Transport Corp.	927,000	1,948,087
		13,431,422
Professional Services - 0.1%
Centre Testing International Group Co. Ltd. (A Shares)	1,191,137	3,846,534
China Design Group Co. Ltd. (A Shares)	312,600	376,920
Headhunter Group PLC ADR (c)	18,283	49,762
Pony Testing International Group Co. Ltd.	383,940	2,076,579
		6,349,795
Road & Rail - 0.5%
Full Truck Alliance Co. Ltd. ADR (a)	70,070	490,490
Globaltrans Investment PLC GDR (Reg. S) (a)(c)	13,245	4,580
Localiza Rent a Car SA	2,212,376	23,448,747
Localiza Rent a Car SA unit (a)	10,457	105,859
Movida Participacoes SA	357,800	449,689
PT Rmk Energy Tbk (a)	1,684,100	82,272
United International Transportation Co.	316,175	4,516,003
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,646,189	4,175,647
VRL Logistics Ltd.	21,642	143,110
		33,416,397
Trading Companies & Distributors - 0.1%
Asia Green Energy PCL unit	1,621,700	183,246
BOC Aviation Ltd. Class A (d)	634,100	4,580,410
CITIC Resources Holdings Ltd.	590,000	37,207
LX International Corp.	53,965	1,280,514
Posco International Corp.	93,176	1,593,849
PT Sumber Global Energy	419,102	14,428
		7,689,654
Transportation Infrastructure - 0.1%
Abu Dhabi Ports Co. PJSC	524,350	882,220
CCR SA	689,928	1,448,263
Cosco Shipping Ports Ltd.	172,000	111,973
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	195,796	3,723,725
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	70,169	2,012,740
		8,178,921
TOTAL INDUSTRIALS		259,223,057
INFORMATION TECHNOLOGY - 11.9%
Communications Equipment - 0.1%
Accton Technology Corp.	566,000	5,210,735
BYD Electronic International Co. Ltd.	57,000	165,930
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)	214,100	515,070
SerComm Corp.	333,000	913,204
Wistron NeWeb Corp.	185,000	507,938
ZTE Corp. (H Shares)	62,800	186,414
		7,499,291
Electronic Equipment & Components - 1.0%
AAC Technology Holdings, Inc. (a)	62,000	138,385
BH Co. Ltd.	41,262	738,612
Daeduck Electronics Co. Ltd.	4,988	25,673
Daeduck Electronics Co. Ltd.	43,773	695,761
Delta Electronics, Inc.	314,000	2,926,513
FIH Mobile Ltd. (a)	2,442,000	261,330
FLEXium Interconnect, Inc.	118,000	376,187
General Interface Solution Holding Ltd.	90,000	253,253
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,848,725	22,502,317
Kingboard Chemical Holdings Ltd.	55,500	197,977
LG Innotek Co. Ltd.	6,680	1,400,525
Redington (India) Ltd.	546,863	1,127,539
Samsung Electro-Mechanics Co. Ltd.	23,351	2,545,087
Samsung SDI Co. Ltd.	23,150	12,195,369
Simplo Technology Co. Ltd.	3,000	28,887
SINBON Electronics Co. Ltd.	213,000	2,064,867
Sirtec International Co. Ltd.	1,000	699
Sunny Optical Technology Group Co. Ltd.	897,644	10,177,888
Unimicron Technology Corp.	1,454,927	6,058,252
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)	117,700	268,897
Yageo Corp.	469,704	8,220,584
Zhejiang Dahua Technology Co. Ltd. (A Shares)	280,600	586,826
Zhen Ding Technology Holding Ltd.	329,000	1,198,699
		73,990,127
IT Services - 1.0%
Arabian Internet and Communications Services Co. Ltd.	50,117	3,306,722
Beyondsoft Corp. (A Shares)	105,800	223,093
ChinaSoft International Ltd.	234,000	167,837
Cigniti Technologies Ltd.	8,166	69,472
Digital China Holdings Ltd. (H Shares)	386,000	179,491
Digital China Information Service Co. Ltd. (A Shares)	452,529	814,544
Elm Co.	27,940	2,821,809
Fujian Boss Software Development Co. Ltd.	207,570	642,463
Globant SA (a)	32,010	5,284,211
HCL Technologies Ltd.	882,779	11,510,468
Infosys Ltd.	1,059,212	19,031,666
Infosys Ltd. sponsored ADR	716,369	12,851,660
Saksoft Ltd.	28,035	48,661
Samsung SDS Co. Ltd.	845	80,139
Tata Consultancy Services Ltd.	338,706	13,577,133
TravelSky Technology Ltd. (H Shares)	79,000	155,798
Wangsu Science & Technology Co. Ltd. (A Shares)	95,600	85,488
WNS Holdings Ltd. sponsored ADR (a)	28,566	2,482,957
		73,333,612
Semiconductors & Semiconductor Equipment - 6.9%
Advanced Analog Technology, Inc.	33,000	62,694
Advanced Process Systems Corp.	2,751	42,061
ALI Corp. (a)	131,000	93,541
ASE Technology Holding Co. Ltd.	1,733,000	5,915,033
ASE Technology Holding Co. Ltd. ADR	181,083	1,298,365
ASML Holding NV (Netherlands)	11,659	7,186,101
ASMPT Ltd.	245,700	2,094,087
ChipMOS TECHNOLOGIES, Inc.	216,000	255,771
Contrel Technology Co. Ltd.	122,000	70,644
Daqo New Energy Corp. ADR (a)	88,202	3,896,764
DB HiTek Co. Ltd.	54,070	1,853,913
eGalax_eMPIA Technology, Inc.	309,826	632,956
eMemory Technology, Inc.	144,703	8,802,687
Everlight Electronics Co. Ltd.	73,000	91,428
Generalplus Technology, Inc.	41,000	73,491
Global Unichip Corp.	68,000	2,566,038
Himax Technologies, Inc. sponsored ADR	87,800	652,354
KC Tech Co. Ltd.	908	12,226
LONGi Green Energy Technology Co. Ltd.	2,215,819	14,138,494
Lx Semicon Co. Ltd.	15,818	1,107,460
Macroblock, Inc.	39,000	147,170
MediaTek, Inc.	1,578,456	37,125,039
MPI Corp.	46,000	184,808
Novatek Microelectronics Corp.	668,000	8,855,237
Nuvoton Technology Corp.	34,000	163,142
Parade Technologies Ltd.	107,023	3,349,256
Phison Electronics Corp.	28,000	319,714
Powertech Technology, Inc.	24,000	68,783
Qingdao GaoCe Technology Co. Ltd. Class A	38,749	413,008
Radiant Opto-Electronics Corp.	858,000	2,944,665
Raydium Semiconductor Corp.	32,572	436,554
Realtek Semiconductor Corp.	464,000	5,735,849
Silergy Corp.	854,908	16,185,961
SIMMTECH Co. Ltd.	35,106	763,931
Sitronix Technology Corp.	129,000	956,799
SK Hynix, Inc.	529,884	35,855,274
Sonix Technology Co. Ltd.	10,000	17,827
StarPower Semiconductor Ltd. (A Shares)	7,400	314,863
Taiwan Semiconductor Manufacturing Co. Ltd.	18,922,494	310,297,033
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	349,067	30,393,264
United Microelectronics Corp.	2,898,000	4,678,453
Vanguard International Semiconductor Corp.	781,000	2,350,114
Winbond Electronics Corp.	2,697,000	2,022,311
WONIK IPS Co. Ltd.	126,494	2,972,804
		517,397,967
Software - 0.2%
Asseco Poland SA	1,518	27,248
Aurionpro Solutions Ltd.	5,213	21,793
Cyient Ltd.	5,263	60,135
Genesis Technology, Inc.	20,698	39,457
Glodon Co. Ltd. (A Shares)	385,200	3,337,874
Hundsun Technologies, Inc. (A Shares)	1,310,389	8,391,449
Kingdee International Software Group Co. Ltd. (a)	749,000	1,395,059
KPIT Technologies Ltd.	254,305	2,552,897
Newgen Software Technologies Ltd.	5,657	29,984
NSFocus Information Technology Co. Ltd. (A Shares)	188,500	323,528
Nucleus Software Exports Ltd.	29,906	205,537
Oracle Financial Services Soft	3,355	128,651
Sangfor Technologies, Inc.	4,600	94,755
Sinosoft Co. Ltd.	124,080	561,039
YGSOFT, Inc. (A Shares)	195,052	232,935
ZWSOFT Co. Ltd. Guangzhou (A Shares)	77,944	2,224,980
		19,627,321
Technology Hardware, Storage & Peripherals - 2.7%
Asia Vital Components Co. Ltd.	326,000	1,277,912
Asia Vital Components Co. Ltd. rights 4/6/23 (a)	20,760	17,221
ASUSTeK Computer, Inc.	226,000	2,043,852
Gigabyte Technology Co. Ltd.	389,000	1,505,888
Lenovo Group Ltd.	7,628,000	6,841,430
Lite-On Technology Corp.	1,909,000	4,316,054
Micro-Star International Co. Ltd.	80,000	356,539
Samsung Electronics Co. Ltd.	4,007,365	183,808,778
Wistron Corp.	735,000	792,624
		200,960,298
TOTAL INFORMATION TECHNOLOGY		892,808,616
MATERIALS - 3.6%
Chemicals - 1.3%
Abou Kir Fertilizers & Chemical Industries	68,315	93,005
Andhra Sugars Ltd. (a)	60,735	86,460
Asian Paints Ltd.	64,113	2,194,481
Castrol India Ltd.	14,099	19,576
China BlueChemical Ltd. (H Shares)	162,000	36,530
China Risun Group Ltd. Class H	70,116	33,497
China Sanjiang Fine Chemicals Ltd.	165,866	31,697
Dongyue Group Co. Ltd.	123,000	139,149
E.I.D. Parry (India) Ltd.	18,377	111,703
Fertiglobe PLC	69,923	75,194
Fufeng Group Ltd.	703,992	451,127
Ganfeng Lithium Group Co. Ltd. (H Shares) (d)	297,520	2,073,323
GHCL Ltd.	29,260	182,191
Gujarat Narmada Valley Fertilizers Co.	54,694	347,905
Gujarat State Fertilizers & Chemicals Ltd.	97,251	147,268
Hansol Chemical Co. Ltd.	12,053	1,865,620
Indorama Ventures PCL:
(For. Reg.)	762,900	795,985
NVDR	4,338,600	4,526,753
KCC Corp.	1,168	217,035
LG Chemical Ltd.	82,475	42,448,853
Lotte Fine Chemical Co. Ltd.	4,343	190,986
Methanol Chemicals Co. (a)	131,885	874,395
NOROO Paint & Coatings Co. Ltd.	11,018	65,965
Oci Co. Ltd.	23,844	1,638,701
Pcbl Ltd. /India	330,339	475,053
PhosAgro PJSC (c)	18,583	1,418
PhosAgro PJSC:
GDR (c)	359	7
GDR (Reg. S) (a)(c)	1	0
Polyplex Corp. Ltd.	3,317	54,295
PTT Global Chemical PCL NVDR	345,100	462,942
Sabic Agriculture-Nutrients Co.	117,164	4,171,215
Sahara International Petrochemical Co.	433,308	4,087,539
Sasol Ltd.	104,605	1,533,870
Satellite Chemical Co. Ltd. (A Shares)	2,075,040	5,210,495
Saudi Basic Industries Corp.	451,193	10,640,635
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	160,383	709,225
Sharda Cropchem Ltd.	15,552	88,472
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	15,622	1,386,453
Solar Industries India Ltd.	170,300	8,077,324
Songwon Industrial Co. Ltd.	5,288	76,447
Sree Rayalaseema Hi-Strength Hypo Ltd.	6,825	35,300
Supreme Petrochem Ltd.	9,924	44,622
Taekwang Industrial Co. Ltd.	155	91,743
Tamilnadu Petroproducts Ltd.	29,740	28,482
TGV SRAAC Ltd. (a)	4,174	5,386
Unipar Carbocloro SA	6,160	87,974
UPL Ltd.	228,952	1,923,147
Wanhua Chemical Group Co. Ltd. (A Shares)	99,700	1,499,224
		99,338,667
Construction Materials - 0.3%
Asia Cement (China) Holdings Corp.	235,332	118,724
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	778,291	3,863,729
CEMEX S.A.B. de CV sponsored ADR (a)	668,586	3,329,558
China National Building Materials Co. Ltd. (H Shares)	1,874,442	1,659,665
Guangdong Tapai Group Co. Ltd. (A Shares)	291,513	335,097
JK Cement Ltd.	188,000	6,288,884
NCL Industries Ltd.	21,490	43,997
Qatar National Cement Co. QSC (a)	18,192	21,111
Qatari Investors Group QSC (a)	62,258	33,678
Siam Cement PCL (For. Reg.)	113,300	1,051,859
Tipco Asphalt NVDR	95,600	53,741
Ultratech Cement Ltd.	38,007	3,339,346
		20,139,389
Containers & Packaging - 0.0%
BG Container Glass PCL NVDR	21,900	6,218
CPMC Holdings Ltd.	87,456	52,032
Time Technoplast Ltd.	50,359	49,357
Uflex Ltd.	3,918	17,949
		125,556
Metals & Mining - 1.9%
African Rainbow Minerals Ltd.	202,375	2,803,277
Anglo American Platinum Ltd.	39,568	2,191,634
AngloGold Ashanti Ltd.	31,878	536,906
Ann Joo Resources Bhd	500	128
Barrick Gold Corp.	568,000	9,156,160
China Hongqiao Group Ltd.	191,500	204,689
China Oriental Group Co. Ltd. (H Shares)	102,045	20,671
China Zhongwang Holdings Ltd. (a)(c)	350,800	75,081
Companhia Brasileira de Aluminio	2,221,338	4,421,080
Endeavour Mining PLC	11,494	239,230
First Quantum Minerals Ltd.	128,941	2,816,952
Freeport-McMoRan, Inc.	144,700	5,928,359
Godawari Power & Ispat Ltd.	8,450	34,968
Gold Fields Ltd. (b)	551,111	5,001,401
Grupo Mexico SA de CV Series B	1,206,243	5,411,991
Guangdong Zhongnan Iron & Steel Co. Ltd. (A Shares)	1,595,800	688,182
Hindalco Industries Ltd.	445,071	2,149,826
Hindustan Zinc Ltd.	146,327	538,247
Impala Platinum Holdings Ltd.	1,151,475	10,753,579
Jastrzebska Spolka Weglowa SA (a)	170,676	2,097,122
Jiangxi Copper Co. Ltd. (H Shares)	93,000	146,442
Jindal Saw Ltd.	59,724	108,507
Korea Zinc Co. Ltd.	26,312	11,630,582
Kumba Iron Ore Ltd.	77,499	2,021,599
Maharashtra Seamless Ltd.	20,850	76,518
MOIL Ltd.	25,877	47,107
National Aluminium Co. Ltd.	39,774	37,659
Nickel Asia Corp.	295,300	37,516
NMDC Ltd.	221,865	298,254
Novolipetsk Steel OJSC (a)(c)	355,140	4,227
Novolipetsk Steel OJSC GDR (Reg. S) (a)(c)	56,576	7,029
Polyus PJSC (a)(c)	2,468	7,196
Polyus PJSC unit (a)(c)	8,823	13,520
POSCO	87,938	21,228,166
POSCO sponsored ADR (b)	28,354	1,729,310
Prakash Industries Ltd. (a)	112,958	74,011
PT Adaro Minerals Indonesia Tbk (a)	2,496,200	212,791
PT Aneka Tambang Tbk	4,925,700	642,763
PT Vale Indonesia Tbk (a)	203,300	90,985
Sansteel Minguang Co. Ltd. (A Shares)	723,700	546,945
Sibanye-Stillwater Ltd.	505,065	1,019,760
Southern Copper Corp. (b)	14,919	1,099,381
Steel Authority of India Ltd.	2,787,626	2,791,168
Tata Steel Ltd.	2,934,274	3,690,699
Ternium SA sponsored ADR	120,737	5,144,604
Vale SA	554,500	9,036,461
Vale SA sponsored ADR	1,016,646	16,611,996
Vedanta Ltd.	458,261	1,487,983
Xinyu Iron & Steel Co. Ltd.	2,900,747	1,907,781
Zijin Mining Group Co. Ltd. (H Shares)	3,548,812	5,353,012
		142,173,455
Paper & Forest Products - 0.1%
Dexco SA	181,831	226,444
Empresas CMPC SA	21,752	36,144
Evergreen Fibreboard Bhd	293,700	20,289
Hansol Paper Co. Ltd.	14,690	136,205
Moorim P&P Co. Ltd.	13,861	42,227
Nine Dragons Paper (Holdings) Ltd.	141,000	114,785
PT Indah Kiat Pulp & Paper Tbk	320,210	166,404
Sappi Ltd.	123,207	327,859
Satia Industries Ltd.	51,942	71,963
Seshasayee Paper & Boards Ltd.	7,875	22,936
Suzano Papel e Celulose SA	438,568	3,999,128
West Coast Paper Mills Ltd.	36,114	210,470
Xianhe Co. Ltd. (A Shares)	179,793	798,947
		6,173,801
TOTAL MATERIALS		267,950,868
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Fibra Uno Administracion SA de CV	378,800	539,531
SA Corporate Real Estate Fund	186,080	22,291
		561,822
Real Estate Management & Development - 0.6%
Agile Property Holdings Ltd. (a)	1,767,238	486,309
AP Thailand PCL (For. Reg.)	1,121,100	394,681
Ayala Land, Inc.	3,432,146	1,767,709
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	551,700	1,180,043
China Overseas Land and Investment Ltd.	3,204,500	7,944,501
China Resources Land Ltd.	1,606,000	7,120,137
China Resources Mixc Lifestyle Services Ltd. (d)	490,000	2,684,282
Dar Al Arkan Real Estate Development Co. (a)	550,419	2,106,249
Emaar Development PJSC (a)	3,503,961	4,512,193
Emaar Properties PJSC	4,642,501	7,077,947
Greentown China Holdings Ltd.	467,500	638,469
Hang Lung Properties Ltd.	1,795,000	3,462,214
IOI Properties Group Bhd	131,800	32,895
KE Holdings, Inc. ADR (a)	250,085	4,564,051
Land & House PCL NVDR	348,400	96,936
Megaworld Corp.	2,065,000	75,383
PT Ciputra Development Tbk	1,816,000	117,891
SYN prop e tech SA	47,300	36,048
Xinyuan Real Estate Co. Ltd. ADR (a)	38	208
		44,298,146
TOTAL REAL ESTATE		44,859,968
UTILITIES - 0.6%
Electric Utilities - 0.1%
CESC Ltd. GDR	197,774	165,958
Energisa SA unit	213,082	1,574,677
PGE Polska Grupa Energetyczna SA (a)	485,472	728,991
Saudi Electricity Co.	909,558	5,380,781
		7,850,407
Gas Utilities - 0.4%
Beijing Enterprises Holdings Ltd.	5,254	17,202
China Gas Holdings Ltd.	28,800	40,213
ENN Energy Holdings Ltd.	921,200	13,085,561
GAIL India Ltd.	4,235,940	5,261,289
Indraprastha Gas Ltd.	82,667	438,767
Korea Gas Corp.	43,783	929,551
Kunlun Energy Co. Ltd.	6,141,172	4,913,313
Mahanagar Gas Ltd.	11,865	128,613
PT Perusahaan Gas Negara Tbk Series B	18,383,700	1,886,590
		26,701,099
Independent Power and Renewable Electricity Producers - 0.1%
Banpu Power PCL NVDR	67,500	29,896
NTPC Ltd.	4,206,316	8,677,801
		8,707,697
Water Utilities - 0.0%
VA Tech Wabag Ltd. (a)	32,270	120,419
TOTAL UTILITIES		43,379,622
TOTAL COMMON STOCKS (Cost $3,597,337,647)		4,027,197,774

Nonconvertible Preferred Stocks - 1.3%
	Shares	Value ($)
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	1,805,500	8,704,279
sponsored ADR	1,287,623	14,279,739
		22,984,018
FINANCIALS - 0.5%
Banks - 0.5%
Banco Bradesco SA (PN)	1,967,560	4,915,659
Itau Unibanco Holding SA	3,260,757	15,838,381
Itau Unibanco Holding SA sponsored ADR (b)	1,835,589	8,829,183
Itausa-Investimentos Itau SA (PN)	4,498,773	7,071,962
Sberbank of Russia (a)(c)	145,250	1,115
Sberbank of Russia (Russia) (a)(c)	128,031	983
		36,657,283
INFORMATION TECHNOLOGY - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Samsung Electronics Co. Ltd.	444,677	17,973,003
MATERIALS - 0.2%
Chemicals - 0.0%
Unipar Carbocloro SA	34,540	523,102
Metals & Mining - 0.2%
Cia Ferro Ligas da Bahia - Ferbasa	18,043	197,991
Gerdau SA	2,074,000	11,341,646
Gerdau SA sponsored ADR	545,462	2,983,677
Metalurgica Gerdau SA (PN)	574,600	1,380,678
		15,903,992
TOTAL MATERIALS		16,427,094
UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Energetica de Minas Gerais (CEMIG) (PN)	1,035,088	2,071,975
Water Utilities - 0.0%
Cia de Saneamento do Parana	195,100	127,074
TOTAL UTILITIES		2,199,049
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $85,707,094)		96,240,447

Equity Funds - 39.3%
	Shares	Value ($)
Diversified Emerging Markets Funds - 39.3%
Aberdeen Emerging Markets Fund Institutional Service Class	11,140,011	140,364,139
Artisan Developing World Fund Investor Shares	6,104,959	89,010,301
Brandes Emerging Markets Value Fund Class A	12,041,321	88,624,124
Calvert Emerging Markets Equity Fund Class A	46	722
Fidelity Advisor Emerging Markets Fund Class Z (e)	14,677,561	482,304,648
Fidelity SAI Emerging Markets Index Fund (e)	17,723,445	218,175,605
Fidelity SAI Emerging Markets Low Volatility Index Fund (e)	57,023,370	558,829,027
Fidelity SAI Emerging Markets Value Index Fund (e)	71,668,786	792,656,750
GMO Emerging Markets Fund Class I	347,149	7,578,260
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	11,089,113	232,206,034
Invesco Developing Markets Fund Class R6	4,241,348	157,905,391
iShares MSCI China ETF (b)	2,137,525	102,301,947
iShares MSCI EM ESG Optimized ETF (b)	209,609	6,380,498
iShares MSCI South Korea Index ETF (b)	511,975	29,950,538
Lazard Emerging Markets Equity Portfolio Open Shares	842,137	13,314,193
Matthews Korea Fund Investor Class	640,173	2,471,066
Matthews Pacific Tiger Fund Investor Class	178	3,637
Xtrackers Harvest CSI 300 China ETF Class A (b)	565,906	16,603,682

TOTAL EQUITY FUNDS (Cost $3,053,727,589)		2,938,680,562

Other - 0.2%
	Shares	Value ($)
Commodity Funds - Broad Basket - 0.2%
Fidelity SAI Inflation-Focused Fund (e) (Cost $11,491,612)	1,313,459	12,162,626

U.S. Treasury Obligations - 0.1%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.58% to 4.72% 4/27/23 to 5/18/23 (g) (Cost $10,249,272)	10,340,000	10,248,175

Money Market Funds - 7.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (h)	69,134,370	69,148,197
Fidelity Securities Lending Cash Central Fund 4.63% (h)(i)	164,167,335	164,183,752
State Street Institutional U.S. Government Money Market Fund Premier Class 4.43% (j)	311,036,894	311,036,894
TOTAL MONEY MARKET FUNDS (Cost $544,368,843)		544,368,843

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $7,302,882,057)	7,628,898,427
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(150,588,885)
NET ASSETS - 100.0%	7,478,309,542

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	5,812	Mar 2023	279,818,740	(12,109,075)	(12,109,075)

The notional amount of futures purchased as a percentage of Net Assets is 3.7%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $138,429,357 or 1.9% of net assets.

(e)	Affiliated Fund
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,718,089.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	46,788,821	459,847,407	437,488,031	1,461,645	-	-	69,148,197	0.2%
Fidelity Securities Lending Cash Central Fund 4.63%	227,226,382	1,667,112,276	1,730,154,906	1,830,528	-	-	164,183,752	0.5%
Total	274,015,203	2,126,959,683	2,167,642,937	3,292,173	-	-	233,331,949

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Emerging Markets Fund Class Z	622,922,321	4,237,385	45,000,000	4,237,386	(15,750,577)	(84,104,481)	482,304,648
Fidelity SAI Emerging Markets Index Fund	344,501,663	135,895,709	213,000,000	5,895,709	19,772,110	(68,993,877)	218,175,605
Fidelity SAI Emerging Markets Low Volatility Index Fund	590,858,941	111,080,798	52,258,116	10,822,682	(4,918,458)	(85,934,138)	558,829,027
Fidelity SAI Emerging Markets Value Index Fund	885,908,737	139,096,186	67,105,759	37,990,442	(18,015,245)	(147,227,169)	792,656,750
Fidelity SAI Inflation-Focused Fund	13,476,115	1,468,909	-	1,468,909	-	(2,782,398)	12,162,626
	2,457,667,777	391,778,987	377,363,875	60,415,128	(18,912,170)	(389,042,063)	2,064,128,656

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	370,471,790	124,529,320	242,600,376	3,342,094
Consumer Discretionary	673,710,975	416,045,303	257,525,297	140,375
Consumer Staples	322,378,373	322,342,388	-	35,985
Energy	167,075,269	160,562,325	5,786,684	726,260
Financials	922,417,104	650,878,013	271,377,358	161,733
Health Care	122,563,433	105,800,885	16,762,548	-
Industrials	259,223,057	259,168,715	-	54,342
Information Technology	910,781,619	563,656,112	347,125,507	-
Materials	284,377,962	254,949,381	29,320,103	108,478
Real Estate	44,859,968	44,859,968	-	-
Utilities	45,578,671	45,578,671	-	-

Equity Funds	2,938,680,562	2,938,680,562	-	-

Other	12,162,626	12,162,626	-	-

Other Short-Term Investments	10,248,175	-	10,248,175	-

Money Market Funds	544,368,843	544,368,843	-	-
Total Investments in Securities:	7,628,898,427	6,443,583,112	1,180,746,048	4,569,267
Derivative Instruments:

Liabilities
Futures Contracts	(12,109,075)	(12,109,075)	-	-
Total Liabilities	(12,109,075)	(12,109,075)	-	-
Total Derivative Instruments:	(12,109,075)	(12,109,075)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(12,109,075)
Total Equity Risk	0	(12,109,075)
Total Value of Derivatives	0	(12,109,075)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $158,419,399) - See accompanying schedule:
Unaffiliated issuers (cost $4,979,687,279)	$5,331,437,822
Fidelity Central Funds (cost $233,331,949)	233,331,949
Other affiliated issuers (cost $2,089,862,829)	2,064,128,656

Total Investment in Securities (cost $7,302,882,057)		$7,628,898,427
Foreign currency held at value (cost $7,459,368)		7,432,701
Receivable for investments sold		14,198,549
Receivable for fund shares sold		10,991,525
Dividends receivable		9,939,215
Interest receivable		810,329
Distributions receivable from Fidelity Central Funds		281,039
Other receivables		134,548
Total assets		7,672,686,333
Liabilities
Payable to custodian bank	$753,177
Payable for investments purchased	15,349,377
Payable for fund shares redeemed	3,313,325
Accrued management fee	1,842,265
Payable for daily variation margin on futures contracts	1,890,638
Other payables and accrued expenses	7,094,826
Collateral on securities loaned	164,133,183
Total Liabilities		194,376,791
Net Assets		$7,478,309,542
Net Assets consist of:
Paid in capital		$7,773,750,178
Total accumulated earnings (loss)		(295,440,636)
Net Assets		$7,478,309,542
Net Asset Value , offering price and redemption price per share ($7,478,309,542 ÷ 765,757,023 shares)		$9.77

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends:
Unaffiliated issuers		$171,167,316
Affiliated issuers		60,398,694
Non-Cash dividends		13,119,600
Interest		4,951,495
Income from Fidelity Central Funds (including $1,830,528 from security lending)		3,292,173
Income before foreign taxes withheld		$252,929,278
Less foreign taxes withheld		(16,277,743)
Total Income		236,651,535
Expenses
Management fee	$44,180,065
Custodian fees and expenses	1,734,197
Independent trustees' fees and expenses	53,994
Registration fees	108,387
Audit	133,941
Legal	13,532
Miscellaneous	53,447
Total expenses before reductions	46,277,563
Expense reductions	(20,276,281)
Total expenses after reductions		26,001,282
Net Investment income (loss)		210,650,253
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $3,941,082)	(453,212,835)
Affiliated issuers	(18,912,170)
Foreign currency transactions	(4,382,232)
Futures contracts	(69,208,231)
Capital gain distributions from underlying funds:
Unaffiliated issuers	788,480
Affiliated issuers	16,434
Total net realized gain (loss)		(544,910,554)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $4,375,408)	(742,472,911)
Affiliated issuers	(389,042,083)
Assets and liabilities in foreign currencies	(287,101)
Futures contracts	2,308,190
Total change in net unrealized appreciation (depreciation)		(1,129,493,905)
Net gain (loss)		(1,674,404,459)
Net increase (decrease) in net assets resulting from operations		$(1,463,754,206)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$210,650,253	$174,467,478
Net realized gain (loss)	(544,910,554)	89,420,383
Change in net unrealized appreciation (depreciation)	(1,129,493,905)	(1,539,804,432)
Net increase (decrease) in net assets resulting from operations	(1,463,754,206)	(1,275,916,571)
Distributions to shareholders	(190,211,815)	(294,736,059)
Share transactions
Proceeds from sales of shares	2,219,233,596	3,263,578,700
Reinvestment of distributions	165,990,631	266,713,282
Cost of shares redeemed	(3,010,880,251)	(1,415,939,059)
Net increase (decrease) in net assets resulting from share transactions	(625,656,024)	2,114,352,923
Total increase (decrease) in net assets	(2,279,622,045)	543,700,293

Net Assets
Beginning of period	9,757,931,587	9,214,231,294
End of period	$7,478,309,542	$9,757,931,587

Other Information
Shares
Sold	221,205,781	245,488,428
Issued in reinvestment of distributions	17,201,102	20,980,423
Redeemed	(296,986,009)	(105,951,304)
Net increase (decrease)	(58,579,126)	160,517,547

Financial Highlights
Strategic Advisers® Emerging Markets Fund

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.84	$13.88	$10.20	$10.23	$11.75
Income from Investment Operations
Net investment income (loss) B,C	.26	.24	.15	.23 D	.17
Net realized and unrealized gain (loss)	(2.08)	(1.90)	3.66	(.03)	(1.53)
Total from investment operations	(1.82)	(1.66)	3.81	.20	(1.36)
Distributions from net investment income	(.25)	(.25)	(.13)	(.23)	(.16)
Distributions from net realized gain	-	(.13)	-	-	-
Total distributions	(.25)	(.38)	(.13)	(.23)	(.16)
Net asset value, end of period	$9.77	$11.84	$13.88	$10.20	$10.23
Total Return E	(15.33)%	(12.12)%	37.42%	1.80%	(11.48)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.57%	.58%	.59%	.64%	.66%
Expenses net of fee waivers, if any	.32%	.33%	.34%	.39%	.41%
Expenses net of all reductions	.32%	.33%	.34%	.39%	.40%
Net investment income (loss)	2.59%	1.78%	1.28%	2.20% D	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$7,478,310	$9,757,932	$9,214,231	$4,818,245	$4,660,765
Portfolio turnover rate H	39%	31%	43%	39%	57%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.87%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).   The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Emerging Markets Fund	$53,515

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC),   capital loss carryforwards, and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,056,115,490
Gross unrealized depreciation	(827,178,667)
Net unrealized appreciation (depreciation)	$228,936,823
Tax Cost	$7,399,961,604

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(517,828,597)
Net unrealized appreciation (depreciation) on securities and other investments	$228,644,006

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(303,472,528)
Long-term	(214,356,069)
Total capital loss carryforward	$(517,828,597)

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$190,211,815	$202,005,408
Long-term Capital Gains	-	92,730,651
Total	$190,211,815	$294,736,059

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Emerging Markets Fund	3,004,257,341	3,299,541,356

5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, Causeway Capital Management, LLC, FIAM LLC (an affiliate of the investment adviser), FIL Investment Advisors, Schroder Investment Management North America, Inc., Somerset Capital Management LLP and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Emerging Markets Fund	$2,861

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Emerging Markets Fund	10,326,943	16,444,914	(583,819)

6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Emerging Markets Fund	$15,050

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Emerging Markets Fund	$195,810	$-	$-

9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $ 20,276,281.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Emerging Markets Fund
Fidelity SAI Emerging Markets Low Volatility Index Fund	19%
Fidelity SAI Emerging Markets Value Index Fund	30%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees.   The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women';s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Strategic Advisers® Emerging Markets Fund	.33%
Actual		$ 1,000	$ 1,003.50	$ 1.64
Hypothetical- B		$ 1,000	$ 1,023.16	$ 1.66

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates $1,893,654 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 56.50% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2917 and $0.0397 for the dividend paid December 30, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with Acadian Asset Management LLC, Causeway Capital Management LLC , FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, Schroder Investment Management North America, Inc., Somerset Capital Management LLP, and T. Rowe Price Associates, Inc. (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, FIL Investment Advisors (UK) Limited, Schroder Investment Management North America Limited, T. Rowe Price International Ltd., and T. Rowe Price Singapore Private Ltd. (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2022 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds throughout the COVID-19 pandemic.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities and sufficient access to information and data that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2021, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the three- and five-year periods and in the third quartile for the one-year period ended December 31, 2021. The Board also noted that the fund had out-performed 39%, 67%, and 68% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2021. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to selected groups of competitive funds (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar investment objective categories (as classified by Lipper) that it believes have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee . The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2021.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses . In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2021.

Fees Charged to Other Clients . The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.918359.112
SAE-ANN-0423
Strategic Advisers® Core Income Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
February 28, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Core Income Fund	-10.12%	0.90%	1.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
$9,600
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
'23
Period Ending Values
$11,629 Strategic Advisers® Core Income Fund
$11,176 Bloomberg U.S. Aggregate Bond Index

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -9.72% for the 12 months ending February 28, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The new year began with an upturn in January (+3.08%) but in February bonds fell back (-2.59%), as the backdrop remained clouded by the multitude of risk factors that challenged the global economy in 2022, when the index logged its worst annual return on record. In March 2022, the Federal Reserve, faced with persistent inflationary pressure, began an aggressive series of rate hikes, eventually raising its benchmark interest rate eight times, by a total of 4.5 percentage points, through early February. At the same time, the Fed tapered the stimulative, large-scale asset purchases it had dramatically expanded in 2020 amid the COVID-19 pandemic. The actions helped push nominal and real (inflation-adjusted) U.S. bond yields to their highest level in more than a decade. Bond prices, which move inversely to yields, fell sharply, and credit spreads significantly widened, as investors demanded more yield for buying corporate debt and other credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes, and in December the Fed stepped down to a 0.50% rise after a series of 0.75% hikes, followed by a 0.25% rise on February 2. All major market segments lost ground for the full 12 months, with high-quality, shorter-term bonds holding up best.
Comments from Portfolio Manager Jonathan Duggan:
For the fiscal year ending February 28, 2023, the Fund returned -10.12%, trailing the -9.72% result of the benchmark Bloomberg U.S. Aggregate Bond Index. In terms of the Fund's active underlying managers, those with greater-than-benchmark interest rate sensitivity and/or with substantial allocations to corporate or mortgage credit, tended to struggle during much of the period. These factors worked against two funds from Western Asset Management in particular, and they collectively detracted most versus the benchmark. Both Western Asset Core Bond Fund (-12%) and Western Asset Core Plus Bond Fund (-13%) were hurt by long-duration positioning, which was designed to hedge each fund's exposure to credit risk. An allocation to long-term U.S. Treasuries - held for liquidity and risk-management purposes - also dampened the Fund's relative performance. On the plus side, PIMCO Mortgage Opportunities and Bond Fund (-5%) benefited from having a much shorter duration than the broader Fund's benchmark. Holdings of non-agency mortgage-backed securities (MBS) and commercial MBS also aided this fund's performance later in the period. Fidelity ® SAI Total Bond Fund (-9%) also notably contributed. Specifically, stakes in high-yield corporate credit - which outperformed investment-grade (IG) credit - and leveraged bank loans, along with underweighted exposure to IG credit, proved beneficial. The Fund's cash allocation also added value, playing a vital defensive role in a what was declining market environment. During the period, I increased the Fund's allocations to short-term U.S. Treasuries, agency MBS and short-term corporate credit using exchange-traded funds and Fidelity ® Short Term Treasury Bond Index Fund. I did this partially to boost the portfolio's exposure to the shorter end of the yield curve, where yields are considerably higher than they were a year ago.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 28, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
PIMCO Total Return Fund Institutional Class	12.4
Fidelity SAI Total Bond Fund	10.8
U.S. Treasury Obligations	9.0
Western Asset Core Plus Bond Fund Class I	6.0
Western Asset Core Bond Fund Class I	4.8
Fidelity SAI U.S. Treasury Bond Index Fund	3.7
DoubleLine Total Return Bond Fund Class N	3.6
Fannie Mae	3.2
Voya Intermediate Bond Fund Class I	2.9
PIMCO Mortgage Opportunities Fund Institutional Class	2.8
Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (1.7)%*
Short-Term Investments and Net Other Assets (Liabilities) are not available in the pie chart.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments February 28, 2023
Showing Percentage of Net Assets

Nonconvertible Bonds - 9.1%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.:
1.7% 3/25/26		700,000	629,026
2.55% 12/1/33		5,588,000	4,278,448
3.5% 6/1/41		4,990,000	3,746,099
3.5% 9/15/53		1,298,000	891,059
3.55% 9/15/55		1,440,000	975,461
3.65% 9/15/59		8,915,000	6,037,622
3.8% 12/1/57		26,733,000	18,768,267
4.3% 2/15/30		3,709,000	3,479,321
4.5% 5/15/35		1,980,000	1,780,942
4.5% 3/9/48		6,650,000	5,467,437
4.75% 5/15/46		12,145,000	10,442,364
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		305,000	274,805
Cablevision Lightpath LLC 3.875% 9/15/27 (b)		10,000	8,152
Cellnex Telecom SA 1.75% 10/23/30 (Reg. S)	EUR	5,500,000	4,520,383
Cogent Communications Group, Inc.:
3.5% 5/1/26 (b)		165,000	149,863
7% 6/15/27 (b)		255,000	246,713
Frontier Communications Holdings LLC 5.875% 10/15/27 (b)		95,000	88,265
Holdco SASU:
6.5% 10/15/26 (b)		475,000	443,937
7% 10/15/28 (b)		450,000	413,324
Level 3 Financing, Inc. 3.625% 1/15/29 (b)		4,900,000	3,144,232
Lumen Technologies, Inc.:
7.6% 9/15/39		939,000	465,453
7.65% 3/15/42		1,000,000	499,000
Qwest Corp. 7.25% 9/15/25		203,000	200,310
Sable International Finance Ltd. 5.75% 9/7/27 (b)		526,000	483,197
Sprint Capital Corp. 8.75% 3/15/32		555,000	660,722
Sprint Spectrum Co. LLC:
4.738% 9/20/29 (b)		770,625	761,738
5.152% 9/20/29 (b)		14,655,000	14,492,312
Telecom Italia SpA 5.303% 5/30/24 (b)		370,000	360,317
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		400,000	373,220
Verizon Communications, Inc.:
2.355% 3/15/32		3,020,000	2,374,180
2.65% 11/20/40		1,515,000	1,026,117
3.4% 3/22/41		5,480,000	4,130,820
4.016% 12/3/29		4,681,000	4,317,304
Virgin Media Finance PLC 5% 7/15/30 (b)		270,000	220,050
Zayo Group Holdings, Inc. 4% 3/1/27 (b)		1,900,000	1,457,538
			97,607,998
Entertainment - 0.0%
Netflix, Inc. 4.375% 11/15/26		165,000	159,162
Roblox Corp. 3.875% 5/1/30 (b)		280,000	230,191
Take-Two Interactive Software, Inc. 4% 4/14/32		3,095,000	2,756,749
			3,146,102
Interactive Media & Services - 0.0%
Meta Platforms, Inc. 4.45% 8/15/52		1,785,000	1,480,195
Tencent Holdings Ltd. 3.84% 4/22/51 (b)		2,435,000	1,745,457
			3,225,652
Media - 0.4%
Adria Bidco BV 5.25% 2/1/30 (b)	EUR	5,200,000	4,207,531
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)		555,000	424,081
Altice France Holding SA:
4% 2/15/28 (Reg. S)	EUR	4,800,000	3,455,379
8% 5/15/27 (Reg. S)	EUR	4,800,000	4,023,491
Cable One, Inc. 4% 11/15/30 (b)		2,500,000	1,949,250
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (b)		2,450,000	2,450,000
4.5% 8/15/30 (b)		180,000	148,054
4.5% 5/1/32		3,822,000	3,024,922
4.5% 6/1/33 (b)		2,110,000	1,641,585
4.75% 2/1/32 (b)		115,000	93,150
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.7% 4/1/51		2,995,000	1,831,353
3.9% 6/1/52		12,363,000	7,812,551
4.8% 3/1/50		4,815,000	3,519,099
4.908% 7/23/25		7,565,000	7,402,393
5.25% 4/1/53		1,805,000	1,411,473
5.375% 4/1/38		450,000	376,471
5.375% 5/1/47		32,024,000	25,512,046
6.384% 10/23/35		3,210,000	3,081,202
6.484% 10/23/45		3,445,000	3,116,856
Comcast Corp.:
2.937% 11/1/56		1,940,000	1,216,815
3.75% 4/1/40		770,000	630,632
3.999% 11/1/49		10,000	8,055
COX Communications, Inc.:
1.8% 10/1/30 (b)		975,000	751,665
2.6% 6/15/31 (b)		275,000	222,136
3.15% 8/15/24 (b)		1,550,000	1,493,407
Cox Enterprises, Inc. 7.375% 7/15/27 (b)		3,445,000	3,604,957
CSC Holdings LLC:
4.125% 12/1/30 (b)		215,000	155,376
4.5% 11/15/31 (b)		220,000	156,195
4.625% 12/1/30 (b)		170,000	91,524
5.375% 2/1/28 (b)		600,000	500,460
5.75% 1/15/30 (b)		1,000,000	572,730
6.5% 2/1/29 (b)		4,164,000	3,529,406
7.5% 4/1/28 (b)		350,000	234,399
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (b)		7,375,000	827,475
Discovery Communications LLC:
3.625% 5/15/30		4,338,000	3,712,273
4% 9/15/55		535,000	345,945
4.65% 5/15/50		11,727,000	8,600,164
5.3% 5/15/49		7,695,000	6,172,825
DISH DBS Corp.:
5.125% 6/1/29		1,100,000	649,974
5.875% 11/15/24		200,000	186,636
7.75% 7/1/26		550,000	426,938
DISH Network Corp. 11.75% 11/15/27 (b)		4,255,000	4,311,272
Fox Corp.:
5.476% 1/25/39		2,474,000	2,273,542
5.576% 1/25/49		1,641,000	1,494,100
Gray Television, Inc. 4.75% 10/15/30 (b)		100,000	73,318
iHeartCommunications, Inc. 4.75% 1/15/28 (b)		180,000	151,367
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	800,000	808,651
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (b)		200,000	168,140
Magallanes, Inc.:
3.428% 3/15/24 (b)		3,519,000	3,434,480
3.638% 3/15/25 (b)		2,033,000	1,939,159
3.755% 3/15/27 (b)		3,520,000	3,229,017
4.054% 3/15/29 (b)		1,378,000	1,232,284
4.279% 3/15/32 (b)		3,731,000	3,221,014
5.05% 3/15/42 (b)		12,171,000	9,860,161
5.141% 3/15/52 (b)		18,439,000	14,454,402
5.391% 3/15/62 (b)		580,000	452,406
Paramount Global 4.6% 1/15/45		5,565,000	4,005,142
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (b)		345,000	257,439
SES Global Americas Holdings GP 5.3% 3/25/44 (b)		2,000,000	1,502,795
Sirius XM Radio, Inc.:
3.875% 9/1/31 (b)		370,000	287,705
5.5% 7/1/29 (b)		1,000,000	902,500
TEGNA, Inc. 4.75% 3/15/26 (b)		225,000	213,750
Time Warner Cable LLC:
5.5% 9/1/41		8,936,000	7,522,914
5.875% 11/15/40		7,708,000	6,806,961
6.55% 5/1/37		8,522,000	8,161,832
7.3% 7/1/38		6,393,000	6,407,353
Virgin Media Secured Finance PLC:
4.25% 1/15/30 (Reg. S)	GBP	1,500,000	1,435,189
5.5% 5/15/29 (b)		175,000	158,578
VZ Secured Financing BV 5% 1/15/32 (b)		565,000	464,773
Ziggo BV:
2.875% 1/15/30 (Reg. S)	EUR	1,100,000	931,448
4.875% 1/15/30 (b)		115,000	97,251
			195,829,817
Wireless Telecommunication Services - 0.2%
Digicel International Finance Ltd. / Digicel International Holdings Ltd.:
8% 12/31/26 (b)		2,650,000	1,163,184
8.75% 5/25/24 (b)		300,000	260,625
8.75% 5/25/24 (b)		400,000	345,450
13% 12/31/25 pay-in-kind (b)(c)		2,295,045	1,122,134
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (d)(e)		2,500,000	0
9.75% 7/15/25 (b)(d)(e)		5,500,000	1
Millicom International Cellular SA:
4.5% 4/27/31 (b)		200,000	161,500
5.125% 1/15/28 (b)		346,500	304,660
Rogers Communications, Inc.:
3.2% 3/15/27 (b)		4,297,000	3,950,956
3.8% 3/15/32 (b)		3,750,000	3,275,546
Sprint Corp.:
7.125% 6/15/24		2,950,000	2,987,170
7.875% 9/15/23		3,220,000	3,250,072
T-Mobile U.S.A., Inc.:
2.25% 2/15/26		3,450,000	3,138,009
2.625% 4/15/26		220,000	201,589
2.625% 2/15/29		275,000	233,896
3% 2/15/41		3,775,000	2,627,186
3.3% 2/15/51		2,935,000	1,967,705
3.375% 4/15/29		3,030,000	2,673,651
3.75% 4/15/27		8,375,000	7,873,639
3.875% 4/15/30		36,607,000	33,193,294
4.375% 4/15/40		200,000	169,955
4.5% 4/15/50		3,381,000	2,804,656
Vodafone Group PLC:
4.25% 9/17/50		3,525,000	2,766,546
4.875% 10/3/78 (Reg. S) (c)	GBP	600,000	687,790
6.25% 10/3/78 (Reg. S) (c)		805,000	778,838
			75,938,052
TOTAL COMMUNICATION SERVICES			375,747,621
CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.0%
Adient Global Holdings Ltd. 4.875% 8/15/26 (b)		2,000,000	1,855,920
Aptiv PLC / Aptiv Corp. 3.25% 3/1/32		1,115,000	930,405
Dana, Inc.:
4.5% 2/15/32		115,000	91,658
5.625% 6/15/28		400,000	362,000
Patrick Industries, Inc. 4.75% 5/1/29 (b)		110,000	93,512
Valeo SA 1% 8/3/28 (Reg. S)	EUR	500,000	422,023
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	800,000	726,894
			4,482,412
Automobiles - 0.1%
Ford Motor Co.:
3.25% 2/12/32		1,945,000	1,470,009
4.75% 1/15/43		2,000,000	1,459,373
5.291% 12/8/46		2,060,000	1,611,950
6.1% 8/19/32		6,525,000	6,076,777
General Motors Co.:
6.25% 10/2/43		9,020,000	8,495,388
6.6% 4/1/36		775,000	773,864
6.75% 4/1/46		1,775,000	1,749,197
General Motors Financial Co., Inc.:
2.4% 4/10/28		1,895,000	1,614,527
3.7% 5/9/23		11,800,000	11,764,486
4% 1/15/25		5,695,000	5,519,730
4.25% 5/15/23		1,875,000	1,870,879
5.15% 8/15/26 (Reg. S)	GBP	250,000	295,727
Thor Industries, Inc. 4% 10/15/29 (b)		150,000	120,850
			42,822,757
Diversified Consumer Services - 0.0%
Adtalem Global Education, Inc. 5.5% 3/1/28 (b)		639,000	588,219
California Institute of Technology 3.65% 9/1/19		535,000	366,798
ERAC U.S.A. Finance LLC 3.3% 12/1/26 (b)		8,865,000	8,175,639
Massachusetts Institute of Technology:
2.989% 7/1/50		1,340,000	995,115
5.6% 7/1/11		400,000	434,565
President and Fellows of Harvard College:
3.15% 7/15/46		315,000	244,344
3.3% 7/15/56		190,000	146,116
3.745% 11/15/52		720,000	618,161
Service Corp. International 5.125% 6/1/29		270,000	252,788
Thomas Jefferson University 3.847% 11/1/57		2,575,000	1,906,280
Trustees of Boston University 4.061% 10/1/48		450,000	398,720
University of Pennsylvania Trustees:
2.396% 10/1/50		495,000	321,973
3.61% 2/15/2119		285,000	199,380
University of Southern California 3.841% 10/1/47		715,000	614,912
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (b)		325,000	302,325
Washington University:
3.524% 4/15/54		2,630,000	2,086,070
4.349% 4/15/22		2,340,000	1,905,448
Yale University 2.402% 4/15/50		2,140,000	1,392,253
			20,949,106
Hotels, Restaurants & Leisure - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4% 10/15/30 (b)		4,925,000	4,067,656
4.375% 1/15/28 (b)		280,000	250,341
5.75% 4/15/25 (b)		90,000	89,438
Aramark Services, Inc. 5% 2/1/28 (b)		1,990,000	1,832,193
Boyd Gaming Corp. 4.75% 12/1/27		165,000	154,688
Brinker International, Inc. 3.875% 5/15/23		1,066,000	1,055,729
Caesars Entertainment, Inc.:
6.25% 7/1/25 (b)		380,000	376,840
7% 2/15/30 (b)		850,000	856,375
Carnival Corp.:
4% 8/1/28 (b)		225,000	190,087
7.625% 3/1/26 (b)		1,050,000	945,646
Churchill Downs, Inc. 4.75% 1/15/28 (b)		170,000	154,745
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (b)		1,500,000	1,297,350
6.75% 1/15/30 (b)		325,000	269,350
Garden SpinCo Corp. 8.625% 7/20/30 (b)		45,000	47,479
Golden Entertainment, Inc. 7.625% 4/15/26 (b)		1,200,000	1,203,336
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)		325,000	266,822
3.75% 5/1/29 (b)		255,000	221,098
4% 5/1/31 (b)		970,000	825,392
Hyatt Hotels Corp. 1.8% 10/1/24		3,020,000	2,848,389
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	1,305,000	1,393,901
International Game Technology PLC:
6.25% 1/15/27 (b)		200,000	196,084
6.5% 2/15/25 (b)		600,000	601,500
Marriott International, Inc.:
3.125% 6/15/26		1,390,000	1,299,671
3.6% 4/15/24		1,310,000	1,282,236
MGM Resorts International:
4.625% 9/1/26		500,000	465,781
6.75% 5/1/25		100,000	100,247
NCL Corp. Ltd.:
5.875% 2/15/27 (b)		155,000	143,763
8.375% 2/1/28 (b)		105,000	106,973
NCL Finance Ltd. 6.125% 3/15/28 (b)		40,000	33,300
Papa John's International, Inc. 3.875% 9/15/29 (b)		1,650,000	1,377,750
Premier Entertainment Sub LLC 5.875% 9/1/31 (b)		1,325,000	954,762
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (b)		100,000	87,893
5.5% 8/31/26 (b)		280,000	257,270
7.25% 1/15/30 (b)		370,000	371,619
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	1,320,000	1,364,313
3.375% 10/16/25 (Reg. S)	GBP	1,870,000	2,110,298
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (b)		315,000	314,370
Yum! Brands, Inc.:
3.625% 3/15/31		395,000	330,449
5.35% 11/1/43		50,000	41,772
			29,786,906
Household Durables - 0.1%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (b)		500,000	376,080
Century Communities, Inc.:
3.875% 8/15/29 (b)		135,000	110,363
6.75% 6/1/27		275,000	267,673
Lennar Corp.:
4.75% 11/29/27		9,350,000	8,953,029
5% 6/15/27		12,100,000	11,838,597
5.25% 6/1/26		2,920,000	2,887,760
Newell Brands, Inc. 5.625% 4/1/36 (f)		30,000	25,408
SWF Escrow Issuer Corp. 6.5% 10/1/29 (b)		850,000	550,762
Tempur Sealy International, Inc.:
3.875% 10/15/31 (b)		120,000	96,716
4% 4/15/29 (b)		875,000	748,046
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,015,000	863,396
Toll Brothers Finance Corp.:
4.35% 2/15/28		29,675,000	27,330,416
4.375% 4/15/23		5,000,000	4,991,303
4.875% 11/15/25		35,000	34,525
4.875% 3/15/27		7,917,000	7,597,395
TopBuild Corp. 4.125% 2/15/32 (b)		815,000	669,213
			67,340,682
Internet & Direct Marketing Retail - 0.0%
Match Group Holdings II LLC:
3.625% 10/1/31 (b)		170,000	133,025
4.125% 8/1/30 (b)		70,000	58,028
			191,053
Leisure Products - 0.0%
Hasbro, Inc. 3% 11/19/24		5,655,000	5,419,801
Mattel, Inc. 6.2% 10/1/40		115,000	101,811
			5,521,612
Multiline Retail - 0.0%
John Lewis PLC 6.125% 1/21/25	GBP	1,616,000	1,884,127
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	1,000,000	1,078,574
			2,962,701
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
4.625% 11/15/29 (b)		75,000	65,218
5% 2/15/32 (b)		80,000	68,176
AutoNation, Inc. 4.75% 6/1/30		953,000	885,282
AutoZone, Inc.:
1.65% 1/15/31		505,000	389,402
3.75% 4/18/29		1,400,000	1,282,387
4% 4/15/30		6,924,000	6,362,831
Bath & Body Works, Inc. 6.625% 10/1/30 (b)		345,000	326,794
Foot Locker, Inc. 4% 10/1/29 (b)		60,000	49,326
Gap, Inc. 3.875% 10/1/31 (b)		1,490,000	1,069,015
LCM Investments Holdings 4.875% 5/1/29 (b)		50,000	40,640
Lowe's Companies, Inc.:
3.35% 4/1/27		619,000	579,112
3.75% 4/1/32		1,904,000	1,686,647
4.25% 4/1/52		6,910,000	5,440,821
4.45% 4/1/62		6,910,000	5,413,063
Michaels Companies, Inc.:
5.25% 5/1/28 (b)		110,000	91,545
7.875% 5/1/29 (b)		1,000,000	752,500
O'Reilly Automotive, Inc.:
1.75% 3/15/31		770,000	598,506
3.9% 6/1/29		600,000	555,664
4.7% 6/15/32		1,065,000	1,014,775
The Home Depot, Inc.:
4.875% 2/15/44		1,150,000	1,095,020
5.875% 12/16/36		300,000	321,024
Upbound Group, Inc. 6.375% 2/15/29 (b)		325,000	278,808
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	700,000	581,413
			28,947,969
Textiles, Apparel & Luxury Goods - 0.0%
Crocs, Inc. 4.125% 8/15/31 (b)		120,000	98,400
Kontoor Brands, Inc. 4.125% 11/15/29 (b)		40,000	33,900
Levi Strauss & Co. 3.5% 3/1/31 (b)		170,000	138,975
Tapestry, Inc. 3.05% 3/15/32		14,311,000	11,371,115
The William Carter Co. 5.625% 3/15/27 (b)		875,000	841,012
Wolverine World Wide, Inc. 4% 8/15/29 (b)		170,000	136,925
			12,620,327
TOTAL CONSUMER DISCRETIONARY			215,625,525
CONSUMER STAPLES - 0.5%
Beverages - 0.2%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc.:
4.7% 2/1/36		3,765,000	3,533,939
4.9% 2/1/46		11,475,000	10,525,721
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36		9,871,000	9,265,208
4.9% 2/1/46		12,306,000	11,287,976
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30		8,175,000	7,444,522
4.35% 6/1/40		4,618,000	4,053,164
4.375% 4/15/38		1,140,000	1,019,366
4.5% 6/1/50		8,175,000	7,200,688
4.6% 6/1/60		5,007,000	4,340,812
4.75% 1/23/29		1,690,000	1,661,328
5.45% 1/23/39		5,390,000	5,372,238
5.55% 1/23/49		14,627,000	14,717,119
5.8% 1/23/59 (Reg. S)		6,509,000	6,729,840
Bacardi Ltd. 4.7% 5/15/28 (b)		343,000	331,499
Constellation Brands, Inc.:
2.25% 8/1/31		1,285,000	1,011,748
3.7% 12/6/26		1,200,000	1,134,329
4.4% 11/15/25		805,000	786,381
4.75% 11/15/24		5,595,000	5,544,351
PepsiCo, Inc. 2.625% 3/19/27		839,000	776,225
Primo Water Holdings, Inc. 4.375% 4/30/29 (b)		220,000	188,426
Triton Water Holdings, Inc. 6.25% 4/1/29 (b)		1,125,000	896,681
			97,821,561
Food & Staples Retailing - 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (b)		645,000	545,912
4.875% 2/15/30 (b)		615,000	551,856
6.5% 2/15/28 (b)		1,110,000	1,103,729
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (b)		1,800,000	1,529,379
Bellis Acquisition Co. PLC 4.5% 2/16/26 (b)	GBP	975,000	1,003,957
Bellis Finco PLC 4% 2/16/27 (b)	GBP	9,000,000	7,724,101
C&S Group Enterprises LLC 5% 12/15/28 (b)		2,000,000	1,540,267
Kroger Co. 2.65% 10/15/26		430,000	396,413
Market Bidco Finco PLC 5.5% 11/4/27 (b)	GBP	3,100,000	2,863,745
Tesco Corporate Treasury Services PLC 5.5% 2/27/35 (Reg. S)	GBP	850,000	992,118
U.S. Foods, Inc.:
4.625% 6/1/30 (b)		55,000	48,039
6.25% 4/15/25 (b)		185,000	184,324
			18,483,840
Food Products - 0.2%
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (b)		1,600,000	1,394,704
Darling Ingredients, Inc.:
5.25% 4/15/27 (b)		300,000	288,645
6% 6/15/30 (b)		65,000	62,806
Hormel Foods Corp. 0.65% 6/3/24		895,000	845,021
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27 (b)		6,705,000	5,867,277
3% 2/2/29 (b)		390,000	324,345
3% 5/15/32 (b)		6,735,000	5,134,391
3.625% 1/15/32 (b)		1,194,000	956,418
3.75% 12/1/31 (b)		1,040,000	833,560
4.375% 2/2/52 (b)		1,620,000	1,150,404
5.125% 2/1/28 (b)		8,005,000	7,608,592
5.5% 1/15/30 (b)		16,270,000	15,314,056
5.75% 4/1/33 (b)		10,435,000	9,732,933
6.5% 12/1/52 (b)		2,490,000	2,366,508
JDE Peet's BV 2.25% 9/24/31 (b)		1,400,000	1,067,467
Kraft Heinz Foods Co.:
3.75% 4/1/30		4,653,000	4,254,891
4.375% 6/1/46		9,070,000	7,398,104
5.2% 7/15/45		4,602,000	4,239,831
7.125% 8/1/39 (b)		9,093,000	10,022,565
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (b)		450,000	394,916
4.375% 1/31/32 (b)		1,255,000	1,104,081
4.875% 5/15/28 (b)		345,000	325,152
Pilgrim's Pride Corp.:
3.5% 3/1/32		3,000,000	2,318,261
4.25% 4/15/31		3,130,000	2,613,550
5.875% 9/30/27 (b)		1,513,000	1,482,740
Post Holdings, Inc.:
4.625% 4/15/30 (b)		530,000	459,521
5.5% 12/15/29 (b)		1,270,000	1,162,208
Simmons Foods, Inc. 4.625% 3/1/29 (b)		1,900,000	1,548,500
TreeHouse Foods, Inc. 4% 9/1/28		505,000	433,113
Tyson Foods, Inc. 4% 3/1/26		2,520,000	2,431,332
			93,135,892
Household Products - 0.0%
Central Garden & Pet Co. 4.125% 4/30/31 (b)		600,000	491,511
Spectrum Brands Holdings, Inc. 5.5% 7/15/30 (b)		568,000	502,282
			993,793
Personal Products - 0.0%
BellRing Brands, Inc. 7% 3/15/30 (b)		110,000	108,779
Tobacco - 0.1%
Altria Group, Inc.:
2.45% 2/4/32		6,000,000	4,529,046
3.4% 2/4/41		5,970,000	4,001,387
4.25% 8/9/42		490,000	368,436
BAT Capital Corp.:
3.557% 8/15/27		3,260,000	2,968,776
4.39% 8/15/37		1,000,000	776,217
4.54% 8/15/47		11,635,000	8,348,775
4.7% 4/2/27		425,000	410,707
4.758% 9/6/49		1,700,000	1,256,363
5.65% 3/16/52		1,500,000	1,265,263
BAT International Finance PLC 4.448% 3/16/28		8,700,000	8,133,882
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (b)		4,250,000	4,077,413
4.25% 7/21/25 (b)		1,500,000	1,442,047
Philip Morris International, Inc.:
3.875% 8/21/42		830,000	631,613
5.125% 2/15/30		15,785,000	15,451,429
5.625% 11/17/29		525,000	531,969
5.75% 11/17/32		285,000	288,318
Reynolds American, Inc. 5.7% 8/15/35		635,000	577,386
			55,059,027
TOTAL CONSUMER STAPLES			265,602,892
ENERGY - 1.0%
Energy Equipment & Services - 0.0%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25% 4/1/28 (b)		1,000,000	949,280
Halliburton Co.:
4.75% 8/1/43		460,000	396,194
6.7% 9/15/38		170,000	182,568
Precision Drilling Corp. 7.125% 1/15/26 (b)		115,000	113,143
Technip Energies NV 1.125% 5/28/28	EUR	955,000	847,012
Transocean Poseidon Ltd. 6.875% 2/1/27 (b)		97,500	94,697
Transocean, Inc. 11.5% 1/30/27 (b)		140,000	143,850
U.S.A. Compression Partners LP 6.875% 4/1/26		527,000	505,072
			3,231,816
Oil, Gas & Consumable Fuels - 1.0%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2/15/26 (b)		125,000	120,229
Aker BP ASA:
2.875% 1/15/26 (b)		7,120,000	6,627,427
3.1% 7/15/31 (b)		2,295,000	1,878,958
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.75% 3/1/27 (b)		1,250,000	1,180,013
7.875% 5/15/26 (b)		1,225,000	1,237,193
Apache Corp.:
4.25% 1/15/30		575,000	508,210
5.25% 2/1/42		210,000	169,134
Ascent Resources - Utica LLC/ARU Finance Corp. 7% 11/1/26 (b)		1,530,000	1,484,942
Buckeye Partners LP 4.125% 12/1/27		180,000	155,811
Cenovus Energy, Inc.:
3.75% 2/15/52		3,795,000	2,687,200
5.25% 6/15/37		3,195,000	2,925,226
Centennial Resource Production LLC 5.875% 7/1/29 (b)		60,000	53,700
Cheniere Energy Partners LP:
3.25% 1/31/32		435,000	348,648
4% 3/1/31		220,000	189,563
Chesapeake Energy Corp.:
5.5% 2/1/26 (b)		330,000	323,400
5.875% 2/1/29 (b)		105,000	98,205
Citgo Petroleum Corp. 7% 6/15/25 (b)		1,275,000	1,255,085
CNX Midstream Partners LP 4.75% 4/15/30 (b)		45,000	36,893
Columbia Pipeline Group, Inc. 4.5% 6/1/25		1,418,000	1,385,876
Comstock Resources, Inc. 6.75% 3/1/29 (b)		130,000	119,600
ConocoPhillips Co. 3.758% 3/15/42		525,000	428,883
Continental Resources, Inc.:
2.875% 4/1/32 (b)		4,430,000	3,349,554
5.75% 1/15/31 (b)		770,000	728,851
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25		1,657,000	1,607,228
7.375% 2/1/31 (b)		115,000	112,024
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (b)		40,000	36,221
CVR Energy, Inc.:
5.25% 2/15/25 (b)		330,000	316,800
5.75% 2/15/28 (b)		40,000	35,502
DCP Midstream Operating LP:
3.875% 3/15/23		17,626,000	17,613,349
5.125% 5/15/29		355,000	341,713
5.375% 7/15/25		345,000	340,745
5.6% 4/1/44		3,773,000	3,539,036
5.625% 7/15/27		260,000	257,390
5.85% 5/21/43 (b)(c)		16,392,000	16,221,523
Devon Energy Corp. 5.6% 7/15/41		1,000,000	922,108
Diamondback Energy, Inc.:
3.125% 3/24/31		2,905,000	2,436,347
3.25% 12/1/26		4,500,000	4,168,791
3.5% 12/1/29		2,705,000	2,387,767
Ecopetrol SA:
6.875% 4/29/30		1,534,000	1,365,260
8.875% 1/13/33		1,028,000	1,004,870
EG Global Finance PLC:
4.375% 2/7/25 (Reg. S)	EUR	4,000,000	3,696,662
6.25% 10/30/25 (Reg. S)	EUR	5,600,000	5,229,641
6.75% 2/7/25 (b)		220,000	198,550
8.5% 10/30/25 (b)		380,000	342,135
Enbridge, Inc.:
4% 10/1/23		3,799,000	3,766,591
4.25% 12/1/26		1,943,000	1,863,316
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)		1,455,000	1,404,075
Energean Israel Finance Ltd.:
4.5% 3/30/24 (Reg. S) (b)		900,000	875,250
4.875% 3/30/26 (Reg. S) (b)		1,356,000	1,252,605
5.375% 3/30/28 (Reg. S) (b)		1,395,000	1,253,756
Energy Transfer LP:
3.75% 5/15/30		2,964,000	2,629,453
3.9% 5/15/24 (c)		1,210,000	1,182,278
3.9% 7/15/26		955,000	901,449
4.2% 9/15/23		1,452,000	1,442,052
4.25% 3/15/23		1,373,000	1,372,537
4.5% 4/15/24		1,723,000	1,700,660
4.75% 1/15/26		850,000	831,724
4.95% 6/15/28		4,954,000	4,784,636
5% 5/15/50		12,556,000	10,288,890
5.15% 3/15/45		2,260,000	1,896,584
5.25% 4/15/29		2,803,000	2,733,703
5.3% 4/15/47		225,000	190,985
5.35% 5/15/45		2,895,000	2,468,752
5.4% 10/1/47		10,546,000	9,066,782
5.8% 6/15/38		2,762,000	2,587,825
6% 6/15/48		2,369,000	2,178,802
6.125% 12/15/45		2,635,000	2,466,413
6.25% 4/15/49		1,925,000	1,830,919
6.625% 10/15/36		900,000	914,993
EnLink Midstream LLC 5.625% 1/15/28 (b)		220,000	209,550
Enterprise Products Operating LP:
3.125% 7/31/29		1,080,000	952,256
4.85% 3/15/44		3,215,000	2,855,287
EOG Resources, Inc. 3.9% 4/1/35		205,000	180,918
EQM Midstream Partners LP:
6.5% 7/1/27 (b)		125,000	118,386
6.5% 7/15/48		220,000	163,874
7.5% 6/1/27 (b)		290,000	284,200
7.5% 6/1/30 (b)		100,000	95,272
EQT Corp.:
3.9% 10/1/27		180,000	164,596
5% 1/15/29		595,000	556,712
Equinor ASA:
3.7% 4/6/50		920,000	740,783
3.95% 5/15/43		300,000	253,872
Exxon Mobil Corp. 4.114% 3/1/46		805,000	687,362
Galaxy Pipeline Assets BidCo Ltd. 2.16% 3/31/34		739,728	625,070
Global Partners LP/GLP Finance Corp. 7% 8/1/27		505,000	479,750
Gulfstream Natural Gas System LLC 6.19% 11/1/25 (b)		3,640,000	3,623,362
Hess Corp.:
4.3% 4/1/27		1,117,000	1,069,211
5.6% 2/15/41		3,986,000	3,723,072
5.8% 4/1/47		4,517,000	4,269,970
7.125% 3/15/33		1,335,000	1,434,537
7.3% 8/15/31		1,849,000	2,007,173
7.875% 10/1/29		5,583,000	6,139,186
Hess Midstream Partners LP:
5.125% 6/15/28 (b)		110,000	100,926
5.5% 10/15/30 (b)		50,000	45,000
5.625% 2/15/26 (b)		669,000	651,051
Hilcorp Energy I LP/Hilcorp Finance Co.:
6% 4/15/30 (b)		965,000	875,438
6.25% 4/15/32 (b)		950,000	861,451
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (b)		375,000	340,309
6.375% 4/15/27 (b)		90,000	87,275
KazMunaiGaz National Co.:
3.5% 4/14/33 (b)		1,220,000	911,950
5.375% 4/24/30 (Reg. S)		200,000	179,600
Kinder Morgan Energy Partners LP 4.15% 2/1/24		425,000	419,273
Magellan Midstream Partners LP:
4.2% 10/3/47		795,000	606,976
4.25% 9/15/46		190,000	146,355
Marathon Petroleum Corp. 3.8% 4/1/28		5,590,000	5,162,344
MEG Energy Corp.:
5.875% 2/1/29 (b)		300,000	279,801
7.125% 2/1/27 (b)		220,000	223,300
MPLX LP:
2.65% 8/15/30		1,925,000	1,579,498
4.125% 3/1/27		505,000	481,774
4.5% 7/15/23		160,000	159,430
4.5% 4/15/38		1,125,000	959,865
4.7% 4/15/48		2,335,000	1,876,647
4.8% 2/15/29		2,965,000	2,847,867
4.875% 12/1/24		2,489,000	2,455,014
4.95% 3/14/52		545,000	453,168
5.2% 3/1/47		3,275,000	2,823,252
5.5% 2/15/49		4,516,000	4,054,937
New Fortress Energy, Inc.:
6.5% 9/30/26 (b)		535,000	489,525
6.75% 9/15/25 (b)		540,000	506,336
Occidental Petroleum Corp.:
3.5% 8/15/29		195,000	173,063
4.1% 2/15/47		265,000	198,750
4.2% 3/15/48		125,000	95,625
4.3% 8/15/39		70,000	54,775
4.4% 4/15/46		200,000	153,445
4.4% 8/15/49		240,000	184,800
5.55% 3/15/26		7,558,000	7,516,960
6.2% 3/15/40		65,000	63,375
6.45% 9/15/36		4,545,000	4,567,725
6.6% 3/15/46		6,475,000	6,589,154
7.5% 5/1/31		8,596,000	9,197,720
7.875% 9/15/31		40,000	43,440
8.875% 7/15/30		145,000	164,698
ONEOK Partners LP 6.65% 10/1/36		400,000	404,837
ONEOK, Inc.:
3.1% 3/15/30		4,385,000	3,720,004
4.45% 9/1/49		8,550,000	6,460,571
4.95% 7/13/47		1,765,000	1,450,957
5.2% 7/15/48		1,375,000	1,171,174
Ovintiv Exploration, Inc. 5.375% 1/1/26		310,000	307,268
Ovintiv, Inc.:
5.15% 11/15/41		3,000,000	2,656,989
8.125% 9/15/30		6,179,000	6,768,502
PBF Holding Co. LLC/PBF Finance Corp. 6% 2/15/28		190,000	177,238
Petrobras Global Finance BV 6.25% 12/14/26	GBP	800,000	942,613
Petroleos Mexicanos:
3.75% 2/21/24 (Reg. S)	EUR	2,300,000	2,374,629
4.75% 2/26/29 (Reg. S)	EUR	3,400,000	2,864,133
5.35% 2/12/28		253,000	213,684
5.95% 1/28/31		2,830,000	2,156,602
6.5% 3/13/27		37,757,000	34,185,188
6.5% 1/23/29		1,190,000	1,026,970
6.75% 9/21/47		12,334,000	7,944,329
6.84% 1/23/30		9,212,000	7,654,251
7.69% 1/23/50		83,106,000	58,377,810
Phillips 66 Co.:
2.15% 12/15/30		925,000	739,146
3.75% 3/1/28 (b)		695,000	641,440
4.9% 10/1/46 (b)		750,000	661,386
Pioneer Natural Resources Co.:
1.9% 8/15/30		1,570,000	1,223,555
2.15% 1/15/31		325,000	256,308
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29		3,784,000	3,281,008
3.6% 11/1/24		1,877,000	1,816,238
PT Pertamina Persero 3.1% 8/27/30 (b)		600,000	512,316
Qatar Petroleum:
1.375% 9/12/26 (b)		1,000,000	885,920
2.25% 7/12/31 (Reg. S)		620,000	507,935
3.125% 7/12/41 (b)		1,145,000	865,405
Rockies Express Pipeline LLC:
4.8% 5/15/30 (b)		1,331,000	1,150,831
4.95% 7/15/29 (b)		2,375,000	2,066,013
Sabine Pass Liquefaction LLC 4.5% 5/15/30		11,918,000	11,164,106
Santos Finance Ltd. 3.649% 4/29/31 (b)		4,800,000	3,955,833
Schlumberger Investment SA 3.65% 12/1/23		210,000	207,447
Shell International Finance BV 3.25% 5/11/25		1,465,000	1,410,907
SM Energy Co. 6.625% 1/15/27		300,000	285,375
Southwestern Energy Co. 4.75% 2/1/32		1,175,000	1,009,713
Spectra Energy Partners LP 4.75% 3/15/24		6,000,000	5,947,441
Suncor Energy, Inc.:
3.75% 3/4/51		695,000	511,061
6.8% 5/15/38		350,000	373,055
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		255,000	223,792
5.875% 3/15/28		55,000	52,786
6% 4/15/27		420,000	412,650
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
6% 12/31/30 (b)		2,450,000	2,112,733
6% 9/1/31 (b)		225,000	192,270
Targa Resources Corp.:
4.2% 2/1/33		1,275,000	1,110,062
6.125% 3/15/33		1,240,000	1,245,516
6.5% 2/15/53		5,450,000	5,358,973
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.5% 3/1/30		55,000	52,096
The Williams Companies, Inc.:
3.5% 11/15/30		10,592,000	9,268,972
3.75% 6/15/27		1,635,000	1,536,639
4.65% 8/15/32		6,660,000	6,205,379
4.85% 3/1/48		100,000	85,872
4.9% 1/15/45		1,460,000	1,250,780
5.3% 8/15/52		1,511,000	1,365,170
Total Capital International SA 2.829% 1/10/30		800,000	706,173
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30		3,285,000	2,860,017
4.6% 3/15/48		350,000	299,431
TransMontaigne Partners LP 6.125% 2/15/26		1,158,000	984,273
Var Energi ASA 5% 5/18/27 (b)		5,410,000	5,090,873
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (b)		340,000	293,250
3.875% 11/1/33 (b)		115,000	93,771
4.125% 8/15/31 (b)		285,000	245,100
6.25% 1/15/30 (b)		160,000	157,800
Western Gas Partners LP:
3.95% 6/1/25		1,126,000	1,069,700
4.3% 2/1/30		785,000	695,465
4.65% 7/1/26		2,085,000	1,980,750
4.75% 8/15/28		1,465,000	1,358,788
			467,206,853
TOTAL ENERGY			470,438,669
FINANCIALS - 3.5%
Banks - 1.7%
ABN AMRO Bank NV 2.47% 12/13/29 (b)(c)		3,000,000	2,500,340
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (c)	EUR	1,510,000	1,490,835
2.25% 4/4/28 (Reg. S) (c)	EUR	1,900,000	1,815,307
2.875% 5/30/31 (Reg. S) (c)	EUR	400,000	383,009
4.625% 7/23/29 (Reg. S) (c)	EUR	100,000	103,147
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (c)	EUR	390,000	364,695
Banco Santander SA 3.49% 5/28/30		1,000,000	862,224
Bank of America Corp.:
0.981% 9/25/25 (c)		746,000	692,294
1.658% 3/11/27 (c)		8,135,000	7,244,352
1.734% 7/22/27 (c)		13,095,000	11,533,830
1.922% 10/24/31 (c)		5,730,000	4,441,371
2.087% 6/14/29 (c)		7,865,000	6,612,858
2.496% 2/13/31 (c)		15,680,000	12,930,130
2.572% 10/20/32 (c)		8,190,000	6,520,840
2.592% 4/29/31 (c)		2,295,000	1,895,241
2.651% 3/11/32 (c)		16,000,000	12,997,192
2.676% 6/19/41 (c)		3,550,000	2,431,731
2.687% 4/22/32 (c)		3,965,000	3,215,752
3.419% 12/20/28 (c)		10,194,000	9,278,415
3.5% 4/19/26		5,358,000	5,105,607
3.95% 4/21/25		12,493,000	12,109,831
3.97% 3/5/29 (c)		10,565,000	9,808,937
4% 1/22/25		43,905,000	42,773,208
4.078% 4/23/40 (c)		7,865,000	6,611,917
4.1% 7/24/23		13,989,000	13,924,961
4.2% 8/26/24		2,028,000	1,988,781
4.25% 10/22/26		10,727,000	10,302,336
4.271% 7/23/29 (c)		3,660,000	3,435,320
4.45% 3/3/26		2,065,000	2,007,672
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (c)	EUR	2,365,000	2,149,820
2.029% 9/30/27 (b)(c)		1,400,000	1,214,825
Barclays PLC:
2.645% 6/24/31 (c)		2,865,000	2,281,454
2.667% 3/10/32 (c)		10,165,000	7,899,283
2.852% 5/7/26 (c)		10,143,000	9,496,817
4.836% 5/9/28		6,667,000	6,246,813
4.972% 5/16/29 (c)		15,000,000	14,284,331
5.088% 6/20/30 (c)		13,438,000	12,448,608
5.2% 5/12/26		1,701,000	1,656,389
5.262% 1/29/34 (Reg. S) (c)	EUR	280,000	297,308
5.501% 8/9/28 (c)		445,000	436,074
5.746% 8/9/33 (c)		326,000	314,399
7.437% 11/2/33 (c)		2,520,000	2,720,694
8.407% 11/14/32 (Reg. S) (c)	GBP	400,000	503,661
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 1.323% 1/13/27 (b)(c)(g)		9,875,000	8,743,367
2.159% 9/15/29 (b)(c)		1,870,000	1,546,343
2.219% 6/9/26 (b)(c)		9,163,000	8,462,996
2.5% 3/31/32 (Reg. S) (c)	EUR	1,400,000	1,315,089
3.132% 1/20/33 (b)(c)		3,670,000	2,970,758
5.125% 1/13/29 (b)(c)		306,000	300,898
BPCE SA 1.5% 1/13/42 (Reg. S) (c)	EUR	1,200,000	1,068,345
Citigroup, Inc.:
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (c)(g)		4,710,000	4,310,948
0.981% 5/1/25 (c)		600,000	566,642
1.462% 6/9/27 (c)		6,780,000	5,926,656
2.52% 11/3/32 (c)		650,000	512,909
2.561% 5/1/32 (c)		5,075,000	4,075,093
2.572% 6/3/31 (c)		7,655,000	6,279,570
2.666% 1/29/31 (c)		16,595,000	13,807,925
2.904% 11/3/42 (c)		470,000	325,269
2.976% 11/5/30 (c)		240,000	204,295
3.057% 1/25/33 (c)		5,014,000	4,116,569
3.07% 2/24/28 (c)		1,565,000	1,420,303
4.075% 4/23/29 (c)		22,280,000	20,739,472
4.3% 11/20/26		2,129,000	2,041,496
4.4% 6/10/25		17,376,000	17,001,302
4.412% 3/31/31 (c)		15,706,000	14,599,224
4.45% 9/29/27		4,630,000	4,421,660
4.6% 3/9/26		3,500,000	3,407,876
4.65% 7/30/45		350,000	309,718
4.75% 5/18/46		10,000,000	8,574,833
5.5% 9/13/25		8,267,000	8,282,040
6.27% 11/17/33 (c)		1,050,000	1,099,631
Citizens Financial Group, Inc. 2.638% 9/30/32		9,574,000	7,293,215
Commerzbank AG 8.625% 2/28/33 (Reg. S) (c)	GBP	100,000	123,227
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(c)		3,419,000	2,887,372
Credit Agricole SA:
1.25% 10/2/24 (Reg. S)	GBP	300,000	339,615
4.875% 10/23/29 (Reg. S)	GBP	200,000	235,630
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (c)	GBP	980,000	1,023,298
4.625% 4/13/27 (Reg. S) (c)	GBP	300,000	353,450
Export-Import Bank of Korea 5.125% 1/11/33		515,000	526,313
First Citizens Bank & Trust Co.:
3.929% 6/19/24 (c)		1,375,000	1,366,800
6.125% 3/9/28		4,840,000	4,958,137
HAT Holdings I LLC/HAT Holdings II LLC 3.375% 6/15/26 (b)		145,000	125,788
HSBC Holdings PLC:
0.976% 5/24/25 (c)		835,000	785,473
1.589% 5/24/27 (c)		675,000	590,502
2.013% 9/22/28 (c)		5,985,000	5,066,396
2.099% 6/4/26 (c)		2,295,000	2,111,945
2.206% 8/17/29 (c)		6,795,000	5,632,734
2.357% 8/18/31 (c)		818,000	645,918
2.633% 11/7/25 (c)		3,000,000	2,840,970
2.804% 5/24/32 (c)		4,105,000	3,276,844
4.041% 3/13/28 (c)		3,380,000	3,155,088
4.25% 3/14/24		1,872,000	1,843,844
4.755% 6/9/28 (c)		2,825,000	2,713,571
4.95% 3/31/30		1,855,000	1,787,375
5.402% 8/11/33 (c)		200,000	191,686
7.39% 11/3/28 (c)		500,000	528,118
8.201% 11/16/34 (Reg. S) (c)	GBP	550,000	700,645
ING Groep NV 1.726% 4/1/27 (c)		5,935,000	5,267,995
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)		31,005,000	29,946,797
5.71% 1/15/26 (b)		10,048,000	9,618,067
Japan Bank International Cooperation 3.25% 7/20/23		400,000	396,552
JPMorgan Chase & Co.:
1.04% 2/4/27 (c)		4,000,000	3,512,507
1.47% 9/22/27 (c)		4,565,000	3,957,492
1.578% 4/22/27 (c)		3,395,000	3,003,430
1.764% 11/19/31 (c)		7,517,000	5,779,290
1.953% 2/4/32 (c)		503,000	390,603
2.522% 4/22/31 (c)		4,525,000	3,741,480
2.525% 11/19/41 (c)		22,775,000	15,279,818
2.545% 11/8/32 (c)		4,835,000	3,865,763
2.58% 4/22/32 (c)		8,934,000	7,239,415
2.739% 10/15/30 (c)		9,595,000	8,093,355
2.947% 2/24/28 (c)		2,035,000	1,845,685
2.956% 5/13/31 (c)		5,386,000	4,523,189
3.509% 1/23/29 (c)		6,550,000	5,989,782
3.54% 5/1/28 (c)		3,285,000	3,037,819
3.875% 9/10/24		250,000	244,034
3.882% 7/24/38 (c)		4,490,000	3,742,686
4.005% 4/23/29 (c)		2,290,000	2,127,785
4.125% 12/15/26		4,475,000	4,317,751
Lloyds Bank Corporate Markets PLC:
1.5% 6/23/23 (Reg. S)	GBP	260,000	309,144
1.75% 7/11/24 (Reg. S)	GBP	275,000	315,267
Lloyds Banking Group PLC:
1.627% 5/11/27 (c)		2,000,000	1,746,778
1.985% 12/15/31 (c)	GBP	665,000	683,387
3.574% 11/7/28 (c)		875,000	793,469
3.87% 7/9/25 (c)		5,375,000	5,235,094
4.375% 3/22/28		1,365,000	1,290,836
4.5% 1/11/29 (Reg. S) (c)	EUR	350,000	367,866
4.976% 8/11/33 (c)		2,530,000	2,356,473
M&T Bank Corp. 4% 7/15/24		40,000	39,194
Mitsubishi UFJ Financial Group, Inc. 5.422% 2/22/29 (c)		2,350,000	2,333,644
NatWest Group PLC:
3.073% 5/22/28 (c)		5,799,000	5,232,141
3.619% 3/29/29 (Reg. S) (c)	GBP	900,000	971,005
3.622% 8/14/30 (Reg. S) (c)	GBP	1,900,000	2,133,238
4.269% 3/22/25 (c)		7,301,000	7,167,908
4.8% 4/5/26		15,438,000	15,032,232
5.125% 5/28/24		25,198,000	24,991,743
7.416% 6/6/33 (Reg. S) (c)	GBP	450,000	551,672
NatWest Markets PLC 2.375% 5/21/23 (b)		10,828,000	10,753,446
PNC Financial Services Group, Inc.:
3.9% 4/29/24		375,000	368,795
5.068% 1/24/34 (c)		2,410,000	2,330,345
6.037% 10/28/33 (c)		2,880,000	2,993,011
Rabobank Nederland:
4% 1/10/30 (Reg. S)	EUR	500,000	516,845
4.375% 8/4/25		7,713,000	7,471,390
Santander UK Group Holdings PLC:
1.089% 3/15/25 (c)		6,685,000	6,332,272
1.673% 6/14/27 (c)		6,825,000	5,958,229
4.796% 11/15/24 (c)		4,025,000	3,984,427
Societe Generale:
1.488% 12/14/26 (b)(c)		9,875,000	8,748,860
2.797% 1/19/28 (b)(c)		1,835,000	1,628,494
2.889% 6/9/32 (b)(c)		210,000	167,192
3.337% 1/21/33 (b)(c)		1,105,000	895,128
4.25% 4/14/25 (b)		21,901,000	20,997,746
4.75% 11/24/25 (b)		830,000	799,738
6.691% 1/10/34 (b)(c)		300,000	306,040
U.S. Bancorp:
4.839% 2/1/34 (c)		3,515,000	3,364,770
5.85% 10/21/33 (c)		2,925,000	3,015,364
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (c)	EUR	1,880,000	1,707,604
3.127% 6/3/32 (b)(c)		2,515,000	1,969,144
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (c)	GBP	600,000	679,370
Wells Fargo & Co.:
2.125% 12/20/23 (Reg. S)	GBP	265,000	311,129
2.164% 2/11/26 (c)		4,775,000	4,462,586
2.406% 10/30/25 (c)		5,834,000	5,533,624
2.572% 2/11/31 (c)		3,235,000	2,692,683
2.879% 10/30/30 (c)		24,150,000	20,578,533
3.35% 3/2/33 (c)		9,040,000	7,643,351
3.526% 3/24/28 (c)		8,796,000	8,145,078
3.584% 5/22/28 (c)		2,010,000	1,859,759
4.3% 7/22/27		21,880,000	21,167,289
4.478% 4/4/31 (c)		15,500,000	14,578,152
4.65% 11/4/44		1,335,000	1,141,281
5.013% 4/4/51 (c)		3,500,000	3,221,138
Wells Fargo Bank NA 5.25% 8/1/23 (Reg. S)	GBP	250,000	300,430
Westpac Banking Corp. 4.11% 7/24/34 (c)		4,937,000	4,366,221
			833,329,640
Capital Markets - 0.9%
Affiliated Managers Group, Inc. 4.25% 2/15/24		1,847,000	1,819,258
Ares Capital Corp.:
3.875% 1/15/26		13,816,000	12,817,713
4.2% 6/10/24		12,032,000	11,773,683
AssuredPartners, Inc. 5.625% 1/15/29 (b)		325,000	275,370
Bank of New York Mellon Corp. 1.6% 4/24/25		525,000	486,754
Cboe Global Markets, Inc. 3% 3/16/32		3,560,000	3,010,233
Coinbase Global, Inc.:
3.375% 10/1/28 (b)		285,000	186,675
3.625% 10/1/31 (b)		295,000	177,909
Credit Suisse Group AG:
1.305% 2/2/27 (b)(c)		8,565,000	6,902,012
2.125% 10/13/26 (Reg. S) (c)	EUR	1,400,000	1,276,296
2.125% 11/15/29 (Reg. S) (c)	GBP	700,000	618,615
2.593% 9/11/25 (b)(c)		13,060,000	11,832,946
3.091% 5/14/32 (b)(c)		19,770,000	13,910,876
3.75% 3/26/25		15,667,000	14,311,961
4.194% 4/1/31 (b)(c)		13,355,000	10,591,535
4.282% 1/9/28 (b)		1,250,000	1,049,432
4.55% 4/17/26		7,159,000	6,395,728
6.537% 8/12/33 (b)(c)		10,990,000	9,868,914
7.375% 9/7/33 (Reg. S) (c)	GBP	350,000	399,367
9.016% 11/15/33 (b)(c)		8,410,000	8,831,994
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (c)	EUR	600,000	589,467
4% 6/24/32 (Reg. S) (c)	EUR	1,300,000	1,237,919
4.5% 4/1/25		13,996,000	13,495,372
6.125% 12/12/30 (Reg. S) (c)	GBP	1,100,000	1,290,454
Deutsche Bank AG New York Branch:
6.72% 1/18/29 (c)		300,000	303,178
7.079% 2/10/34 (c)		1,760,000	1,715,276
Goldman Sachs Group, Inc.:
1.217% 12/6/23		7,855,000	7,616,153
1.431% 3/9/27 (c)		15,505,000	13,665,947
1.948% 10/21/27 (c)		6,735,000	5,899,493
1.992% 1/27/32 (c)		9,600,000	7,375,827
2.383% 7/21/32 (c)		14,925,000	11,722,395
2.64% 2/24/28 (c)		4,905,000	4,383,084
2.65% 10/21/32 (c)		755,000	601,988
3.814% 4/23/29 (c)		7,695,000	7,063,291
4.017% 10/31/38 (c)		4,495,000	3,712,928
4.223% 5/1/29 (c)		3,395,000	3,178,319
6.75% 10/1/37		50,954,000	54,237,995
Hightower Holding LLC 6.75% 4/15/29 (b)		350,000	296,081
Intercontinental Exchange, Inc.:
1.85% 9/15/32		3,475,000	2,588,128
3.75% 12/1/25		3,162,000	3,045,838
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)		65,000	57,050
Jefferies Financial Group, Inc.:
2.625% 10/15/31		5,530,000	4,327,871
2.75% 10/15/32		1,355,000	1,049,633
LPL Holdings, Inc. 4% 3/15/29 (b)		445,000	391,515
Macquarie Group Ltd.:
1.34% 1/12/27 (b)(c)		5,861,000	5,151,643
2.871% 1/14/33 (b)(c)		1,690,000	1,339,528
Morgan Stanley:
1.512% 7/20/27 (c)		10,390,000	9,069,644
1.794% 2/13/32 (c)		6,555,000	4,988,732
1.928% 4/28/32 (c)		9,690,000	7,401,542
2.239% 7/21/32 (c)		6,595,000	5,129,939
2.484% 9/16/36 (c)		2,650,000	1,976,933
2.511% 10/20/32 (c)		3,820,000	3,023,467
2.699% 1/22/31 (c)		30,115,000	25,158,291
2.943% 1/21/33 (c)		2,860,000	2,340,337
3.125% 7/27/26		37,616,000	35,005,105
3.622% 4/1/31 (c)		13,084,000	11,585,505
3.7% 10/23/24		21,259,000	20,709,039
3.772% 1/24/29 (c)		5,345,000	4,934,525
3.875% 1/27/26		540,000	520,565
4% 7/23/25		1,000,000	974,486
4.35% 9/8/26		2,070,000	1,990,312
4.431% 1/23/30 (c)		2,525,000	2,376,916
4.656% 3/2/29 (c)	EUR	400,000	425,104
5% 11/24/25		40,891,000	40,467,199
MSCI, Inc. 3.25% 8/15/33 (b)		90,000	70,968
Nomura Holdings, Inc.:
2.608% 7/14/31		1,155,000	906,327
2.648% 1/16/25		1,075,000	1,016,720
State Street Corp. 2.901% 3/30/26 (c)		833,000	793,145
UBS Group AG:
4.988% 8/5/33 (Reg. S) (c)		200,000	187,217
5.711% 1/12/27 (b)(c)		1,455,000	1,451,950
			455,377,612
Consumer Finance - 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24		10,272,000	9,529,095
2.45% 10/29/26		3,749,000	3,305,013
2.875% 8/14/24		7,954,000	7,563,359
3% 10/29/28		11,826,000	10,077,083
3.3% 1/30/32		4,200,000	3,360,999
4.45% 4/3/26		4,282,000	4,069,259
4.875% 1/16/24		6,861,000	6,793,564
6.5% 7/15/25		4,320,000	4,334,758
Ally Financial, Inc.:
1.45% 10/2/23		2,261,000	2,203,729
3.05% 6/5/23		11,748,000	11,668,292
3.875% 5/21/24		6,322,000	6,190,112
5.125% 9/30/24		2,688,000	2,664,509
5.8% 5/1/25		6,894,000	6,898,553
7.1% 11/15/27		6,180,000	6,416,007
American Express Co. 2.55% 3/4/27		3,110,000	2,815,201
Capital One Financial Corp.:
1.343% 12/6/24 (c)		4,720,000	4,549,271
3.65% 5/11/27		15,820,000	14,734,088
3.8% 1/31/28		7,795,000	7,217,564
4.985% 7/24/26 (c)		6,500,000	6,394,764
5.247% 7/26/30 (c)		6,880,000	6,596,986
Discover Financial Services:
3.95% 11/6/24		8,102,000	7,885,402
4.5% 1/30/26		6,463,000	6,256,521
6.7% 11/29/32		1,592,000	1,644,895
First Cash Financial Services, Inc. 5.625% 1/1/30 (b)		1,500,000	1,326,809
Ford Motor Credit Co. LLC:
2.9% 2/16/28		275,000	228,943
4% 11/13/30		345,000	287,540
4.063% 11/1/24		22,139,000	21,285,550
4.125% 8/17/27		185,000	164,827
4.271% 1/9/27		85,000	76,978
4.687% 6/9/25		180,000	172,095
5.113% 5/3/29		400,000	365,640
5.125% 6/16/25		135,000	130,326
5.584% 3/18/24		8,575,000	8,514,975
6.86% 6/5/26	GBP	640,000	769,054
John Deere Capital Corp. 2.65% 6/24/24		615,000	595,161
OneMain Finance Corp.:
3.875% 9/15/28		850,000	675,750
4% 9/15/30		500,000	381,894
5.375% 11/15/29		629,000	529,643
6.875% 3/15/25		1,165,000	1,137,309
Synchrony Financial:
3.95% 12/1/27		8,719,000	7,926,011
4.25% 8/15/24		6,050,000	5,903,869
4.375% 3/19/24		7,165,000	7,065,559
5.15% 3/19/29		13,451,000	12,657,520
			213,364,477
Diversified Financial Services - 0.2%
1MDB Global Investments Ltd. 4.4% 3/9/23		2,500,000	2,480,500
Altus Midstream LP 5.875% 6/15/30 (b)		105,000	97,042
Aon Corp. / Aon Global Holdings PLC 2.6% 12/2/31		940,000	766,076
Athene Global Funding:
1.608% 6/29/26 (b)		3,350,000	2,883,885
2.717% 1/7/29 (b)		4,805,000	4,039,304
3.205% 3/8/27 (b)		1,485,000	1,327,055
Blackstone Private Credit Fund:
4.875% 4/14/26	GBP	1,200,000	1,320,903
7.05% 9/29/25 (b)		8,015,000	8,043,667
Brixmor Operating Partnership LP:
2.5% 8/16/31		3,020,000	2,347,209
4.05% 7/1/30		12,288,000	10,863,782
4.125% 6/15/26		5,706,000	5,369,956
4.125% 5/15/29		6,724,000	6,056,867
Corebridge Financial, Inc.:
3.85% 4/5/29 (b)		2,590,000	2,339,556
3.9% 4/5/32 (b)		6,908,000	6,044,580
4.35% 4/5/42 (b)		701,000	577,803
4.4% 4/5/52 (b)		2,074,000	1,653,307
Equitable Holdings, Inc. 3.9% 4/20/23		827,000	824,837
Greystone Commercial Capital Trust 1 month U.S. LIBOR + 2.270% 6.8714% 5/31/25 (b)(c)(e)(g)		7,700,000	7,430,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27		140,000	130,200
6.25% 5/15/26		2,209,000	2,142,730
6.375% 12/15/25		205,000	202,331
Indian Railway Finance Corp. Ltd. 3.57% 1/21/32 (b)		1,010,000	854,773
Jackson Financial, Inc.:
5.17% 6/8/27		2,958,000	2,928,748
5.67% 6/8/32		3,734,000	3,648,104
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	1,145,000	957,561
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)		8,593,000	8,490,446
Pine Street Trust I 4.572% 2/15/29 (b)		7,798,000	7,353,950
Pine Street Trust II 5.568% 2/15/49 (b)		7,800,000	6,949,613
Power Finance Corp. Ltd.:
1.841% 9/21/28 (Reg. S)	EUR	2,400,000	2,046,332
6.15% 12/6/28 (b)		3,050,000	3,049,695
VMED O2 UK Financing I PLC 4.25% 1/31/31 (b)		495,000	397,169
			103,618,481
Insurance - 0.2%
ACE INA Holdings, Inc. 3.15% 3/15/25		1,765,000	1,695,744
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (c)	EUR	395,000	331,619
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (b)		340,000	300,131
6.75% 10/15/27 (b)		325,000	295,354
Aon Corp. 2.8% 5/15/30		3,670,000	3,132,792
Arch Capital Finance LLC 4.011% 12/15/26		4,745,000	4,577,704
Arthur J. Gallagher & Co. 3.05% 3/9/52		3,030,000	1,957,158
Baylor Scott & White Holdings:
Series 2021, 2.839% 11/15/50		120,000	80,921
1.777% 11/15/30		870,000	672,722
Berkshire Hathaway Finance Corp. 3.85% 3/15/52		4,245,000	3,427,144
CNA Financial Corp.:
3.9% 5/1/29		1,400,000	1,285,051
3.95% 5/15/24		1,400,000	1,375,489
Credit Agricole Assurances SA 4.75% 9/27/48 (c)	EUR	1,200,000	1,231,163
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (c)		3,225,000	3,096,806
Everest Reinsurance Holdings, Inc. 3.5% 10/15/50		2,100,000	1,479,673
Fairfax Financial Holdings Ltd.:
3.375% 3/3/31		4,595,000	3,766,882
5.625% 8/16/32 (b)		6,100,000	5,798,796
Farmers Exchange Capital II 6.151% 11/1/53 (b)(c)		1,500,000	1,472,097
Farmers Exchange Capital III 5.454% 10/15/54 (b)(c)		3,335,000	3,054,975
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (c)	EUR	500,000	460,782
Five Corners Funding Trust II 2.85% 5/15/30 (b)		12,846,000	10,849,701
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)		9,380,000	8,875,520
Lincoln National Corp.:
3.05% 1/15/30		280,000	236,156
3.4% 1/15/31		315,000	265,756
6.3% 10/9/37		110,000	109,890
Markel Corp.:
3.45% 5/7/52		840,000	575,645
4.15% 9/17/50		445,000	344,624
4.3% 11/1/47		900,000	716,231
Marsh & McLennan Companies, Inc.:
2.25% 11/15/30		1,940,000	1,573,837
3.5% 6/3/24		1,140,000	1,111,834
Metropolitan Life Global Funding I 4.3% 8/25/29 (b)		7,000,000	6,640,603
Nationwide Mutual Insurance Co. 3 month U.S. LIBOR + 2.290% 7.059% 12/15/24 (b)(c)(g)		5,490,000	5,490,213
New York Life Insurance Co. 3.75% 5/15/50 (b)		2,630,000	2,069,143
Pricoa Global Funding I 5.375% 5/15/45 (c)		5,278,000	5,123,249
Protective Life Global Funding 1.9% 7/6/28 (b)		2,595,000	2,162,615
Prudential PLC 2.95% 11/3/33 (Reg. S) (c)		2,100,000	1,760,325
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (c)	GBP	950,000	883,388
6.75% 12/2/44 (Reg. S) (c)		2,025,000	1,999,688
Ryan Specialty Group LLC 4.375% 2/1/30 (b)		165,000	141,069
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)		3,200,000	3,040,000
Teachers Insurance & Annuity Association of America:
3.3% 5/15/50 (b)		3,310,000	2,368,930
4.375% 9/15/54 (b)(c)		2,100,000	2,017,686
The Chubb Corp. 6% 5/11/37		130,000	139,508
Unum Group:
4% 6/15/29		5,961,000	5,455,510
4.125% 6/15/51		1,330,000	953,102
5.75% 8/15/42		2,238,000	2,096,211
Willis Group North America, Inc. 2.95% 9/15/29		4,385,000	3,745,803
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (c)		900,000	710,586
			110,949,826
Thrifts & Mortgage Finance - 0.0%
Nationstar Mortgage Holdings, Inc. 6% 1/15/27 (b)		500,000	460,000
Nationwide Building Society:
3.766% 3/8/24 (b)(c)		1,970,000	1,969,593
4.363% 8/1/24 (b)(c)		2,510,000	2,490,889
6.178% 12/7/27 (Reg. S) (c)	GBP	400,000	489,836
PennyMac Financial Services, Inc. 4.25% 2/15/29 (b)		1,200,000	939,176
			6,349,494
TOTAL FINANCIALS			1,722,989,530
HEALTH CARE - 0.8%
Biotechnology - 0.2%
AbbVie, Inc.:
4.05% 11/21/39		18,245,000	15,389,152
4.55% 3/15/35		400,000	372,002
4.7% 5/14/45		5,975,000	5,289,576
4.875% 11/14/48		335,000	307,074
Amgen, Inc.:
2.6% 8/19/26		3,835,000	3,523,061
2.8% 8/15/41		2,130,000	1,463,981
4.4% 5/1/45		1,450,000	1,212,557
5.15% 3/2/28 (h)		3,800,000	3,784,965
5.25% 3/2/30 (h)		7,794,000	7,755,983
5.25% 3/2/33 (h)		7,076,000	7,026,701
5.6% 3/2/43 (h)		11,335,000	11,193,690
5.65% 3/2/53 (h)		5,009,000	4,967,769
5.75% 3/2/63 (h)		3,370,000	3,323,503
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		494,000	298,870
Gilead Sciences, Inc. 4.5% 2/1/45		565,000	498,219
Grifols Escrow Issuer SA 4.75% 10/15/28 (b)		2,692,000	2,301,660
			68,708,763
Health Care Equipment & Supplies - 0.0%
Alcon Finance Corp.:
2.6% 5/27/30 (b)		2,185,000	1,836,482
3% 9/23/29 (b)		4,500,000	3,922,628
Avantor Funding, Inc.:
3.875% 7/15/28 (Reg. S)	EUR	2,500,000	2,414,068
4.625% 7/15/28 (b)		380,000	349,600
Becton, Dickinson & Co.:
2.823% 5/20/30		1,695,000	1,449,955
3.7% 6/6/27		118,000	111,424
3.734% 12/15/24		1,734,000	1,685,491
Dentsply Sirona, Inc. 3.25% 6/1/30		3,000,000	2,555,729
Hologic, Inc. 3.25% 2/15/29 (b)		225,000	194,018
Mozart Borrower LP:
3.875% 4/1/29 (b)		2,100,000	1,750,298
5.25% 10/1/29 (b)		425,000	348,791
Stryker Corp.:
3.375% 5/15/24		535,000	522,141
3.375% 11/1/25		430,000	410,870
3.5% 3/15/26		775,000	740,853
Teleflex, Inc. 4.25% 6/1/28 (b)		60,000	54,155
			18,346,503
Health Care Providers & Services - 0.4%
180 Medical, Inc. 3.875% 10/15/29 (b)		500,000	435,345
AHS Hospital Corp. 2.78% 7/1/51		315,000	204,806
AmerisourceBergen Corp. 2.7% 3/15/31		5,980,000	4,970,386
Ascension Health:
2.532% 11/15/29		295,000	253,197
3.106% 11/15/39		610,000	477,559
BayCare Health System, Inc. 3.831% 11/15/50		2,320,000	1,884,200
Centene Corp.:
2.45% 7/15/28		7,280,000	6,100,786
2.625% 8/1/31		2,980,000	2,322,054
3% 10/15/30		7,638,000	6,227,629
3.375% 2/15/30		5,670,000	4,784,229
4.25% 12/15/27		8,825,000	8,154,741
4.625% 12/15/29		7,750,000	7,087,320
Children's Health System of Texas 2.511% 8/15/50		360,000	223,369
Childrens Hospital Corp. 4.115% 1/1/47		265,000	230,703
Cigna Group:
2.4% 3/15/30		4,245,000	3,547,536
3.25% 4/15/25		355,000	341,023
3.4% 3/15/51		1,250,000	876,759
4.375% 10/15/28		14,599,000	14,018,026
4.5% 2/25/26		3,865,000	3,776,874
CommonSpirit Health:
2.76% 10/1/24		575,000	551,911
2.782% 10/1/30		695,000	582,129
3.347% 10/1/29		890,000	772,333
4.35% 11/1/42		2,500,000	2,107,701
Community Health Systems, Inc.:
4.75% 2/15/31 (b)		560,000	432,600
6.875% 4/15/29 (b)		140,000	97,916
CVS Health Corp.:
2.7% 8/21/40		9,385,000	6,340,111
3.625% 4/1/27		2,341,000	2,201,413
4.78% 3/25/38		1,320,000	1,199,138
5.05% 3/25/48		8,960,000	8,041,602
5.125% 2/21/30		1,265,000	1,242,134
5.125% 7/20/45		1,965,000	1,774,566
5.3% 12/5/43		1,405,000	1,309,694
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (b)		1,900,000	1,434,692
4.625% 6/1/30 (b)		125,000	103,021
Elevance Health, Inc.:
3.65% 12/1/27		1,260,000	1,181,865
4.101% 3/1/28		1,570,000	1,498,435
4.625% 5/15/42		1,770,000	1,596,622
Fresenius Medical Care U.S. Finance III, Inc. 1.875% 12/1/26 (b)		660,000	564,712
HCA Holdings, Inc.:
2.375% 7/15/31		1,040,000	809,797
3.125% 3/15/27 (b)		1,050,000	955,462
3.5% 9/1/30		2,575,000	2,213,998
3.625% 3/15/32 (b)		2,095,000	1,770,984
4.125% 6/15/29		5,911,000	5,380,574
4.625% 3/15/52 (b)		565,000	444,507
5.25% 4/15/25		1,000,000	990,163
5.25% 6/15/49		5,250,000	4,528,135
5.375% 2/1/25		305,000	302,104
5.375% 9/1/26		875,000	862,247
5.5% 6/15/47		1,315,000	1,182,605
5.625% 9/1/28		2,000,000	1,977,643
5.875% 2/15/26		1,135,000	1,134,110
7.75% 7/15/36		2,700,000	2,938,143
HealthEquity, Inc. 4.5% 10/1/29 (b)		45,000	39,330
Humana, Inc.:
3.125% 8/15/29		2,600,000	2,267,678
3.7% 3/23/29		2,425,000	2,200,080
Kaiser Foundation Hospitals:
2.81% 6/1/41		6,820,000	5,002,056
3.002% 6/1/51		975,000	677,809
4.15% 5/1/47		200,000	175,949
Laboratory Corp. of America Holdings 3.6% 2/1/25		1,410,000	1,359,882
Memorial Sloan-Kettring Cancer Center:
2.955% 1/1/50		290,000	199,386
4.2% 7/1/55		140,000	119,678
5% 7/1/42		350,000	346,496
Methodist Hospital 2.705% 12/1/50		820,000	531,026
Molina Healthcare, Inc.:
3.875% 11/15/30 (b)		6,245,000	5,261,127
3.875% 5/15/32 (b)		155,000	127,257
Mount Sinai Hospital 3.737% 7/1/49		460,000	362,753
New York & Presbyterian Hospital:
4.024% 8/1/45		600,000	512,984
4.063% 8/1/56		390,000	326,848
NYU Hospitals Center 4.368% 7/1/47		810,000	706,848
OhioHealth Corp. 2.297% 11/15/31		8,505,000	6,895,513
Owens & Minor, Inc. 4.5% 3/31/29 (b)		65,000	49,888
PeaceHealth Obligated Group 1.375% 11/15/25		165,000	147,655
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)		170,000	149,971
Piedmont Healthcare, Inc.:
2.719% 1/1/42		1,780,000	1,227,672
2.864% 1/1/52		1,055,000	688,677
Prime Healthcare Services 7.25% 11/1/25 (b)		1,325,000	1,199,125
Providence St. Joseph Health Obligated Group:
2.532% 10/1/29		2,405,000	2,046,236
2.746% 10/1/26		180,000	165,867
Quest Diagnostics, Inc.:
4.7% 3/30/45		150,000	127,482
5.75% 1/30/40		93,000	89,367
RP Escrow Issuer LLC 5.25% 12/15/25 (b)		325,000	253,975
Sabra Health Care LP 3.2% 12/1/31		8,499,000	6,314,550
Sentara Healthcare 2.927% 11/1/51		565,000	383,615
Stanford Health Care 3.027% 8/15/51		680,000	475,713
Surgery Center Holdings, Inc. 6.75% 7/1/25 (b)		108,000	106,596
Sutter Health 4.091% 8/15/48		1,240,000	1,023,213
Tenet Healthcare Corp.:
4.25% 6/1/29		1,075,000	941,378
4.625% 7/15/24		99,000	97,391
4.875% 1/1/26		1,160,000	1,104,768
5.125% 11/1/27		3,775,000	3,548,991
6.125% 6/15/30 (b)		175,000	166,685
Toledo Hospital 5.325% 11/15/28		2,792,000	2,301,446
UnitedHealth Group, Inc.:
3.05% 5/15/41		2,030,000	1,525,374
3.25% 5/15/51		3,405,000	2,438,573
4.25% 4/15/47		770,000	667,087
4.25% 6/15/48		575,000	497,621
4.95% 5/15/62		275,000	258,827
5.8% 3/15/36		820,000	858,395
			180,408,447
Health Care Technology - 0.0%
IQVIA, Inc. 5% 10/15/26 (b)		230,000	219,650
Life Sciences Tools & Services - 0.0%
Agilent Technologies, Inc. 2.3% 3/12/31		1,245,000	1,011,348
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)		75,000	65,115
4.25% 5/1/28 (b)		330,000	297,729
Danaher Corp. 2.8% 12/10/51		1,065,000	704,129
Thermo Fisher Scientific, Inc. 2.8% 10/15/41		620,000	447,423
			2,525,744
Pharmaceuticals - 0.2%
AstraZeneca Finance LLC 2.25% 5/28/31		635,000	528,672
Bausch Health Companies, Inc.:
5% 2/15/29 (b)		400,000	172,221
5.25% 1/30/30 (b)		825,000	355,860
5.25% 2/15/31 (b)		4,796,000	2,141,462
6.25% 2/15/29 (b)		1,500,000	658,881
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (b)		54,704,000	52,909,457
4.375% 12/15/28 (b)		1,630,000	1,532,381
4.4% 7/15/44 (b)		3,231,000	2,584,435
4.625% 6/25/38 (b)		570,000	496,584
4.875% 6/25/48 (b)		4,430,000	3,844,351
Bristol-Myers Squibb Co. 4.25% 10/26/49		345,000	297,889
Catalent Pharma Solutions:
3.125% 2/15/29 (b)		275,000	237,369
3.5% 4/1/30 (b)		220,000	191,077
Elanco Animal Health, Inc.:
5.772% 8/28/23		4,020,000	4,005,285
6.4% 8/28/28 (c)		1,693,000	1,616,595
GSK Consumer Healthcare Capital U.S. LLC 3.625% 3/24/32		1,305,000	1,139,897
Jazz Securities DAC 4.375% 1/15/29 (b)		95,000	84,137
Johnson & Johnson 3.625% 3/3/37		695,000	613,794
Merck & Co., Inc. 3.4% 3/7/29		1,400,000	1,299,265
Mylan NV:
5.2% 4/15/48		1,415,000	1,080,680
5.4% 11/29/43		1,480,000	1,198,112
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (b)		65,000	57,376
5.125% 4/30/31 (b)		1,210,000	1,026,988
Takeda Pharmaceutical Co. Ltd.:
2.05% 3/31/30		3,100,000	2,527,741
3.025% 7/9/40		1,610,000	1,179,322
Utah Acquisition Sub, Inc.:
3.95% 6/15/26		4,024,000	3,763,177
5.25% 6/15/46		190,000	147,839
Viatris, Inc.:
1.65% 6/22/25		1,160,000	1,055,914
2.3% 6/22/27		120,000	103,650
2.7% 6/22/30		5,898,000	4,675,768
3.85% 6/22/40		13,139,000	8,961,382
4% 6/22/50		6,222,000	4,013,295
Wyeth LLC 6.45% 2/1/24		1,875,000	1,891,463
			106,392,319
TOTAL HEALTH CARE			376,601,426
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.1%
BAE Systems PLC 3.4% 4/15/30 (b)		2,985,000	2,658,222
Bombardier, Inc.:
6% 2/15/28 (b)		3,750,000	3,513,525
7.125% 6/15/26 (b)		2,780,000	2,731,100
7.875% 4/15/27 (b)		4,360,000	4,335,286
BWX Technologies, Inc.:
4.125% 6/30/28 (b)		200,000	178,425
4.125% 4/15/29 (b)		325,000	283,563
General Dynamics Corp. 3.25% 4/1/25		955,000	919,691
Howmet Aerospace, Inc.:
5.95% 2/1/37		575,000	563,454
6.75% 1/15/28		345,000	352,335
Moog, Inc. 4.25% 12/15/27 (b)		360,000	329,403
Northrop Grumman Corp. 4.75% 6/1/43		545,000	498,649
Raytheon Technologies Corp. 4.125% 11/16/28		490,000	466,400
Rolls-Royce PLC:
3.375% 6/18/26	GBP	1,085,000	1,178,681
5.75% 10/15/27 (b)		165,000	159,278
Textron, Inc. 2.45% 3/15/31		3,245,000	2,655,660
The Boeing Co.:
1.433% 2/4/24		1,000,000	961,634
2.196% 2/4/26		5,665,000	5,145,803
2.25% 6/15/26		810,000	730,320
3.6% 5/1/34		2,400,000	1,941,004
3.625% 2/1/31		12,650,000	11,088,017
4.875% 5/1/25		2,035,000	2,006,512
5.04% 5/1/27		4,430,000	4,363,355
5.15% 5/1/30		4,430,000	4,286,761
5.805% 5/1/50		7,210,000	6,858,342
5.93% 5/1/60		4,430,000	4,136,818
TransDigm, Inc.:
4.875% 5/1/29		220,000	188,657
6.25% 3/15/26 (b)		915,000	902,872
6.75% 8/15/28 (b)		1,250,000	1,243,750
7.5% 3/15/27		40,000	39,500
8% 12/15/25 (b)		465,000	475,230
			65,192,247
Air Freight & Logistics - 0.0%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (b)		160,000	138,400
Rand Parent LLC 8.5% 2/15/30 (b)		215,000	206,423
			344,823
Airlines - 0.0%
American Airlines, Inc.:
equipment trust certificate 3.2% 12/15/29		388,530	346,552
7.25% 2/15/28 (b)		80,000	78,256
Mexico City Airport Trust:
4.25% 10/31/26 (b)		4,270,000	3,971,901
5.5% 7/31/47 (b)		2,250,000	1,669,028
Southwest Airlines Co.:
2.625% 2/10/30		735,000	612,222
5.125% 6/15/27		5,340,000	5,263,412
United Airlines pass-thru Trust Series 2013-1A Class O, 4.3% 2/15/27		118,527	113,283
United Airlines, Inc.:
equipment trust certificate 4.15% 10/11/25		455,221	446,101
4.375% 4/15/26 (b)		1,740,000	1,637,652
4.625% 4/15/29 (b)		370,000	328,018
			14,466,425
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)		500,000	465,150
Builders FirstSource, Inc. 4.25% 2/1/32 (b)		360,000	302,229
Carlisle Companies, Inc. 2.2% 3/1/32		1,890,000	1,433,514
Owens Corning:
3.95% 8/15/29		700,000	642,759
4.3% 7/15/47		5,310,000	4,240,339
Standard Industries, Inc./New Jersey 4.75% 1/15/28 (b)		3,618,000	3,250,606
			10,334,597
Commercial Services & Supplies - 0.0%
ADT Corp.:
4.125% 8/1/29 (b)		115,000	98,955
4.875% 7/15/32 (b)		615,000	527,429
Advocate Health & Hospitals Corp. 3.387% 10/15/49		510,000	375,862
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (b)		1,175,000	875,344
6.625% 7/15/26 (b)		1,500,000	1,424,640
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (b)		830,000	690,269
4.625% 6/1/28 (b)		520,000	426,705
Cintas Corp. No. 2 3.7% 4/1/27		1,035,000	988,012
Clean Harbors, Inc. 6.375% 2/1/31 (b)		45,000	44,680
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (b)		60,000	54,600
Madison IAQ LLC 4.125% 6/30/28 (b)		605,000	516,126
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)		210,000	198,534
Pitney Bowes, Inc.:
6.875% 3/15/27 (b)		55,000	45,925
7.25% 3/15/29 (b)		110,000	85,525
PowerTeam Services LLC 9.033% 12/4/25 (b)		1,108,000	952,880
Stericycle, Inc. 3.875% 1/15/29 (b)		530,000	454,346
Waste Pro U.S.A., Inc. 5.5% 2/15/26 (b)		2,436,000	2,227,186
			9,987,018
Construction & Engineering - 0.0%
AECOM 5.125% 3/15/27		1,105,000	1,056,740
Arcosa, Inc. 4.375% 4/15/29 (b)		65,000	56,796
Dycom Industries, Inc. 4.5% 4/15/29 (b)		165,000	144,627
			1,258,163
Electrical Equipment - 0.0%
Eaton Corp. 4.7% 8/23/52		595,000	540,964
Sensata Technologies BV 4% 4/15/29 (b)		170,000	149,935
Vertiv Group Corp. 4.125% 11/15/28 (b)		280,000	243,261
Wesco Distribution, Inc.:
7.125% 6/15/25 (b)		1,500,000	1,513,598
7.25% 6/15/28 (b)		1,250,000	1,266,693
			3,714,451
Machinery - 0.1%
Chart Industries, Inc. 7.5% 1/1/30 (b)		425,000	431,375
Flowserve Corp. 2.8% 1/15/32		405,000	311,908
Fortive Corp. 3.15% 6/15/26		275,000	256,643
OT Merger Corp. 7.875% 10/15/29 (b)		1,000,000	600,360
Pentair Finance SA 4.5% 7/1/29		8,070,000	7,362,036
Westinghouse Air Brake Tech Co.:
3.45% 11/15/26		1,490,000	1,376,518
4.95% 9/15/28		9,085,000	8,767,179
			19,106,019
Marine - 0.0%
Seaspan Corp. 5.5% 8/1/29 (b)		115,000	86,543
Professional Services - 0.0%
ASGN, Inc. 4.625% 5/15/28 (b)		110,000	99,410
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (b)		320,000	284,077
4% 7/1/29 (b)		45,000	39,477
Equifax, Inc.:
2.35% 9/15/31		725,000	571,411
2.6% 12/1/24		2,095,000	1,991,950
TriNet Group, Inc. 3.5% 3/1/29 (b)		165,000	137,775
			3,124,100
Road & Rail - 0.0%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	950,000	936,051
CSX Corp. 6.15% 5/1/37		1,475,000	1,556,897
Transnet Ltd. 8.25% 2/6/28 (b)		260,000	260,650
Union Pacific Corp.:
2.973% 9/16/62		200,000	125,497
3.6% 9/15/37		1,015,000	855,760
3.799% 4/6/71		315,000	230,376
XPO, Inc. 6.25% 5/1/25 (b)		154,000	154,077
			4,119,308
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
3% 9/15/23		800,000	789,637
3.375% 7/1/25		7,608,000	7,173,522
4.25% 2/1/24		7,846,000	7,735,068
4.25% 9/15/24		9,907,000	9,704,984
5.85% 12/15/27		970,000	965,416
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	600,000	650,694
United Rentals North America, Inc.:
3.75% 1/15/32		825,000	692,410
3.875% 2/15/31		200,000	171,179
4.875% 1/15/28		2,000,000	1,906,400
			29,789,310
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd.:
2.528% 11/18/27 (b)		8,455,000	7,044,931
2.75% 2/21/28 (b)		2,730,000	2,279,459
3.95% 7/1/24 (b)		2,862,000	2,767,471
4.375% 5/1/26 (b)		3,477,000	3,234,600
5.25% 5/15/24 (b)		4,140,000	4,074,032
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	1,985,000	1,984,425
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	300,000	254,495
			21,639,413
TOTAL INDUSTRIALS			183,162,417
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.0%
Viavi Solutions, Inc. 3.75% 10/1/29 (b)		230,000	191,981
Electronic Equipment & Components - 0.0%
Coherent Corp. 5% 12/15/29 (b)		505,000	442,431
Dell International LLC/EMC Corp.:
5.45% 6/15/23		1,627,000	1,625,859
6.02% 6/15/26		2,112,000	2,137,999
Sensata Technologies, Inc. 3.75% 2/15/31 (b)		590,000	491,837
TD SYNNEX Corp. 1.75% 8/9/26		6,930,000	5,962,936
Teledyne Technologies, Inc.:
2.25% 4/1/28		1,675,000	1,447,977
2.75% 4/1/31		4,505,000	3,685,428
TTM Technologies, Inc. 4% 3/1/29 (b)		130,000	107,238
			15,901,705
IT Services - 0.1%
Automatic Data Processing, Inc. 1.7% 5/15/28		695,000	600,782
Block, Inc. 2.75% 6/1/26		110,000	98,151
Fidelity National Information Services, Inc. 3.1% 3/1/41		3,540,000	2,440,913
Fiserv, Inc.:
2.75% 7/1/24		105,000	101,097
3.5% 7/1/29		7,395,000	6,612,478
3.85% 6/1/25		1,540,000	1,482,717
5.45% 3/2/28		1,260,000	1,258,251
5.6% 3/2/33		4,750,000	4,741,511
Gartner, Inc.:
3.625% 6/15/29 (b)		65,000	56,207
3.75% 10/1/30 (b)		105,000	88,898
4.5% 7/1/28 (b)		165,000	151,474
Genpact Luxembourg SARL / Genpact U.S.A., Inc. 1.75% 4/10/26		960,000	856,878
Global Payments, Inc.:
2.15% 1/15/27		45,000	39,434
4.45% 6/1/28		3,135,000	2,927,531
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (b)		330,000	276,467
IBM Corp. 2.85% 5/15/40		480,000	343,064
Tempo Acquisition LLC 5.75% 6/1/25 (b)		5,000,000	4,950,000
Twilio, Inc.:
3.625% 3/15/29		80,000	67,205
3.875% 3/15/31		85,000	69,594
Virtusa Corp. 7.125% 12/15/28 (b)		60,000	49,829
			27,212,481
Semiconductors & Semiconductor Equipment - 0.1%
Broadcom, Inc.:
1.95% 2/15/28 (b)		1,620,000	1,372,951
2.45% 2/15/31 (b)		12,454,000	9,868,423
2.6% 2/15/33 (b)		14,104,000	10,659,553
3.137% 11/15/35 (b)		1,763,000	1,299,644
3.419% 4/15/33 (b)		6,657,000	5,359,534
3.469% 4/15/34 (b)		1,000,000	791,471
3.5% 2/15/41 (b)		19,586,000	14,016,002
3.75% 2/15/51 (b)		5,224,000	3,641,255
4% 4/15/29 (b)		1,410,000	1,276,972
4.926% 5/15/37 (b)		2,410,000	2,096,288
Entegris Escrow Corp. 5.95% 6/15/30 (b)		200,000	186,019
Entegris, Inc.:
3.625% 5/1/29 (b)		275,000	228,030
4.375% 4/15/28 (b)		325,000	287,581
Intel Corp.:
5.625% 2/10/43		385,000	375,770
5.7% 2/10/53		860,000	840,371
5.9% 2/10/63		2,375,000	2,337,534
onsemi 3.875% 9/1/28 (b)		125,000	109,855
Qorvo, Inc. 4.375% 10/15/29		290,000	258,590
Teledyne FLIR LLC 2.5% 8/1/30		445,000	362,167
			55,368,010
Software - 0.1%
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (b)		135,000	132,006
Crowdstrike Holdings, Inc. 3% 2/15/29		125,000	105,284
Fair Isaac Corp. 4% 6/15/28 (b)		500,000	454,080
Gen Digital, Inc.:
5% 4/15/25 (b)		370,000	359,403
6.75% 9/30/27 (b)		539,000	529,809
Intuit, Inc. 1.35% 7/15/27		200,000	173,267
Microsoft Corp. 2.921% 3/17/52		3,352,000	2,411,529
MicroStrategy, Inc. 6.125% 6/15/28 (b)		170,000	141,100
NCR Corp.:
5.125% 4/15/29 (b)		800,000	683,218
5.25% 10/1/30 (b)		1,690,000	1,397,228
Open Text Corp.:
3.875% 2/15/28 (b)		490,000	422,478
3.875% 12/1/29 (b)		370,000	298,653
6.9% 12/1/27 (b)		500,000	505,000
Oracle Corp.:
2.5% 4/1/25		6,499,000	6,127,440
2.8% 4/1/27		9,449,000	8,570,564
2.95% 5/15/25		1,185,000	1,123,621
3.6% 4/1/40		2,400,000	1,771,625
3.6% 4/1/50		2,010,000	1,361,332
3.65% 3/25/41		1,278,000	941,103
3.8% 11/15/37		1,225,000	969,968
3.85% 4/1/60		6,500,000	4,332,531
3.95% 3/25/51		3,199,000	2,297,788
4.125% 5/15/45		3,870,000	2,911,306
5.55% 2/6/53		4,690,000	4,297,595
6.9% 11/9/52		3,165,000	3,418,058
ServiceNow, Inc. 1.4% 9/1/30		1,005,000	765,560
SS&C Technologies, Inc. 5.5% 9/30/27 (b)		775,000	729,282
Workday, Inc.:
3.5% 4/1/27		405,000	378,288
3.7% 4/1/29		1,110,000	1,013,658
			48,622,774
Technology Hardware, Storage & Peripherals - 0.0%
Apple, Inc.:
3.25% 2/23/26		7,485,000	7,159,340
3.85% 8/4/46		1,570,000	1,327,211
			8,486,551
TOTAL INFORMATION TECHNOLOGY			155,783,502
MATERIALS - 0.2%
Chemicals - 0.1%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (b)		240,000	221,347
FMC Corp. 4.5% 10/1/49		1,495,000	1,207,269
INEOS Quattro Finance 2 PLC 3.375% 1/15/26 (b)		275,000	241,868
International Flavors & Fragrances, Inc.:
1.23% 10/1/25 (b)		3,285,000	2,909,486
2.3% 11/1/30 (b)		3,950,000	3,049,821
Invictus U.S. Newco LLC 5% 10/30/29 (b)		350,000	278,446
LSB Industries, Inc. 6.25% 10/15/28 (b)		235,000	213,923
LYB International Finance BV:
4.875% 3/15/44		1,000,000	846,817
5.25% 7/15/43		5,455,000	4,824,719
LYB International Finance III LLC 3.375% 10/1/40		590,000	423,656
Methanex Corp.:
5.125% 10/15/27		320,000	300,778
5.25% 12/15/29		155,000	142,147
5.65% 12/1/44		105,000	85,575
NOVA Chemicals Corp. 5% 5/1/25 (b)		1,080,000	1,029,438
Nufarm Australia Ltd. 5% 1/27/30 (b)		280,000	244,441
Nutrien Ltd. 4.9% 6/1/43		1,325,000	1,179,367
OCI NV 3.625% 10/15/25 (Reg. S)	EUR	2,773,800	2,868,013
Olin Corp.:
5% 2/1/30		195,000	177,441
5.125% 9/15/27		700,000	665,364
5.625% 8/1/29		195,000	185,775
Sasol Financing U.S.A. LLC:
4.375% 9/18/26		810,000	727,777
5.875% 3/27/24		1,500,000	1,478,550
Sherwin-Williams Co. 4.5% 6/1/47		210,000	175,958
SPCM SA 3.125% 3/15/27 (b)		115,000	99,142
The Chemours Co. LLC 4.625% 11/15/29 (b)		530,000	430,132
The Dow Chemical Co. 4.625% 10/1/44		395,000	340,189
The Scotts Miracle-Gro Co.:
4% 4/1/31		1,575,000	1,260,000
4.375% 2/1/32		625,000	510,266
4.5% 10/15/29		1,346,000	1,166,309
Valvoline, Inc.:
3.625% 6/15/31 (b)		700,000	563,711
4.25% 2/15/30 (b)		2,270,000	2,218,437
W.R. Grace Holding LLC:
4.875% 6/15/27 (b)		125,000	114,861
5.625% 10/1/24 (b)		400,000	399,880
7.375% 3/1/31 (b)		40,000	39,709
			30,620,612
Construction Materials - 0.0%
Martin Marietta Materials, Inc.:
2.4% 7/15/31		1,455,000	1,160,777
2.5% 3/15/30		855,000	706,972
Vulcan Materials Co. 4.5% 6/15/47		350,000	299,308
			2,167,057
Containers & Packaging - 0.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 6% 6/15/27 (b)		200,000	193,548
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (b)		10,000	9,100
5.25% 8/15/27 (b)		1,750,000	1,436,645
5.25% 8/15/27 (b)		1,960,000	1,609,042
Ball Corp. 3.125% 9/15/31		395,000	316,332
Berry Global, Inc.:
0.95% 2/15/24		965,000	921,267
1.57% 1/15/26		1,675,000	1,493,092
4.875% 7/15/26 (b)		7,055,000	6,755,163
BWAY Holding Co. 7.875% 8/15/26 (b)		200,000	201,250
Graphic Packaging International, Inc.:
3.75% 2/1/30 (b)		295,000	251,399
4.125% 8/15/24		3,137,000	3,066,763
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (b)		40,000	34,692
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 4% 10/15/27 (b)		1,250,000	1,090,438
Sealed Air Corp.:
1.573% 10/15/26 (b)		2,750,000	2,369,492
6.125% 2/1/28 (b)		340,000	334,883
6.875% 7/15/33 (b)		210,000	213,738
Trivium Packaging Finance BV 5.5% 8/15/26 (b)		1,458,000	1,377,810
			21,674,654
Metals & Mining - 0.1%
Alcoa Nederland Holding BV 4.125% 3/31/29 (b)		110,000	97,699
Barrick North America Finance LLC:
5.7% 5/30/41		2,830,000	2,818,590
5.75% 5/1/43		475,000	477,902
Barrick PD Australia Finance Pty Ltd. 5.95% 10/15/39		1,340,000	1,381,165
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (b)		110,000	100,220
4.875% 3/1/31 (b)		110,000	100,132
Commercial Metals Co. 3.875% 2/15/31		235,000	198,282
Compass Minerals International, Inc. 6.75% 12/1/27 (b)		120,000	113,163
First Quantum Minerals Ltd. 6.5% 3/1/24 (b)		200,000	198,000
FMG Resources Pty Ltd. 4.5% 9/15/27 (b)		5,000	4,600
Freeport-McMoRan, Inc.:
4.125% 3/1/28		960,000	890,314
4.375% 8/1/28		2,590,000	2,404,072
5.25% 9/1/29		3,190,000	3,081,444
5.4% 11/14/34		570,000	536,515
HudBay Minerals, Inc. 4.5% 4/1/26 (b)		55,000	49,381
Kaiser Aluminum Corp. 4.625% 3/1/28 (b)		415,000	357,412
Kinross Gold Corp. 4.5% 7/15/27		9,290,000	8,875,983
Mineral Resources Ltd. 8% 11/1/27 (b)		150,000	149,250
Newmont Corp.:
2.25% 10/1/30		3,612,000	2,908,531
2.8% 10/1/29		3,095,000	2,633,590
5.45% 6/9/44		185,000	177,712
Novelis Corp. 3.875% 8/15/31 (b)		115,000	93,167
Nucor Corp. 4.3% 5/23/27		1,320,000	1,279,205
PMHC II, Inc. 9% 2/15/30 (b)		175,000	135,573
PT Freeport Indonesia 4.763% 4/14/27 (b)		200,000	191,913
PT Indonesia Asahan Aluminium Tbk 6.53% 11/15/28 (b)		1,950,000	2,000,944
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)		30,000	25,931
Southern Copper Corp. 5.875% 4/23/45		455,000	457,218
Steel Dynamics, Inc.:
2.4% 6/15/25		790,000	736,169
3.45% 4/15/30		9,595,000	8,507,704
Teck Resources Ltd. 6% 8/15/40		1,193,000	1,158,589
Thyssenkrupp AG 1.875% 3/6/23 (Reg. S)	EUR	2,650,000	2,796,335
Vale Overseas Ltd. 6.25% 8/10/26		700,000	711,944
			45,648,649
Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA 4.5% 8/1/24		1,850,000	1,811,034
Clearwater Paper Corp. 4.75% 8/15/28 (b)		1,500,000	1,311,674
Glatfelter Corp. 4.75% 11/15/29 (b)		90,000	59,011
Suzano Austria GmbH 6% 1/15/29		1,263,000	1,236,793
			4,418,512
TOTAL MATERIALS			104,529,484
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Alexandria Real Estate Equities, Inc.:
4.75% 4/15/35		940,000	888,696
4.9% 12/15/30		5,395,000	5,230,909
American Assets Trust LP 3.375% 2/1/31		3,370,000	2,666,156
American Homes 4 Rent LP:
2.375% 7/15/31		704,000	553,480
3.375% 7/15/51		1,089,000	707,842
3.625% 4/15/32		6,405,000	5,411,188
4.3% 4/15/52		2,500,000	1,915,967
American Tower Corp. 5.65% 3/15/33		3,500,000	3,455,690
Boston Properties, Inc. 4.5% 12/1/28		5,210,000	4,834,842
Corporate Office Properties LP:
2% 1/15/29		600,000	461,870
2.25% 3/15/26		1,775,000	1,582,947
2.75% 4/15/31		6,209,000	4,674,881
2.9% 12/1/33		490,000	345,850
CubeSmart LP 2.25% 12/15/28		4,235,000	3,538,288
GLP Capital LP/GLP Financing II, Inc.:
3.25% 1/15/32		2,890,000	2,295,636
4% 1/15/30		830,000	726,909
5.25% 6/1/25		200,000	195,801
5.375% 4/15/26		12,390,000	12,083,100
Healthcare Trust of America Holdings LP:
2.05% 3/15/31		265,000	196,212
3.1% 2/15/30		3,195,000	2,721,287
3.5% 8/1/26		2,311,000	2,148,280
3.625% 1/15/28		1,367,000	1,229,526
3.875% 5/1/25		2,215,000	2,102,304
Healthpeak Properties, Inc. 3% 1/15/30		1,625,000	1,398,860
Hudson Pacific Properties LP:
3.25% 1/15/30		1,775,000	1,337,298
4.65% 4/1/29		12,773,000	10,850,438
Invitation Homes Operating Partnership LP:
2% 8/15/31		1,125,000	843,860
4.15% 4/15/32		6,675,000	5,871,789
Iron Mountain, Inc. 4.875% 9/15/27 (b)		170,000	156,475
Kilroy Realty LP 2.65% 11/15/33		2,010,000	1,378,992
Kimco Realty Op LLC:
1.9% 3/1/28		3,540,000	2,988,037
3.2% 4/1/32		1,340,000	1,119,027
4.6% 2/1/33		3,535,000	3,248,855
Kite Realty Group Trust:
4% 3/15/25		6,865,000	6,504,948
4.75% 9/15/30		10,799,000	9,665,740
Life Storage LP:
2.2% 10/15/30		3,660,000	2,918,377
2.4% 10/15/31		645,000	510,483
LXP Industrial Trust (REIT):
2.7% 9/15/30		894,000	715,275
4.4% 6/15/24		1,319,000	1,277,790
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	4,400,000	4,128,181
3.5% 3/15/31		370,000	253,620
5% 10/15/27		2,650,000	2,175,197
Omega Healthcare Investors, Inc.:
3.25% 4/15/33		5,977,000	4,272,387
3.375% 2/1/31		3,399,000	2,678,468
3.625% 10/1/29		7,647,000	6,341,503
4.375% 8/1/23		1,368,000	1,360,003
4.5% 1/15/25		2,793,000	2,724,094
4.5% 4/1/27		1,500,000	1,416,276
4.75% 1/15/28		7,569,000	7,099,242
4.95% 4/1/24		1,152,000	1,132,330
5.25% 1/15/26		5,841,000	5,725,834
Physicians Realty LP 2.625% 11/1/31		1,940,000	1,549,078
Piedmont Operating Partnership LP 2.75% 4/1/32		1,374,000	968,565
Prologis LP 3.25% 6/30/26		805,000	761,851
Realty Income Corp.:
2.2% 6/15/28		791,000	682,841
2.85% 12/15/32		1,553,000	1,275,580
3.1% 12/15/29		6,235,000	5,477,780
3.25% 1/15/31		1,177,000	1,025,881
3.4% 1/15/28		5,340,000	4,946,471
Retail Opportunity Investments Partnership LP:
4% 12/15/24		877,000	846,652
5% 12/15/23		626,000	620,829
SBA Communications Corp.:
3.125% 2/1/29		220,000	181,654
3.875% 2/15/27		400,000	361,998
Senior Housing Properties Trust:
4.375% 3/1/31		350,000	242,608
4.75% 5/1/24		275,000	246,008
4.75% 2/15/28		2,917,000	1,897,624
9.75% 6/15/25		250,000	242,248
Service Properties Trust:
4.375% 2/15/30		200,000	152,820
4.95% 10/1/29		100,000	78,883
5.5% 12/15/27		100,000	90,121
Simon Property Group LP:
1.75% 2/1/28		1,805,000	1,543,115
2.45% 9/13/29		1,395,000	1,168,402
3.375% 10/1/24		2,945,000	2,853,478
3.5% 9/1/25		55,000	52,734
3.75% 2/1/24		375,000	369,073
SITE Centers Corp.:
3.625% 2/1/25		2,396,000	2,273,446
4.25% 2/1/26		5,582,000	5,289,702
Spirit Realty LP 2.7% 2/15/32		7,905,000	6,044,343
Store Capital Corp.:
2.75% 11/18/30		1,957,000	1,478,071
4.625% 3/15/29		2,475,000	2,183,906
Sun Communities Operating LP:
2.3% 11/1/28		1,550,000	1,310,440
2.7% 7/15/31		4,027,000	3,212,673
Uniti Group LP / Uniti Group Finance, Inc. 4.75% 4/15/28 (b)		585,000	463,730
Uniti Group, Inc. 7.875% 2/15/25 (b)		2,800,000	2,854,395
Ventas Realty LP:
3% 1/15/30		10,008,000	8,506,722
3.85% 4/1/27		1,850,000	1,750,494
4% 3/1/28		2,712,000	2,505,315
4.125% 1/15/26		1,628,000	1,566,992
4.75% 11/15/30		13,000,000	12,254,816
VICI Properties LP:
4.375% 5/15/25		749,000	720,830
4.75% 2/15/28		6,736,000	6,354,271
4.95% 2/15/30		6,670,000	6,227,164
5.125% 5/15/32		5,086,000	4,719,045
5.625% 5/15/52		798,000	706,906
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25 (b)		125,000	118,077
3.75% 2/15/27 (b)		680,000	615,721
3.875% 2/15/29 (b)		1,540,000	1,339,093
4.125% 8/15/30 (b)		535,000	462,124
4.25% 12/1/26 (b)		670,000	621,325
4.5% 9/1/26 (b)		1,325,000	1,236,200
4.5% 1/15/28 (b)		539,000	495,521
4.625% 6/15/25 (b)		315,000	302,294
5.625% 5/1/24 (b)		1,185,000	1,176,492
5.75% 2/1/27 (b)		355,000	346,305
Vornado Realty LP:
2.15% 6/1/26		1,762,000	1,509,674
3.4% 6/1/31		6,373,000	4,846,665
Welltower Op:
2.7% 2/15/27		1,090,000	983,588
2.75% 1/15/31		6,560,000	5,342,927
2.8% 6/1/31		2,305,000	1,866,537
Weyerhaeuser Co. 4% 4/15/30		2,150,000	1,954,461
WP Carey, Inc.:
2.25% 4/1/33		3,815,000	2,870,970
2.4% 2/1/31		2,070,000	1,668,806
3.85% 7/15/29		1,725,000	1,568,724
4% 2/1/25		5,544,000	5,408,182
4.6% 4/1/24		7,436,000	7,341,513
			290,195,794
Real Estate Management & Development - 0.1%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	815,000	513,767
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	300,000	136,380
2.25% 4/27/27 (Reg. S)	EUR	3,100,000	1,377,125
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (c)	EUR	361,000	368,458
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	2,355,000	1,844,718
2.625% 10/20/28 (Reg. S)	GBP	350,000	326,017
Brandywine Operating Partnership LP:
3.95% 11/15/27		5,608,000	4,731,003
4.1% 10/1/24		4,892,000	4,704,652
4.55% 10/1/29		1,707,000	1,414,777
7.55% 3/15/28		6,570,000	6,441,413
CBRE Group, Inc. 4.875% 3/1/26		12,670,000	12,397,242
Essex Portfolio LP:
1.7% 3/1/28		515,000	430,177
3.875% 5/1/24		2,685,000	2,624,924
Extra Space Storage LP:
2.35% 3/15/32		4,011,000	3,071,325
3.9% 4/1/29		610,000	553,193
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	775,000	641,070
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	800,000	610,027
Host Hotels & Resorts LP 2.9% 12/15/31		840,000	646,181
Howard Hughes Corp.:
4.125% 2/1/29 (b)		300,000	251,250
4.375% 2/1/31 (b)		385,000	313,698
5.375% 8/1/28 (b)		850,000	770,313
Kennedy-Wilson, Inc. 4.75% 2/1/30		225,000	172,920
Mattamy Group Corp. 4.625% 3/1/30 (b)		1,500,000	1,243,125
Mid-America Apartments LP 4% 11/15/25		1,296,000	1,250,536
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	400,000	305,104
1.75% 1/14/25 (Reg. S)	EUR	200,000	190,547
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	400,000	338,377
Tanger Properties LP:
2.75% 9/1/31		4,140,000	3,070,813
3.125% 9/1/26		3,497,000	3,173,996
3.875% 7/15/27		13,369,000	12,276,479
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (b)		2,500,000	2,206,250
5.75% 1/15/28 (b)		280,000	264,103
5.875% 6/15/27 (b)		1,500,000	1,436,820
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	780,000	683,822
			70,780,602
TOTAL REAL ESTATE			360,976,396
UTILITIES - 0.5%
Electric Utilities - 0.3%
AEP Texas, Inc.:
2.1% 7/1/30		2,550,000	2,055,135
3.45% 5/15/51		560,000	398,591
3.8% 10/1/47		845,000	627,338
AEP Transmission Co. LLC:
3.75% 12/1/47		850,000	678,876
4% 12/1/46		375,000	302,838
Alabama Power Co.:
3.75% 3/1/45		650,000	502,341
3.85% 12/1/42		700,000	564,124
4.1% 1/15/42		225,000	178,863
6.125% 5/15/38		835,000	897,999
Alliant Energy Finance LLC 1.4% 3/15/26 (b)		2,300,000	1,994,620
American Electric Power Co., Inc.:
5.625% 3/1/33		2,585,000	2,583,575
5.95% 11/1/32		5,000,000	5,156,281
Arizona Public Service Co.:
2.6% 8/15/29		340,000	285,721
3.5% 12/1/49		1,100,000	761,574
3.75% 5/15/46		825,000	607,042
6.35% 12/15/32		1,150,000	1,222,162
Atlantic City Electric Co. 2.3% 3/15/31		425,000	346,989
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (c)	EUR	760,000	674,593
CenterPoint Energy Houston Electric LLC 3.95% 3/1/48		1,205,000	990,638
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)		225,000	183,094
4.75% 3/15/28 (b)		60,000	55,062
Cleco Corporate Holdings LLC 3.375% 9/15/29		4,448,000	3,755,313
Comision Federal de Electricid 4.688% 5/15/29 (b)		2,277,000	2,029,803
Commonwealth Edison Co.:
3.7% 8/15/28		250,000	234,798
3.7% 3/1/45		1,190,000	923,622
4.35% 11/15/45		415,000	352,638
4.9% 2/1/33		945,000	936,824
Connecticut Light & Power Co. 5.25% 1/15/53		670,000	669,710
Dominion Energy South Carolina:
5.1% 6/1/65		275,000	262,388
5.45% 2/1/41		285,000	282,466
DPL, Inc. 4.35% 4/15/29		2,480,000	2,145,200
DTE Electric Co.:
2.25% 3/1/30		625,000	525,432
3.75% 8/15/47		1,050,000	828,097
Duke Energy Carolinas LLC:
2.95% 12/1/26		370,000	344,461
4% 9/30/42		2,000,000	1,644,924
4.25% 12/15/41		2,545,000	2,189,915
5.35% 1/15/53		1,700,000	1,675,304
6.1% 6/1/37		775,000	819,878
Duke Energy Corp.:
3.75% 4/15/24		3,190,000	3,130,507
3.85% 6/15/34	EUR	800,000	764,592
Duke Energy Florida LLC:
2.4% 12/15/31		1,010,000	820,594
6.35% 9/15/37		675,000	727,732
Duke Energy Progress LLC 4% 4/1/52		1,315,000	1,048,403
Duquesne Light Holdings, Inc. 2.775% 1/7/32 (b)		4,273,000	3,360,698
Electricite de France SA 5.5% 1/25/35 (Reg. S)	GBP	800,000	913,646
ENEL Finance International NV 2.25% 7/12/31 (b)		5,660,000	4,265,580
Enel SpA 3.375% (Reg. S) (c)(i)	EUR	1,035,000	994,357
Entergy Louisiana LLC 2.4% 10/1/26		1,070,000	964,715
Entergy, Inc. 1.75% 3/15/31		1,575,000	1,230,250
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (b)		1,000,000	989,500
Evergy Kansas Central 4.125% 3/1/42		655,000	546,863
Eversource Energy:
1.65% 8/15/30		895,000	690,176
4.2% 6/27/24		1,285,000	1,262,922
4.6% 7/1/27		2,925,000	2,849,519
Exelon Corp. 5.625% 6/15/35		150,000	150,396
FirstEnergy Corp.:
2.25% 9/1/30		385,000	307,038
3.4% 3/1/50		3,431,000	2,318,294
7.375% 11/15/31		6,359,000	7,131,619
Florida Power & Light Co.:
3.8% 12/15/42		1,280,000	1,041,742
5.1% 4/1/33		3,500,000	3,473,085
5.25% 2/1/41		500,000	491,982
Fortis, Inc. 3.055% 10/4/26		301,000	279,487
Georgia Power Co. 4.3% 3/15/42		525,000	440,900
Hydro-Quebec 8.05% 7/7/24		1,455,000	1,508,675
Iberdrola Finanzas SAU 7.375% 1/29/24	GBP	250,000	306,468
IPALCO Enterprises, Inc. 3.7% 9/1/24		2,644,000	2,553,768
Jersey Central Power & Light Co.:
2.75% 3/1/32 (b)		3,560,000	2,906,801
4.3% 1/15/26 (b)		2,000,000	1,917,910
Louisville Gas & Electric Co. 5.125% 11/15/40		345,000	322,727
Metropolitan Edison Co. 4.3% 1/15/29 (b)		2,755,000	2,568,468
Mong Duong Finance Holdings BV 5.125% 5/7/29 (Reg. S)		250,000	212,469
New England Power Co. 5.936% 11/25/52 (b)		4,495,000	4,811,448
NextEra Energy Capital Holdings, Inc.:
1.84% 3/1/25		1,510,000	1,519,195
2.25% 6/1/30		970,000	784,728
2.75% 11/1/29		1,660,000	1,413,750
4.625% 7/15/27		2,350,000	2,283,916
NextEra Energy Partners LP 4.25% 9/15/24 (b)		27,000	25,178
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (c)	EUR	1,150,000	1,033,245
Northern States Power Co.:
3.6% 9/15/47		20,000	15,546
6.25% 6/1/36		370,000	395,877
NRG Energy, Inc.:
2% 12/2/25 (b)		3,120,000	2,760,888
3.375% 2/15/29 (b)		45,000	36,538
3.625% 2/15/31 (b)		895,000	693,962
3.875% 2/15/32 (b)		750,000	581,655
5.75% 1/15/28		245,000	230,937
6.625% 1/15/27		122,000	121,657
Pacific Gas & Electric Co.:
3.95% 12/1/47		1,700,000	1,159,263
4% 12/1/46		1,045,000	712,220
4.5% 7/1/40		2,295,000	1,797,881
4.55% 7/1/30		3,080,000	2,781,304
4.95% 7/1/50		785,000	619,755
PacifiCorp:
2.9% 6/15/52		1,000,000	662,797
5.25% 6/15/35		1,320,000	1,296,288
5.35% 12/1/53		1,645,000	1,622,811
5.75% 4/1/37		900,000	918,606
Pattern Energy Operations LP 4.5% 8/15/28 (b)		90,000	80,371
PECO Energy Co.:
2.8% 6/15/50		380,000	248,083
4.375% 8/15/52		725,000	637,906
Pennsylvania Electric Co. 4.15% 4/15/25 (b)		330,000	314,499
PG&E Corp.:
5% 7/1/28		1,155,000	1,054,573
5.25% 7/1/30		735,000	655,988
PPL Electric Utilities Corp.:
4.125% 6/15/44		925,000	774,661
4.15% 10/1/45		790,000	660,061
6.25% 5/15/39		350,000	376,602
PT Perusahaan Listrik Negara 1.875% 11/5/31 (b)	EUR	1,500,000	1,162,941
Public Service Electric & Gas Co.:
3.6% 12/1/47		410,000	316,985
3.65% 9/1/28		960,000	899,412
3.65% 9/1/42		625,000	502,915
3.95% 5/1/42		505,000	425,826
4.9% 12/15/32		810,000	806,734
Puget Sound Energy, Inc. 5.764% 7/15/40		285,000	287,075
Southern California Edison Co.:
3.6% 2/1/45		2,900,000	2,112,148
3.9% 12/1/41		595,000	451,777
5.3% 3/1/28		3,420,000	3,403,892
5.55% 1/15/37		430,000	422,922
Southern Co. 1.875% 9/15/81 (c)	EUR	1,600,000	1,345,552
Southwestern Public Service Co. 5.15% 6/1/52		3,000,000	2,825,565
Tampa Electric Co. 4.45% 6/15/49		800,000	670,697
Tucson Electric Power Co. 3.25% 5/15/32		1,200,000	1,023,419
Virginia Electric & Power Co.:
6% 1/15/36		470,000	489,861
6% 5/15/37		930,000	968,160
Vistra Operations Co. LLC:
3.7% 1/30/27 (b)		2,900,000	2,655,274
4.375% 5/1/29 (b)		1,000,000	863,799
5% 7/31/27 (b)		195,000	181,146
5.5% 9/1/26 (b)		770,000	735,422
5.625% 2/15/27 (b)		5,625,000	5,330,365
Western Power Distribution PLC 3.625% 11/6/23 (Reg. S)	GBP	250,000	297,357
Wisconsin Power & Light Co. 4.1% 10/15/44		240,000	188,656
Xcel Energy, Inc.:
1.75% 3/15/27		880,000	772,400
4% 6/15/28		2,640,000	2,497,058
			157,899,659
Gas Utilities - 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.75% 5/20/27		579,000	535,563
5.875% 8/20/26		5,200,000	4,900,506
CenterPoint Energy Resources Corp. 5.25% 3/1/28		3,110,000	3,107,105
Nakilat, Inc. 6.067% 12/31/33 (b)		593,945	618,000
Piedmont Natural Gas Co., Inc. 5.05% 5/15/52		2,500,000	2,288,615
Southern Co. Gas Capital Corp.:
4.4% 6/1/43		870,000	715,009
5.15% 9/15/32		6,215,000	6,067,424
5.875% 3/15/41		2,770,000	2,792,355
Spire Missouri, Inc. 4.8% 2/15/33		1,090,000	1,060,048
			22,084,625
Independent Power and Renewable Electricity Producers - 0.1%
Calpine Corp.:
5% 2/1/31 (b)		3,365,000	2,768,829
5.125% 3/15/28 (b)		2,700,000	2,395,302
RWE AG 2.75% 5/24/30 (Reg. S)	EUR	754,000	727,255
TerraForm Power Operating LLC 5% 1/31/28 (b)		645,000	593,400
The AES Corp.:
3.3% 7/15/25 (b)		10,697,000	10,038,537
3.95% 7/15/30 (b)		9,327,000	8,165,789
TransAlta Corp. 6.5% 3/15/40		165,000	150,150
			24,839,262
Multi-Utilities - 0.1%
Ameren Illinois Co.:
4.15% 3/15/46		1,135,000	939,174
4.5% 3/15/49		520,000	470,895
Berkshire Hathaway Energy Co.:
3.7% 7/15/30		1,280,000	1,176,478
4.05% 4/15/25		16,081,000	15,729,550
6.125% 4/1/36		2,980,000	3,164,831
CenterPoint Energy, Inc. 2.95% 3/1/30		625,000	534,426
Consolidated Edison Co. of New York, Inc.:
3.7% 11/15/59		1,650,000	1,195,221
4.3% 12/1/56		300,000	241,448
6.15% 11/15/52		1,575,000	1,683,831
Dominion Energy, Inc. 7% 6/15/38		150,000	164,383
Empresas Publicas de Medellin 4.375% 2/15/31 (Reg. S)		400,000	281,825
NiSource, Inc.:
2.95% 9/1/29		11,346,000	9,792,645
4.8% 2/15/44		550,000	487,612
5.95% 6/15/41		640,000	644,321
Puget Energy, Inc.:
2.379% 6/15/28		815,000	693,765
3.65% 5/15/25		1,014,000	959,343
4.1% 6/15/30		6,189,000	5,556,816
4.224% 3/15/32		5,488,000	4,852,462
San Diego Gas & Electric Co.:
1.7% 10/1/30		3,975,000	3,132,203
3.32% 4/15/50		910,000	649,361
3.75% 6/1/47		1,210,000	941,594
Sempra Energy:
3.3% 4/1/25		2,200,000	2,105,789
4% 2/1/48		965,000	748,333
4.125% 4/1/52 (c)		3,845,000	3,261,918
WEC Energy Group, Inc.:
3 month U.S. LIBOR + 2.610% 6.9761% 5/15/67 (c)(g)		1,012,000	864,471
1.8% 10/15/30		850,000	665,305
			60,938,000
Water Utilities - 0.0%
Severn Trent Utilities Finance PLC:
4.625% 11/30/34 (Reg. S)	GBP	210,000	238,656
6.125% 2/26/24	GBP	135,000	163,729
Thames Water Utility Finance PLC 1.875% 1/24/24 (Reg. S)	GBP	270,000	315,112
			717,497
TOTAL UTILITIES			266,479,043
TOTAL NONCONVERTIBLE BONDS (Cost $5,124,805,631)			4,497,936,505

U.S. Government and Government Agency Obligations - 9.3%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.1%
Fannie Mae:
0.5% 6/17/25	1,685,000	1,531,340
0.875% 8/5/30	640,000	507,772
1.625% 10/15/24	1,295,000	1,227,539
1.625% 1/7/25	310,000	292,322
2.5% 2/5/24	440,000	428,840
2.875% 9/12/23	505,000	498,813
6.625% 11/15/30	1,290,000	1,495,105
Federal Home Loan Bank 0% 8/25/23	20,000,000	19,518,994
Freddie Mac:
0.375% 4/20/23	885,000	879,678
0.375% 5/5/23	3,065,000	3,040,389
6.25% 7/15/32	2,265,000	2,627,921
6.75% 3/15/31	2,810,000	3,299,745
Tennessee Valley Authority:
0.75% 5/15/25	845,000	771,675
1.5% 9/15/31	780,000	618,847
2.875% 2/1/27	1,060,000	993,762
5.25% 9/15/39	150,000	157,626
7.125% 5/1/30	460,000	536,960
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		38,427,328
U.S. Treasury Inflation-Protected Obligations - 0.0%
U.S. Treasury Inflation-Indexed Notes 0.625% 7/15/32	8,343,694	7,720,349
U.S. Treasury Obligations - 9.2%
U.S. Treasury Bills, yield at date of purchase 4.54% to 4.74% 5/25/23 to 8/3/23	128,615,000	126,361,955
U.S. Treasury Bonds:
1.375% 11/15/40	49,314,600	32,403,160
1.75% 8/15/41	60,635,200	42,018,299
1.875% 2/15/41	62,580,000	44,727,588
1.875% 11/15/51	19,685,000	12,802,939
2% 11/15/41	240,253,000	173,648,487
2% 2/15/50	19,680,000	13,311,675
2.25% 5/15/41	93,030,000	70,684,630
2.25% 8/15/49	8,695,000	6,236,285
2.25% 2/15/52	71,600,000	51,051,359
2.375% 2/15/42	56,206,000	43,232,784
2.375% 11/15/49	34,675,000	25,570,104
2.375% 5/15/51	360,497,000	264,641,410
2.5% 2/15/46	36,273,000	27,566,063
2.75% 8/15/47	11,200,000	8,903,563
2.875% 5/15/52	249,200,000	204,061,704
3.375% 8/15/42	11,640,000	10,479,638
3.625% 8/15/43	6,238,100	5,808,012
3.625% 2/15/53 (j)	111,789,000	106,426,621
4% 11/15/42	16,460,000	16,225,959
4% 11/15/52	8,420,000	8,569,981
6.25% 8/15/23	7,725,000	7,768,453
stripped coupon:
0% 2/15/36	2,700,000	1,585,091
0% 11/15/36	1,975,000	1,120,663
0% 5/15/39	66,910,000	33,886,101
0% 8/15/39	73,145,000	36,740,185
0% 8/15/40 (k)	31,315,000	15,118,022
0% 2/15/41	1,890,000	890,655
0% 5/15/41	41,450,000	19,350,889
0% 8/15/41	1,840,000	850,081
0% 11/15/41	850,000	387,942
0% 5/15/42	2,635,000	1,176,383
0% 8/15/42	490,000	216,098
0% 11/15/42	1,280,000	557,801
0% 5/15/44	7,670,000	3,146,655
U.S. Treasury Notes:
0.375% 4/30/25	4,920,000	4,482,197
0.375% 1/31/26	8,470,000	7,524,073
0.5% 2/28/26	22,520,000	20,020,808
0.75% 3/31/26	71,770,000	64,220,133
0.75% 4/30/26	71,811,200	64,015,757
0.875% 6/30/26	41,590,000	37,067,088
0.875% 9/30/26 (j)(k)(l)	4,300,000	3,803,820
1.25% 11/30/26	207,200,000	185,079,782
1.25% 12/31/26	29,355,000	26,175,257
1.25% 4/30/28	288,000,000	249,198,751
1.5% 2/29/24 (k)	5,700,000	5,499,387
1.5% 11/30/28	36,290,000	31,429,125
1.75% 3/15/25	26,460,000	24,892,981
2.125% 7/31/24	41,045,000	39,396,787
2.125% 5/15/25	22,900,000	21,661,969
2.5% 4/30/24	12,240,000	11,874,234
2.5% 5/31/24	29,075,000	28,155,049
2.625% 2/15/29	10,965,000	10,093,797
2.625% 7/31/29 (j)(k)	3,371,000	3,091,049
2.75% 5/15/25	50,000	47,928
2.75% 7/31/27	94,335,000	88,623,310
2.75% 5/31/29	41,375,000	38,270,259
2.75% 8/15/32	45,800,000	41,620,750
2.875% 5/15/28	18,690,000	17,549,618
2.875% 5/15/32	426,149,000	391,923,908
3% 7/15/25	15,015,000	14,457,216
3.125% 11/15/28	14,283,500	13,539,754
3.5% 1/31/28	253,850,000	246,135,341
3.5% 1/31/30	63,400,000	61,230,531
3.5% 2/15/33	188,101,000	181,899,545
3.875% 1/15/26 (j)	53,100,000	52,187,344
3.875% 11/30/27	83,300,000	82,112,324
3.875% 12/31/27	45,195,000	44,517,730
3.875% 11/30/29	29,890,000	29,507,034
3.875% 12/31/29	83,180,000	82,166,244
3.875% 2/28/30	19,550,000	19,476,688
4% 2/15/26	80,215,000	79,105,777
4% 2/29/28	49,970,000	49,599,129
4.125% 1/31/25	426,481,000	420,933,416
4.125% 11/15/32 (j)	136,910,000	139,092,003
4.25% 9/30/24	74,010,000	73,174,497
4.25% 12/31/24	13,875,000	13,719,448
4.375% 10/31/24 (j)(k)(l)	9,000,000	8,915,625
4.625% 2/28/25	153,616,000	153,123,950
TOTAL U.S. TREASURY OBLIGATIONS		4,598,138,648
Other Government Related - 0.0%
Private Export Funding Corp. Secured:
1.4% 7/15/28	2,605,000	2,192,687
3.55% 1/15/24	755,000	742,594
TOTAL OTHER GOVERNMENT RELATED		2,935,281
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,016,360,593)		4,647,221,606

U.S. Government Agency - Mortgage Securities - 9.7%
	Principal Amount (a)	Value ($)
Fannie Mae - 3.2%
12 month U.S. LIBOR + 1.550% 3.803% 6/1/36 (c)(g)	2,494	2,533
12 month U.S. LIBOR + 1.820% 2.792% 2/1/35 (c)(g)	23,071	23,236
12 month U.S. LIBOR + 1.950% 3.771% 7/1/37 (c)(g)	7,141	7,317
1.5% 1/1/36 to 11/1/51	91,317,177	72,257,138
2% 2/1/28 to 4/1/52	385,333,963	318,458,462
2.5% 1/1/28 to 5/1/52	466,300,161	402,924,654
3% 2/1/27 to 7/1/52 (k)(l)	305,344,335	272,326,549
3.5% 5/1/29 to 7/1/52 (k)(l)	164,298,767	151,208,015
4% 7/1/37 to 9/1/52	119,821,572	114,206,386
4.5% 6/1/24 to 9/1/52	100,842,806	98,077,243
5% 6/1/24 to 12/1/52	84,528,784	83,875,227
5.264% 8/1/41 (c)	216,120	215,882
5.5% 11/1/36 to 12/1/52	51,508,122	51,529,876
6% to 6% 2/1/34 to 12/1/52 (l)	28,711,229	29,228,845
6.5% 2/1/36	1,222	1,284
6.67% 2/1/39 (c)	106,722	108,566
TOTAL FANNIE MAE		1,594,451,213
Freddie Mac - 1.8%
6 month U.S. LIBOR + 2.680% 5.679% 10/1/35 (c)(g)	2,278	2,362
1.5% 3/1/36 to 6/1/51	17,958,004	14,737,832
2% 1/1/32 to 4/1/52 (k)	184,260,984	152,136,021
2.5% 1/1/28 to 5/1/52	197,753,615	170,715,128
3% 10/1/28 to 6/1/52	177,548,140	158,759,558
3.5% 2/1/29 to 12/1/52	183,443,578	169,815,506
4% 1/1/36 to 10/1/52	72,974,343	69,704,490
4.5% 7/1/25 to 10/1/52	54,698,568	53,137,312
5% 10/1/33 to 2/1/53	51,024,798	50,407,148
5.5% 9/1/52 to 1/1/53	40,951,695	40,922,102
6% 7/1/37 to 9/1/52	4,927,525	4,999,601
6.5% 9/1/39 to 1/1/53	7,120,511	7,328,029
TOTAL FREDDIE MAC		892,665,089
Ginnie Mae - 1.5%
3.5% 9/20/40 to 7/20/52	80,824,915	74,994,350
4.5% 5/15/39 to 6/20/52	30,321,699	29,645,595
5.5% 6/15/36 to 3/20/41	116,870	118,980
2% 12/20/50 to 12/20/51	46,760,078	39,393,343
2% 3/1/53 (h)	7,550,000	6,328,202
2% 3/1/53 (h)	2,250,000	1,885,888
2% 3/1/53 (h)	2,200,000	1,843,980
2% 3/1/53 (h)	7,300,000	6,118,659
2% 3/1/53 (h)	3,200,000	2,682,152
2% 3/1/53 (h)	7,050,000	5,909,116
2% 3/1/53 (h)	13,100,000	10,980,060
2% 3/1/53 (h)	29,000,000	24,307,003
2% 3/1/53 (h)	8,750,000	7,334,009
2% 3/1/53 (h)	3,950,000	3,310,781
2% 3/1/53 (h)	2,650,000	2,221,157
2% 3/1/53 (h)	5,800,000	4,861,401
2% 3/1/53 (h)	3,250,000	2,724,061
2% 3/1/53 (h)	7,250,000	6,076,751
2% 3/1/53 (h)	5,100,000	4,274,680
2% 3/1/53 (h)	11,350,000	9,513,258
2% 3/1/53 (h)	2,925,000	2,451,655
2% 4/1/53 (h)	12,950,000	10,865,968
2% 4/1/53 (h)	31,500,000	26,430,733
2% 4/1/53 (h)	9,700,000	8,138,988
2% 4/1/53 (h)	23,600,000	19,802,073
2.5% 8/20/46 to 5/20/52	67,925,357	58,932,078
2.5% 3/1/53 (h)	17,775,000	15,371,169
2.5% 3/1/53 (h)	6,950,000	6,010,106
2.5% 3/1/53 (h)	12,650,000	10,939,257
2.5% 3/1/53 (h)	25,150,000	21,748,800
2.5% 3/1/53 (h)	13,800,000	11,933,735
2.5% 3/1/53 (h)	5,500,000	4,756,199
2.5% 3/1/53 (h)	9,950,000	8,604,396
2.5% 3/1/53 (h)	4,675,000	4,042,769
2.5% 3/1/53 (h)	8,500,000	7,350,489
2.5% 3/1/53 (h)	15,775,000	13,641,643
2.5% 3/1/53 (h)	10,100,000	8,734,110
3% 8/20/42 to 2/20/52	83,728,436	75,379,230
3% 3/1/53 (h)	7,650,000	6,824,209
3% 3/1/53 (h)	3,525,000	3,144,489
3% 3/1/53 (h)	4,150,000	3,702,022
3% 3/1/53 (h)	9,050,000	8,073,084
3% 3/1/53 (h)	2,750,000	2,453,147
3% 3/1/53 (h)	6,050,000	5,396,924
3% 3/1/53 (h)	5,675,000	5,062,404
3% 3/1/53 (h)	12,300,000	10,972,258
3.5% 3/1/53 (h)	1,950,000	1,792,446
3.5% 3/1/53 (h)	3,300,000	3,033,370
3.5% 3/1/53 (h)	4,000,000	3,676,812
3.5% 3/1/53 (h)	6,700,000	6,158,659
3.5% 3/1/53 (h)	2,275,000	2,091,187
3.5% 3/1/53 (h)	4,675,000	4,297,274
3.5% 3/1/53 (h)	2,625,000	2,412,908
3.5% 3/1/53 (h)	5,375,000	4,940,716
4% 5/20/40 to 5/20/49	53,914,279	51,825,969
4.5% 3/1/53 (h)	16,675,000	16,156,906
4.5% 3/1/53 (h)	5,500,000	5,329,114
5% 6/20/34 to 6/20/48	9,743,768	9,802,187
TOTAL GINNIE MAE		716,802,909
Uniform Mortgage Backed Securities - 3.2%
1.5% 3/1/38 (h)	1,000,000	864,478
1.5% 3/1/38 (h)	600,000	518,687
1.5% 3/1/38 (h)	5,000,000	4,322,389
1.5% 3/1/38 (h)	3,000,000	2,593,433
1.5% 3/1/38 (h)	3,000,000	2,593,433
1.5% 3/1/38 (h)	8,450,000	7,304,837
1.5% 3/1/38 (h)	8,400,000	7,261,613
1.5% 4/1/38 (h)	2,100,000	1,818,110
1.5% 4/1/38 (h)	8,550,000	7,402,306
1.5% 4/1/38 (h)	2,000,000	1,731,534
1.5% 4/1/38 (h)	8,250,000	7,142,576
1.5% 3/1/53 (h)	9,400,000	7,258,119
1.5% 3/1/53 (h)	25,000,000	19,303,508
1.5% 3/1/53 (h)	11,650,000	8,995,435
1.5% 3/1/53 (h)	15,600,000	12,045,389
1.5% 3/1/53 (h)	7,300,000	5,636,624
1.5% 3/1/53 (h)	9,500,000	7,335,333
2% 3/1/38 (h)	2,300,000	2,041,294
2% 3/1/38 (h)	4,800,000	4,260,091
2% 3/1/38 (h)	1,550,000	1,375,654
2% 3/1/38 (h)	3,200,000	2,840,061
2% 3/1/53 (h)	8,900,000	7,246,862
2% 3/1/53 (h)	3,000,000	2,442,763
2% 3/1/53 (h)	20,675,000	16,834,706
2% 3/1/53 (h)	27,550,000	22,432,703
2% 3/1/53 (h)	5,500,000	4,478,398
2% 3/1/53 (h)	20,050,000	16,325,797
2% 3/1/53 (h)	4,000,000	3,257,017
2% 3/1/53 (h)	30,750,000	25,038,317
2% 3/1/53 (h)	29,800,000	24,264,775
2% 3/1/53 (h)	6,850,000	5,577,641
2% 3/1/53 (h)	30,725,000	25,017,960
2% 3/1/53 (h)	9,500,000	7,735,415
2% 3/1/53 (h)	1,000,000	814,254
2% 3/1/53 (h)	2,000,000	1,628,508
2% 3/1/53 (h)	42,300,000	34,442,953
2% 3/1/53 (h)	6,800,000	5,536,929
2% 3/1/53 (h)	30,800,000	25,079,029
2% 3/1/53 (h)	14,725,000	11,989,893
2% 4/1/53 (h)	2,350,000	1,915,792
2% 4/1/53 (h)	3,800,000	3,097,877
2% 4/1/53 (h)	50,475,000	41,148,775
2% 4/1/53 (h)	31,975,000	26,067,005
2% 4/1/53 (h)	14,275,000	11,637,420
2% 4/1/53 (h)	13,325,000	10,862,950
2% 4/1/53 (h)	34,750,000	28,329,270
2% 4/1/53 (h)	55,850,000	45,530,640
2% 4/1/53 (h)	24,300,000	19,810,108
2% 4/1/53 (h)	38,050,000	31,019,532
2.5% 3/1/53 (h)	13,825,000	11,712,380
2.5% 3/1/53 (h)	5,850,000	4,956,052
2.5% 3/1/53 (h)	8,100,000	6,862,226
2.5% 3/1/53 (h)	15,650,000	13,258,498
2.5% 3/1/53 (h)	40,375,000	34,205,232
2.5% 3/1/53 (h)	17,050,000	14,444,562
2.5% 3/1/53 (h)	56,600,000	47,950,863
2.5% 3/1/53 (h)	1,500,000	1,270,783
2.5% 4/1/53 (h)	5,150,000	4,367,446
2.5% 4/1/53 (h)	12,300,000	10,430,988
2.5% 4/1/53 (h)	56,600,000	47,999,505
2.5% 4/1/53 (h)	23,125,000	19,611,105
2.5% 4/1/53 (h)	47,825,000	40,557,886
2.5% 4/1/53 (h)	26,025,000	22,070,444
3% 3/1/53 (h)	4,500,000	3,958,065
3% 3/1/53 (h)	3,000,000	2,638,710
3% 3/1/53 (h)	7,350,000	6,464,839
3% 3/1/53 (h)	16,750,000	14,732,796
3% 3/1/53 (h)	11,800,000	10,378,925
3% 3/1/53 (h)	5,500,000	4,837,634
3% 3/1/53 (h)	5,850,000	5,145,484
3% 3/1/53 (h)	12,500,000	10,994,624
3% 3/1/53 (h)	7,200,000	6,332,903
3% 3/1/53 (h)	22,875,000	20,120,161
3% 3/1/53 (h)	45,325,000	39,866,506
3% 3/1/53 (h)	2,300,000	2,023,011
3% 3/1/53 (h)	4,900,000	4,309,893
3% 3/1/53 (h)	7,700,000	6,772,688
3% 3/1/53 (h)	2,500,000	2,198,925
3% 3/1/53 (h)	2,500,000	2,198,925
3% 4/1/53 (h)	10,900,000	9,595,828
3% 4/1/53 (h)	30,300,000	26,674,641
3% 4/1/53 (h)	3,650,000	3,213,282
3% 4/1/53 (h)	10,100,000	8,891,547
3.5% 3/1/53 (h)	3,500,000	3,186,643
3.5% 3/1/53 (h)	3,500,000	3,186,643
3.5% 3/1/53 (h)	10,125,000	9,218,503
3.5% 3/1/53 (h)	25,000	22,762
3.5% 3/1/53 (h)	12,275,000	11,176,012
3.5% 3/1/53 (h)	22,200,000	20,212,421
3.5% 3/1/53 (h)	25,700,000	23,399,064
3.5% 4/1/53 (h)	3,500,000	3,188,557
4% 3/1/53 (h)	2,000,000	1,875,937
4% 3/1/53 (h)	3,500,000	3,282,890
4% 3/1/53 (h)	3,500,000	3,282,890
4% 3/1/53 (h)	500,000	468,984
4% 3/1/53 (h)	3,000,000	2,813,906
4% 3/1/53 (h)	1,950,000	1,829,039
4% 3/1/53 (h)	1,950,000	1,829,039
4% 3/1/53 (h)	3,600,000	3,376,687
4% 3/1/53 (h)	3,600,000	3,376,687
4% 3/1/53 (h)	23,225,000	21,784,321
4% 3/1/53 (h)	30,775,000	28,865,984
4% 3/1/53 (h)	5,200,000	4,877,437
4% 3/1/53 (h)	1,000,000	937,969
4% 3/1/53 (h)	1,000,000	937,969
4.5% 3/1/53 (h)	500,000	481,387
4.5% 3/1/53 (h)	9,050,000	8,713,097
4.5% 3/1/53 (h)	4,500,000	4,332,479
4.5% 3/1/53 (h)	3,750,000	3,610,400
4.5% 3/1/53 (h)	20,475,000	19,712,781
4.5% 3/1/53 (h)	3,500,000	3,369,706
4.5% 3/1/53 (h)	11,675,000	11,240,377
4.5% 3/1/53 (h)	31,825,000	30,640,257
4.5% 3/1/53 (h)	4,025,000	3,875,162
4.5% 3/1/53 (h)	6,825,000	6,570,927
4.5% 3/1/53 (h)	2,825,000	2,719,834
4.5% 3/1/53 (h)	4,800,000	4,621,311
4.5% 3/1/53 (h)	500,000	481,387
4.5% 3/1/53 (h)	4,500,000	4,332,479
4.5% 3/1/53 (h)	4,000,000	3,851,093
4.5% 3/1/53 (h)	500,000	481,387
4.5% 3/1/53 (h)	6,000,000	5,776,639
4.5% 3/1/53 (h)	12,100,000	11,649,556
4.5% 3/1/53 (h)	6,300,000	6,065,471
5% 3/1/53 (h)	2,000,000	1,965,312
5% 3/1/53 (h)	4,200,000	4,127,155
5% 3/1/53 (h)	7,600,000	7,468,185
5% 3/1/53 (h)	49,725,000	48,862,565
5% 3/1/53 (h)	39,900,000	39,207,970
5% 3/1/53 (h)	44,325,000	43,556,223
5% 3/1/53 (h)	6,500,000	6,387,263
5% 3/1/53 (h)	1,000,000	982,656
5.5% 3/1/53 (h)	4,200,000	4,192,616
5.5% 3/1/53 (h)	10,100,000	10,082,243
5.5% 3/1/53 (h)	1,500,000	1,497,363
5.5% 3/1/53 (h)	3,350,000	3,344,110
5.5% 3/1/53 (h)	11,000,000	10,980,661
5.5% 3/1/53 (h)	11,450,000	11,429,870
5.5% 3/1/53 (h)	5,600,000	5,590,155
5.5% 3/1/53 (h)	12,600,000	12,577,848
5.5% 3/1/53 (h)	2,000,000	1,996,484
5.5% 3/1/53 (h)	3,000,000	2,994,726
5.5% 3/1/53 (h)	3,275,000	3,269,242
5.5% 4/1/53 (h)	5,150,000	5,138,531
5.5% 4/1/53 (h)	11,350,000	11,324,725
6.5% 3/1/53 (h)	1,450,000	1,484,996
6.5% 3/1/53 (h)	5,400,000	5,530,330
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		1,574,902,853
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $5,071,178,643)		4,778,822,064

Asset-Backed Securities - 2.1%
		Principal Amount (a)	Value ($)
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)		2,442,444	1,544,873
Series 2019-1 Class A, 3.844% 5/15/39 (b)		2,512,583	1,769,621
Series 2019-2:
Class A, 3.376% 10/16/39 (b)		6,196,725	4,792,410
Class B, 4.458% 10/16/39 (b)		1,333,003	439,226
Series 2021-1A Class A, 2.95% 11/16/41 (b)		4,958,410	4,350,227
Accredited Mortgage Loan Trust Series 2006-1 Class M1, 1 month U.S. LIBOR + 0.330% 1.0093% 4/25/36 (c)(g)		2,414,000	2,197,760
Aegis Asset Backed Securities Trust Series 2005-5 Class M1, 1 month U.S. LIBOR + 0.640% 5.1509% 12/25/35 (g)		11,037,836	9,832,855
AIG CLO LLC Series 2021-1A Class A1R, 3 month U.S. LIBOR + 1.120% 5.9277% 4/20/32 (b)(c)(g)		7,500,000	7,426,463
Aimco Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 5.8924% 1/15/32 (b)(c)(g)		1,584,000	1,564,198
AIMCO CLO Series 2021-AA Class AR2, 3 month U.S. LIBOR + 1.140% 5.9324% 10/17/34 (b)(c)(g)		4,150,000	4,068,050
AIMCO CLO Ltd. Series 2021-11A Class AR, 3 month U.S. LIBOR + 1.130% 5.9224% 10/17/34 (b)(c)(g)		3,880,000	3,814,191
Allegro CLO X, Ltd. / Allegro CLO X LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 5.9577% 7/20/32 (b)(c)(g)		16,000,000	15,778,368
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME TERM SOFR 3 MONTH INDEX + 1.500% 6.139% 7/20/35 (b)(c)(g)		5,071,000	5,013,535
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 5.9477% 7/20/34 (b)(c)(g)		4,673,000	4,577,442
Ameriquest Mortgage Securities, Inc. Series 2004-R10 Class M3, 1 month U.S. LIBOR + 1.200% 5.817% 11/25/34 (c)(g)		3,108,480	2,851,918
Anchorage Capital CLO 17, Ltd. Series 2021-17A Class A1, 3 month U.S. LIBOR + 1.170% 5.9624% 7/15/34 (b)(c)(g)		10,500,000	10,300,406
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)		1,942,346	1,599,968
Class B, 4.335% 1/16/40 (b)		345,680	152,289
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 6.1124% 10/15/32 (b)(c)(g)		7,102,000	7,032,223
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 5.9224% 7/15/34 (b)(c)(g)		5,889,000	5,811,030
Ares LVIII CLO LLC Series 2022-58A Class AR, CME TERM SOFR 3 MONTH INDEX + 1.330% 5.9876% 1/15/35 (b)(c)(g)		7,506,000	7,375,553
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 6.0424% 4/17/33 (b)(c)(g)		15,169,000	15,001,216
Argent Securities, Inc. pass-thru certificates Series 2005-W5 Class A2D, 1 month U.S. LIBOR + 0.640% 5.257% 1/25/36 (c)(g)		2,524,397	2,292,032
ArrowMark Colorado Holdings LLC Series 2021-3A Class A1R, 3 month U.S. LIBOR + 1.210% 6.0277% 1/25/35 (b)(c)(g)		9,500,000	9,277,520
Atlas Senior Loan Fund XVI, Ltd. / Atlas Senior Loan Fund XVI LLC Series 2021-16A Class A, 3 month U.S. LIBOR + 1.270% 6.0777% 1/20/34 (b)(c)(g)		2,000,000	1,963,506
Babson CLO Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 5.9424% 10/15/36 (b)(c)(g)		3,908,000	3,844,960
Bain Capital Credit CLO, Ltd. Series 2021-2A Class AR, 3 month U.S. LIBOR + 1.100% 5.8924% 10/17/32 (b)(c)(g)		7,500,000	7,378,170
Balboa Bay Loan Funding Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.120% 5.9277% 1/20/32 (b)(c)(g)		10,000,000	9,886,350
Battalion CLO X Ltd. / Battalion CLO X LLC Series 2021-10A Class A1R2, 3 month U.S. LIBOR + 1.170% 5.9856% 1/25/35 (b)(c)(g)		12,000,000	11,756,256
Battalion CLO XI Ltd. / Battalion CLO XI LLC Series 2021-11A Class AR, 3 month U.S. LIBOR + 1.150% 5.9656% 4/24/34 (b)(c)(g)		22,750,000	22,252,025
Beechwood Park CLO Ltd. Series 2022-1A Class A1R, CME TERM SOFR 3 MONTH INDEX + 1.300% 5.9576% 1/17/35 (b)(c)(g)		7,708,000	7,662,168
Bellemeade Re Ltd. Series 2021-1A:
Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.750% 6.2341% 3/25/31 (b)(c)(g)		1,696,989	1,696,622
Class M1C, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 7.4341% 3/25/31 (b)(c)(g)		2,140,000	2,139,998
BETHP Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 5.9224% 1/15/35 (b)(c)(g)		5,907,000	5,795,251
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (b)		6,982,219	5,830,293
Class AA, 2.487% 12/16/41 (b)(c)		608,700	560,523
Series 2021-1A Class A, 2.443% 7/15/46 (b)		7,173,910	6,068,930
BlackRock Rainier CLO VI, Ltd. / BlackRock Rainier CLO VI LLC Series 2021-6A Class A, 3 month U.S. LIBOR + 1.700% 6.5077% 4/20/33 (b)(c)(g)		8,500,000	8,405,251
BlueMountain CLO XXVIII, Ltd. / BlueMountain CLO XXVIII LLC Series 2021-28A Class A, 3 month U.S. LIBOR + 1.260% 6.0524% 4/15/34 (b)(c)(g)		3,000,000	2,955,285
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 5.7824% 4/15/29 (b)(c)(g)		7,722,132	7,657,714
CarMax Auto Owner Trust Series 2021-1 Class D, 1.28% 7/15/27		200,000	179,801
Carrington Mortgage Loan Trust Series 2005-FRE1:
Class M1, 1 month U.S. LIBOR + 0.700% 5.322% 12/25/35 (c)(g)		235,793	235,391
Class M2, 1 month U.S. LIBOR + 0.730% 5.352% 12/25/35 (g)		10,000,000	9,161,816
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)		5,429,082	4,737,091
Class B, 5.095% 4/15/39 (b)		2,927,377	2,093,194
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (b)		2,901,144	2,535,340
Cedar Funding Ltd.:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.100% 5.9077% 10/20/32 (b)(c)(g)		4,327,000	4,266,301
Series 2022-15A Class A, CME TERM SOFR 3 MONTH INDEX + 1.320% 5.959% 4/20/35 (b)(c)(g)		7,060,000	6,979,219
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2021-12A Class A1R, 3 month U.S. LIBOR + 1.130% 5.9477% 10/25/34 (b)(c)(g)		3,624,000	3,546,820
Cent CLO Ltd. / Cent CLO Series 2021-29A Class AR, 3 month U.S. LIBOR + 1.170% 5.9777% 10/20/34 (b)(c)(g)		5,895,000	5,763,235
Chase Auto Credit Linked Notes Series 2021-3 Class E, 2.102% 2/26/29 (b)		362,391	340,981
CIFC Funding Ltd. Series 2021-7A Class B, 3 month U.S. LIBOR + 1.600% 6.4153% 1/23/35 (b)(c)(g)		7,600,000	7,398,152
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 5.967% 10/25/37 (b)(c)(g)		415,973	414,343
Citibank Credit Card Issuance Trust:
Series 2018-A3 Class A3, 3.29% 5/23/25		700,000	697,450
Series 2018-A7 Class A7, 3.96% 10/13/30		2,500,000	2,406,811
Columbia Cent Clo 32 Ltd. / Coliseum Series 2022-32A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.700% 6.3586% 7/24/34 (b)(c)(g)		7,340,000	7,295,380
CoreVest American Finance Trust Series 2020-2 Class B, 4.244% 5/15/52 (b)		3,200,000	3,017,427
Crestline Denali CLO XVII, LLC Series 2018-1A Class AR, 3 month U.S. LIBOR + 1.060% 5.8524% 10/15/31 (b)(c)(g)		25,000,000	24,662,050
Crown Point CLO, Ltd. / Crown Point CLO LLC Series 2021-11A Class A, 3 month U.S. LIBOR + 1.120% 5.9124% 1/17/34 (b)(c)(g)		1,000,000	990,505
DB Master Finance LLC Series 2017-1A Class A2II, 4.03% 11/20/47 (b)		6,946,400	6,450,462
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME TERM SOFR 3 MONTH INDEX + 1.300% 5.939% 4/20/35 (b)(c)(g)		4,007,000	3,932,137
Dryden CLO, Ltd. Series 2021-76A Class A1R, 3 month U.S. LIBOR + 1.150% 5.9577% 10/20/34 (b)(c)(g)		3,910,000	3,843,026
Dryden Senior Loan Fund:
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 5.9724% 4/17/33 (b)(c)(g)		5,400,000	5,341,469
Series 2021-72A Class BR, 3 month U.S. LIBOR + 1.650% 6.5136% 5/15/32 (b)(c)(g)		6,000,000	5,895,672
Series 2021-85A Class AR, 3 month U.S. LIBOR + 1.150% 5.9424% 10/15/35 (b)(c)(g)		5,160,000	5,057,827
Series 2021-90A Class A1A, 3 month U.S. LIBOR + 1.130% 6.0453% 2/20/35 (b)(c)(g)		3,054,000	2,993,195
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 5.8924% 4/15/31 (b)(c)(g)		2,460,000	2,437,535
Series 2021-2A Class AR, 3 month U.S. LIBOR + 1.150% 5.9424% 1/15/35 (b)(c)(g)		6,200,000	6,113,336
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 6.0424% 1/15/34 (b)(c)(g)		7,240,000	7,134,542
ECMC Group Student Loan Trust Series 2021-1A Class A1B, 1 month U.S. LIBOR + 0.570% 5.187% 11/25/70 (b)(c)(g)		778,676	746,253
EFS Volunteer No. 2 LLC Series 2012-1 Class A2, 1 month U.S. LIBOR + 1.350% 5.967% 3/25/36 (b)(c)(g)		782,708	776,004
Elevation CLO, Ltd. Series 2021-13A Class A1, 3 month U.S. LIBOR + 1.190% 5.9824% 7/15/34 (b)(c)(g)		8,500,000	8,309,532
Elmwood CLO II Ltd. Series 2021-2A Class AR, 3 month U.S. LIBOR + 1.150% 5.9577% 4/20/34 (b)(c)(g)		35,000,000	34,550,600
Encore Credit Receivables Trust Series 2005-4 Class M4, 1 month U.S. LIBOR + 0.900% 5.517% 1/25/36 (c)(g)		4,800,000	4,594,716
Flatiron CLO Ltd. Series 2021-1A:
Class A1, 3 month U.S. LIBOR + 1.110% 5.9076% 7/19/34 (b)(c)(g)		4,210,000	4,130,107
Class AR, 3 month U.S. LIBOR + 1.080% 5.9516% 11/16/34 (b)(c)(g)		5,750,000	5,681,926
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 6.2153% 11/20/33 (b)(c)(g)		7,413,000	7,313,866
Ford Credit Auto Owner Trust Series 2021-1 Class C, 1.91% 10/17/33 (b)		1,190,000	1,048,538
Freddie Mac STACR REMIC Trust Series 2022-DNA7 Class M1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 5.000% 9.4841% 3/25/52 (b)(c)(g)		3,150,000	3,384,041
Greywolf CLO II, Ltd. Series 2021-1A Class A1SR, 3 month U.S. LIBOR + 1.140% 5.9324% 4/15/34 (b)(c)(g)		35,000,000	34,381,585
Henley CLO IV DAC Series 2021-4A Class A, 3 month EURIBOR + 0.900% 3.349% 4/25/34 (b)(c)(g)	EUR	2,000,000	2,051,098
Home Re, Ltd.:
Series 2021-1:
Class M1B, 1 month U.S. LIBOR + 1.550% 6.167% 7/25/33 (b)(c)(g)		84,385	84,307
Class M1C, 1 month U.S. LIBOR + 2.300% 6.917% 7/25/33 (b)(c)(g)		745,000	742,807
Series 2021-2:
Class M1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.600% 6.0841% 1/25/34 (b)(c)(g)		665,000	658,415
Class M1C, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.800% 7.2841% 1/25/34 (b)(c)(g)		990,000	975,057
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)		3,215,217	2,740,947
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)		3,637,259	3,091,641
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 1A1, 1 month U.S. LIBOR + 0.140% 4.757% 1/25/37 (c)(g)		2,542,749	2,015,457
Invesco CLO Ltd. Series 2021-3A Class A, 3 month U.S. LIBOR + 1.130% 5.9453% 10/22/34 (b)(c)(g)		4,148,000	4,080,616
Invesco Euro CLO I DAC Series 2021-1A Class A1R, 3 month EURIBOR + 0.650% 2.938% 7/15/31 (b)(c)(g)	EUR	10,000,000	10,297,661
Jamestown CLO XIV Ltd. Series 2021-14A:
Class A1AR, 3 month U.S. LIBOR + 1.200% 6.0077% 10/20/34 (b)(c)(g)		13,000,000	12,787,801
Class A2R, 3 month U.S. LIBOR + 1.750% 6.5577% 10/20/34 (b)(c)(g)		10,600,000	10,370,902
JMP Credit Advisors CLO IV, Ltd. / JMP Credit Advisors CLO IV LLC Series 2019-1A Class AR, 3 month U.S. LIBOR + 1.280% 6.0724% 7/17/29 (b)(c)(g)		924,441	919,174
JPMorgan Chase Bank NA - CACLN Series 2021-2 Class E, 2.28% 12/26/28 (b)		415,316	396,793
KKR CLO Ltd. Series 2022-41A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.330% 5.9619% 4/15/35 (b)(c)(g)		9,327,000	9,127,300
KKR Financial CLO Ltd. Series 2021-33A Class A, 3 month U.S. LIBOR + 1.170% 5.9777% 7/20/34 (b)(c)(g)		13,000,000	12,768,288
LCM XXIV Ltd. / LCM XXIV LLC Series 2021-24A Class AR, 3 month U.S. LIBOR + 0.980% 5.7877% 3/20/30 (b)(c)(g)		7,120,589	7,054,816
Lendmark Funding Trust Series 2021-1A:
Class A, 1.9% 11/20/31 (b)		4,200,000	3,590,060
Class B, 2.47% 11/20/31 (b)		150,000	125,060
Logan CLO I, Ltd. / Logan CLO I LLC Series 2021-1A Class A, 3 month U.S. LIBOR + 1.160% 5.9677% 7/20/34 (b)(c)(g)		12,500,000	12,317,763
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, 3 month U.S. LIBOR + 1.100% 5.9153% 1/22/35 (b)(c)(g)		6,180,000	6,030,333
Madison Park Funding Ltd. Series 2021-59A Class A, 3 month U.S. LIBOR + 1.140% 5.9347% 1/18/34 (b)(c)(g)		4,500,000	4,440,600
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 5.9124% 7/15/34 (b)(c)(g)		4,233,000	4,177,179
Madison Park Funding XVII, Ltd. Series 2021-17A Class AR2, 3 month U.S. LIBOR + 1.000% 5.8153% 7/21/30 (b)(c)(g)		6,848,544	6,799,276
Madison Park Funding XXXIV, Ltd. Series 2021-34A Class AR, 3 month U.S. LIBOR + 1.120% 5.9377% 4/25/32 (b)(c)(g)		20,000,000	19,812,160
Madison Park Funding XXXVIII, Ltd. Series 2021-38A Class A, 3 month U.S. LIBOR + 1.120% 5.9124% 7/17/34 (b)(c)(g)		12,500,000	12,305,850
Magnetite CLO Ltd. Series 2021-27A Class AR, 3 month U.S. LIBOR + 1.140% 5.9477% 10/20/34 (b)(c)(g)		1,417,000	1,395,270
Magnetite VII Ltd. Series 2018-7A Class A1R2, 3 month U.S. LIBOR + 0.800% 5.5924% 1/15/28 (b)(c)(g)		5,338,889	5,311,437
Magnetite XXIII, Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 1.130% 5.9477% 1/25/35 (b)(c)(g)		4,904,000	4,820,666
Marlette Funding Trust:
Series 2021-3A Class A, 0.65% 12/15/31 (b)		923,650	915,221
Series 2022-1A Class A, 1.36% 4/15/32 (b)		1,252,413	1,236,946
MASTR Asset Backed Securities Trust:
Series 2005-NC2 Class A4, 1 month U.S. LIBOR + 0.700% 4.967% 11/25/35 (c)(g)		9,789,435	5,675,189
Series 2005-WF1 Class M7, 1 month U.S. LIBOR + 1.720% 6.342% 6/25/35 (c)(g)		1,816,559	1,819,005
MDPK Series 2021-48A Class A, 3 month U.S. LIBOR + 1.150% 5.9476% 4/19/33 (b)(c)(g)		5,000,000	4,955,580
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 5.8777% 10/20/30 (b)(c)(g)		8,238,537	8,167,200
Morgan Stanley ABS Capital I Trust:
Series 2006-HE4 Class A4, 1 month U.S. LIBOR + 0.480% 5.097% 6/25/36 (g)		3,624,277	1,977,837
Series 2007-NC3 Class A2D, 1 month U.S. LIBOR + 0.260% 4.877% 5/25/37 (c)(g)		2,152,064	1,519,473
Nationstar Home Equity Loan Trust Series 2006-B Class M2, 1 month U.S. LIBOR + 0.360% 4.977% 9/25/36 (c)(g)		8,141,000	7,486,211
Navient Private Education Refi Loan Trust Series 2021-A Class B, 2.24% 5/15/69 (b)		100,000	71,471
Navient Student Loan Trust:
Series 2015-1 Class A2, 1 month U.S. LIBOR + 0.600% 5.217% 4/25/40 (c)(g)		2,393,444	2,328,526
Series 2016-2A Class A3, 1 month U.S. LIBOR + 1.500% 6.0059% 6/25/65 (b)(c)(g)		1,279,158	1,281,357
Series 2017-3A Class A3, 1 month U.S. LIBOR + 1.050% 5.667% 7/26/66 (b)(c)(g)		8,816,734	8,757,553
Nelnet Student Loan Trust Series 2013-1 Class A6, 3 month U.S. LIBOR + 0.450% 5.3721% 8/23/36 (b)(c)(g)		5,832,093	5,650,021
Newcastle Mortgage Securities Trust Series 2007-1 Class 2A3, 1 month U.S. LIBOR + 0.230% 4.847% 4/25/37 (g)		2,413,392	2,363,131
Northwoods Capital XV, Ltd. Series 2021-15A Class A1R, 3 month U.S. LIBOR + 1.210% 5.9559% 6/20/34 (b)(c)(g)		23,750,000	23,232,654
Oak Hill Credit Partners X-R, Ltd. Series 2021-10RA, Class BR, 3 month U.S. LIBOR + 1.550% 6.3577% 4/20/34 (b)(c)(g)		2,000,000	1,951,114
OCP CLO Ltd. / OCP CLO LLC Series 2021-18A Class AR, 3 month U.S. LIBOR + 1.090% 5.8977% 7/20/32 (b)(c)(g)		18,000,000	17,809,344
Octagon Investment Partners 20-R, Ltd. Series 2021-4A Class BR, 3 month U.S. LIBOR + 1.700% 6.5726% 5/12/31 (b)(c)(g)		2,500,000	2,461,548
Octagon Investment Partners 31, Ltd. / Octagon Investment Partners 31 LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.050% 5.8577% 7/20/30 (b)(c)(g)		2,909,937	2,887,489
Oportun Funding XIV, LLC Series 2021-A:
Class A, 1.21% 3/8/28 (b)		800,000	753,166
Class B, 1.76% 3/8/28 (b)		400,000	375,056
Palmer Square CLO, Ltd. Series 2021-1A Class A1, 3 month U.S. LIBOR + 1.190% 5.9977% 4/20/34 (b)(c)(g)		6,000,000	5,926,206
Park Avenue Institutional Advisers CLO Ltd. / Park Avenue Institutional Advisers CLO LLC Series 2021-1A Class A1AR, 3 month U.S. LIBOR + 1.000% 5.8077% 10/20/31 (b)(c)(g)		12,750,000	12,579,992
Park Avenue Institutional Advisers CLO, Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 1.240% 6.1094% 2/14/34 (b)(c)(g)		2,000,000	1,956,634
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 5.9377% 10/20/34 (b)(c)(g)		5,651,000	5,558,228
PennyMac Mortgage Investment Trust Series 2018-FT1 Class A, 1 month U.S. LIBOR + 2.350% 6.967% 4/25/23 (b)(c)(g)		300,000	295,536
Planet Fitness Master Issuer LLC:
Series 2019-1A Class A2, 3.858% 12/5/49 (b)		6,028,550	5,081,230
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)		4,650,855	4,113,974
Class A2II, 4.008% 12/5/51 (b)		4,156,590	3,446,827
PMT Credit Risk Transfer Trust Series 2021-1R Class A, 1 month U.S. LIBOR + 2.900% 7.4173% 2/27/24 (b)(c)(g)		3,056,327	3,009,654
Progress Residential Trust:
Series 2021-SFR11 Class E1, 3.378% 1/17/39 (b)		4,000,000	3,289,478
Series 2021-SFR3 Class F, 3.436% 5/17/26 (b)		1,500,000	1,313,119
Series 2021-SFR8 Class F, 3.181% 10/17/38 (b)		4,000,000	3,417,775
Recette CLO, Ltd. Series 2021-1A Class ARR, 3 month U.S. LIBOR + 1.080% 5.8877% 4/20/34 (b)(c)(g)		4,700,000	4,614,328
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 5.9277% 4/20/34 (b)(c)(g)		7,250,000	7,141,417
Romark CLO-IV Ltd. / Romark CLO-IV LLC Series 2021-4A Class A1, 3 month U.S. LIBOR + 1.170% 5.9799% 7/10/34 (b)(c)(g)		13,250,000	13,020,722
RR 7 Ltd. Series 2022-7A Class A1AB, CME TERM SOFR 3 MONTH INDEX + 1.340% 5.9976% 1/15/37 (b)(c)(g)		7,731,000	7,650,033
Santander Drive Auto Receivables Trust Series 2021-1 Class D, 1.13% 11/16/26		2,800,000	2,665,783
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)		5,691,207	4,588,747
Class B, 4.335% 3/15/40 (b)		665,815	461,276
Saratoga Investment Corp. CLO, Ltd. / Saratoga Investment Corp. CLO, Inc. Series 2021-1A Class AR3, 3 month U.S. LIBOR + 1.320% 6.1277% 4/20/33 (b)(c)(g)		12,000,000	11,948,532
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)		8,004,000	7,517,121
1.884% 7/15/50 (b)		2,753,000	2,437,014
2.328% 7/15/52 (b)		2,105,000	1,813,874
Securitized Asset Backed Receivables LLC Trust Series 2006-CB5 Class A3, 1 month U.S. LIBOR + 0.280% 4.897% 6/25/36 (c)(g)		2,313,909	1,467,800
Sixth Street CLO XVII, Ltd. / Sixth Street CLO XVII LLC Series 2021-17A Class A, 3 month U.S. LIBOR + 1.240% 6.0477% 1/20/34 (b)(c)(g)		5,000,000	4,970,240
Sound Point CLO VII-R, Ltd. Series 2021-3RA Class A1R, 3 month U.S. LIBOR + 1.070% 5.8853% 10/23/31 (b)(c)(g)		10,250,000	10,110,703
Soundview Home Equity Loan Trust Series 2007-OPT1 Class 2A2, 1 month U.S. LIBOR + 0.150% 4.767% 6/25/37 (c)(g)		9,130,335	5,994,372
Soundview Home Loan Trust Series 2007-NS1 Class A4, 1 month U.S. LIBOR + 0.300% 4.917% 1/25/37 (c)(g)		7,309,000	6,939,203
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/51 (b)		1,487,500	1,245,883
Stratus CLO, Ltd. Series 2022-1A Class A, CME TERM SOFR 3 MONTH INDEX + 1.750% 6.389% 7/20/30 (b)(c)(g)		1,176,258	1,175,993
SYMP Series 2022-32A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.320% 5.9735% 4/23/35 (b)(c)(g)		7,640,000	7,556,319
Symphony CLO XIX, Ltd. / Symphony CLO XIX LLC Series 2018-19A Class A, 3 month U.S. LIBOR + 0.960% 5.7524% 4/16/31 (b)(c)(g)		2,730,000	2,703,456
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 5.8524% 7/15/32 (b)(c)(g)		768,000	758,615
TCW CLO, Ltd. / TCW CLO, LLC Series 2021-1A Class A1RR, 3 month U.S. LIBOR + 1.160% 5.9677% 4/20/34 (b)(c)(g)		5,500,000	5,407,666
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 5.477% 9/25/34 (c)(g)		3,163	3,038
TH MSR Issuer Trust Series 2019-FT1 Class A, 1 month U.S. LIBOR + 2.800% 7.3059% 6/25/24 (b)(c)(g)		1,250,000	1,168,698
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(c)		7,799,072	6,434,468
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)		8,301,700	6,665,146
Towd Point Mortgage Trust:
Series 2019-MH1 Class A1, 3% 11/25/58 (b)		1,929,053	1,894,380
Series 2020-4 Class A1, 1.75% 10/25/60 (b)		1,975,588	1,746,210
Tralee CLO VII Ltd. / Tralee CLO VII LLC Series 2021-7A Class A1, 3 month U.S. LIBOR + 1.320% 6.1377% 4/25/34 (b)(c)(g)		12,000,000	11,790,420
Upstart Securitization Trust:
Series 2021-2 Class A, 0.91% 6/20/31 (b)		1,273,937	1,261,086
Series 2021-3 Class A, 0.83% 7/20/31 (b)		2,915,948	2,863,594
Series 2021-4 Class A, 0.84% 9/20/31 (b)		3,541,262	3,451,572
3.12% 3/20/32 (b)		2,993,016	2,915,144
Valley Stream Park Clo Ltd. / Vy Series 2022-1A Class A, CME TERM SOFR 3 MONTH INDEX + 2.400% 6.4714% 10/20/34 (b)(c)(g)		6,967,000	6,984,829
Venture 43 CLO, Ltd. Series 2021-43A Class A1, 3 month U.S. LIBOR + 1.240% 6.0324% 4/15/34 (b)(c)(g)		15,200,000	14,893,446
VOLT XCIV LLC Series 2021-NPL3 Class A1, 2.2395% 2/27/51 (b)		16,478,044	15,163,196
Volt Xcv LLC Series 2021-NPL4 Class A1, 2.2396% 3/27/51 (b)		1,919,691	1,750,897
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 6.0777% 7/20/32 (b)(c)(g)		8,868,000	8,800,665
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 5.9576% 7/19/34 (b)(c)(g)		15,930,000	15,660,576
Series 2021-3A Class AR, 3 month U.S. LIBOR + 1.150% 5.9577% 10/20/34 (b)(c)(g)		7,430,000	7,281,170
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 5.9424% 7/16/34 (b)(c)(g)		3,924,000	3,849,307
TOTAL ASSET-BACKED SECURITIES (Cost $1,058,723,713)			1,017,273,770

Collateralized Mortgage Obligations - 0.7%
		Principal Amount (a)	Value ($)
Private Sponsor - 0.5%
Ajax Mortgage Loan Trust:
sequential payer Series 2021-E Class A1, 1.74% 12/25/60 (b)		1,618,259	1,317,079
Series 2022-B Class A1, 3.5% 3/27/62 (b)		12,761,783	11,578,457
Alternative Loan Trust floater Series 2007-OH3 Class A1B, 1 month U.S. LIBOR + 0.440% 5.057% 9/25/47 (g)		1,882,849	1,658,316
Angel Oak Mortgage Trust:
sequential payer Series 2022-6 Class A1, 4.3% 7/25/67 (b)		8,494,908	8,020,044
Series 2021-6 Class A1, 1.458% 9/25/66 (b)		3,650,525	2,941,720
BCAP LLC Trust sequential payer Series 2010-RR4 Class 31A6, 5.9388% 1/26/37 (b)(c)		3,214,439	2,499,525
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)		4,762,613	4,226,480
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)		1,920,929	1,831,523
BRAVO Residential Funding Trust sequential payer Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)		7,681,620	6,528,989
BVEBO sequential payer Series 2022-3 Class A, 3.242% 5/29/52 (b)		8,202,696	7,879,827
Cascade Funding Mortgage Trust:
Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(c)		3,156,988	2,965,077
Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)		2,340,473	2,264,604
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)		2,191,333	2,079,179
Series 2021-HB7 Class A, 1.1512% 10/27/31 (b)		4,066,439	3,815,694
CFMT Series 2022-HB10 Class A, 3.25% 11/25/35 (b)		5,534,021	5,282,168
CFMT 2022-EBO2 sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)		2,940,199	2,841,789
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)		6,963,715	6,642,611
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (b)		1,456,447	1,414,973
CIM Trust:
sequential payer:
Series 2021-R1 Class A2, 2.4% 8/25/56 (b)		5,817,047	5,068,018
Series 2021-R3 Class A1A, 1.951% 6/25/57 (b)		7,427,020	6,524,279
Series 2021-R4 Class A1A, 2% 5/1/61 (b)		7,686,828	6,625,281
Series 2021-R5 Class A1A, 2% 8/25/61 (b)(c)		6,841,405	5,698,574
Series 2022-NR1 Class A1, 5% 7/25/62 (b)		4,013,806	3,654,149
Citigroup Mortgage Loan Trust Series 2005-9 Class 22A1, 6% 11/25/35		1,185,221	1,051,895
Connecticut Ave Securities Trust 2019-R floater Series 2019-R07 Class 1B1, 1 month U.S. LIBOR + 3.400% 8.017% 10/25/39 (b)(c)(g)		3,500,000	3,472,681
Connecticut Avenue Securities floater Series 2022-R03 Class 1B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 6.250% 10.7341% 3/25/42 (b)(c)(g)		130,000	135,688
Connecticut Avenue Securities Trust floater Series 2020-R01 Class 1M2, 1 month U.S. LIBOR + 2.050% 6.667% 1/25/40 (b)(c)(g)		320,069	321,209
Credit Suisse Mortgage Trust Series 2021-RP11 Class PT, 3.7771% 10/25/61 (b)(c)		8,155,356	6,194,875
CSMC floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 4.6105% 5/27/37 (b)(c)(g)		157,466	151,053
CSMC Trust:
sequential payer:
Series 2020-RPL2 Class A12, 3.4555% 2/25/60 (b)(c)		597,527	588,884
Series 2020-RPL3 Class A1, 2.691% 3/25/60 (b)(c)		5,142,162	4,977,448
Series 2022-RPL1 Class A1, 4.15% 4/25/61 (b)(c)		7,605,673	6,748,372
Series 2022-RPL3 Class A1, 3.6739% 3/25/61 (b)(c)		12,019,406	11,872,385
Series 2021-RP11 Class CERT, 3.7778% 10/27/61 (b)		344,966	259,847
Series 2022-RPL1 Class PT, 4.4297% 4/25/61 (b)(c)		9,284,812	8,058,207
Csmcm 2022-Rpl1 Trust Series 2022-RPL1 Class CERT, 4.231% 4/25/61 (b)		390,271	333,866
CWALT, Inc. Series 2005-13CB Class A8, 5.5% 5/25/35		1,907,431	1,583,299
Eagle Re 2019-1 Ltd. floater Series 2019-1 Class M2, 1 month U.S. LIBOR + 3.300% 7.917% 4/25/29 (b)(c)(g)		2,558,000	2,585,896
Eagle Re Ltd. floater Series 2021-1:
Class M1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.150% 6.6341% 10/25/33 (b)(c)(g)		317,312	317,318
Class M1C, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.700% 7.1841% 10/25/33 (b)(c)(g)		1,735,000	1,736,687
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)		7,464,913	7,204,422
GMAC Mortgage Loan Trust Series 2005-AR6 Class 2A1, 3.3488% 11/19/35 (c)		1,675,342	1,380,509
GSR Mortgage Loan Trust floater Series 2006-OA1 Class 1A1, 1 month U.S. LIBOR + 0.440% 4.837% 8/25/46 (c)(g)		18,144,712	4,356,865
J.P. Morgan Mortgage Trust Series 2021-13 Class A3, 2.5% 4/25/52 (b)		12,752,420	10,340,917
Legacy Mortgage Asset Trust sequential payer:
Series 2020-GS2 Class A1, 2.75% 3/25/60 (b)(c)		12,484,338	12,094,660
Series 2021-SL1 Class A, 1.991% 9/25/60 (b)		705,998	694,896
Merrill Lynch Mortgage Investors Trust floater Series 2006-A2 Class 1A, 1 month U.S. LIBOR + 0.180% 4.797% 2/25/36 (g)		6,061,738	3,751,144
New Residential Mortgage Loan Trust Series 2020-1A Class A1B, 3.5% 10/25/59 (b)		1,968,296	1,788,976
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (b)		4,433,934	3,975,632
NMLT Trust Series 2021-INV3 2.2769% 11/25/56 (b)		6,036,399	5,446,949
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)		4,213,044	3,685,563
OBX Trust sequential payer Series 2021-NQM3 Class A1, 1.054% 7/25/61 (b)		13,903,619	10,801,545
Preston Ridge Partners Mortgage Trust:
Series 2021-1 Class A1, 2.115% 1/25/26 (b)		12,604,186	11,981,852
Series 2021-2 Class A1, 2.115% 3/25/26 (b)		10,156,748	9,563,847
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)		1,835,823	1,606,987
Series 2021-RPL2 Class A1, 1.455% 10/25/51 (b)(c)		2,430,587	2,142,792
PRET LLC sequential payer Series 2022-RN2 Class A1, 5% 6/25/52 (b)		9,337,189	8,667,539
RALI Trust:
Series 2006-QS4 Class A4, 6% 4/25/36		1,492,112	1,163,469
Series 2007-QS3 Class A5, 6.25% 2/25/37		2,328,952	1,867,608
Series 2007-QS8 Class A5, 6% 6/25/37		880,169	685,331
Retiro Mortgage Securities floater Series 2021-1A Class A1, 2.000% x 3 month EURIBOR 4.468% 7/30/75 (b)(c)(g)	EUR	712,943	721,190
RMF Buyout Issuance Trust:
sequential payer Series 2022-HB1 Class A, 4.272% 4/25/32 (b)		2,363,560	2,279,722
Series 2020-HB1 Class A1, 1.7188% 10/25/50 (b)		1,374,550	1,248,287
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 6.0669% 7/20/34 (c)(g)		701	626
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 5.257% 9/25/43 (c)(g)		1,259,431	1,174,314
WaMu Mortgage pass-thru certificates floater Series 2005-AR2 Class 2A1B, 1 month U.S. LIBOR + 0.740% 5.357% 1/25/45 (g)		1,156,426	1,100,642
TOTAL PRIVATE SPONSOR			263,474,250
U.S. Government Agency - 0.2%
Fannie Mae:
floater Series 2022-R04 Class 1B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 5.250% 9.7341% 3/25/42 (b)(c)(g)		240,000	244,909
planned amortization class Series 2012-149:
Class DA, 1.75% 1/25/43		600,712	542,475
Class GA, 1.75% 6/25/42		650,582	583,413
Series 2005-79 Class ZC, 5.9% 9/25/35		174,385	174,537
Series 2007-75 Class JI, 6.540% - 1 month U.S. LIBOR 1.928% 8/25/37 (c)(m)(n)		563,326	54,092
Series 2010-135 Class ZA, 4.5% 12/25/40		340,443	335,820
Series 2010-150 Class ZC, 4.75% 1/25/41		540,546	528,768
Series 2010-95 Class ZC, 5% 9/25/40		1,257,833	1,258,408
Series 2011-4 Class PZ, 5% 2/25/41		177,897	169,135
Series 2012-100 Class WI, 3% 9/25/27 (m)		226,154	9,780
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 2.033% 12/25/30 (c)(m)(n)		22,672	114
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 1.933% 6/25/41 (c)(m)(n)		20,700	170
Series 2013-133 Class IB, 3% 4/25/32 (m)		82,054	2,444
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 1.433% 1/25/44 (c)(m)(n)		81,622	7,651
Series 2013-44 Class DJ, 1.85% 5/25/33		5,785,979	5,196,121
Series 2013-51 Class GI, 3% 10/25/32 (m)		405,270	24,627
Series 2015-42 Class IL, 6% 6/25/45 (m)		542,412	93,871
Series 2015-70 Class JC, 3% 10/25/45		451,310	422,954
Series 2017-30 Class AI, 5.5% 5/25/47 (m)		318,058	56,044
Freddie Mac:
planned amortization class:
Series 2020-4960 Class PB, 1.5% 10/25/49		2,287,716	1,884,559
Series 4135 Class AB, 1.75% 6/15/42		474,698	428,370
sequential payer Series 3871 Class KB, 5.5% 6/15/41		394,102	404,744
Series 2017-4683 Class LM, 3% 5/15/47		666,316	625,353
Series 2933 Class ZM, 5.75% 2/15/35		367,297	373,493
Series 2996 Class ZD, 5.5% 6/15/35		235,423	239,634
Series 3237 Class C, 5.5% 11/15/36		308,715	309,257
Series 3980 Class EP, 5% 1/15/42		1,660,112	1,662,524
Series 4055 Class BI, 3.5% 5/15/31 (m)		78,385	2,120
Series 4149 Class IO, 3% 1/15/33 (m)		221,249	17,763
Series 4314 Class AI, 5% 3/15/34 (m)		25,129	795
Series 4427 Class LI, 3.5% 2/15/34 (m)		248,710	15,189
Series 4471 Class PA 4% 12/15/40		221,225	214,823
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40		476,864	461,021
Freddie Mac STACR REMIC Trust floater:
Series 2019-DNA4 Class B1, 1 month U.S. LIBOR + 2.700% 7.317% 10/25/49 (b)(c)(g)		9,700,000	9,702,323
Series 2020-DNA6 Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.000% 7.4841% 12/25/50 (b)(c)(g)		3,910,000	3,783,021
Series 2021-DNA2 Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.400% 7.8841% 8/25/33 (b)(c)(g)		4,380,000	4,211,541
Series 2021-HQA1:
Class B1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 3.000% 7.4841% 8/25/33 (b)(c)(g)		2,700,000	2,431,648
Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.250% 6.7341% 8/25/33 (b)(c)(g)		3,900,000	3,810,407
Series 2022-DNA3 Class M1B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.900% 7.3841% 4/25/42 (b)(c)(g)		8,000,000	7,976,254
Freddie Mac. STACR REMIC Trust floater Series 2020-DNA1 Class B1, 1 month U.S. LIBOR + 2.300% 6.917% 1/25/50 (b)(c)(g)		6,600,000	6,500,203
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2010-H27 Class FA, 1 month U.S. LIBOR + 0.380% 4.7716% 12/20/60 (c)(g)(o)		667,320	663,328
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 4.9416% 9/20/61 (c)(g)(o)		2,404,226	2,396,318
Series 2012-H18 Class NA, 1 month U.S. LIBOR + 0.520% 4.9116% 8/20/62 (c)(g)(o)		337,784	336,555
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 4.8391% 5/20/61 (c)(g)(o)		4,734	4,688
Series 2013-H19 Class FC, 1 month U.S. LIBOR + 0.600% 4.9916% 8/20/63 (c)(g)(o)		630,150	628,927
Series 2019-128 Class FH, 1 month U.S. LIBOR + 0.500% 5.0979% 10/20/49 (c)(g)		248,337	243,070
Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 5.0479% 2/20/49 (c)(g)		1,153,121	1,138,902
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 0.8043% 12/20/40 (c)(n)		483,144	400,453
Series 2016-69 Class WA, 3% 2/20/46		295,374	273,246
Series 2017-134 Class BA, 2.5% 11/20/46		704,852	633,400
sequential payer:
Series 2010-160 Class DY, 4% 12/20/40		993,185	955,965
Series 2010-170 Class B, 4% 12/20/40		221,045	212,759
Series 2017-139 Class BA, 3% 9/20/47		2,967,177	2,654,771
Series 2010-116 Class QB, 4% 9/16/40		1,683,370	1,629,759
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 1.36% 2/16/40 (c)(m)(n)		289,403	15,002
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 1.5021% 7/20/41 (c)(m)(n)		73,454	6,257
Series 2013-149 Class MA, 2.5% 5/20/40		769,435	733,180
Series 2015-H13 Class HA, 2.5% 8/20/64 (o)		6,638	6,175
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 5.08% 8/20/66 (c)(g)(o)		1,549,725	1,542,930
TOTAL U.S. GOVERNMENT AGENCY			69,236,060
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $360,860,752)			332,710,310

Commercial Mortgage Securities - 1.8%
	Principal Amount (a)	Value ($)
20 Times Square Trust 2018-20Ts Series 2018-20TS Class F, 3.0999% 5/15/35 (b)(c)	2,310,559	1,736,034
3650R Commercial Mortgage Trust sequential payer Series 2021-PF1 Class A4, 2.253% 11/15/54	4,200,000	3,390,107
Arbor Multifamily Mortgage Securities Trust sequential payer Series 2021-MF2 Class A4, 2.2515% 6/15/54 (b)	9,500,000	7,601,589
Ashford Hospitality Trust floater Series 2018-ASHF Class A, 1 month U.S. LIBOR + 0.900% 5.488% 4/15/35 (b)(c)(g)	3,546,916	3,466,810
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX:
Class A, CME Term SOFR 1 Month Index + 1.150% 5.713% 1/15/39 (b)(c)(g)	4,172,000	4,110,953
Class B, CME Term SOFR 1 Month Index + 1.550% 6.113% 1/15/39 (b)(c)(g)	789,000	775,921
Class C, CME Term SOFR 1 Month Index + 2.150% 6.713% 1/15/39 (b)(c)(g)	562,000	547,685
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (b)	6,500,000	5,949,803
Class ANM, 3.112% 11/5/32 (b)	4,963,000	4,529,419
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	1,113,000	931,673
Class CNM, 3.7186% 11/5/32 (b)(c)	461,000	365,583
BANK:
sequential payer:
Series 2019-BN21:
Class A4, 2.6% 10/17/52	4,400,000	3,812,926
Class A5, 2.851% 10/17/52	838,000	727,443
Series 2020-BN28 Class A3, 1.584% 3/15/63	9,000,000	7,122,840
Series 2021-BN31 Class A3, 1.771% 2/15/54	2,000,000	1,575,547
Series 2021-BN32 Class A4, 2.349% 4/15/54	20,000,000	16,509,212
Series 2021-BN33 Class A4, 2.27% 5/15/64	9,000,000	7,378,070
Series 2020-BN25 Class XB, 0.4397% 1/15/63 (c)(m)	5,200,000	126,538
Series 2021-BN31 Class XB, 0.8714% 2/15/54 (c)(m)	7,000,000	367,206
Series 2021-BN33 Class XA, 1.0572% 5/15/64 (c)(m)	13,447,896	774,042
Series 2021-BN34 Class XB, 0.5173% 6/15/63 (c)(m)	171,794,000	5,786,280
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, 1 month U.S. LIBOR + 0.600% 5.217% 11/25/35 (b)(c)(g)	15,383	14,126
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.580% 5.202% 1/25/36 (b)(c)(g)	37,583	34,519
Class M1, 1 month U.S. LIBOR + 0.670% 5.292% 1/25/36 (b)(c)(g)	12,131	11,061
Series 2006-4A Class A2, 1 month U.S. LIBOR + 0.400% 5.022% 12/25/36 (b)(c)(g)	80,575	74,636
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 5.022% 3/25/37 (b)(c)(g)	21,058	19,091
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 4.887% 7/25/37 (b)(c)(g)	64,656	57,599
Class A2, 1 month U.S. LIBOR + 0.320% 4.937% 7/25/37 (b)(c)(g)	60,535	55,281
Class M1, 1 month U.S. LIBOR + 0.370% 4.987% 7/25/37 (b)(c)(g)	20,605	18,658
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 4.907% 7/25/37 (b)(c)(g)	22,168	19,873
Class M1, 1 month U.S. LIBOR + 0.310% 4.927% 7/25/37 (b)(c)(g)	11,748	10,531
Class M2, 1 month U.S. LIBOR + 0.340% 4.957% 7/25/37 (b)(c)(g)	12,565	11,176
Class M3, 1 month U.S. LIBOR + 0.370% 4.987% 7/25/37 (b)(c)(g)	20,125	17,137
Class M4, 1 month U.S. LIBOR + 0.500% 5.117% 7/25/37 (b)(c)(g)	31,771	27,020
Class M5, 1 month U.S. LIBOR + 0.600% 5.217% 7/25/37 (b)(c)(g)	15,120	16,359
BBCMS Mortgage Trust sequential payer:
Series 2019-C4 Class A4, 2.661% 8/15/52	4,000,000	3,508,076
Series 2021-C9 Class A4, 2.021% 2/15/54	10,000,000	8,070,368
Benchmark Commercial Mortgage Trust Series 2018-B3 Class A3, 3.746% 4/10/51	1,700,000	1,644,017
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	949,000	900,255
Series 2019-B10 Class A4, 3.717% 3/15/62	1,673,000	1,539,332
Series 2019-B13 Class A4, 2.952% 8/15/57	7,629,000	6,674,714
Series 2020-B18 Class A4, 1.672% 7/15/53	10,000,000	7,923,940
Series 2020-B19:
Class A3, 1.787% 9/15/53	5,800,000	5,072,036
Class A4, 1.546% 9/15/53	12,500,000	10,045,844
Series 2020-B22 Class A4, 1.685% 1/15/54	3,175,000	2,507,542
Series 2021-B23 Class A4A1, 1.823% 2/15/54	2,000,000	1,581,648
Series 2021-B24 Class A4, 2.2638% 3/15/54	17,600,000	14,439,156
Series 2021-B26 Class A4, 2.295% 6/15/54	8,800,000	7,227,158
Series 2019-B12 Class XA, 1.0324% 8/15/52 (c)(m)	38,800,173	1,569,071
Series 2019-B14 Class XA, 0.7766% 12/15/62 (c)(m)	22,687,733	702,356
BFLD Trust floater sequential payer Series 2020-OBRK Class A, CME Term SOFR 1 Month Index + 2.160% 6.7265% 11/15/28 (b)(c)(g)	7,501,000	7,442,915
BHMS floater Series 2018-ATLS Class A, 1 month U.S. LIBOR + 1.250% 5.8379% 7/15/35 (b)(c)(g)	10,931,821	10,728,155
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 5.338% 9/15/26 (b)(c)(g)	8,921,000	8,433,255
BMO Mortgage Trust sequential payer Series 2022-C1 Class A4, 3.119% 2/17/55	6,200,000	5,305,166
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 6.4605% 4/15/37 (b)(c)(g)	15,784,000	15,497,724
Class B, CME Term SOFR 1 Month Index + 2.440% 7.0095% 4/15/37 (b)(c)(g)	4,626,000	4,539,206
BX Commercial Mortgage Trust:
floater:
Series 2021-CIP Class E, 1 month U.S. LIBOR + 2.820% 7.408% 12/15/38 (b)(c)(g)	10,350,000	9,805,432
Series 2021-PAC:
Class A, 1 month U.S. LIBOR + 0.680% 5.2771% 10/15/36 (b)(c)(g)	8,026,000	7,842,959
Class B, 1 month U.S. LIBOR + 0.890% 5.4868% 10/15/36 (b)(c)(g)	1,201,000	1,160,853
Class C, 1 month U.S. LIBOR + 1.090% 5.6866% 10/15/36 (b)(c)(g)	1,607,000	1,554,018
Class D, 1 month U.S. LIBOR + 1.290% 5.8863% 10/15/36 (b)(c)(g)	1,560,000	1,493,291
Class E, 1 month U.S. LIBOR + 1.940% 6.5355% 10/15/36 (b)(c)(g)	5,425,000	5,216,540
Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 5.2403% 5/15/38 (b)(c)(g)	5,200,000	5,089,215
Series 2022-CSMO:
Class A, CME Term SOFR 1 Month Index + 2.110% 6.6773% 6/15/27 (b)(c)(g)	6,438,000	6,433,969
Class B, CME Term SOFR 1 Month Index + 3.140% 7.7032% 6/15/27 (b)(c)(g)	3,795,000	3,787,873
floater sequential payer Series 2019-CALM Class A, CME Term SOFR 1 Month Index + 0.990% 5.5525% 11/15/32 (b)(c)(g)	2,389,891	2,374,912
BX Trust:
floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.620% 7.213% 9/15/37 (b)(c)(g)	1,952,300	1,816,322
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 5.888% 4/15/34 (b)(c)(g)	4,464,000	4,340,384
Class C, 1 month U.S. LIBOR + 1.600% 6.188% 4/15/34 (b)(c)(g)	2,952,000	2,847,964
Class D, 1 month U.S. LIBOR + 1.900% 6.488% 4/15/34 (b)(c)(g)	3,099,000	2,974,184
Series 2019-XL:
Class B, CME Term SOFR 1 Month Index + 1.190% 5.757% 10/15/36 (b)(c)(g)	4,429,350	4,384,844
Class C, CME Term SOFR 1 Month Index + 1.360% 5.927% 10/15/36 (b)(c)(g)	4,286,550	4,232,808
Class D, CME Term SOFR 1 Month Index + 1.560% 6.127% 10/15/36 (b)(c)(g)	7,863,350	7,734,962
Class E, CME Term SOFR 1 Month Index + 1.910% 6.477% 10/15/36 (b)(c)(g)	8,530,600	8,378,197
Class G, CME Term SOFR 1 Month Index + 2.410% 6.977% 10/15/36 (b)(c)(g)	15,725,000	15,349,773
Class J, CME Term SOFR 1 Month Index + 2.760% 7.327% 10/15/36 (b)(c)(g)	6,162,500	6,006,054
Series 2021-SOAR Class F, 6.938% 6/15/38 (b)(c)	3,969,927	3,808,653
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 6.7275% 10/15/39 (b)(c)(g)	4,233,000	4,225,051
Series 2022-IND:
Class A, CME Term SOFR 1 Month Index + 1.490% 6.0528% 4/15/37 (b)(c)(g)	7,293,179	7,277,214
Class B, CME Term SOFR 1 Month Index + 1.940% 6.5018% 4/15/37 (b)(c)(g)	3,718,476	3,694,057
Class C, CME Term SOFR 1 Month Index + 2.290% 6.8518% 4/15/37 (b)(c)(g)	839,294	818,036
Class D, CME Term SOFR 1 Month Index + 2.830% 7.4008% 4/15/37 (b)(c)(g)	702,057	677,030
floater sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 5.588% 4/15/34 (b)(c)(g)	7,500,000	7,367,828
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 5.597% 10/15/36 (b)(c)(g)	16,719,574	16,635,573
Series 2021-MFM1 Class A, CME Term SOFR 1 Month Index + 0.810% 5.3765% 1/15/34 (b)(c)(g)	3,220,922	3,170,524
BXMT, Ltd. floater Series 2020-FL3 Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.400% 5.9324% 11/15/37 (b)(g)	13,100,000	12,927,814
BXSC Commercial Mortgage Trust floater Series 2022-WSS Class D, CME Term SOFR 1 Month Index + 3.180% 7.751% 3/15/35 (b)(c)(g)	8,167,000	8,106,112
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class A, 1 month U.S. LIBOR + 1.070% 5.658% 12/15/37 (b)(c)(g)	3,800,000	3,786,885
Camb Commercial Mortgage Trust sequential payer Series 2021-CX2 Class A, 2.7% 11/10/46 (b)	7,000,000	5,636,462
CD Commercial Mortgage Trust Series 2017-CD6 Class A3, 3.104% 11/13/50	2,500,000	2,392,733
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1:
Class A1, 1.69% 7/15/60 (b)	16,635,000	14,893,492
Class A2, 1.99% 7/15/60 (b)	6,558,423	5,514,231
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	8,463,550	7,349,675
CF Mortgage Trust sequential payer Series 2019-CF2 Class A4, 2.6236% 11/15/52	850,000	728,276
CFCRE Mortgage Trust sequential payer Series 2016-C6 Class A2, 2.95% 11/10/49	939,742	863,521
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 5.5379% 11/15/36 (b)(c)(g)	3,687,000	3,631,442
Class B, 1 month U.S. LIBOR + 1.250% 5.8379% 11/15/36 (b)(c)(g)	1,400,000	1,375,389
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 5.708% 6/15/34 (b)(c)(g)	13,951,649	13,559,386
Class B, 1 month U.S. LIBOR + 1.500% 6.088% 6/15/34 (b)(c)(g)	2,103,119	2,017,502
Class C, 1 month U.S. LIBOR + 1.750% 6.338% 6/15/34 (b)(c)(g)	2,376,058	2,229,501
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class C, 1 month U.S. LIBOR + 2.300% 6.888% 8/15/36 (b)(c)(g)	51,424	51,779
Class D, 1 month U.S. LIBOR + 3.050% 7.638% 8/15/36 (b)(c)(g)	1,070,250	1,072,579
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2015-GC33 Class A3, 3.515% 9/10/58	1,584,037	1,505,487
Series 2016-GC37 Class A3, 3.05% 4/10/49	2,190,826	2,046,296
Series 2013-GC17 Class A/S, 4.544% 11/10/46	2,300,000	2,260,129
Series 2014-GC25 Class A/S, 4.017% 10/10/47	1,183,000	1,120,661
Series 2015-GC29 Class XA, 1.0164% 4/10/48 (c)(m)	28,762,466	489,744
Series 2015-GC33:
Class AAB, 3.522% 9/10/58	527,501	510,830
Class XA, 0.8719% 9/10/58 (c)(m)	17,321,959	304,633
Series 2016-C2 Class A3, 2.575% 8/10/49	2,705,173	2,481,894
Series 2016-GC36 Class A4, 3.349% 2/10/49	2,500,000	2,353,846
Series 2016-P6 Class XA, 0.5604% 12/10/49 (c)(m)	12,558,346	212,642
COMM Mortgage Trust:
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (b)	1,700,000	1,693,270
Series 2014-CR18 Class A5, 3.828% 7/15/47	1,610,000	1,562,899
Series 2016-COR1 Class A3, 2.826% 10/10/49	7,520,414	6,951,078
Series 2013-LC13 Class AM, 4.557% 8/10/46 (b)	1,000,000	987,974
Series 2014-CR17 Class XA, 0.9469% 5/10/47 (c)(m)	17,299,540	130,762
Series 2014-CR20 Class XA, 0.9434% 11/10/47 (c)(m)	15,676,830	187,550
Series 2014-LC17 Class XA, 0.6616% 10/10/47 (c)(m)	30,719,688	245,420
Series 2014-UBS6:
Class A5, 3.644% 12/10/47	3,900,000	3,752,786
Class XA, 0.8349% 12/10/47 (c)(m)	9,140,052	100,116
Series 2015-CR23 Class A3, 3.23% 5/10/48	2,206,945	2,118,410
Series 2015-CR24 Class A4, 3.432% 8/10/48	924,844	884,556
Series 2015-PC1 Class A4, 3.62% 7/10/50	806,614	779,416
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 5.568% 5/15/36 (b)(c)(g)	7,973,164	7,933,134
Class C, 1 month U.S. LIBOR + 1.430% 6.018% 5/15/36 (b)(c)(g)	1,517,225	1,501,954
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	2,201,900	1,978,117
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)	5,237,000	5,019,684
Class B, 4.5349% 4/15/36 (b)	1,543,000	1,460,979
Class C, 4.782% 4/15/36 (b)(c)	1,033,000	974,976
Class D, 4.782% 4/15/36 (b)(c)	2,066,000	1,920,545
CSAIL Commercial Mortgage Trust:
sequential payer Series 2021-C20 Class A2, 2.4862% 3/15/54	15,312,358	12,893,943
Series 2016-C7 Class A4, 3.21% 11/15/49	3,186,022	2,989,218
CSMC Commercial Mortgage Trust sequential payer Series 2016-NXSR Class A4, 3.7948% 12/15/49	2,000,000	1,881,300
CSMC Trust sequential payer Series 2014-U.S.A. Class A2, 3.953% 9/15/37 (b)	2,001,000	1,804,434
DBJPM Mortgage Trust sequential payer Series 2017-C6 Class A3, 3.269% 6/10/50	1,128,388	1,091,130
DOLP Trust sequential payer Series 2021-NYC Class A, 2.956% 5/10/41 (b)	13,500,000	10,851,114
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, 1 month U.S. LIBOR + 0.700% 5.289% 11/15/38 (b)(c)(g)	10,980,000	10,691,098
Class B, 1 month U.S. LIBOR + 1.120% 5.7082% 11/15/38 (b)(c)(g)	975,000	947,131
Class F, 1 month U.S. LIBOR + 2.660% 7.255% 11/15/38 (b)(c)(g)	1,000,000	948,636
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 5.668% 7/15/38 (b)(c)(g)	4,751,128	4,679,683
Class B, 1 month U.S. LIBOR + 1.380% 5.968% 7/15/38 (b)(c)(g)	2,054,885	2,021,599
Class C, 1 month U.S. LIBOR + 1.700% 6.288% 7/15/38 (b)(c)(g)	1,515,050	1,484,675
Class D, 1 month U.S. LIBOR + 2.250% 6.838% 7/15/38 (b)(c)(g)	3,061,339	2,992,292
Freddie Mac:
sequential payer:
Series 2021-K136 Class A2, 2.127% 11/25/31	500,000	414,667
Series 2022-150 Class A2, 3.71% 9/25/32	2,600,000	2,443,295
Series 2022-5250 Class NH, 3% 8/25/52	12,570,000	10,660,640
Series 2019-K095 Class X1, 0.9498% 6/25/29 (c)(m)	13,900,981	658,950
Series 2020-K106 Class X1, 1.3542% 1/25/30 (c)(m)	60,649,563	4,405,233
Series 2021-K124 Class X1, 0.7201% 12/25/30 (c)(m)	6,482,332	283,282
Series 2021-K741 Class X1, 0.5704% 12/25/27 (c)(m)	140,574,857	3,140,766
FREMF Mortgage Trust floater Series 2018-KSW4 Class B, 1 month U.S. LIBOR + 2.450% 7.0243% 10/25/28 (c)(g)	3,957,130	3,772,075
Ginnie Mae guaranteed Multi-family REMIC pass-thru securities:
Series 2020-193 Class AC, 1.25% 9/16/62	1,480,405	1,159,047
Series 2021-14 Class AB, 1.34% 6/16/63	1,754,903	1,388,222
Series 2021-2 Class AH, 1.5% 6/16/63	4,125,160	3,198,149
Series 2021-21 Class AH, 1.4% 6/16/63	2,820,709	2,238,194
Series 2021-31 Class B, 1.25% 1/16/61	3,063,974	2,335,292
Greystone Commercial Capital Trust floater Series 2021-3 Class A, 1 month U.S. LIBOR + 2.230% 6.8314% 8/1/23 (b)(c)(g)	7,000,000	6,815,992
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.700% 6.538% 9/15/31 (b)(c)(g)	9,059,409	8,907,046
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 5.55% 10/15/31 (b)(c)(g)	4,013,000	3,764,613
Series 2021-IP:
Class A, 1 month U.S. LIBOR + 0.950% 5.538% 10/15/36 (b)(c)(g)	7,945,000	7,535,458
Class B, 1 month U.S. LIBOR + 1.150% 5.738% 10/15/36 (b)(c)(g)	730,000	681,880
Class C, 1 month U.S. LIBOR + 1.550% 6.138% 10/15/36 (b)(c)(g)	601,000	556,221
Series 2021-RENT Class C, 1 month U.S. LIBOR + 1.550% 6.1413% 11/21/35 (b)(c)(g)	3,488,852	3,230,161
sequential payer:
Series 2015-GS1 Class A3, 3.734% 11/10/48	11,384,000	10,800,300
Series 2020-GSA2 Class A4, 1.721% 12/12/53	4,940,000	3,919,647
Series 2011-GC5 Class A/S, 5.1538% 8/10/44 (b)(c)	10,120,760	9,970,862
Series 2015-GC30 Class A3, 3.119% 5/10/50	1,883,924	1,784,551
Series 2015-GC34 Class XA, 1.2034% 10/10/48 (c)(m)	5,312,140	133,657
Series 2019-GC40 Class A3, 2.904% 7/10/52	2,000,000	1,758,514
Series 2021-RENT Class D, 1 month U.S. LIBOR + 1.850% 6.4413% 11/21/35 (b)(c)(g)	2,152,696	1,971,780
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.0506% 8/15/39 (b)(c)(g)	8,682,000	8,692,859
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2012-NLP Class A, CME Term SOFR 1 Month Index + 0.590% 5.159% 4/15/37 (b)(c)(g)	4,777,761	4,526,462
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2014-C21 Class A4, 3.4927% 8/15/47	1,451,598	1,413,914
Series 2015-C29 Class A3A2, 3.3423% 5/15/48 (b)	1,144,837	1,088,293
Series 2013-C14 Class A/S, 4.4093% 8/15/46	3,088,000	3,053,692
Series 2014-C19 Class XA, 0.6228% 4/15/47 (c)(m)	2,605,321	11,472
Series 2015-C30 Class A4, 3.5508% 7/15/48	1,296,264	1,237,090
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.250% 5.838% 9/15/29 (b)(c)(g)	5,421,952	5,152,838
sequential payer Series 2013-LC11 Class A5, 2.9599% 4/15/46	1,240,338	1,234,251
Series 2013-C16 Class A/S, 4.5169% 12/15/46	560,000	551,690
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	2,700,000	2,430,000
Class CFX, 4.9498% 7/5/33 (b)	919,000	753,580
Class DFX, 5.3503% 7/5/33 (b)	1,414,000	1,117,060
Class EFX, 5.3635% 7/5/33 (b)(c)	1,934,000	1,450,500
Class XAFX, 1.116% 7/5/33 (b)(c)(m)	10,000,000	10,357
Series 2019-COR4 Class A3, 3.7629% 3/10/52	5,400,000	4,972,531
Series 2021-MHC Class XCP, 1.4212% 4/15/38 (b)(c)(m)	164,060,500	283,021
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 5.8577% 5/15/39 (b)(c)(g)	12,656,000	12,608,510
Class B, CME Term SOFR 1 Month Index + 1.790% 6.3564% 5/15/39 (b)(c)(g)	6,596,000	6,569,964
Class C, CME Term SOFR 1 Month Index + 2.090% 6.6556% 5/15/39 (b)(c)(g)	3,893,000	3,845,524
Class D, CME Term SOFR 1 Month Index + 2.540% 7.1044% 5/15/39 (b)(c)(g)	3,460,000	3,408,639
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 5.288% 3/15/38 (b)(c)(g)	4,672,057	4,587,354
Class B, 1 month U.S. LIBOR + 0.880% 5.468% 3/15/38 (b)(c)(g)	1,643,526	1,598,318
Class C, 1 month U.S. LIBOR + 1.100% 5.688% 3/15/38 (b)(c)(g)	1,034,085	1,002,980
MBRT floater Series 2019-MBR Class A, 1 month U.S. LIBOR + 1.200% 5.788% 11/15/36 (b)(c)(g)	6,000,000	5,950,928
MHC Commercial Mortgage Trust floater Series 2021-MHC Class E, 1 month U.S. LIBOR + 2.100% 6.689% 4/15/38 (b)(c)(g)	5,425,000	5,269,132
Morgan Stanley BAML Trust:
sequential payer:
Series 2015-C21 Class A3, 3.077% 3/15/48	3,407,710	3,236,755
Series 2016-C28 Class A3, 3.272% 1/15/49	3,302,603	3,107,290
Series 2015-C25:
Class A4, 3.372% 10/15/48	2,800,000	2,662,793
Class XA, 1.0381% 10/15/48 (c)(m)	9,349,167	169,251
Series 2015-C26 Class A4, 3.252% 10/15/48	3,200,000	3,064,404
Series 2016-C32 Class A3, 3.459% 12/15/49	4,836,809	4,511,921
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 5.438% 8/15/33 (b)(c)(g)	4,512,912	4,248,970
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 5.538% 12/15/36 (b)(c)(g)	5,200,000	5,019,136
sequential payer:
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	13,482,000	12,564,247
Series 2021-L6 Class A3, 2.196% 6/15/54	7,000,000	5,556,334
Series 2015-UBS8 Class A3, 3.54% 12/15/48	2,596,922	2,458,400
Series 2016-UB12 Class A3, 3.337% 12/15/49	1,966,999	1,822,311
Series 2018-H4 Class A4, 4.31% 12/15/51	3,237,000	3,070,340
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)(c)	1,558,000	1,414,924
Class C, 3.1771% 11/10/36 (b)(c)	1,495,000	1,315,771
Class D, 3.1771% 11/10/36 (b)(c)	2,340,000	2,001,113
Series 2021-L6 Class XA, 1.227% 6/15/54 (c)(m)	12,523,959	781,157
MTN Commercial Mortgage Trust floater Series 2022-LPFL Class F, CME Term SOFR 1 Month Index + 4.280% 8.8516% 3/15/39 (b)(c)(g)	7,000,000	6,672,688
ONE Mortgage Trust floater Series 2021-PARK Class E, CME Term SOFR 1 Month Index + 1.860% 6.4265% 3/15/36 (b)(c)(g)	6,459,000	6,054,375
Prima Capital Ltd. floater Series 2021-9A Class B, 1 month U.S. LIBOR + 1.800% 6.3979% 12/15/37 (b)(c)(g)	2,053,000	2,006,016
RLGH Trust floater Series 2021-TROT Class A, 1 month U.S. LIBOR + 0.800% 5.388% 4/15/36 (b)(c)(g)	1,900,000	1,858,074
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE:
Class A1, 3.872% 1/5/43 (b)(c)	740,000	525,670
Class A2A, 3.659% 1/5/43 (b)(c)	9,930,000	7,198,235
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 6.5625% 2/15/39 (b)(c)(g)	1,890,000	1,799,975
Class C, CME Term SOFR 1 Month Index + 2.650% 7.2125% 2/15/39 (b)(c)(g)	983,000	932,561
SREIT Trust floater:
Series 2021-FLWR Class A, 1 month U.S. LIBOR + 0.570% 5.1646% 7/15/36 (b)(c)(g)	3,180,000	3,101,499
Series 2021-MFP:
Class A, 1 month U.S. LIBOR + 0.730% 5.3187% 11/15/38 (b)(c)(g)	9,194,000	8,995,823
Class B, 1 month U.S. LIBOR + 1.070% 5.6677% 11/15/38 (b)(c)(g)	4,235,000	4,123,871
Class C, 1 month U.S. LIBOR + 1.320% 5.9169% 11/15/38 (b)(c)(g)	2,630,000	2,557,507
Class D, 1 month U.S. LIBOR + 1.570% 6.1661% 11/15/38 (b)(c)(g)	1,728,000	1,678,205
UBS Commercial Mortgage Trust:
sequential payer:
Series 2018-C12:
Class A2, 4.1519% 8/15/51	5,846,543	5,796,690
Class A5, 4.2962% 8/15/51	3,000,000	2,830,095
Series 2019-C17 Class A3, 2.6686% 10/15/52	1,065,000	914,510
Series 2017-C1 Class A3, 3.283% 11/15/50	5,500,000	5,044,579
Series 2017-C7 Class XA, 1.0036% 12/15/50 (c)(m)	15,089,621	532,739
Series 2018-C13 Class A3, 4.0694% 10/15/51	6,000,000	5,697,421
Series 2018-C9 Class ASB, 4.09% 3/15/51	3,300,000	3,183,504
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	3,760,000	2,947,293
Series 2020-LAB:
Class B, 2.453% 10/10/42 (b)	300,000	234,795
Class X, 0.4294% 10/10/42 (b)(c)(m)	8,700,000	228,206
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 5.788% 5/15/31 (b)(c)(g)	4,470,000	4,275,821
sequential payer:
Series 2016-C34 Class A4, 3.096% 6/15/49	6,124,000	5,677,859
Series 2021-C59 Class A4, 2.343% 4/15/54	5,000,000	4,098,038
Series 2021-C61 Class A3, 2.406% 11/15/54	7,300,000	5,905,850
Series 2015-C31 Class XA, 0.954% 11/15/48 (c)(m)	6,329,130	127,495
Series 2017-C42 Class XA, 0.861% 12/15/50 (c)(m)	34,598,827	1,146,193
Series 2018-C46 Class XA, 0.9301% 8/15/51 (c)(m)	13,198,753	318,547
Series 2018-C48 Class A5, 4.302% 1/15/52	3,181,000	3,023,168
WF-RBS Commercial Mortgage Trust:
Series 2014-C24 Class XA, 0.8392% 11/15/47 (c)(m)	5,946,622	62,037
Series 2014-LC14 Class XA, 1.2358% 3/15/47 (c)(m)	7,236,854	48,084
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $962,142,638)		886,058,015

Municipal Securities - 0.2%
	Principal Amount (a)	Value ($)
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F2, 6.263% 4/1/49	3,265,000	3,892,382
California Gen. Oblig. Series 2009, 7.5% 4/1/34	205,000	249,797
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2010 B, 5.844% 11/1/50	45,000	51,541
Dallas Fort Worth Int'l. Arpt. Rev. Series 2022 A, 4.087% 11/1/51	1,010,000	880,306
District of Columbia Income Tax Rev. Series 2010 F, 5.582% 12/1/35	75,000	78,821
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	2,089,091	2,086,136
5.1% 6/1/33	22,850,000	22,454,588
Series 2010-1, 6.63% 2/1/35	3,549,231	3,730,705
Series 2010-3:
6.725% 4/1/35	2,510,000	2,645,374
7.35% 7/1/35	4,322,500	4,703,043
Jobsohio Beverage Sys. Statewide Series 2020 A, 2.833% 1/1/38	325,000	255,821
Los Angeles Dept. Arpt. Rev. Series C:
2.063% 5/15/34	500,000	369,490
2.163% 5/15/35	500,000	364,634
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2010 A, 5.716% 7/1/39	190,000	204,886
Los Angeles Unified School District Series KRY, 5.75% 7/1/34	1,400,000	1,473,092
Louisiana Gas & Fuel Tax Rev. Series 2022 A, 2.952% 5/1/41	5,270,000	4,002,940
Massachusetts Commonwealth Trans. Fund Rev. (Accelerated Bridge Prog.) Series 2010 A, 5.731% 6/1/40	150,000	160,264
Michigan Fin. Auth. Rev. Series 2019 T, 3.384% 12/1/40	545,000	442,839
Michigan State Univ. Revs. Series 2022 A, 4.165% 8/15/22	2,810,000	2,197,669
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,315,000	10,028,726
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2009 E, 7.414% 1/1/40	1,895,000	2,375,933
Series 2010 A, 7.102% 1/1/41	855,000	1,044,120
Series 2021 B:
1.963% 1/1/32	1,000,000	790,220
2.113% 1/1/33	1,050,000	822,103
New York City Gen. Oblig. Series A3, 2.8% 8/1/30	3,250,000	2,822,164
New York City Transitional Fin. Auth. Rev.:
Series 2010 C2, 5.767% 8/1/36	860,000	893,853
Series 2021 E3, 1.97% 2/1/33	2,015,000	1,530,837
Series A3, 3.88% 8/1/31	1,170,000	1,075,936
Series A5, 2.69% 5/1/33	2,015,000	1,634,950
Series B2, 3.14% 8/1/28	2,735,000	2,495,471
New York State Dorm. Auth.:
Series 2009 F, 5.628% 3/15/39	990,000	1,034,171
Series 2019 F, 3.11% 2/15/39	3,250,000	2,673,258
Series 2021 C, 2.202% 3/15/34	945,000	734,837
Ohio State Univ. Gen. Receipts:
Series 2010 C, 4.91% 6/1/40	140,000	139,751
Series 2011 A, 4.8% 6/1/11	1,503,000	1,359,106
Port Auth. of New York & New Jersey 174th Series, 4.458% 10/1/62	515,000	469,558
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2010 A, 4.839% 1/1/41	750,000	743,249
Texas Private Activity Bond Surface Trans. Corp. (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2019 B, 3.922% 12/31/49	555,000	433,821
Univ. of California Revs. Series 2015 J, 4.131% 5/15/45	1,750,000	1,578,765
Univ. of Michigan Rev.:
Series 2020 B, 2.437% 4/1/40	1,050,000	772,365
Series 2022 A, 4.454% 4/1/22	4,790,000	4,065,296
Series 2022 B, 3.504% 4/1/52	1,080,000	868,089
Univ. of Minnesota Gen. Oblig. Series 2022, 4.048% 4/1/52	3,060,000	2,742,452
Univ. of Virginia Gen. Rev. Series 2021 B, 2.584% 11/1/51	1,520,000	1,014,073
TOTAL MUNICIPAL SECURITIES (Cost $106,550,746)		94,387,432

Foreign Government and Government Agency Obligations - 0.2%
		Principal Amount (a)	Value ($)
Arab Republic of Egypt:
5.25% 10/6/25 (Reg. S)		200,000	172,000
7.6003% 3/1/29 (b)		632,000	492,960
Brazil Minas SPE 5.333% 2/15/28 (Reg. S)		1,990,000	1,947,464
Brazilian Federative Republic:
3.875% 6/12/30		990,000	851,895
4.625% 1/13/28		200,000	190,225
Chilean Republic 2.45% 1/31/31		1,315,000	1,093,751
Colombian Republic:
3% 1/30/30		800,000	600,400
3.125% 4/15/31		580,000	419,703
4.5% 1/28/26		409,000	384,665
10.375% 1/28/33		1,350,000	1,498,500
Dominican Republic:
4.5% 1/30/30 (b)		2,000,000	1,713,500
5.5% 2/22/29 (b)		2,505,000	2,317,595
5.5% 2/22/29(Reg. S)		161,000	148,955
5.95% 1/25/27 (b)		1,100,000	1,076,144
6% 7/19/28 (b)		1,250,000	1,202,578
German Federal Republic:
1% 5/15/38(Reg. S)	EUR	4,000,000	3,324,950
1.25% 8/15/48 (k)	EUR	2,135,000	1,715,727
2.2% 12/12/24(Reg. S)	EUR	4,710,000	4,902,557
2.5% 3/13/25(Reg. S)	EUR	2,000,000	2,089,761
Guatemalan Republic 3.7% 10/7/33 (Reg. S)		1,447,000	1,185,003
Hungarian Republic:
1.75% 6/5/35 (Reg. S)	EUR	1,370,000	979,738
2.125% 9/22/31 (b)		1,400,000	1,067,500
Indonesian Republic:
1.1% 3/12/33	EUR	3,500,000	2,699,647
2.8% 6/23/30 (b)		1,700,000	1,484,631
2.8% 6/23/30(Reg. S)		400,000	349,325
2.85% 2/14/30		400,000	352,575
3.4% 9/18/29		420,000	383,066
3.5% 1/11/28		6,300,000	5,915,306
3.75% 6/14/28 (Reg. S)	EUR	2,000,000	2,064,234
4.65% 9/20/32		1,975,000	1,915,967
Israeli State:
3.875% 7/3/50		1,750,000	1,405,233
4.5% 1/30/43		1,170,000	1,055,048
Italian Republic 2.375% 10/17/24		3,800,000	3,589,758
Kingdom of Saudi Arabia:
3.25% 11/17/51 (b)		7,910,000	5,434,664
3.625% 3/4/28 (Reg. S)		1,000,000	943,750
Panamanian Republic:
2.252% 9/29/32		480,000	356,340
3.16% 1/23/30		3,020,000	2,588,329
3.298% 1/19/33		8,600,000	6,964,925
4.3% 4/29/53		615,000	442,915
4.5% 4/16/50		400,000	299,325
4.5% 1/19/63		5,665,000	4,037,375
Peruvian Republic:
2.783% 1/23/31		772,000	635,597
2.844% 6/20/30		2,430,000	2,050,009
4.125% 8/25/27		400,000	386,450
Polish Government 5.75% 11/16/32		564,000	590,215
Quebec Province yankee 7.125% 2/9/24		645,000	658,023
Republic of Serbia:
1.5% 6/26/29 (Reg. S)	EUR	2,722,000	2,139,141
1.65% 3/3/33 (b)	EUR	569,000	383,968
3.125% 5/15/27 (Reg. S)	EUR	5,088,000	4,735,116
6.25% 5/26/28 (b)		995,000	993,756
Romanian Republic:
3% 2/14/31 (Reg. S)		1,164,000	939,930
3.875% 10/29/35 (b)	EUR	289,000	228,874
South African Republic:
4.85% 9/30/29		952,000	836,570
5.875% 4/20/32		700,000	622,125
State of Qatar 5.103% 4/23/48 (b)		2,200,000	2,167,000
Sultanate of Oman 5.625% 1/17/28 (Reg. S)		575,000	562,709
Ukraine Government:
4.375% 1/27/32 (b)	EUR	1,365,000	238,220
6.75% 6/20/28 (Reg. S)	EUR	1,450,000	250,467
7.75% 9/1/24 (b)		2,800,000	639,275
8.994% 2/1/26 (Reg. S)		1,800,000	335,025
United Kingdom, Great Britain and Northern Ireland:
1% 4/22/24(Reg. S)	GBP	2,105,000	2,445,747
2.25% 9/7/23	GBP	5,145,000	6,132,148
United Mexican States:
2.659% 5/24/31		4,688,000	3,783,216
3.5% 2/12/34		1,420,000	1,153,040
4.15% 3/28/27		275,000	265,788
4.28% 8/14/41		400,000	319,325
4.5% 4/22/29		2,920,000	2,771,080
4.75% 3/8/44		2,366,000	1,962,006
6.05% 1/11/40		1,600,000	1,591,800
6.35% 2/9/35		1,250,000	1,283,750
Uruguay Republic 5.1% 6/18/50		1,385,000	1,355,915
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $135,451,967)			114,114,269

Common Stocks - 0.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Intelsat Emergence SA (e)	75,636	3,759,109
Intelsat Jackson Holdings SA:
Series A rights (e)(p)	7,920	68,112
Series B rights (e)(p)	7,920	250,985
TOTAL COMMON STOCKS (Cost $2,950,560)		4,078,206

Bank Loan Obligations - 0.1%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Frontier Communications Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.5% 5/1/28 (c)(g)(q)	237,723	231,966
Lumen Technologies, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.0039% 3/15/27 (c)(g)(q)	1,188,780	981,076
Zayo Group Holdings, Inc. 1LN, term loan:
1 month U.S. LIBOR + 3.000% 7.6349% 3/9/27 (c)(g)(q)	1,000,000	829,640
CME Term SOFR 1 Month Index + 4.250% 8.8676% 3/9/27 (c)(g)(q)	1,036,136	879,048
		2,921,730
Entertainment - 0.0%
Crown Finance U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 10.000% 14.6642% 9/9/23 (c)(g)(q)	914,464	930,696
Media - 0.0%
CSC Holdings LLC:
Tranche B 5LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.0879% 4/15/27 (c)(g)(q)	685,823	616,383
Tranche B6 LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.0625% 1/14/28 (c)(g)(q)	100,000	93,500
Diamond Sports Group LLC 2LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.0255% 8/24/26 (c)(g)(q)	3,774,648	427,592
DIRECTV Financing LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 9.6349% 8/2/27 (c)(g)(q)	443,750	431,094
iHeartCommunications, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.6349% 5/1/26 (c)(g)(q)	538,996	521,478
Neptune Finco Corp. Tranche B, term loan CME Term SOFR 1 Month Index + 2.250% 6.5679% 7/17/25 (c)(g)(q)	587,565	566,360
Virgin Media Bristol LLC Tranche N, term loan 1 month U.S. LIBOR + 2.500% 7.0879% 1/31/28 (c)(g)(q)	2,000,000	1,959,280
		4,615,687
Wireless Telecommunication Services - 0.0%
Digicel International Finance Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.96% 5/25/24 (c)(g)(q)	885,605	759,628
TOTAL COMMUNICATION SERVICES		9,227,741
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Adtalem Global Education, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.6349% 8/12/28 (c)(g)(q)	562,125	560,619
AI Aqua Merger Sub, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 4.964% 7/30/28 (c)(g)(q)	328,320	315,394
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 4.964% 7/30/28 (c)(g)(q)	57,255	55,001
Pre-Paid Legal Services, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 12/15/28 (g)(q)(r)	413,970	407,243
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.765% 3/4/28 (c)(g)(q)	973,045	817,222
William Morris Endeavor Entertainment, LLC. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5/29/25 (g)(q)(r)	102,234	101,632
		2,257,111
Hotels, Restaurants & Leisure - 0.0%
Delta 2 SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.8676% 1/15/30 (c)(g)(q)	57,740	57,842
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.6176% 1/27/29 (c)(g)(q)	612,568	595,343
J&J Ventures Gaming LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.7299% 4/26/28 (c)(g)(q)	60,861	58,457
KFC Holding Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.3479% 3/15/28 (c)(g)(q)	413,865	411,279
Penn Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.4676% 5/3/29 (c)(g)(q)	212,293	211,408
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.6615% 4/7/29 (c)(g)(q)	427,000	424,865
		1,759,194
Specialty Retail - 0.0%
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 8.9799% 4/15/28 (c)(g)(q)	1,723,750	1,575,077
TOTAL CONSUMER DISCRETIONARY		5,591,382
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Bengal Debt Merger Sub LLC:
1LN, term loan CME TERM SOFR 3 MONTH INDEX + 3.250% 7.9302% 1/24/29 (c)(g)(q)	3,076,081	2,788,990
2LN, term loan CME TERM SOFR 3 MONTH INDEX + 6.000% 10.6802% 1/24/30 (c)(g)(q)	56,129	42,658
		2,831,648
Personal Products - 0.0%
Prestige Brands, Inc. Tranche B5 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.5% 7/1/28 (c)(g)(q)	500,000	498,360
TOTAL CONSUMER STAPLES		3,330,008
FINANCIALS - 0.0%
Capital Markets - 0.0%
Deerfield Dakota Holding LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.3114% 4/9/27 (c)(g)(q)	562,069	538,356
Diversified Financial Services - 0.0%
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 6.3479% 1/15/25 (c)(g)(q)	725,000	723,869
Setanta Aircraft Leasing DAC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 11/5/28 (g)(q)(r)	485,000	480,756
TransUnion LLC:
Tranche B5 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.3849% 11/16/26 (c)(g)(q)	688,927	683,616
Tranche B6 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.8849% 12/1/28 (c)(g)(q)	281,808	279,950
		2,168,191
Insurance - 0.0%
Acrisure LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.1349% 2/13/27 (c)(g)(q)	1,237,277	1,180,276
AmWINS Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.8849% 2/19/28 (c)(g)(q)	2,450,022	2,408,077
Asurion LLC Tranche B8 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.8849% 12/23/26 (c)(g)(q)	594,465	564,955
		4,153,308
Mortgage Real Estate Investment Trusts - 0.0%
Blackstone Mortgage Trust, Inc. Tranche B, term loan 1 month U.S. LIBOR + 2.250% 2.6536% 4/23/26 (c)(g)(q)	491,117	477,611
TOTAL FINANCIALS		7,337,466
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
Bausch + Lomb Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 5/10/27 (g)(q)(r)	430,494	420,503
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.8197% 10/23/28 (c)(g)(q)	1,432,088	1,379,573
		1,800,076
Health Care Providers & Services - 0.0%
Cano Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 8.7176% 11/23/27 (c)(g)(q)	205,000	166,269
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.7299% 10/1/27 (c)(g)(q)	742,424	714,769
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.375% 3/15/28 (c)(g)(q)	2,012,140	2,009,464
Icon Luxembourg Sarl Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 7.0636% 7/3/28 (c)(g)(q)	288,490	288,023
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.8197% 11/15/28 (c)(g)(q)	992,500	971,161
		4,149,686
Health Care Technology - 0.0%
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.0608% 2/15/29 (c)(g)(q)	1,339,176	1,235,390
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (g)(q)(s)	228,120	210,440
		1,445,830
Life Sciences Tools & Services - 0.0%
PRA Health Sciences, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 7% 7/3/28 (c)(g)(q)	71,877	71,761
Pharmaceuticals - 0.1%
Elanco Animal Health, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.3156% 8/1/27 (c)(g)(q)	2,795,742	2,735,830
Grifols, S.A. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 6.5697% 11/15/27 (c)(g)(q)	1,336,083	1,301,011
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8.0697% 5/5/28 (c)(g)(q)	1,105,841	1,103,674
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 7.75% 6/2/28 (c)(g)(q)	1,283,873	1,267,825
Sunshine Luxembourg VII SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 10/2/26 (g)(q)(r)	451,347	438,434
		6,846,774
TOTAL HEALTH CARE		14,314,127
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
TransDigm, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8/13/28 (g)(q)(r)	935,590	932,671
Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 6.9799% 12/9/25 (c)(g)(q)	188,130	187,613
		1,120,284
Airlines - 0.0%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 9.5577% 4/20/28 (c)(g)(q)	203,156	207,912
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.5677% 4/21/28 (c)(g)(q)	1,589,147	1,584,189
		1,792,101
Building Products - 0.0%
AZZ, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.9676% 5/13/29 (c)(g)(q)	93,444	93,372
Commercial Services & Supplies - 0.0%
Maverick Purchaser Sub LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.4698% 1/23/27 (c)(g)(q)	275,605	272,044
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9.735% 4/11/29 (c)(g)(q)	250,000	229,375
Prime Security Services Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 7.5173% 9/23/26 (c)(g)(q)	439,487	438,388
Trugreen LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 10/30/27 (g)(q)(r)	226,441	207,193
		1,147,000
Professional Services - 0.0%
Element Materials Technology Group:
Tranche B 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 4.250% 8.9302% 6/24/29 (c)(g)(q)	193,957	192,140
Tranche DD 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 4.250% 8.9302% 6/24/29 (c)(g)(q)	89,519	88,680
		280,820
Road & Rail - 0.0%
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 6.7299% 12/30/26 (c)(g)(q)	971,550	968,314
TOTAL INDUSTRIALS		5,401,891
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
CommScope, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.8849% 4/4/26 (c)(g)(q)	1,570,082	1,522,194
Electronic Equipment & Components - 0.0%
Coherent Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.3849% 7/1/29 (c)(g)(q)	420,971	418,340
Ingram Micro, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 7/2/28 (g)(q)(r)	320,485	318,482
		736,822
IT Services - 0.0%
Arches Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.9676% 12/4/27 (c)(g)(q)	264,319	248,460
DTI Holdco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 4/26/29 (g)(q)(r)	95,364	88,808
Peraton Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.3849% 2/1/28 (c)(g)(q)	1,487,334	1,471,300
		1,808,568
Semiconductors & Semiconductor Equipment - 0.0%
Entegris, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 7.5884% 7/6/29 (c)(g)(q)	500,000	500,520
Software - 0.0%
Central Parent, Inc. 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 4.500% 9.0802% 7/6/29 (c)(g)(q)	525,591	523,568
Gen Digital, Inc.:
Tranche A2 1LN, term loan CME Term SOFR 1 Month Index + 1.750% 9/12/27 (g)(q)(r)	315,385	309,077
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 6.7176% 9/12/29 (c)(g)(q)	1,664,499	1,645,473
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.4178% 3/1/29 (c)(g)(q)	2,835,750	2,654,971
Open Text Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.1614% 8/25/29 (c)(g)(q)	199,464	199,059
Oracle Corp. term loan CME Term SOFR 1 Month Index + 1.600% 8/16/27 (e)(g)(q)(r)	2,844,924	2,816,475
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4/26/24 (g)(q)(r)	920,304	917,672
Proofpoint, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 7.9849% 8/31/28 (c)(g)(q)	106,932	103,784
RealPage, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 7.6349% 4/22/28 (c)(g)(q)	147,254	142,432
Safe Fleet Holdings LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 2/23/29 (g)(q)(r)	123,680	120,717
Sophia LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 8.2299% 10/7/27 (c)(g)(q)	264,294	259,944
		9,693,172
TOTAL INFORMATION TECHNOLOGY		14,261,276
MATERIALS - 0.0%
Chemicals - 0.0%
Starfruit U.S. Holdco LLC Tranche B, term loan 1 month U.S. LIBOR + 2.750% 7.526% 10/1/25 (c)(g)(q)	2,002,681	1,988,663
Zep, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8/11/24 (g)(q)(r)	540,248	424,095
		2,412,758
Containers & Packaging - 0.0%
Berry Global, Inc. Tranche Z 1LN, term loan 1 month U.S. LIBOR + 1.750% 6.325% 7/1/26 (c)(g)(q)	528,370	526,627
TOTAL MATERIALS		2,939,385
UTILITIES - 0.0%
Electric Utilities - 0.0%
Brookfield WEC Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.3676% 8/1/25 (c)(g)(q)	99,750	99,609
Independent Power and Renewable Electricity Producers - 0.0%
Calpine Corp. Tranche B9 1LN, term loan 1 month U.S. LIBOR + 2.000% 4/5/26 (g)(q)(r)	1,681,517	1,675,682
TOTAL UTILITIES		1,775,291
TOTAL BANK LOAN OBLIGATIONS (Cost $66,019,621)		64,178,567

Bank Notes - 0.0%
	Principal Amount (a)	Value ($)
Discover Bank:
3.45% 7/27/26	435,000	404,967
4.65% 9/13/28	500,000	476,034
4.682% 8/9/28 (c)	3,503,000	3,351,174
Regions Bank 6.45% 6/26/37	2,533,000	2,638,337
TOTAL BANK NOTES (Cost $6,788,715)		6,870,512

Fixed-Income Funds - 69.3%
	Shares	Value ($)
Bank Loan Funds - 0.1%
T. Rowe Price Institutional Floating Rate Fund - F Class	8,123,009	75,625,211
High Yield Fixed-Income Funds - 0.9%
T. Rowe Price Fund	19,198,291	163,761,424
TCW Emerging Markets Income Fund Class N	33,148,430	260,878,142
TOTAL HIGH YIELD FIXED-INCOME FUNDS		424,639,566
Intermediate Government Funds - 5.1%
Fidelity SAI U.S. Treasury Bond Index Fund (t)	208,435,137	1,805,048,282
iShares 3-7 Year Treasury Bond ETF (u)	6,204,040	710,362,580
TOTAL INTERMEDIATE GOVERNMENT FUNDS		2,515,410,862
Intermediate-Term Bond Funds - 57.6%
American Funds The Bond Fund of America Class F2	102,808,782	1,167,907,768
Baird Aggregate Bond Fund Class Institutional	106,186,398	1,022,575,012
Baird Core Plus Bond Fund - Institutional Class	92,353,412	914,298,784
Columbia Mortgage Opportunities Fund Class A	24,796,164	200,848,925
DoubleLine Total Return Bond Fund Class N	203,725,153	1,798,893,100
Fidelity SAI Total Bond Fund (t)	600,764,222	5,340,793,933
Fidelity U.S. Bond Index Fund (t)	68,814,485	701,219,597
iShares Core U.S. Aggregate Bond ETF (u)	5,351,120	520,717,487
John Hancock Bond Fund Class R6	44,304,015	595,002,917
JPMorgan Core Plus Bond Fund Class A	70,858,812	506,640,505
PIMCO Income Fund Institutional Class	64,618,445	670,739,456
PIMCO Investment Grade Credit Bond Fund Institutional Class	48,301,377	421,671,017
PIMCO Mortgage Opportunities Fund Institutional Class	147,824,388	1,395,462,225
PIMCO Total Return Fund Institutional Class	722,953,258	6,137,873,124
Voya Intermediate Bond Fund Class I	167,557,454	1,437,642,952
Western Asset Core Bond Fund Class I	223,855,641	2,384,062,573
Western Asset Core Plus Bond Fund Class I	314,995,483	2,960,957,545
Western Asset Corporate Bond Fund - Class I	25,961,281	274,410,745
TOTAL INTERMEDIATE-TERM BOND FUNDS		28,451,717,665
Long Government Bond Funds - 3.7%
Fidelity SAI Long-Term Treasury Bond Index Fund (t)	59,540,578	460,248,664
iShares 20+ Year Treasury Bond ETF	2,571,830	261,580,829
iShares 7-10 Year Treasury Bond ETF (u)	5,481,311	524,890,341
SPDR Portfolio Long Term Treasury ETF (u)	19,819,420	585,267,473
TOTAL LONG GOVERNMENT BOND FUNDS		1,831,987,307
Short-Term Bond - 1.9%
Fidelity Short-Term Treasury Bond Index Fund (t)	72,651	713,436
iShares 1-5 Year Investment Grade Corporate Bond ETF (u)	18,931,107	945,040,861
TOTAL SHORT-TERM BOND		945,754,297
TOTAL FIXED-INCOME FUNDS (Cost $39,444,146,575)		34,245,134,908

Preferred Securities - 0.2%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telefonica Europe BV 3.875% (Reg. S) (c)(i)	600,000	596,567
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen International Finance NV:
3.5% (Reg. S) (c)(i)	5,100,000	5,153,652
3.748% (Reg. S) (c)(i)	300,000	277,736
		5,431,388
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
British American Tobacco PLC 3% (Reg. S) (c)(i)	2,600,000	2,245,420
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
BP Capital Markets PLC 4.375% (c)(i)	6,695,000	6,512,418
Energy Transfer LP:
6.5% (c)(i)	3,770,000	3,546,631
6.625% (c)(i)	730,000	597,513
7.125% (c)(i)	2,520,000	2,292,855
		12,949,417
FINANCIALS - 0.1%
Banks - 0.1%
AIB Group PLC 6.25% (Reg. S) (c)(i)	690,000	698,758
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (c)(i)	800,000	838,902
Bank of Nova Scotia 3 month U.S. LIBOR + 2.640% 7.4539% (c)(g)(i)	12,927,000	12,667,665
Barclays PLC:
5.875% (Reg. S) (c)(i)	650,000	735,710
8.875% (c)(i)	300,000	369,614
BNP Paribas SA 6.625% (Reg. S) (c)(i)	830,000	837,249
Citigroup, Inc. 3.875% (c)(i)	4,320,000	3,880,531
JPMorgan Chase & Co. 4.6% (c)(i)	7,120,000	6,630,201
Societe Generale 7.875% (Reg. S) (c)(i)	415,000	420,517
U.S. Bancorp 3.7% (c)(i)	4,850,000	4,102,494
		31,181,641
Capital Markets - 0.0%
Credit Suisse Group AG 7.5% (Reg. S) (c)(i)	2,750,000	2,545,283
Goldman Sachs Group, Inc.:
3.65% (c)(i)	1,750,000	1,483,153
4.125% (c)(i)	2,505,000	2,182,853
		6,211,289
Consumer Finance - 0.0%
Ally Financial, Inc. 4.7% (c)(i)	350,000	274,924
American Express Co. 3.55% (c)(i)	770,000	659,424
		934,348
Insurance - 0.0%
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(i)	2,650,000	2,524,893
TOTAL FINANCIALS		40,852,171
INDUSTRIALS - 0.0%
Road & Rail - 0.0%
National Express Group PLC 4.25% (Reg. S) (c)(i)	320,000	341,759
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Aroundtown SA 3.375% (Reg. S) (c)(i)	2,200,000	1,242,837
AT Securities BV 5.25% (Reg. S) (c)(i)	2,750,000	1,466,452
Citycon Oyj 4.496% (Reg. S) (c)(i)	450,000	291,168
CPI Property Group SA 3.75% (Reg. S) (c)(i)	1,325,000	709,460
Grand City Properties SA 1.5% (Reg. S) (c)(i)	2,400,000	1,266,550
Heimstaden Bostad AB:
3.248% (Reg. S) (c)(i)	2,085,000	1,690,833
3.625% (Reg. S) (c)(i)	185,000	122,623
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (c)(i)	770,000	363,729
		7,153,652
UTILITIES - 0.0%
Electric Utilities - 0.0%
Electricite de France SA 5.625% (Reg. S) (c)(i)	3,500,000	3,402,542
SSE PLC 3.74% (Reg. S) (c)(i)	635,000	732,579
		4,135,121
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp. 7% (b)(c)(i)	2,575,000	2,446,109
Multi-Utilities - 0.0%
ELM BV for Firmenich International SA 3.75% (Reg. S) (c)(i)	290,000	298,128
Veolia Environnement SA 2% (Reg. S) (c)(i)	1,300,000	1,142,313
		1,440,441
TOTAL UTILITIES		8,021,671
TOTAL PREFERRED SECURITIES (Cost $93,701,425)		77,592,045

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (v)	425,346,910	425,431,980
Fidelity Investments Money Market Government Portfolio Institutional Class 4.50% (t)(w)	126,976,060	126,976,060
Fidelity Securities Lending Cash Central Fund 4.63% (v)(x)	55,917,682	55,923,273
State Street Institutional U.S. Government Money Market Fund Premier Class 4.43% (w)	144,713,270	144,713,270
TOTAL MONEY MARKET FUNDS (Cost $753,040,937)		753,044,583

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.0%
Option with an exercise rate of 4.25% on a credit default swap with Goldman Sachs Bank U.S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 38 Index expiring December 2027, paying 5% quarterly.	3/15/23	EUR	5,750,000	29,947
Option with an exercise rate of 5.00% on a credit default swap with Goldman Sachs Bank U.S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 38 Index expiring December 2027, paying 5% quarterly.	3/15/23	EUR	14,350,000	9,825

TOTAL PURCHASED SWAPTIONS (Cost $291,819)				39,772
TOTAL INVESTMENT IN SECURITIES - 104.2% (Cost $58,203,014,335)	51,519,462,564
NET OTHER ASSETS (LIABILITIES) - (4.2)%	(2,088,810,461)
NET ASSETS - 100.0%	49,430,652,103

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 3/1/53	(2,650,000)	(2,221,157)
2% 3/1/53	(600,000)	(502,900)
2% 3/1/53	(6,500,000)	(5,448,121)
2% 3/1/53	(1,500,000)	(1,257,259)
2% 3/1/53	(12,950,000)	(10,854,334)
2% 3/1/53	(31,500,000)	(26,402,434)
2% 3/1/53	(9,700,000)	(8,130,273)
2% 3/1/53	(23,600,000)	(19,780,871)

TOTAL GINNIE MAE		(74,597,349)

Uniform Mortgage Backed Securities
1.5% 3/1/38	(2,500,000)	(2,161,194)
1.5% 3/1/38	(6,950,000)	(6,008,120)
1.5% 3/1/38	(100,000)	(86,448)
1.5% 3/1/38	(2,100,000)	(1,815,403)
1.5% 3/1/38	(8,550,000)	(7,391,284)
1.5% 3/1/38	(2,000,000)	(1,728,955)
1.5% 3/1/38	(8,250,000)	(7,131,941)
2% 3/1/38	(3,200,000)	(2,840,061)
2% 3/1/38	(6,600,000)	(5,857,625)
2% 3/1/38	(650,000)	(576,887)
2% 3/1/38	(1,400,000)	(1,242,527)
2% 3/1/53	(2,925,000)	(2,381,694)
2% 3/1/53	(2,350,000)	(1,913,497)
2% 3/1/53	(3,800,000)	(3,094,166)
2% 3/1/53	(55,850,000)	(45,476,097)
2% 3/1/53	(34,750,000)	(28,295,333)
2% 3/1/53	(24,300,000)	(19,786,377)
2% 3/1/53	(38,050,000)	(30,982,372)
2% 3/1/53	(5,100,000)	(4,152,696)
2% 3/1/53	(6,750,000)	(5,496,216)
2% 3/1/53	(3,700,000)	(3,012,741)
2% 3/1/53	(4,950,000)	(4,030,558)
2% 3/1/53	(4,300,000)	(3,501,293)
2% 3/1/53	(6,200,000)	(5,048,376)
2% 3/1/53	(5,900,000)	(4,804,100)
2% 3/1/53	(8,550,000)	(6,961,873)
2.5% 3/1/53	(5,150,000)	(4,363,020)
2.5% 3/1/53	(12,300,000)	(10,420,417)
2.5% 3/1/53	(4,150,000)	(3,515,832)
2.5% 3/1/53	(1,750,000)	(1,482,580)
2.5% 3/1/53	(7,800,000)	(6,608,070)
2.5% 3/1/53	(3,300,000)	(2,795,722)
2.5% 3/1/53	(725,000)	(614,212)
2.5% 3/1/53	(1,050,000)	(889,548)
2.5% 3/1/53	(425,000)	(360,055)
2.5% 3/1/53	(550,000)	(465,954)
2.5% 3/1/53	(600,000)	(508,313)
2.5% 3/1/53	(1,100,000)	(931,907)
2.5% 3/1/53	(2,150,000)	(1,821,455)
2.5% 3/1/53	(1,100,000)	(931,907)
2.5% 3/1/53	(5,850,000)	(4,956,052)
2.5% 3/1/53	(14,450,000)	(12,241,872)
2.5% 3/1/53	(3,000,000)	(2,541,565)
2.5% 3/1/53	(7,450,000)	(6,311,554)
3% 3/1/53	(10,900,000)	(9,587,312)
3% 3/1/53	(30,300,000)	(26,650,968)
3% 3/1/53	(3,650,000)	(3,210,430)
3% 3/1/53	(10,100,000)	(8,883,656)
3% 3/1/53	(2,050,000)	(1,803,118)
3% 3/1/53	(4,050,000)	(3,562,258)
3% 3/1/53	(6,500,000)	(5,717,204)
3.5% 3/1/53	(2,000,000)	(1,820,939)
3.5% 3/1/53	(600,000)	(546,282)
3.5% 3/1/53	(900,000)	(819,422)
3.5% 3/1/53	(3,000,000)	(2,731,408)
3.5% 3/1/53	(12,500,000)	(11,380,868)
3.5% 3/1/53	(11,375,000)	(10,356,589)
3.5% 3/1/53	(7,850,000)	(7,147,185)
3.5% 4/1/53	(12,275,000)	(11,182,724)
5% 3/1/53	(3,600,000)	(3,537,561)
5.5% 3/1/53	(850,000)	(848,506)
5.5% 3/1/53	(3,125,000)	(3,119,506)
5.5% 3/1/53	(5,150,000)	(5,140,946)
5.5% 3/1/53	(11,350,000)	(11,330,046)
5.5% 3/1/53	(3,500,000)	(3,493,847)
6.5% 3/1/53	(1,450,000)	(1,484,996)
6.5% 3/1/53	(5,400,000)	(5,530,334)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(407,423,974)

TOTAL TBA SALE COMMITMENTS (Proceeds $486,209,438)		(482,021,323)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	12	Mar 2023	950,083	(41,039)	(41,039)
Eurex Euro-Bobl Contracts (Germany)	27	Mar 2023	3,289,299	(78,647)	(78,647)
Eurex Euro-Bund Contracts (Germany)	53	Mar 2023	7,450,682	(344,162)	(344,162)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	1	Mar 2023	142,028	819	819
TME 10 Year Canadian Note Contracts (Canada)	55	Jun 2023	4,896,592	1,676	1,676

TOTAL BOND INDEX CONTRACTS					(461,353)

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	1,356	Jun 2023	151,405,875	(301,844)	(301,844)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,857	Jun 2023	378,320,227	(1,023,026)	(1,023,026)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	1,322	Jun 2023	141,526,297	(745,778)	(745,778)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	159	Jun 2023	19,909,781	(3,020)	(3,020)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	209	Jun 2023	28,228,063	2,694	2,694

TOTAL TREASURY CONTRACTS					(2,070,974)

TOTAL PURCHASED					(2,532,327)

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	57	Jun 2023	6,853,502	44,371	44,371

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	72	Jun 2023	8,039,250	(14,766)	(14,766)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	43	Jun 2023	8,760,242	23,877	23,877
CBOT 5-Year U.S. Treasury Note Contracts (United States)	29	Jun 2023	3,104,586	9,922	9,922
CBOT Long Term U.S. Treasury Bond Contracts (United States)	712	Jun 2023	89,155,750	5,475	5,475
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	48	Jun 2023	6,483,000	(32,178)	(32,178)

TOTAL TREASURY CONTRACTS					(7,670)

TOTAL SOLD					36,701

TOTAL FUTURES CONTRACTS					(2,495,626)
The notional amount of futures purchased as a percentage of Net Assets is 1.5%
The notional amount of futures sold as a percentage of Net Assets is 0.2%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	68,676,810	USD	73,107,351	JPMorgan Chase Bank, N.A.	3/02/23	(467,888)
GBP	15,174,746	USD	18,312,125	Bank of America, N.A.	3/02/23	(59,182)
USD	75,008,448	EUR	68,676,810	Citibank, N. A.	3/02/23	2,368,986
USD	21,059,590	GBP	17,075,127	BNP Paribas S.A.	3/02/23	520,774
USD	73,251,881	EUR	68,676,810	JPMorgan Chase Bank, N.A.	4/04/23	461,209
USD	18,323,131	GBP	15,174,746	Bank of America, N.A.	4/04/23	58,553
CAD	88,000	USD	65,291	Bank of America, N.A.	4/20/23	(766)
CAD	108,000	USD	80,724	Brown Brothers Harriman & Co	4/20/23	(1,534)
CAD	232,000	USD	170,601	Goldman Sachs Bank USA	4/20/23	(489)
EUR	77,000	USD	83,363	Bank of America, N.A.	4/20/23	(1,679)
EUR	296,000	USD	322,134	Bank of America, N.A.	4/20/23	(8,126)
EUR	802,000	USD	873,578	Bank of America, N.A.	4/20/23	(22,787)
EUR	59,000	USD	64,713	Bank of America, N.A.	4/20/23	(2,123)
EUR	322,000	USD	342,096	Bank of America, N.A.	4/20/23	(506)
EUR	92,000	USD	98,269	Brown Brothers Harriman & Co	4/20/23	(672)
EUR	317,000	USD	345,833	JPMorgan Chase Bank, N.A.	4/20/23	(9,548)
EUR	469,000	USD	504,939	JPMorgan Chase Bank, N.A.	4/20/23	(7,407)
EUR	77,000	USD	82,212	JPMorgan Chase Bank, N.A.	4/20/23	(528)
EUR	1,018,000	USD	1,083,594	JPMorgan Chase Bank, N.A.	4/20/23	(3,662)
GBP	172,000	USD	211,825	Bank of America, N.A.	4/20/23	(4,742)
GBP	170,000	USD	211,235	Brown Brothers Harriman & Co	4/20/23	(6,560)
GBP	465,000	USD	575,931	Brown Brothers Harriman & Co	4/20/23	(16,086)
GBP	194,000	USD	239,192	JPMorgan Chase Bank, N.A.	4/20/23	(5,623)
GBP	1,066,000	USD	1,298,189	JPMorgan Chase Bank, N.A.	4/20/23	(14,760)
GBP	288,000	USD	349,242	JPMorgan Chase Bank, N.A.	4/20/23	(2,499)
USD	104,555	AUD	150,000	HSBC Bank	4/20/23	3,440
USD	120,317	CAD	163,000	BNP Paribas S.A.	4/20/23	798
USD	32,932	CAD	44,000	Bank of America, N.A.	4/20/23	670
USD	136,559	CAD	182,000	Bank of America, N.A.	4/20/23	3,109
USD	76,029	CAD	102,000	Bank of America, N.A.	4/20/23	1,238
USD	73,364	CAD	98,000	HSBC Bank	4/20/23	1,507
USD	65,465,742	EUR	60,457,000	BNP Paribas S.A.	4/20/23	1,330,754
USD	152,590	EUR	140,000	Bank of America, N.A.	4/20/23	4,073
USD	123,089	EUR	113,000	Brown Brothers Harriman & Co	4/20/23	3,215
USD	2,695,680	EUR	2,495,000	Citibank, N. A.	4/20/23	48,893
USD	287,600	EUR	265,000	JPMorgan Chase Bank, N.A.	4/20/23	6,478
USD	166,019	EUR	152,000	JPMorgan Chase Bank, N.A.	4/20/23	4,772
USD	1,038,796	EUR	952,000	JPMorgan Chase Bank, N.A.	4/20/23	28,880
USD	371,551	EUR	338,000	JPMorgan Chase Bank, N.A.	4/20/23	12,988
USD	164,034	EUR	153,000	JPMorgan Chase Bank, N.A.	4/20/23	1,726
USD	42,905,824	GBP	35,110,000	Bank of America, N.A.	4/20/23	634,540
USD	86,667	GBP	70,000	Bank of America, N.A.	4/20/23	2,389
USD	340,457	GBP	276,000	Brown Brothers Harriman & Co	4/20/23	8,162
USD	265,818	GBP	219,000	Brown Brothers Harriman & Co	4/20/23	2,149
USD	1,977,987	GBP	1,644,000	Brown Brothers Harriman & Co	4/20/23	(1,335)
USD	219,101	GBP	179,000	HSBC Bank	4/20/23	3,591
USD	86,626	GBP	70,000	JPMorgan Chase Bank, N.A.	4/20/23	2,348
USD	84,052	GBP	69,000	State Street Bank and Trust Co	4/20/23	978
USD	913,773	GBP	737,000	State Street Bank and Trust Co	4/20/23	26,449

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						4,904,167

Unrealized Appreciation						5,542,669
Unrealized Depreciation						(638,502)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount (1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		1,420,000	19,244	(20,803)	(1,559)
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		740,000	10,029	687	10,716
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		2,700,000	36,591	(30,444)	6,147
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		2,180,000	29,544	(20,047)	9,497
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		2,170,000	29,408	(18,735)	10,673
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		3,220,000	43,638	(35,472)	8,166
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		1,960,000	26,562	(40,339)	(13,777)
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		2,210,000	29,950	(16,954)	12,996
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		230,000	3,117	(778)	2,339
CMBX N.A. AAA Index Series 13	Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		1,820,000	24,665	(5,544)	19,121
CMBX N.A. AAA Index Series 13	Dec 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly		3,570,000	48,381	(68,269)	(19,888)
CMBX N.A. AAA Index Series 13	Dec 2072	JPMorgan Securities LLC	(0.5%)	Monthly		1,630,000	22,090	(6,484)	15,606
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		11,000,000	149,073	(180,476)	(31,403)
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		5,110,000	69,251	(70,928)	(1,677)
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		6,600,000	89,444	(45,138)	44,306
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		2,180,000	29,544	(15,518)	14,026
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		2,680,000	36,320	(25,294)	11,026
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		3,330,000	45,128	(17,866)	27,262
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		6,590,000	89,308	(45,983)	43,325
CMBX N.A. AAA Index Series 13	Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		4,080,000	55,293	(55,128)	165
Intesa Sanpaolo SpA	Dec 2027	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	1,500,000	(10,065)	(8,847)	(18,912)

TOTAL CREDIT DEFAULT SWAPS							876,515	(728,360)	148,155

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty (1)	Maturity Date	Notional Amount (2)	Value ($)	Upfront Premium Received/ (Paid) ($) (3)	Unrealized Appreciation/ (Depreciation) ($)
4.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Mar 2025	62,367,000	(996,811)	0	(996,811)
1.03%	Semi - annual	3-month LIBOR (4)	Quarterly	CME	Jul 2025	59,390,000	(4,224,083)	0	(4,224,083)
1.03%	Semi - annual	3-month LIBOR (4)	Quarterly	CME	Jul 2025	43,930,000	(3,119,761)	0	(3,119,761)
1.07%	Semi - annual	3-month LIBOR (4)	Quarterly	CME	Jul 2025	29,695,000	(2,116,100)	0	(2,116,100)
1.39%	Semi - annual	3-month LIBOR (4)	Quarterly	CME	Sep 2025	99,195,000	(6,025,916)	0	(6,025,916)
4%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Mar 2028	37,537,000	(1,056,806)	0	(1,056,806)
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Mar 2030	2,838,000	(92,278)	0	(92,278)
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Mar 2033	2,586,000	(102,562)	0	(102,562)
3.25%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Mar 2053	573,000	(44,776)	0	(44,776)
3-month LIBOR (4)	Quarterly	1.77%	Semi - annual	CME	Jul 2053	4,960,000	1,556,704	0	1,556,704
3-month LIBOR (4)	Quarterly	1.79%	Semi - annual	CME	Jul 2053	3,675,000	1,156,154	0	1,156,154
3-month LIBOR (4)	Quarterly	1.81%	Semi - annual	CME	Jul 2053	2,480,000	795,363	0	795,363
3-month LIBOR (4)	Quarterly	1.87%	Semi - annual	CME	Sep 2053	8,465,000	2,423,464	0	2,423,464
TOTAL INTEREST RATE SWAPS							(11,847,408)	0	(11,847,408)

(1)Swaps with CME Group (CME) and LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,756,766,720 or 5.6% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Non-income producing - Security is in default.
(e)	Level 3 security
(f)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $24,443,757.

(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,596,603.
(l)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $2,285,999.
(m)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(n)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(o)	Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(p)	Non-income producing
(q)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(r)	The coupon rate will be determined upon settlement of the loan after period end.
(s)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $228,120 and $210,440, respectively.

(t)	Affiliated Fund
(u)	Security or a portion of the security is on loan at period end.
(v)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(w)	The rate quoted is the annualized seven-day yield of the fund at period end.
(x)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	203,954,736	2,148,755,977	1,927,278,732	12,861,060	-	(1)	425,431,980	1.0%
Fidelity Securities Lending Cash Central Fund 4.63%	479,605,850	3,256,972,985	3,680,655,562	302,635	-	-	55,923,273	0.2%
Total	683,560,586	5,405,728,962	5,607,934,294	13,163,695	-	(1)	481,355,253

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 4.50%	272,629,434	2,627,419,460	2,773,072,834	4,860,214	-	-	126,976,060
Fidelity SAI Long-Term Treasury Bond Index Fund	688,966,402	88,478,019	150,000,000	13,477,915	(5,159,303)	(162,036,454)	460,248,664
Fidelity SAI Total Bond Fund	6,047,905,816	267,541,980	250,000,000	192,541,979	(26,346,627)	(698,307,236)	5,340,793,933
Fidelity SAI U.S. Treasury Bond Index Fund	758,641,599	1,424,320,832	250,000,000	20,696,182	(5,188,426)	(122,725,723)	1,805,048,282
Fidelity Short-Term Treasury Bond Index Fund	-	366,507,784	368,000,000	2,031,993	2,200,355	5,297	713,436
Fidelity U.S. Bond Index Fund	2,985,839	1,722,427,732	932,691,468	22,424,944	(56,362,821)	(35,139,685)	701,219,597
	7,771,129,090	6,496,695,807	4,723,764,302	256,033,227	(90,856,822)	(1,018,203,801)	8,434,999,972

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	4,078,206	-	-	4,078,206

Corporate Bonds	4,497,936,505	-	4,490,506,004	7,430,501

U.S. Government and Government Agency Obligations	4,647,221,606	-	4,647,221,606	-

U.S. Government Agency - Mortgage Securities	4,778,822,064	-	4,778,822,064	-

Asset-Backed Securities	1,017,273,770	-	1,017,273,770	-

Collateralized Mortgage Obligations	332,710,310	-	332,710,310	-

Commercial Mortgage Securities	886,058,015	-	886,058,015	-

Municipal Securities	94,387,432	-	94,387,432	-

Foreign Government and Government Agency Obligations	114,114,269	-	114,114,269	-

Bank Loan Obligations	64,178,567	-	61,362,092	2,816,475

Bank Notes	6,870,512	-	6,870,512	-

Fixed-Income Funds	34,245,134,908	34,245,134,908	-	-

Preferred Securities	77,592,045	-	77,592,045	-

Money Market Funds	753,044,583	753,044,583	-	-

Purchased Swaptions	39,772	-	39,772	-
Total Investments in Securities:	51,519,462,564	34,998,179,491	16,506,957,891	14,325,182
Derivative Instruments:

Assets
Futures Contracts	88,834	88,834	-	-
Forward Foreign Currency Contracts	5,542,669	-	5,542,669	-
Swaps	6,818,265	-	6,818,265	-
Total Assets	12,449,768	88,834	12,360,934	-

Liabilities
Futures Contracts	(2,584,460)	(2,584,460)	-	-
Forward Foreign Currency Contracts	(638,502)	-	(638,502)	-
Swaps	(17,789,158)	-	(17,789,158)	-
Total Liabilities	(21,012,120)	(2,584,460)	(18,427,660)	-
Total Derivative Instruments:	(8,562,352)	(2,495,626)	(6,066,726)	-
Other Financial Instruments:

TBA Sale Commitments	(482,021,323)	-	(482,021,323)	-
Total Other Financial Instruments:	(482,021,323)	-	(482,021,323)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Purchased Swaptions (a)	39,772	0
Swaps (b)	886,580	(10,065)
Total Credit Risk	926,352	(10,065)
Foreign Exchange Risk
Forward Foreign Currency Contracts (c)	5,542,669	(638,502)
Total Foreign Exchange Risk	5,542,669	(638,502)
Interest Rate Risk
Futures Contracts (d)	88,834	(2,584,460)
Swaps (e)	5,931,685	(17,779,093)
Total Interest Rate Risk	6,020,519	(20,363,553)
Total Value of Derivatives	12,489,540	(21,012,120)

(a)Gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.

(b)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(c)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(d)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(e)For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $54,792,084) - See accompanying schedule:
Unaffiliated issuers (cost $48,285,606,467)	$42,603,107,339
Fidelity Central Funds (cost $481,351,608)	481,355,253
Other affiliated issuers (cost $9,436,056,260)	8,434,999,972

Total Investment in Securities (cost $58,203,014,335)		$51,519,462,564
Segregated cash with brokers for derivative instruments		7,491,497
Segregated cash with brokers for mortgage/asset-backed securities		1,045,000
Cash		4,312,326
Foreign currency held at value (cost $4,263,750)		4,238,705
Receivable for investments sold
Regular delivery		209,605,865
Delayed delivery		120,179,422
Receivable for TBA sale commitments		486,209,438
Unrealized appreciation on forward foreign currency contracts		5,542,669
Receivable for fund shares sold		56,668,297
Dividends receivable		154,072
Interest receivable		101,252,335
Distributions receivable from Fidelity Central Funds		1,587,281
Receivable for daily variation margin on futures contracts		17,326
Bi-lateral OTC swaps, at value		886,580
Other receivables		375,639
Total assets		52,519,029,016
Liabilities
Payable for investments purchased
Regular delivery	$359,254,702
Delayed delivery	2,157,085,297
TBA sale commitments, at value	482,021,323
Unrealized depreciation on forward foreign currency contracts	638,502
Payable for fund shares redeemed	22,059,316
Distributions payable	9,657,774
Bi-lateral OTC swaps, at value	10,065
Accrued management fee	1,116,858
Payable for daily variation margin on centrally cleared OTC swaps	41,716
Other payables and accrued expenses	568,087
Collateral on securities loaned	55,923,273
Total Liabilities		3,088,376,913
Net Assets		$49,430,652,103
Net Assets consist of:
Paid in capital		$57,250,062,738
Total accumulated earnings (loss)		(7,819,410,635)
Net Assets		$49,430,652,103
Net Asset Value , offering price and redemption price per share ($49,430,652,103 ÷ 5,470,833,322 shares)		$9.04

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends:
Unaffiliated issuers		$917,510,719
Affiliated issuers		256,033,227
Interest		476,149,576
Income from Fidelity Central Funds (including $302,635 from security lending)		13,163,695
Total Income		1,662,857,217
Expenses
Management fee	$130,142,823
Custodian fees and expenses	263,552
Independent trustees' fees and expenses	302,831
Registration fees	161,575
Audit	82,933
Legal	71,962
Miscellaneous	341,181
Total expenses before reductions	131,366,857
Expense reductions	(116,819,274)
Total expenses after reductions		14,547,583
Net Investment income (loss)		1,648,309,634
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(884,293,448)
Affiliated issuers	(90,856,822)
Forward foreign currency contracts	18,527,212
Foreign currency transactions	(348,443)
Futures contracts	(18,437,659)
Swaps	(11,073,364)
Capital gain distributions from underlying funds:
Unaffiliated issuers	1,676,868
Total net realized gain (loss)		(984,805,656)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(4,631,376,331)
Fidelity Central Funds	(1)
Other affiliated issuers	(1,018,203,801)
Forward foreign currency contracts	2,889,045
Assets and liabilities in foreign currencies	60,205
Futures contracts	(2,383,630)
Swaps	(7,516,134)
TBA Sale commitments	4,932,311
Total change in net unrealized appreciation (depreciation)		(5,651,598,336)
Net gain (loss)		(6,636,403,992)
Net increase (decrease) in net assets resulting from operations		$(4,988,094,358)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,648,309,634	$1,047,633,596
Net realized gain (loss)	(984,805,656)	(75,964,920)
Change in net unrealized appreciation (depreciation)	(5,651,598,336)	(2,042,290,895)
Net increase (decrease) in net assets resulting from operations	(4,988,094,358)	(1,070,622,219)
Distributions to shareholders	(1,652,396,379)	(1,410,204,963)
Share transactions
Proceeds from sales of shares	16,370,236,785	13,994,284,626
Reinvestment of distributions	1,544,313,693	1,354,235,367
Cost of shares redeemed	(7,925,964,137)	(8,291,396,644)
Net increase (decrease) in net assets resulting from share transactions	9,988,586,341	7,057,123,349
Total increase (decrease) in net assets	3,348,095,604	4,576,296,167

Net Assets
Beginning of period	46,082,556,499	41,506,260,332
End of period	$49,430,652,103	$46,082,556,499

Other Information
Shares
Sold	1,722,462,706	1,293,253,783
Issued in reinvestment of distributions	166,781,936	125,192,398
Redeemed	(842,985,612)	(773,173,471)
Net increase (decrease)	1,046,259,030	645,272,710

Financial Highlights
Strategic Advisers® Core Income Fund

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.42	$10.98	$11.13	$10.38	$10.38
Income from Investment Operations
Net investment income (loss) B,C	.331	.250	.286	.354	.324
Net realized and unrealized gain (loss)	(1.382)	(.468)	.116	.796	(.009)
Total from investment operations	(1.051)	(.218)	.402	1.150	.315
Distributions from net investment income	(.329)	(.252)	(.292)	(.350)	(.309)
Distributions from net realized gain	-	(.090)	(.260)	(.050)	(.006)
Total distributions	(.329)	(.342)	(.552)	(.400)	(.315)
Net asset value, end of period	$9.04	$10.42	$10.98	$11.13	$10.38
Total Return D	(10.12)%	(2.06)%	3.59%	11.25%	3.10%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.28%	.28%	.28%	.28%	.30%
Expenses net of fee waivers, if any	.03%	.03%	.03%	.03%	.05%
Expenses net of all reductions	.03%	.03%	.03%	.03%	.05%
Net investment income (loss)	3.53%	2.31%	2.54%	3.28%	3.15%
Supplemental Data
Net assets, end of period (000 omitted)	$49,430,652	$46,082,556	$41,506,260	$46,341,080	$38,032,654
Portfolio turnover rate G	116%	110%	109%	65%	78%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's   Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Core Income Fund	$371,819

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the futures contracts, swaps, foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$47,489,182
Gross unrealized depreciation	(6,840,749,358)
Net unrealized appreciation (depreciation)	$(6,793,260,176)
Tax Cost	$58,301,311,141

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,000,209,193)
Net unrealized appreciation (depreciation) on securities and other investments	$(6,794,189,751)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(610,993,050)
Long-term	(389,216,143)
Total capital loss carryforward	$(1,000,209,193)

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$1,652,396,379	$1,094,612,371
Long-term Capital Gains	-	315,592,592
Total	$1,652,396,379	$1,410,204,963

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Strategic Advisers Core Income Fund
Credit Risk
Purchased Options	$(719,662)	$(229,491)
Swaps	(5,546,884)	642,336
Total Credit Risk	(6,266,546)	412,845
Foreign Exchange Risk
Forward Foreign Currency Contracts	18,527,212	2,889,045
Total Foreign Exchange Risk	18,527,212	2,889,045
Interest Rate Risk
Futures Contracts	(18,437,659)	(2,383,630)
Swaps	(5,526,480)	(8,158,470)
Total Interest Rate Risk	(23,964,139)	(10,542,100)
Totals	$(11,703,473)	$(7,240,210)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Total Return Swaps. Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, a fund will receive a payment from or make a payment to the counterparty. A fund enters into total return swaps to manage its market exposure.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Core Income Fund	42,444,867,903	34,183,046,314

5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser), PGIM, Inc. and TCW Investment Management LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

BlackRock Investment Management, LLC has been retained to serve as a sub-adviser for the Fund. As of the date of this report, this sub-adviser has not been allocated any portion of the Fund's assets. This sub-adviser in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2023, the Board approved the appointment of J.P. Morgan Investment Management, Inc. as an additional sub-adviser for the Fund.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Core Income Fund	$4,379

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
8. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Core Income Fund	$82,563

9. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Core Income Fund	$32,113	$-	$-

10. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $ 116,812,082.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7,192.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Core Income Fund
Fidelity SAI Long-Term Treasury Bond Index Fund	14%
Fidelity SAI Total Bond Fund	27%
Fidelity SAI U.S. Treasury Bond Index Fund	13%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity ® ; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women';s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Strategic Advisers® Core Income Fund	.03%
Actual		$ 1,000	$ 982.20	$ .15
Hypothetical- B		$ 1,000	$ 1,024.65	$ .15

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A total of 16.75% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $785,478,856 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at a meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers), the sub-advisory agreements with FIAM LLC (FIAM), PGIM, Inc., and TCW Investment Management Company LLC (TCW) (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (Hong Kong) Limited, and PGIM Limited (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund.  Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2022 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved an amendment to the Sub-Advisory Agreement with FIAM to add a new mandate (FIAM Amendment) and an amendment to the Sub-Advisory Agreement with TCW to add representations regarding a participating affiliate arrangement that TCW has entered into with an advisory affiliate in the United Kingdom (TCW Amendment and collectively with the FIAM Amendment, the Amendments). The Board noted that the addition of the new FIAM mandate would not impact the fund's management fee rate or net expenses as the new mandate would not initially be funded. The Board also noted that no other contract terms are impacted by the Amendments.

In reaching its determination to renew the fund's Advisory Contracts and approve the Amendments, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expenses; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided . The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund. The Board also considered steps taken by the Investment Advisers to continue to provide the same nature, extent, and quality of services to the funds throughout the COVID-19 pandemic. In approving the FIAM Amendment, the Board also took into consideration additional information about the new investment mandate provided by Strategic Advisers and FIAM.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of mutual funds with similar objectives (peer group).

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2021, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the three- and five-year periods and in the second quartile for the one-year period ended December 31, 2021. The Board also noted that the fund had out-performed 71%, 78%, and 83% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2021. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-, three-, and five-year periods shown.

In connection with the approval of the FIAM Amendment, the Board considered the historical investment performance of FIAM and its portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the management fee waiver and considered the fund's contractual maximum aggregate annual management fee rate. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to selected groups of competitive funds (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar investment objective categories (as classified by Lipper) that it believes have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee . The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2021.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses . In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have similar sales load structures. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with similar sales load structures. The Board noted that the fund's total expense ratio ranked below the fund's similar sales load structure group competitive median for the 12-month period ended December 31, 2021.

Fees Charged to Other Clients . The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took Strategic Advisers' management fee waiver into consideration.

Conclusion . Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and each Amendment should be approved because each agreement is in the best interests of the fund and its shareholders. In addition, the Board concluded that the renewal of each Sub-Advisory Agreement and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.912891.112
SSC-ANN-0423

Item 2.

Code of Ethics

As of the end of the period, February 28, 2023, Fidelity Rutland Square Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund and Strategic Advisers Small-Mid Cap Fund (the “Funds”):

Services Billed by PwC

February 28, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$44,700	$3,400	$9,700	$8,600
Strategic Advisers Emerging Markets Fund	$29,500	$2,200	$6,700	$5,800
Strategic Advisers Fidelity International Fund	$43,700	$3,200	$21,100	$8,100
Strategic Advisers Income Opportunities Fund	$26,700	$2,100	$6,700	$5,300
Strategic Advisers International Fund	$41,800	$3,200	$70,900	$8,200
Strategic Advisers Small-Mid Cap Fund	$41,500	$3,200	$10,500	$8,100

February 28, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$42,400	$3,900	$9,200	$9,400
Strategic Advisers Emerging Markets Fund	$28,200	$2,600	$6,300	$6,300
Strategic Advisers Fidelity International Fund	$39,900	$3,600	$9,400	$8,900
Strategic Advisers Income Opportunities Fund	$28,000	$2,400	$6,300	$5,800
Strategic Advisers International Fund	$52,300	$3,700	$9,400	$9,000
Strategic Advisers Small-Mid Cap Fund	$39,400	$3,600	$9,800	$8,900

A Amounts may reflect rounding

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Strategic Advisers, LLC (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2023A	February 28, 2022A
Audit-Related Fees	$7,914,600	$8,239,800
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 28, 2023A	February 28, 2022A
PwC	$13,070,000	$13,955,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Strategic Advisers’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 20, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 20, 2023